                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                            AIRTRAN HOLDINGS, INC.




               $17,500,000 13.00% SERIES A SENIOR SECURED NOTES
                              DUE APRIL 12, 2009


                                      and


         $17,500,000 12.27% SERIES B SENIOR SECURED CONVERTIBLE NOTES
                              DUE APRIL 12, 2009




                                  -----------

                                NOTE AGREEMENT

                                  -----------



                          Dated as of April 12, 2001

                               TABLE OF CONTENTS

1.   AUTHORIZATION OF ISSUE OF NOTES............................................................    1

2.   PURCHASE AND SALE OF NOTES.................................................................    3
     2.1.  Purchase and Sale of PIK Notes.......................................................    3

3.   CONDITIONS OF CLOSING......................................................................    3
     3.1.  Documents............................................................................    4
     3.2.  Representations and Warranties; No Default...........................................    5
     3.3.  Purchase Permitted...................................................................    5
     3.4.  Opinion of Company's Counsel.........................................................    6
     3.5.  Material Adverse Change..............................................................    6
     3.6.  Related Proceedings; Consummation of Related Transactions............................    6
     3.7.  Fees and Expenses....................................................................    7
     3.8.  Proceedings..........................................................................    7

4.   PREPAYMENTS................................................................................    7
     4.1.  Required Prepayments of Series A Notes...............................................    7
     4.2.  Prepayment of all of the Notes.......................................................    7
     4.3.  Partial Payments Pro Rata............................................................    8
     4.4.  Offer to Prepay Notes in the Event of a Change in Control............................    8
     4.5.  Retirement of Notes..................................................................    9
     4.6.  Conversion...........................................................................   10

5.   AFFIRMATIVE COVENANTS......................................................................   19
     5.1.  Financial Statements.................................................................   19
     5.2.  Information Required by Rule 144A....................................................   21
     5.3.  Covenant to Secure Notes Equally.....................................................   21
     5.4.  Compliance with Law..................................................................   21
     5.5.  Maintenance of Properties and Insurance..............................................   22
     5.6.  Payment of Taxes.....................................................................   22
     5.7.  Corporate Existence, etc.............................................................   23
     5.8.  Lines of Business....................................................................   23
     5.9.  ERISA Compliance.....................................................................   23
     5.10. Environmental Covenants..............................................................   24
     5.11. Environmental Indemnities............................................................   24
     5.12. Closing Fee..........................................................................   25
     5.13. Restricted Payments..................................................................   25
     5.14. Airways' Distributions...............................................................   25
     5.15. Airways Collateral Support Agreement.................................................   25
     5.16. Security Interests...................................................................   25
     5.17. Books and Records....................................................................   25
     5.18. Use of Proceeds......................................................................   26

6.   NEGATIVE COVENANTS.........................................................................   26
     6.1.  Limitation on Restricted Payments....................................................   26
     6.2.  Waiver of Stay, Extension or Usury Laws..............................................   29

     6.3.   Title to Collateral; Limitation on Liens............................................   29
     6.4.   Restrictions on Becoming an Investment Company......................................   29
     6.5.   Limitation on Indebtedness..........................................................   29
     6.6.   Limitation on Distributions from Restricted Subsidiaries............................   31
     6.7.   Asset Dispositions..................................................................   32
     6.8.   Limitation on Affiliate Transactions................................................   32
     6.9.   Limitation on the Sale or Issuance of Capital Stock of Restricted Subsidiaries......   33
     6.10.  Limitation on Sale/Leaseback Transactions...........................................   33

7.   Intentionally Omitted......................................................................   33

8.   EVENTS OF DEFAULT..........................................................................   33
     8.1.   Acceleration........................................................................   34
     8.2.   Rescission of Acceleration..........................................................   36
     8.3.   Notice of Acceleration or Rescission................................................   36
     8.4.   Other Remedies......................................................................   37

9.   REPRESENTATIONS AND WARRANTIES.............................................................   37
     9.1.   Organization........................................................................   37
     9.2.   Power and Authority.................................................................   37
     9.3.   Establishment of Security Interest..................................................   38
     9.4.   Disclosure..........................................................................   38
     9.5.   Subsidiaries........................................................................   38
     9.6.   Capitalization......................................................................   39
     9.7.   Registration........................................................................   39
     9.8.   No Violation........................................................................   39
     9.9.   No Consents.........................................................................   40

10.  REPRESENTATIONS OF EACH PURCHASER..........................................................   47

11.  DEFINITIONS................................................................................   47
     11.2.  Accounting Principles, Terms and Determinations.....................................   65

12.  MISCELLANEOUS..............................................................................   65
     12.1.  Note Payments.......................................................................   65
     12.2.  Expenses............................................................................   66
     12.3.  Consent to Amendments...............................................................   66
     12.4.  Form, Registration, Transfer and Exchange of Notes; Lost Notes......................   66
     12.5.  Persons Deemed Owners; Participations...............................................   67
     12.6.  Survival of Representations and Warranties; Entire Agreement........................   67
     12.7.  Successors and Assigns..............................................................   68
     12.8.  Disclosure to Other Persons; Transfer Restrictions..................................   68
     12.9.  Notices.............................................................................   68
     12.10. Payments Due on Non-Business Days...................................................   69
     12.11. Satisfaction Requirement............................................................   69
     12.12. GOVERNING LAW.......................................................................   69
     12.13. Severability........................................................................   69
     12.14. Descriptive Headings................................................................   69
     12.15. Counterparts........................................................................   69

     12.16.  Severalty of Obligations..............................    69

PURCHASER SCHEDULE.................................................     1

                                   EXHIBITS

EXHIBIT A-1      -     FORM OF SERIES A NOTE

EXHIBIT A-2      -     FORM OF SERIES B NOTE

EXHIBIT B-1      -     FORM OF SERIES A PIK NOTE

EXHIBIT B-2      -     FORM OF SERIES B PIK NOTE

EXHIBIT C        -     FORM OF COLLATERAL TRUST AGREEMENT

EXHIBIT D        -     FORM OF REGISTRATION RIGHTS AGREEMENT

EXHIBIT E        -     FORM OF COLLATERAL SUPPORT AGREEMENT

EXHIBIT F        -     FORM OF OPINION OF COMPANY'S COUNSEL

EXHIBIT F-1      -     FORM OF OPINION OF FAA SPECIAL COUNSEL

EXHIBIT G        -     FORM OF AIRCRAFT MORTGAGE

EXHIBIT H        -     FORM OF MORTGAGE

EXHIBIT I        -     FORM OF SECURITY AGREEMENT

                                   SCHEDULES

PURCHASER SCHEDULE

SCHEDULE 9.1.1   -     SUBSIDIARIES

SCHEDULE 9.4     -     RELATED PARTY TRANSACTIONS

SCHEDULE 9.5     -     SECURITIES

SCHEDULE 9.6     -     CAPITALIZATION

SCHEDULE 9.15    -     IDENTIFIED LIENS

SCHEDULE 9.22    -     MATERIAL ADVERSE CHANGE

SCHEDULE 9.29    -     BROKERS, FEES

                            AIRTRAN HOLDINGS, INC.
                            9955 AirTran Boulevard
                            Orlando, Florida 32827


                                                            As of April 12, 2001
To Each of the Purchasers Named in the
Purchaser Schedule Attached Hereto

Ladies and Gentlemen:

     The undersigned, AirTran Holdings, Inc. (herein called the "Company") hereby agrees with the purchasers named in the Purchaser Schedule attached hereto (herein called the "Purchasers"), as follows:

1. AUTHORIZATION OF ISSUE OF NOTES. The Company will authorize the issue of the following:

           1.1. its senior secured promissory notes in the aggregate principal amount of $17,500,000, to be dated the date of issue thereof, to mature April 12, 2009, to bear interest on the unpaid balance thereof from the date thereof until the principal thereof shall have become due and payable at the rate of 13.00% per annum and on overdue payments at the rate specified therein, and to be substantially in the form of Exhibit A-1 attached hereto. The term "Series A
                                -----------
Notes" as used herein shall include each such senior secured promissory note delivered pursuant to any provision of this Agreement and each such senior secured promissory note delivered in substitution or exchange for any other Series A Note pursuant to any such provision;

           1.2. its senior secured convertible promissory notes in the aggregate principal amount of $17,500,000, to be dated the date of issue thereof, to mature April 12, 2009, to bear interest on the unpaid balance thereof from the date thereof until the principal thereof shall have become due and payable at the Convertible Rate and on overdue payments at the rate specified therein, and to be substantially in the form of Exhibit A-2 attached
                                                          -----------
hereto. The "Convertible Rate" shall mean (a) for the period from the Closing Date and through the last day of the month of April, 12.27% per annum, (b) for each calendar month, beginning May 2001, as determined on the first Business Day of such month, (i) 12.27% per annum if any of the following are not satisfied:
(A) (i) all Conversion Shares issued or issuable upon the conversion of the Convertible Notes are listed on the American Stock Exchange or any other securities exchange on which the Common Stock is then listed or (ii)
Conversion Shares issued or issuable upon conversion of the Convertible Notes are authorized for quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or the National Market System of NASDAQ,
(B) the Resale Shelf is then effective and has not ceased to be effective or usable in connection with the Resale of Registrable Securities on any trading day of the immediately preceding calendar month, and (C) the average of the Closing Prices for each trading day of the immediately preceding calendar month is equal to or greater than $6.42, or (ii) 7.75% per annum if the foregoing conditions in clauses (A), (B) and (C) are satisfied. The term "Series B Notes" as used herein shall include each such senior secured convertible promissory note delivered pursuant to any provision of this Agreement and each such senior secured convertible promissory note delivered in substitution or exchange for any other Series B Note pursuant to any such provision;

           1.3. its senior secured promissory notes in an amount to evidence the aggregate amounts of interest that the Company may from time to time pay in kind pursuant to paragraph 2.1.1 hereof, to be dated the date of issue thereof, to mature April 12, 2009, to bear interest on the unpaid balance thereof until the principal thereof shall have become due and payable at the rate of 15.00% or such lesser interest rate as specified therein, and to be substantially in the form of Exhibit B-1 attached hereto. The term "Series A PIK Notes" as used
        -----------
herein shall include each senior secured promissory note delivered pursuant to any provision of this Agreement and each such senior secured promissory note delivered in substitution or exchange for any other Series A PIK Note pursuant to any such provision; and

           1.4. its senior secured convertible promissory notes in an amount to evidence the aggregate amounts of interest that the Company may from time to time pay in kind pursuant to paragraph 2.1.2 hereof, to be dated the date of issue thereof, to mature April 12, 2009, to bear interest on the unpaid balance thereof until the principal thereof shall have become due and payable at the Series B PIK Rate or such lesser interest rate as specified therein, and to be substantially in the form of Exhibit B-2 attached hereto. The "Series B PIK
                             -----------
Rate" shall mean (a) for the period from the Closing Date and through the last day of the month of April, 14.27% per annum, (b) for each calendar month, beginning May 2001, as determined on the first Business Day of such month, (i) 14.27% per annum if any of the following are not satisfied: (A) (i) all Conversion Shares issued or issuable upon the conversion of the Convertible Notes are listed on the American Stock Exchange or any other securities exchange on which the Common Stock is then listed or (ii) all Conversion Shares issued or issuable upon conversion of the Convertible Notes are authorized for quotation on the NASDAQ or the National Market System of NASDAQ, (B) the Resale Shelf is then effective and has not ceased to be effective or usable in connection with the Resale of Registrable Securities on any trading day of the immediately preceding calendar month, and (C) the average of the Closing Prices for each trading day of the immediately preceding calendar month is equal to or greater than $6.42, or (ii) 9.75% per annum if the foregoing conditions in clauses (A),
(B) and (C) are satisfied. The term "Series B PIK Notes" as used herein shall include each senior secured convertible promissory note delivered pursuant to any provision of this Agreement and each such senior secured convertible promissory note delivered in substitution or exchange for any other Series B PIK Note pursuant to any such provision.

           1.5. The obligations under the Notes will be secured by mortgages on, security interests in, or pledges of (the "Security Interests"), certain assets of Airways and certain of its current and future subsidiaries (collectively, the "Grantors") pursuant to (a) the Security Agreement, (b) the Aircraft Mortgage, (c) the Mortgage, and (d) the other Collateral Documents. The Security Interests will secure the payment and performance when due of all of the obligations of the Company, the Guarantors, if any, and the Grantors, if any, under the Notes, this Agreement, and the Collateral Documents, and shall be subject to the Collateral Trust

Agreement. Wilmington Trust Company shall serve as the Collateral Trustee pursuant to the Collateral Trust Agreement.

2. PURCHASE AND SALE OF NOTES. The Company hereby agrees to sell to each Purchaser and, subject to the terms and conditions herein set forth, each Purchaser agrees to purchase from the Company the aggregate principal amount of Series A Notes and Series B Notes set forth opposite such Purchaser's name in the Purchaser Schedule attached hereto at 100% of such aggregate principal amount. The Company will deliver to each Purchaser, at the offices of Sidley & Austin, 875 Third Avenue, New York, New York 10022, one or more Series A Notes and Series B Notes registered in such Purchaser's name, evidencing the aggregate principal amount of Series A Notes and Series B Notes to be purchased by such Purchaser and in the denomination or denominations specified with respect to such Purchaser in the Purchaser Schedule against payment of the purchase price thereof by wire transfer of immediately available funds on the date of closing, which shall be April 12, 2001 or any other date on or before April 12, 2001, upon which the Company and the Purchasers may mutually agree (herein called the "Closing" or the "Closing Date"), for credit to the account or accounts as shall be specified in a letter on the Company's letterhead, in form to be specified by the Purchasers, from the Company to the Purchasers delivered on the day before the Closing Date.

           2.1.  Purchase and Sale of PIK Notes.
                 ------------------------------

                 2.1.1 To the extent that (a) the Company defaults in the payment of interest on any Series A Note or Series A PIK Note for more than 5 Business Days after the date due, (b) the Company has insufficient funds to make such payment, and (c) Airways is not permitted under the Indenture to make a cash distribution to the Company for the payment of such interest, the Company shall pay such amount of semi-annual interest payment then due on the Series A Notes and Series A PIK Notes by issuing to each holder of such Series A Notes and/or Series A PIK Notes, a Series A PIK Note in the principal amount of interest then due and payable (but only to the extent not otherwise payable as set forth in subclauses (a), (b) and (c) hereof) on the Notes held by such holder.

                 2.1.2 To the extent that (a) the Company defaults in the payment of interest on any Series B Note or Series B PIK Note for more than 5 Business Days after the date due, (b) the Company has insufficient funds to make such payment, and (c) Airways is not permitted under the Indenture to make a cash distribution to the Company for the payment of such interest, the Company shall pay such amount of semi-annual interest payment then due on the Series B Notes and Series B PIK Notes by issuing to each holder of such Series B Notes and/or Series B PIK Notes, a Series B PIK Note in the principal amount of interest then due and payable (but only to the extent not otherwise payable as set forth in subclauses (a), (b) and (c) hereof) on the Notes held by such holder.

3. CONDITIONS OF CLOSING. Each Purchaser's obligation to purchase and pay for the Notes to be purchased by such Purchaser hereunder is subject to the satisfaction, on or before the Closing Date, of the following conditions:

           3.1.  Documents. Such Purchaser shall have received original
                 ---------
counterparts or if satisfactory to such Purchaser certified or other copies of all of the following, each duly executed and delivered by the party or parties thereto, in form and substance reasonably satisfactory to such Purchaser, and on the Closing Date in full force and effect with no event having occurred and being then continuing that would constitute a default thereunder or constitute or provide the basis for the termination thereof:

                 3.1.1 The Note(s) to be purchased by such Purchaser on the Closing Date.

                 3.1.2 A certificate of the Secretary of the Company and each Subsidiary certifying (a) and attaching (i) resolutions of the Board of Directors of the Company and such Subsidiary, as applicable, evidencing approval of the transactions contemplated by each of the Transaction Documents and the execution, delivery and performance thereof, and authorizing certain officers to execute and deliver the same, and certifying that such resolutions were duly and validly adopted and have not since been amended, revoked or rescinded, (ii) the Certificate of Incorporation (or equivalent document) of the Company and each Subsidiary, each certified as of a recent date by the Secretary of State (or equivalent entity) of their respective states (or jurisdictions) of incorporation, (iii) the Bylaws of the Company and each Subsidiary, (iv) an incumbency certificate signed by the Secretary or an Assistant Secretary and one other officer of each of the Company and each Subsidiary certifying as to the names, titles and true signatures of the officers of the Company or Subsidiary authorized to sign the Transaction Documents to which it is a party and the other documents to be delivered hereunder, (v) corporate existence, tax good standing, and/or other similar certificates as to the Company and each Subsidiary from their respective states of incorporation and from each jurisdiction where the Company and such Subsidiary is qualified to do business to the extent such certificates are issued by any such state or jurisdiction, and (b) that no dissolution or liquidation proceedings as to the Company or any Subsidiary have been commenced or are contemplated;

                 3.1.3 Certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to each of the Transaction Documents to which the Company or any Subsidiary is a party;

                 3.1.4 Copies of the Collateral Documents, each duly executed, acknowledged and delivered by the respective parties thereto, certified by an Officer's Certificate as true, correct and complete;

                 3.1.5 The Collateral Trust Agreement, in the form attached hereto as Exhibit C, duly executed and delivered by the respective
                     ---------
           parties thereto;

                 3.1.6 The Registration Rights Agreement, in the form attached hereto as Exhibit D (the "Registration Rights Agreement"), duly
                     ---------
           executed and delivered by the parties thereto;

                 3.1.7 A Collateral Support Agreement by Airways in favor of the holders of the Notes, in the form attached hereto as Exhibit E
                                                                    ---------
           (the "Collateral Support Agreement");

                 3.1.8 A certificate of solvency, dated the Closing Date, signed by the principal financial or accounting officer of the Company substantially in the form previously approved by the Purchasers;

                 3.1.9 Copies of duly executed payoff letters, UCC-3 termination statements (subject to reasonable payoff and delivery requirements of each creditor), mortgage releases and other collateral releases and terminations, each in form and substance reasonably satisfactory to the Purchasers evidencing (a) the termination of each agreement and instrument relating to any indebtedness secured by the Collateral and (b) the release of each item of Collateral securing such indebtedness and the termination of all Liens created thereunder and each such payoff letter, release and termination shall be in full force and effect;

                 3.1.10 Such additional documents or certificates with respect to such legal matters or corporate or other proceedings related to the transactions contemplated hereby as may be reasonably requested by such Purchaser.

           3.2.  Representations and Warranties; No Default. The Company shall
                 ------------------------------------------
have delivered to such Purchaser an Officer's Certificate, dated the Closing Date certifying that (a) the representations and warranties contained in paragraph 9 hereof and in the other Transaction Documents shall be true on and as of the Closing Date in all material respects; (b) there shall exist on the Closing Date no Event of Default or Default; and (c) no "default" or "event of default" relating to a payment obligation of Airways or the Company shall have occurred and be continuing under any agreement between any of (i) Airways or the Company on the one hand and (ii) any Affiliate of Boeing or Rolls-Royce PLC on the other hand; provided, however, for the purposes of this Section 3.2(c), no
                                                            --------------
such default or event of default shall be deemed to exist if the payment obligations giving rise to such event do not exceed $500,000 and all such amounts are subject of current dispute between the parties.

           3.3. Purchase Permitted. Such Purchaser shall have received an
                -------------------
Officer's Certificate to the effect that:

                 3.3.1 The purchase of and payment for the Notes to be purchased by such Purchaser on the Closing Date on the terms and conditions herein provided (including the use of the proceeds of such Notes by the Company) shall not violate any applicable law or governmental regulation (including, without limitation, Section 5 of the Securities Act or Regulation T, U or X of the Board of Governors of the Federal Reserve System) and shall not subject such Purchaser to any tax, penalty, liability or other onerous condition under or pursuant to any applicable law or governmental regulation, and such Purchaser shall have received such certificates or other evidence as it may request to establish compliance with this condition;

                 3.3.2 No injunction, restraining order or order of any nature by a Governmental Authority shall have been issued as of the Closing Date that would prevent or materially interfere with the consummation of any of the Related Transactions; and no stop order suspending the qualification or exemption from qualification of any of the Notes in any jurisdiction shall have been issued and no Proceeding for that purpose shall have been commenced or, to the actual knowledge of the Company after reasonable inquiry, be pending or threatened as of the Closing Date.

                 3.3.3 No action shall have been taken that would, as of the Closing Date, prevent the consummation of any of the Related Transactions. No Proceeding shall be pending or, to the actual knowledge of the Company after reasonable inquiry, threatened other than Proceedings that (A) if adversely determined could not, singly or in the aggregate, adversely affect the issuance or marketability of the Notes, and (B) could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

           3.4.  Opinion of Company's Counsel. Such Purchaser shall have
                 ----------------------------
received from (a) Smith, Gambrell & Russell, LLP, special counsel for the Company, a favorable opinion reasonably satisfactory to such Purchaser and substantially in the form of Exhibit F attached hereto, and (b) Crowe & Dunlevy, special FAA counsel to the Company, dated as of the Closing Date, substantially in the form of Exhibit F-1 attached hereto, and the Company, by its execution
               -----------
hereof, hereby requests and authorizes each such special counsel to render such opinion.

           3.5.  Material Adverse Change. No material adverse change in the
                 -----------------------
business, condition (financial or otherwise), operations or prospects of the Company and its Subsidiaries, taken as a whole, since December 31, 2000, shall have occurred or be threatened, as determined by such Purchaser in its sole judgment.

           3.6.  Related Proceedings; Consummation of Related Transactions. All
                 ---------------------------------------------------------
corporate and other proceedings taken or to be taken in connection with the Senior Secured Notes, and the transactions contemplated thereby (collectively, the "Related Transactions") shall be satisfactory in substance and form to such Purchaser, and such Purchaser shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser may reasonably request. In addition, such Purchaser shall have received satisfactory evidence that the transactions contemplated by the Airways Note Purchase Agreement and the Senior Secured Notes have been consummated prior to or concurrently with issuance of the Notes, pursuant to and in accordance with the terms and conditions thereof (no material terms thereof having been amended, supplemented, waived or otherwise modified without such Purchaser's prior written consent). Such Purchaser shall have received copies of the Indenture, and all instruments, documents and agreements delivered with respect thereto, certified by an Officer's Certificate, dated the Closing Date, as true, correct and complete.

           3.7.  Fees and Expenses. Without limiting the provisions of paragraph
                 -----------------
12.2 hereof, the Company shall pay the reasonable fees, charges and disbursements of counsel to the Purchasers, including, without limitation, Sidley & Austin.

           3.8.  Proceedings. All corporate and other proceedings taken or to be
                 -----------
taken in connection with the transactions contemplated hereby and all documents incident thereto shall be reasonably satisfactory in substance and form to such Purchaser, and such Purchaser shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

4. PREPAYMENTS. The Notes shall be subject to prepayment with respect to the required prepayments specified in paragraph 4.1 and 4.5 and the optional prepayment specified in paragraph 4.2.

           4.1.  Required Prepayments of Series A Notes. Until the Series A
                 ---------------------------------------
Notes shall be paid in full, the Company shall apply to the prepayment of the Series A Notes, without premium, an amount equal to the lesser of (i) twenty-five percent (25%) of Airways' Consolidated Net Income for the immediately preceding fiscal quarter and (ii) the amount of Restricted Payments made by Airways to the Company pursuant to Section 5.3 of the Indenture.
                                           -----------

           4.2.  Prepayment of all of the Notes.
                 ------------------------------

                 4.2.1 The Company may prepay all, but not less than all, the Notes held by each Holder only in the event that twenty (20) Business Days after the date on which the Company delivers to each holder of Notes a written request (a "Waiver Request") for an amendment or waiver with respect to the terms of Section 6.1, 6.3, 6.5, 6.6, 6.7
                                                       -----------------------
           or 6.9 hereof in connection with a bona fide third party transaction,
              ---
           the Company and the Required Holders have not reached agreement regarding the terms of such amendment or waiver. The Waiver Request shall include (i) a brief description of the transaction giving rise to the request for an amendment or waiver including without limitation, the identity of the third party or parties and the other material terms of the proposed transaction, and (ii) the terms of the amendment or waiver being sought.

                 4.2.2 Following the expiration of such twenty (20) Business Day-period, and at least thirty (30) days but not more than sixty
           (60) days before the prepayment of all of the Notes pursuant to this
           Section 4.2, the Company may elect to prepay all of, but not less
           -----------
           than all the Notes held by each Holder by delivering a prepayment notice to each Holder at such Holder's registered address. The notice shall state:

           (a)   the prepayment date;

           (b)   the applicable prepayment price; and

           (c)   reference to this Section 4.2 pursuant to which the Notes are
                                   -----------
                 being repaid.

                 Once notice of prepayment has been sent to the Holders in accordance with this Section 4.2(b), the Notes shall become due
                                      --------------
                 and payable on the prepayment date at the applicable prepayment price, and upon prepayment of the Notes in full in accordance with this paragraph 4.2, the Holders shall be deemed to have consented to such Waiver Request.

                 4.2.3 In the event the Company elects to prepay the Notes in accordance with the terms of this Section 4.2, the Company shall pay
                                             -----------
           (i) with respect to the Series A Notes, a prepayment price (expressed as percentages of principal amount) of one hundred eight percent (108%) plus accrued and unpaid interest thereon, if any, to the applicable prepayment date, and (ii) with respect to the Series B Notes, a prepayment price (expressed as a percentage of principal amount) of one hundred twelve and twenty-seven hundredths percent (112.270%) plus accrued and unpaid interest thereon, if any, to the prepayment date.

                 4.2.4 Notwithstanding the foregoing, in no event shall prepayment occur later than the date on which the transaction that is the subject of the Waiver Request is consummated.

           4.3.  Partial Payments Pro Rata. Upon any required prepayment
                 -------------------------
pursuant to paragraph 4.1, such amounts prepaid shall be allocated first, to all Series A PIK Notes at the time outstanding in proportion to the respective amounts outstanding and second, to all Series A Notes at the time outstanding in proportion to the respective amounts outstanding.

           4.4.  Offer to Prepay Notes in the Event of a Change in Control.
                 ---------------------------------------------------------

                 4.4.1   Notice of Impending Change in Control. The Company will
                         -------------------------------------
           not take any action that consummates or finalizes a Change in Control unless at least 30 days prior to such action it shall have given to each holder of any Notes written notice of such impending Change in Control. Such notice shall contain and constitute an offer to prepay all of such Notes as described in clause 4.4.3 and shall be accompanied by the certificate described in clause 4.4.4 hereof. The Company shall, on or before the day on which it gives such written notice of such impending Change in Control, give telephonic notice thereof to each holder which shall have designated a recipient of such notices in the Purchaser Schedule attached hereto or by notice in writing to the Company.

                 4.4.2   Notice of Occurrence of Change in Control. The Company
                         -----------------------------------------
           will, within 5 days after any Responsible Officer has knowledge of the occurrence of any Change in Control, give written notice of such Change in Control to each holder of any Notes. If a Change in Control has occurred, such notice shall contain and constitute an offer to prepay all of such Notes as described in clause 4.4.3 and shall be accompanied by the certificate described in
           4.4.4 hereof. The Company shall, on or before the day on which it gives such written notice of such Change in Control, give telephonic notice thereof to each holder which shall have designated a recipient of such notices in the Purchaser Schedule attached hereto or by notice in writing to the Company.

                 4.4.3   Offer to Prepay Notes. The offer to prepay Notes
                         ---------------------
           contemplated by the foregoing clauses 4.4.1 and 4.4.2 shall be an offer to prepay, in accordance with and subject to this paragraph 4.4, all, but not less than all, the Notes held by each holder (in this case only, "holder" in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) (a) with respect to the circumstances described in clause 4.4.1, on the date of the Change in Control and (b) with respect to the circumstances described in clause 4.4.2, on the 15th day after the date of such offer (as applicable, the "Proposed Prepayment Date").

                 4.4.4   Rejection; Acceptance. The Company shall, on or before
                         ---------------------
           the seventh day prior to the Proposed Prepayment Date, give telephonic renotification and confirmation thereof to each holder which shall have designated a recipient of such notices in the Purchaser Schedule attached hereto or by notice in writing to the Company. A holder of Notes may accept the offer to prepay made pursuant to this paragraph 4.4 by causing a notice of such acceptance to be delivered to the Company on or before the 5th day prior to the Proposed Prepayment Date. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this paragraph 4.6 on or before such date shall be deemed to constitute a rejection of such offer by such holder.

                 4.4.5   Prepayment. Prepayment of the Notes to be prepaid
                         ----------
           pursuant to this paragraph 4.4 shall be at 101% of the principal amount of such Notes, determined for the date of prepayment with respect to such principal amount, together with interest on such Notes accrued to the date of prepayment. Such prepayment shall be made on the Proposed Prepayment Date.

                 4.4.6   Officer's Certificate. Each offer to prepay the Notes
                         ----------------------
           pursuant to this paragraph 4.4 shall be accompanied by a certificate, executed by a Responsible Officer of the Company and dated the date of such offer, specifying: (a) the Proposed Prepayment Date; (b) that such offer is made pursuant to this paragraph 4.4; (c) the principal amount of each Note offered to be prepaid; (d) the interest, if any, that would be due on each Note offered to be prepaid and accrued to the Proposed Prepayment Date; (e) that the conditions of this paragraph 4.4 have been fulfilled; and (f) in reasonable detail, the nature and date of the Change in Control.

           4.5.  Retirement of Notes. The Company shall not, and shall not
                 -------------------
permit any of its Subsidiaries or Affiliates to, prepay or otherwise retire in whole or in part prior to their stated final maturity (other than by prepayment pursuant to paragraph 4.1, 4.2 or 4.4 or upon acceleration of such final maturity pursuant to paragraph 8.1), or purchase or otherwise acquire, directly or indirectly, Notes held by any holder.

           4.6.  Conversion. The principal amount outstanding of the Convertible
                 ----------
Notes shall be convertible into fully paid and nonassessable shares of common stock of the Company (the "Conversion Shares") on the following basis:

                 4.6.1   Conversion at the Option of the Holder. The holders of
                         ---------------------------------------
           the Convertible Notes may convert some or all of outstanding principal balance of such Notes at any time.

                 4.6.2   Conversion at the Option of the Company. If in any
                         ---------------------------------------
           calendar month (a) after the calendar month the Resale Shelf has been declared effective by the Commission and (b) during which the Resale Shelf remains effective for all of the trading days of such month, the shares of common stock of the Company have an average Closing Price of $6.42 or greater on a national securities exchange or on the NASDAQ National Market for all of the trading days during such calendar month, the Company may on or prior to the fifth Business Day of the next calendar month, give written notice to the holders of the Convertible Notes, (x) requiring such holders to convert the Convertible Notes in an aggregate principal amount equal to the lesser of (i) $2,000,000 less the aggregate principal amount of Convertible Notes converted during such immediately preceding calendar month and (2) the outstanding principal amount of Convertible Notes, and (y) designating such holders and the applicable Notes to be converted either on a pro rata basis or by lot (the "Company Notice").

                 4.6.3   Conversion Price. The conversion price for such shares
                         ----------------
           shall be equal to $5.42 per share (the "Conversion Price"). The Convertible Notes may be converted at the option of the holders thereof in the case of a conversion pursuant to paragraph 4.6.1 in aggregate principal amounts of not less than $1,000,000 or an integral multiple thereof (or less if the aggregate principal amount outstanding of Convertible Notes then outstanding is less than $1,000,000).

                 4.6.4   Mechanics of Conversion. Any conversion under this
                         -----------------------
           paragraph 4.6 (each a "Conversion") shall be effectuated by the holder of a Convertible Note surrendering such Note(s) to the Company, together with (a) with respect to a Conversion under paragraph 4.6.1, a written notice by such holder of the name and address in which and to which the certificates representing the shares of Conversion Shares issuable upon such Conversion shall be issued or (b) with respect to a Conversion under paragraph 4.6.2, the Company Notice (in each case, the "Conversion Notice"). For purposes hereof, the "Conversion Date" means (x) with respect to Conversion under paragraph 4.6.1, the date upon which such Note(s) and the Conversion Notice have been received by the Company, and (y) with respect to Conversion under paragraph 4.6.2, the date upon which the Company shall have given the Company Notice (the Note(s) and the Conversion

           Notice, or the Company Notice, as applicable, the "Conversion Documents"). As promptly as reasonably practicable after the Conversion Date and receipt of the Conversion Documents but in no event later than the third Business Day after the Conversion Notice, the Company shall issue and deliver or cause to be issued and delivered, as specified in the Conversion Notice, certificates for the number of full shares of Conversion Shares issuable upon such Conversion together with any cash (i) instead of fractional shares as provided in paragraph 4.6.5 and (ii) for accrued but unpaid interest under such Note(s) with respect to the principal balance so converted. Such Conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and subject to the receipt of the certificate(s) for shares of Conversion Shares and any cash due upon Conversion at such time the rights of the Holder of such Notes shall cease and the person or persons in whose name or names any certificate or certificates for shares of Conversion Shares shall be issuable upon such Conversion shall be deemed to have become the holder or holders of record of the shares of common stock of the Company represented thereby.

                 4.6.5   Fractional Shares. No fractional share of Common Stock
                         -----------------
           or scrip representing fractional shares shall be issued upon Conversion of the principal balance. Instead, the Company shall pay cash in an amount equal to the Closing Price of a share of Common Stock on the Conversion Date multiplied by the fraction of a full share represented by such fractional share.

                 4.6.6   Reservation of Securities. The Company shall at all
                         -------------------------
           times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the Convertible Notes such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of such Note(s); and if at any time the number of authorized but unissued shares of the Common Stock shall not be sufficient to effect the conversion of the entire outstanding principal amount of the Convertible Notes in addition to such other remedies as shall be available to the holder of such Notes, the Company will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

                 4.6.7   Registration Rights.
                         -------------------

           (a) All shares of the Company's securities issued or issuable upon conversion of the Convertible Notes shall have the registration rights and related obligations set forth in the Registration Rights Agreement, and the parties hereto shall each execute such agreements, documents and instruments in connection therewith as reasonably requested to fulfill the purposes of this paragraph 4.6.7.

           (b) The Company covenants and agrees to (i) prepare and file with the Commission promptly after the Issue Date, but in no event later than the 120/th/ day after the Issue

Date, a Resale Shelf , (ii) use its best efforts to cause such Resale Shelf to be declared effective under the Securities Act as promptly as practicable after the filing thereof, but in no event later than the 180/th/ day after the Issue Date and (iii) use its best efforts to keep the Resale Shelf effective until April 12, 2009 or such shorter period that will terminate when all of the Conversion Shares have been sold pursuant to a registration statement filed under the Securities Act covering the Conversion Shares.

          (c) The Company covenants and agrees to (i) list all Conversion Shares issued or issuable upon the conversion of the Convertible Notes on the American Stock Exchange or any other securities exchange on which the Common Stock is then listed or (ii) authorize for quotation on the NASDAQ or the National Market System of NASDAQ all Common Stock issued or issuable upon conversion of the Convertible Notes if the Common Stock is then so authorized for quotation.

               4.6.8  Stock Dividends, Subdivisions and Combinations. In case
                      ----------------------------------------------
          the Company shall hereafter:

          (a) pay a dividend or make a distribution in shares of Common Stock or securities or rights convertible into, or entitling the holder thereof to receive directly, or indirectly, additional shares of Common Stock,

          (b) reclassify by subdivision its outstanding shares of Common Stock into a greater number of shares, or

          (c) reclassify by combination its outstanding shares of Common Stock or into a smaller number of shares,

                      (i) the number of Conversion Shares receivable upon conversion of each Convertible Note immediately prior thereto shall be adjusted so that the holder of each Convertible Note thereafter converted shall be entitled to receive the number of Conversion Shares which such holder would have owned immediately following such action had such Convertible Note been converted immediately prior thereto, and

                      (ii) the Conversion Price shall be adjusted by multiplying such Conversion Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Conversion Shares purchasable upon the conversion of each Convertible Note immediately prior to such adjustment, and the denominator of which shall be the number of Conversion Shares purchasable immediately thereafter.

     An adjustment made pursuant to this Section 4.6.8 shall become effective immediately after the record date, in the case of a dividend, and shall become effective immediately after the effective date, in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this Section 4.6, the holder of any Convertible Note thereafter converted shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company shall determine, in its reasonable discretion, the allocation of the adjusted Conversion Price between or among shares of such classes of capital stock.

               4.6.9   Reclassification, Combinations, Mergers, etc. If:
                       --------------------------------------------

          (a) any capital reorganization, reclassification or change of outstanding shares of Common Stock (other than as set forth in paragraph 4.6.8 and other than a change in par value, or from par value to no par value, or from no par value to par value provided that the Company shall not increase the par value of the Common Stock to exceed the Conversion Price), or

          (b) in case of any consolidation or merger of the Company with or into another corporation or other entity (other than a merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the then outstanding shares of Common Stock or other capital stock of the Company (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination)) or

          (c) in case of any sale or conveyance to another corporation or other entity of all or substantially all of the assets of the Company shall be effected in such a way that the holders of Common Stock shall be entitled to receive shares of common stock, other securities or assets (whether such stock, other securities or assets are issued or distributed by the Company or another Person) with respect to or in exchange for Common Stock, then, as a condition of such reclassification, reorganization, change, consolidation, merger, sale or conveyance, the Company or such a successor or purchasing corporation or other entity, as the case may be, shall forthwith make lawful and adequate provision whereby the holder of such Convertible Notes then outstanding shall have the right thereafter to receive on conversion of such Convertible Notes the kind and amount of shares of stock and other securities and assets receivable upon such reclassification, reorganization, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock that such holders would have been entitled to receive upon conversion of such Convertible Notes had such Convertible Notes been converted immediately before such reclassification, reorganization, change, consolidation, merger, sale or conveyance that shall be as nearly equivalent as may be practicable to the adjustments provided for in this paragraph 4.6.

     For purposes of this paragraph 4.6.9, "shares of stock and other securities and property" receivable upon a reclassification, change, consolidation, merger, sale or conveyance shall include stock of any successor or acquiring corporation of any class which is not subject to redemption and shall also include any evidence of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event including any warrants or other rights to subscribe for or purchase any such stock.

     In case of any such reclassification, reorganization, merger, consolidation or dispositions of assets, the successor or acquiring corporation or other entity shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Agreement and the Convertible Notes to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Conversion Shares into which each Convertible Note may be converted, which shall be as nearly equivalent as practicable to the adjustments provided for in this paragraph 4.6.

               4.6.10  Issuances of Common Stock or Rights. In the event that
                       -----------------------------------
          the Company shall, at any time or from time to time after the date hereof, issue, sell distribute or otherwise grant (in any such case, a "Distribution") shares of Common Stock or Rights, whether or not such Rights are immediately exercisable, convertible or exchangeable, at a Consideration Per Share lower than the per share Fair Market Value of the Common Stock on the date of such issuance or sale, or if the Company shall amend any of the provisions of any Rights, including, without limitation, a change in the purchase, conversion, exchange or exercise price per share of Common Stock, as the case may be, of any such Right, or the Aggregate Consideration Receivable applicable to any such Right (other than under or by reason of provisions designed to protect against dilution upon an event which results in an adjustment pursuant to this paragraph 4.6 which is no less favorable to the holders of the Convertible Notes than such adjustment is to the holder of such Rights), then, immediately after the date of such issuance or sale,

          (a) the number of Conversion Shares purchasable upon conversion of each Convertible Note shall be increased so that the holders of such Convertible Notes thereafter will be entitled to receive the number of Conversion Shares determined by multiplying:

                       (i) the number of shares of Common Stock the holders of Convertible Notes would have been entitled to receive immediately before the date of such issuance or sale had such holders converted their Convertible Notes immediately prior thereto; by

                       (ii) a fraction, the numerator of which shall be the sum of: (A) the number of shares of Common Stock outstanding on such date plus (B) the number of additional shares of Common Stock offered for subscription or purchase (or into which the Rights so offered are initially convertible or exchangeable or exercisable, as the case may be), and the denominator of which shall be the sum of: (x) the number of shares of Common Stock and outstanding on such date plus (y) the number of shares of Common Stock that the Aggregate Consideration Receivable would purchase at such per share Fair Market Value of the Common Stock on the date of such issuance or sale, and

          (b) the Conversion Price in effect immediately after such Distribution shall be adjusted by multiplying the Conversion Price in effect immediately prior to such Distribution by the quotient of:

                       (i) the sum of: (A) the number of shares of Common Stock and outstanding immediately prior to such Distribution; plus (B) the quotient of: (x) the Aggregate Consideration Receivable; divided by (y) the per share Fair Market Value of the Common Stock; in each case immediately prior to such Distribution; divided by

                       (ii) the sum of: (A) the number of shares of Common Stock and outstanding immediately prior to such Distribution; plus (B) the number of shares of Common Stock so issued or sold (or initially issuable pursuant to any Rights).

     No adjustment shall be made pursuant to subparagraph (a) above which would decrease the number of shares of Common Stock upon for which a Convertible Note may be converted. No adjustment shall be made pursuant to subparagraph (b) above which would increase the Conversion Price.

     For purposes of the foregoing calculation, the total maximum number of shares of Common Stock issuable upon exercise, conversion or exchange, as applicable, of all Rights shall be deemed to have been issued as of the date of such Distribution and thereafter shall be deemed to be outstanding and the Company shall be deemed to have received as consideration therefor the Aggregate Consideration Receivable applicable thereto after giving effect to such exercise, conversion or exchange. Except as provided in paragraph 4.6.14, no additional adjustments of the Conversion Price shall be made upon the actual exercise, exchange or conversion, as applicable, of such Rights.

               4.6.11  Dividends and Distributions. In the event the Company
                       ---------------------------
          shall, at any time or from time to time after the date hereof, make or pay any dividend of, or distribute to holders of Common Stock (in any such case, a "Dividend"), shares of capital stock, any of its property or assets (other than cash but only to the extent that such cash dividends are issued in the Company's ordinary course of business consistent with past practice), evidences of its indebtedness, Rights or other securities (in each case, other than dividends payable in Common Stock or securities or rights convertible or exchangeable into Common Stock) (collectively, "Dividend Securities"), then, in each such case, the Company shall reserve shares or other units of such Dividend Securities for distribution to the holders upon conversion of the Convertible Notes so that, in addition to the Conversion Shares issuable upon exercise thereof, such holders will receive upon such exercise the amount and kind of such Dividend Securities that such holders would have received if the holders had, immediately prior to the record date for the distribution of the Dividend Securities, converted the Convertible Notes.

               4.6.12  Self-Tenders. If, at any time or from time to time after
                       ------------
          the date hereof, the Company or any subsidiary of the Company shall repurchase, by self-tender offer or otherwise, any shares of Common Stock of the Company or any Right at a weighted average purchase price in excess of the per share Fair Market Value of the Common Stock then on the Business Day immediately prior to the earliest of (i) the date of such repurchase, (ii) the commencement of an offer to repurchase or
          (iii) the public announcement of either (such date being referred to as the "Determination Date"), the Company shall offer to repurchase the Conversion Shares on the same terms and conditions on which it has offered to repurchase the shares of Common Stock.

               4.6.13  Fair Market Value of Consideration Received.
                       -------------------------------------------
          Notwithstanding any provision to the contrary herein, for purposes of this paragraph 4.6, if any Rights shall be issued in connection with the issuance and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Rights by the parties thereto, such Rights shall be deemed to have been issued without consideration, provided, however, that if any such Rights have an exercise price (to the extent applicable) equal to or greater than the per share Fair Market Value of the Common Stock on the date of issuance of such Rights, then such Rights shall be deemed to have been issued for consideration equal to such exercise price.

               4.6.14  Deferral of Certain Adjustments. No adjustment need be
                       -------------------------------
          made for a change in the par value of the Common Stock; provided, however, the Company shall not increase the par value of the Common Stock to exceed the Conversion Price. All calculations under this paragraph 4.6 shall be made to the nearest 1/1,000 of one cent or to the nearest 1/1,000th of a Conversion Share, as the case may be.

               4.6.15  Other Adjustments. In the event that at any time, as a
                       -----------------
          result of an adjustment made pursuant to this paragraph 4.6, holders of the Convertible Notes shall become entitled to receive any securities of the Company other than shares of Common Stock, thereafter the number of such other securities so receivable upon conversion of each Convertible Note and the Conversion Price applicable to such exercise shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Conversion Shares and the Conversion Price contained in this paragraph 4.6, and all other relevant provisions of this paragraph 4.6 that are applicable to shares of Common Stock shall be applicable to such other securities. In case at any time or from time to time the Company shall take any action in respect of its outstanding shares of Common Stock, other than any action described in this paragraph 4.6, or any event occurs as to which the provisions of this paragraph 4.6 are not strictly applicable, then the number of Conversion Shares into which each Convertible Note may be converted shall be adjusted in such manner as may be equitable in the circumstances and on terms as nearly equivalent as practicable to the provisions with respect to the Conversion Shares and the Conversion Price contained in this paragraph 4.6 and as shall be reasonably necessary, in the good faith opinion of the Board of Directors of the Company, to protect the exercise rights of the holders of the Convertible Notes, but in no event shall any such adjustment have the effect of adversely affecting the holders of the Convertible Notes. If the Company shall at any time or from time to time issue, sell or distribute any shares of capital stock (other than Common Stock), any evidences of indebtedness, any property or assets, Rights or other securities, then, in each such case, such issuance, sale or distribution shall be deemed to be of, or in respect of, Common Stock for purposes of this paragraph 4.6.

               4.6.16  Increased Conversion Shares or Reduced Conversion Price.
                       -------------------------------------------------------
          From time to time, the Company may, for a period of not less than twenty (20) Business Days, in its discretion, upon written notice to holders of Convertible Notes, increase the number of Conversion Shares purchasable upon the conversion of each Convertible Note, without making any adjustment to the Conversion Price, or reduce the Conversion Price, without making any adjustment to the number of Conversion Shares purchasable upon the conversion of each Convertible Note; provided that in the event that the Company elects to make any such adjustment, the Company shall make the same or proportional adjustment, as the case may be, with respect to all outstanding Convertible Notes.

               4.6.17  No Adjustments for Certain Incentive Compensation.
                       -------------------------------------------------
          Notwithstanding any other provision hereof, it is expressly understood that the Convertible Notes shall not be adjusted with respect to (a) Common Stock or Rights, in any case, that may be issued to any of the Company's officers or employees pursuant to the stock option plans or similar plans of the Company, including, without limitation, under the AirTran Holdings, Inc. 1995 Employee Stock Purchase Plan, 1993 Incentive Stock Options Plan, 1994 and 1996 stock option plans, Airways Corporation's 1995 Stock Option Plan, and Airways Corporation's 1995 Director Stock Option Plan (collectively, the "Plans"), to the extent that shares of Common Stock or other securities issued or granted under such Plans are issued or granted at a price, or with an exercise price, that is no less than the per share Fair Market Value of the Common Stock at the date of grant or issuance and such grant or issuance, together with all previous grants and issuances under all such Plans, represents not more than 10% of the fully diluted Common Stock at the time of such grant or issuance, (b) the conversion or exchange (other than pursuant to a reclassification), in any case on a share-for-share basis, of Common Stock for non-voting Common Stock, or (c) the issuance of any Conversion Shares.

               4.6.18  No Impairment. The Company will not, by amendment of its
                       -------------
          certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this paragraph 4.6 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Convertible Notes against impairment.

               4.6.19  Further Equitable Adjustments. If, after one or more
                       -----------------------------
          adjustments to the Conversion Price pursuant to this paragraph 4.6, the Conversion Price cannot be reduced further without falling below the greater of (i) the par value of the Common Stock or (ii) the lowest positive conversion price legally permissible for convertible notes to acquire shares of common stock, the Company shall make further adjustments to compensate the holders of the Convertible Notes, consistent with the foregoing principles, as the Board of Directors of the Company, acting in good faith, deems necessary, including an increase in the number of Conversion Shares issuable upon conversion of outstanding Convertible Notes and/or a cash payment to the holders of the Convertible Notes.

               4.6.20  Other Adjustments.
                       -----------------

          (a) Adjustments shall be made pursuant to this paragraph 4.6 successively whenever any of the events referred to in subparagraphs 4.6.6,
4.6.8 through 4.6.19, inclusive shall occur.

          (b) If any Convertible Note shall be converted subsequent to the record date for any of the events referred to in this paragraph 4.6, but prior to the effective date thereof, appropriate adjustments shall be made immediately after such effective date so that the holder of such Convertible Note on such record date shall have received, in the aggregate, the kind and number of shares of Common Stock or other securities or property or assets that it would have owned or been entitled to receive on such effective date had such Convertible note been converted prior to such record date.

          (c) Shares of Common Stock owned by or held for the account of the Company shall not, for purposes of the adjustments set forth in this paragraph
4.6 be deemed outstanding.

               4.6.21  Expiration of Rights. Upon the expiration of any Rights
                       --------------------
          referred to in this paragraph 4.6, without the exercise, exchange or conversion, as applicable, thereof, the Conversion Price and the number of Conversion Shares shall, upon such expiration, be readjusted and shall thereafter be such Conversion Price and such number of Conversion Shares as would have been had such Conversion Price and such number of Conversion Shares originally been adjusted (or had the original adjustment not been required, as the case may be) as if:

          (a) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such Rights; and

          (b) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all such Rights, whether or not exercised; provided, however, that no such readjustment shall have the effect of increasing the Conversion Price by an amount in excess of the amount of the reduction initially made in respect of the issuance, sale, or grant of such Rights.

               4.6.22  When Adjustment Not Required. If the Company shall take a
                       ----------------------------
          record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

               4.6.23  Treasury Stock. The sale or other disposition of any
                       --------------
          issued shares of Common Stock owned or held by or for the account of the Company shall be deemed an issuance thereof.

               4.6.24  Notices to Holders of Convertible Notes. Whenever the
                       ---------------------------------------
          number of Conversion Shares is adjusted or the Conversion Price in respect thereof is adjusted, as herein provided, the Company shall promptly give to each holder of Convertible Notes notice of such adjustment or adjustments and shall promptly deliver to each holder of Convertible Notes an Officer's Certificate (confirmed by a certificate from the Company's independent certified public accountants) setting forth: (i) the number of Conversion Shares issuable upon the exercise of each Convertible Note and the Conversion Price of such shares after such adjustment; (ii) a brief statement of the facts requiring such adjustment; and (iii) the computation by which such adjustment was made.

     So long as any Convertible Note is outstanding, within ninety (90) days of the end of each fiscal year of the Company, the Company shall deliver to each holder of Convertible Notes an Officer's Certificate setting forth: (i) the number of Conversion Shares issuable upon the conversion of each Convertible Note and the Conversion Price of such shares as of the end of such fiscal year;
(ii) a brief statement of the facts requiring each adjustment, if any, required to be made in such fiscal year; and (iii) the computation by which each such adjustment was made.

5. AFFIRMATIVE COVENANTS. The Company covenants, during such time as there is a commitment to purchase a Note or any of the Notes are outstanding, as follows:

          5.1. Financial Statements.  The Company will deliver to each
               --------------------
Significant Holder in duplicate:

               5.1.1 as soon as practicable and in any event within 45 days after the end of each quarterly period (other than the last quarterly period) in each fiscal year, consolidated statements of income, stockholders' equity and cash flows of the Company and its Subsidiaries for the period from the beginning of the current fiscal year to the end of such quarterly period, and a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarterly period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year, all in reasonable detail and satisfactory in form to the Required Holder(s) and certified by an authorized financial officer of the Company, subject to changes resulting from year-end adjustments; provided, however, that delivery pursuant to paragraph 5.1.3 below of
          --------  -------
          copies of the Quarterly Report on Form 10Q of the Company for such quarterly period filed with the Commission shall be deemed to satisfy the requirements of this clause (i) with respect to consolidated statements.

               5.1.2 as soon as practicable and in any event within 90 days after the end of each fiscal year, consolidating and consolidated statements of income and cash flows and a consolidated statement of stockholders' equity of the Company and its Subsidiaries for such year, and a consolidating and consolidated balance sheet of the Company and its Subsidiaries as at the end of such year, setting forth in each case in comparative form corresponding consolidated figures from the preceding annual audit, all in reasonable detail and satisfactory in form to the Required Holder(s) and, as to the consolidated statements, reported on by Ernst & Young LLP or other independent public accountants of recognized national standing selected by the Company whose report shall be without limitation as to the scope of the audit and satisfactory in substance to the Required Holder(s) and, as to the consolidating statements, certified by an authorized financial officer of the Company; provided, however, that
                                                       --------  -------
          delivery pursuant to paragraph 5.1.3 below of copies of the Annual Report 10K of the Company for such fiscal year filed with the Commission shall be deemed to satisfy the requirements of this clause
          (ii) with respect to consolidated statements;

               5.1.3 promptly upon transmission thereof, copies of all such financial statements, proxy statements, notices and reports, if any, as it shall send to its public stockholders and copies of all registration statements (without exhibits) and all reports, if any, which it files with the Commission (or any governmental body or agency succeeding to the functions of the Commission);

               5.1.4 promptly upon receipt thereof, a copy of each other report submitted to the Company or any Subsidiary by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company or any Subsidiary; and

               5.1.5 with reasonable promptness, (i) such other information as such Significant Holder may reasonably request, and (ii) copies of other reports as are provided to the Collateral Trustee, any Bank Agent or the holders of the Senior Secured Notes.

               5.1.6 Together with each delivery of financial statements required by clauses (i) and (ii) above, the Company will deliver to each Holder an Officer's

          Certificate demonstrating (with computations in reasonable detail) compliance by the Company and its Subsidiaries with the provisions of
          Section 6, and stating that there exists no Event of Default or Default, or, if any Event of Default or Default exists, specifying the nature and period of existence thereof and what action the Company proposes to take with respect thereto. Together with each delivery of financial statements required by clause (ii) above, the Company will deliver to each Significant Holder a certificate of such accountants stating that, in making the audit necessary for their report on such financial statements, they have obtained no knowledge of any Event of Default or Default, or, if they have obtained knowledge of any Event of Default or Default, specifying the nature and period of existence thereof. Such accountants, however, shall not be liable to anyone by reason of their failure to obtain knowledge of any Event of Default or Default which would not be disclosed in the course of an audit conducted in accordance with generally accepted auditing standards. The Company also covenants that immediately after any Responsible Officer obtains knowledge of an Event of Default or Default, it will deliver to each Significant Holder an Officer's Certificate specifying the nature and period of existence thereof and what action the Company proposes to take with respect thereto.

          5.2.  Information Required by Rule 144A. The Company will, upon the
                ---------------------------------
request of the holder of any Note, provide such holder, and any qualified institutional buyer designated by such holder, such financial and other information as such holder may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act in connection with the resale of Notes, except at such times as the Company is subject to the reporting requirements of section 13 or 15(d) of the Exchange Act. For the purpose of this paragraph 5.2, the term "qualified institutional buyer" shall have the meaning specified in Rule 144A under the Securities Act.

          5.3.  Covenant to Secure Notes Equally. The Company covenants that if
                --------------------------------
it or any Subsidiary shall create or assume any Lien upon any of its property or assets, whether now owned or hereafter acquired, other than Liens permitted by the provisions of paragraph 6.3 (unless prior written consent to the creation or assumption thereof shall have been obtained pursuant to paragraph 12.3), it will make or cause to be made effective provision whereby the Notes will be secured by such Lien equally and ratably with any and all other Indebtedness (subject only to the provisions of the Collateral Trust Agreement) thereby secured so long as any such other Indebtedness shall be so secured.

          5.4.  Compliance with Law. The Company will, and will cause each of
                -------------------
its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, environmental laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

          5.5.  Maintenance of Properties and Insurance. The Company shall, and
                ---------------------------------------
shall cause its Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition all Collateral and properties used or useful in their businesses; provided, however, that, subject to the requirements of the
                     --------  -------
Collateral Documents, neither the Company nor any such Subsidiary shall be prevented from discontinuing those operations or suspending the maintenance of that Collateral or those properties which, in the Company's reasonable judgment, are no longer necessary or useful in the conduct of the Company's business or that of its Subsidiaries. For so long as any Collateral or property is deemed to be useful to the conduct of the Company's business or that of its Subsidiaries, the Company shall, or shall cause such Subsidiaries to, maintain appropriate insurance, generally in accordance with industry practices, on such Collateral and properties and as required under the provisions of the Collateral Documents; provided, notwithstanding the foregoing, the Company shall at all times carry and maintain, or cause to be carried and maintained, insurance on and in respect of the Aircraft, the Airframes and the Engines (in each case as defined in the Aircraft Mortgage) in accordance with the provisions of Section 4.06 and Annex B of the Aircraft Mortgage.

          5.6.  Payment of Taxes. The Company shall, and shall cause each
                ----------------
Subsidiary to, pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Company and each Subsidiary or upon the income, profits or Property of the Company and each Subsidiary or upon the Collateral and (b) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon the Collateral, or the other Property of the Company or any Subsidiary; provided, however, that the Company or a
                               --------  -------
Subsidiary, as the case may be, shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim (i) the amount, applicability or validity of which is being contested in good faith by appropriate proceedings, and for which adequate reserves have been established in accordance with GAAP, or (ii) if the Company delivers to the Significant Holders an Officers' Certificate stating that such non-payment and non-discharge is in the interest of the Company and not prejudicial in any material respect to the Holders.

     Nothing contained herein or in the Notes shall be deemed to impose on the Company any obligation to pay on behalf of the Holder of any Notes any tax, assessment or governmental charge required by any present or future law of the U.S. or of any state, county, municipality or other taxing authority thereof to be paid on behalf of, or withheld from the amount payable to, the Holder of any Notes; rather any tax, assessment or governmental charge shall, to the extent required by law, be withheld from the amounts provided for herein.

     The Company shall treat the Notes as debt instruments issued at fair market value for Tax purposes, shall treat the Notes as applicable high yield debt obligations under Section 163(i) of the code bearing original issue discount within the meaning of Section 1273(a)(1) of the Code, and shall treat the appropriate amounts under the Code as the disqualified portion and the dividend equivalent portion.

          5.7. Corporate Existence, etc. Except as otherwise provided in Section
               ------------------------
6, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory), licenses, permits, approvals and governmental franchises of the Company and each Subsidiary necessary to the conduct of its respective business; provided, however, that the Company shall not be required to preserve any such
--------  -------
right, license or franchise, or (other than with respect to the Restricted Subsidiaries) to preserve the corporate existence of any such Subsidiary, if the Board of Directors of the Company shall determine that the preservation thereof is no longer in the interest of the Company and that termination of the corporate existence is not disadvantageous to the Holders in any material respect.

               5.7.1 The Company shall cause Airways to continue to be an air carrier certificated under Section 604(b) of the Federal Aviation Act.

               5.7.2 The Company is and, to the extent required to operate its business as presently conducted and to perform its obligations under this Agreement and the Collateral Documents, shall remain a "citizen of the United States" as defined in Section 101(16) of the Federal Aviation Act. To the extent required to operate Airways' business as presently conducted and to perform Airways' obligations under the Indenture, the Airways Note Purchase Agreement and the Collateral Documents, the Company shall cause Airways to remain a "citizen of the United States" as defined in Section 101(16) of the Federal Aviation Act.

          5.8. Lines of Business. The Company covenants that it will not, and it
               -----------------
will not permit any Subsidiary of the Company to, engage in any business if, as a result thereof, the general nature of the businesses of the Company and its Subsidiaries, taken as a whole, would be substantially changed from the businesses of the Company as described in the Form 10-K filed April 2, 2001 by the Company with the Commission for the fiscal year ending December 31, 2000, as amended by the Form 10-K/A filed April 12, 2001 by the Company with the Commission for the fiscal year ended December 31, 2000 (the "Company 10-K").

          5.9. ERISA Compliance. The Company shall comply, and shall cause each
               ----------------
ERISA Affiliate to comply, in all material respects, with the provisions of ERISA and the Code applicable to each Plan. Each of the Company and its Subsidiaries shall meet, and shall cause all ERISA Affiliates to meet, all minimum funding requirements applicable to them with respect to any Plan pursuant to section 302 of ERISA or section 412 of the Code, without giving effect to any waivers of such requirements or extensions of the related amortization periods which may be granted. At no time shall the accumulated benefit obligations under any Plan subject to Title IV of ERISA that is not a Multiemployer Plan exceed the fair market value of the assets of such Plan allocable to such benefits by more than $1,000,000. The Company and its Subsidiaries shall not withdraw, and shall cause all other ERISA Affiliates not to withdraw, in whole or in part, from any Multiemployer Plan so as to give rise to withdrawal liability exceeding $1,000,000 in the aggregate. At no time shall the actuarial present value of unfunded liabilities for post-employment health care benefits, whether or not provided under a Plan, calculated in a manner consistent with Statement No. 106 of the Financial Accounting Standards Board, exceed $1,000,000.

          5.10. Environmental Covenants. The Company will immediately notify
                -----------------------
each holder of Notes of, and provide such holder with copies of any notifications of, discharges or releases or threatened releases or discharges of a Polluting Substance on, upon, into or from the Collateral which are given or required to be given by or on behalf of the Company or any of its Subsidiaries to any Governmental Authority if any of the foregoing could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and such copies of notifications shall be delivered to the holders at the same time as they are delivered to such Governmental Authority. The Company further agrees promptly to undertake and pursue diligently to completion, or to cause its Subsidiaries to undertake and pursue diligently to completion, any appropriate and legally required or authorized remedial containment and cleanup action in the event of any release or discharge or threatened release or discharge of a Polluting Substance on, upon, into or from the Collateral. At all times while owning and operating the Collateral, the Company will maintain and retain, or cause its Subsidiaries to maintain and retain, in each case as required by applicable law, complete and accurate records of all releases, discharges or other disposal of Polluting Substances on, onto, into or from the Collateral, including, without limitation, records of the quantity and type of any Polluting Substances disposed of on or off the Collateral.

          5.11. Environmental Indemnities. The Company hereby agrees to
                -------------------------
indemnify, defend and hold harmless each holder of Notes, the Collateral Trustee and each of their respective officers, directors, employees, agents, consultants, attorneys, contractors, affiliates, successors, assigns or transferees from and against, and reimburse said Persons in full with respect to, any and all loss, liability, damage, fines, penalties, costs and expenses, of every kind and character, including reasonable attorneys' fees and court costs, known or unknown, fixed or contingent, occasioned by or associated with any claims, demands, causes of action, suits and/or enforcement actions, including any administrative or judicial proceedings, and any remedial, removal or response actions ever asserted, threatened, instituted or requested by any Persons, including any Governmental Authority, arising out of or related to: (i) the breach of any representation or warranty of the Company contained in paragraph 9.31 or 9.32 set forth herein; (ii) the failure of the Company to perform, or to cause its Subsidiaries to perform, any of the covenants contained in paragraph 5.10; (iii) the ownership, construction, occupancy, operation, use of the Collateral prior to the earlier of the date on which (a) the Notes, all interest thereon have been paid in full, and the Collateral Documents have been released, or (b) all Collateral has been sold by the Collateral Trustee or the holders of the Notes pursuant to foreclosure of the Liens granted under the Collateral Documents, deed in lieu of such foreclosure or otherwise (all of the foregoing, collectively, the "Indemnified Liabilities"). THE FOREGOING INDEMNITY OBLIGATIONS OF THE COMPANY SHALL EXTEND TO ALL INDEMNIFIED LIABILITIES, INCLUDING, WITHOUT LIMITATION, ANY INDEMNIFIED LIABILITIES ARISING FROM OR ATTRIBUTED, IN WHOLE OR IN PART, TO THE NEGLIGENCE OF ANY INDEMNIFIED PARTY. The obligations of the Company under this paragraph 5.11 shall survive the transfer of any Note or portion thereof or interest therein by any Purchaser or any Transferee, the payment of any Note and the termination of this Agreement or any of the other Transaction Documents.

          5.12.  Closing Fee. The Company shall pay to the holders of the Notes,
                 -----------
in proportion to their respective outstanding principal amounts outstanding and held by such holders, a closing fee in the aggregate amount of $500,000, which shall be payable on or before April 12, 2001.

          5.13.  Restricted Payments. The Company shall cause Airways and each
                 -------------------
Restricted Subsidiary to comply with the covenants set forth in Section 5.3 of the Indenture.

          5.14.  Airways' Distributions. So long as no "Default" under the
                 ----------------------
Senior Secured Notes shall have occurred and be continuing (or would result therefrom):

                 5.14.1 within forty-five days after the end of each fiscal quarter of Airways, commencing with the fiscal quarter ending June 30, 2001, the Company shall cause Airways to pay cash dividends to the Company, to the extent permitted under the Indenture, in an amount equal to 50% of Airways' Consolidated Net Income for the immediately preceding fiscal quarter; and

                 5.14.2 on the date on which each semi-annual payment is due on the Notes hereunder, commencing October 15, 2001, the Company shall cause Airways to pay cash dividends to the Company, to the extent permitted under the Indenture, an amount equal to such payment.

          5.15.  Airways Collateral Support Agreement. The Company shall cause
                 -----------------------------------
Airways to execute the Collateral Support Agreement hereunder.

          5.16.  Security Interests. The Company shall, and shall cause Airways
                 ------------------
and its Subsidiaries to, execute the Collateral Documents and to perform any and all acts and execute any and all documents (including, without limitation, the execution, amendment or supplementation of any financing statement and continuation statement or other statement) for filing under the provisions of the Federal Aviation Act and the applicable Uniform Commercial Code and the rules and regulations thereunder or any other statute, rule or regulation of any applicable federal, state or local jurisdiction, which are necessary or advisable, from time to time, in order to grant and maintain in favor of the Collateral Trustee for the benefit of the Holders a valid, perfected Lien on the Collateral.

          5.17.  Books and Records.
                 -----------------

                 5.17.1 The Company shall, and shall cause each of its Subsidiaries to, (i) maintain complete and accurate books and records in which full and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its respective business and activities, (ii) permit authorized representatives of any Substantial Holder and/or the Collateral Trustee to visit and inspect the Properties of the Company or its Subsidiaries, and any or all books, records and documents in the possession of the Company or Airways relating to the Collateral, including the records, logs, and other similar materials and to make copies and take extracts therefrom and to visit and inspect the Collateral and to discuss the affairs, finances and accounts of any of such corporations with the principal officers of the Company and its independent public accountants, all upon reasonable notice and at such reasonable times during normal business hours and as often as may be reasonably requested, and (iii) permit the authorized representatives of any Substantial Holder to visit and inspect the Properties, books, records and documents described in clause (ii), at such times and to such extent as may be necessary to allow timely completion of any Independent Appraiser's Certificate to be prepared by such Trustee Appraiser or Third Party Appraiser.

                 5.17.2 Each Holder and its authorized representatives referred to in clause 5.17.1 above agree not to use any information obtained pursuant to this Section 5.17 for any purpose other than as required in order to discharge their respective duties hereunder and under the Collateral Documents and except as otherwise required for such purpose to keep confidential and not to disclose any such information to any person except that (i) the recipient of the information may disclose any information which becomes publicly available other than as a result of disclosure by such recipient, and (ii) the recipient of the information may disclose any information which its counsel reasonably concludes is necessary to be disclosed by law, pursuant to any court or administrative order or ruling or in any pending legal or administrative proceeding or investigation after notice to the Company adequate, subject to applicable laws, to allow the Company to obtain a protective order or other appropriate remedy, provided that the recipient of the information will (if not otherwise required in order to discharge its duties as aforesaid) cooperate with the Company's efforts to obtain a protective order or other reliable assurance that confidential treatment will be accorded any such information required to be so disclosed.

          5.18.  Use of Proceeds. The Company covenants to use the proceeds of
                 ---------------
the Notes hereof to make a $35.0 million equity contribution to Airways.

6. NEGATIVE COVENANTS. The Company covenants, during such time as there is a commitment to purchase a Note or any Note is outstanding, as follows:

          6.1.   Limitation on Restricted Payments. The Company shall not make a
                 ---------------------------------
Restricted Payment if at the time the Company makes such Restricted Payment: (1) a Default shall have occurred and be continuing (or would result therefrom); (2) the Company is not able to Incur an additional $1.00 of Indebtedness pursuant to paragraph 6.5; or (3) the aggregate amount of such Restricted Payment and all other Restricted Payments since the Closing Date (the amount of any such Restricted Payment, if other than cash, as determined in good faith by the Company, whose determination shall be conclusive and evidenced by a resolution of the Board of Directors of the Company or an Officers' Certificate, available on request by any Significant Holder) would exceed the sum of:

                 6.1.1 fifty percent (50%) of the Consolidated Net Income accrued during the period (treated as one accounting period) from the beginning of the fiscal quarter immediately following the fiscal quarter during which the Notes are originally issued to the end of the most recent fiscal quarter for which financial statements are publicly available prior to the date of such Restricted Payment (or, in case such Consolidated Net Income shall be a deficit, minus one hundred percent (100%) of such deficit) and

               6.1.2 the aggregate net proceeds (including fifty percent (50%) of the fair market value of property other than cash (as determined in good faith by the Company, whose determination shall be conclusive and evidenced by a resolution of the Board of Directors or an Officer's Certificate, available on request by any Significant Holder prior to the making of such Restricted Payment)) received by the Company or any Restricted Subsidiary from the issuance or sale, subsequent to the Closing Date, of its Capital Stock (other than Disqualified Stock) and Indebtedness of the Issuer or any Restricted Subsidiary that has been converted into or exchanged for its Capital Stock (other than Disqualified Stock) subsequent to the Closing Date (other than an issuance or sale to a Restricted Subsidiary and other than an issuance or sale to an employee stock ownership plan or to a trust established by the Company or any of its Subsidiaries for the benefit of their employees).

     So long as no Default shall have occurred and be continuing (or would result therefrom), the provisions of the foregoing paragraphs shall not prohibit:

               6.1.3 any Restricted Payment made by exchange for, or out of the net proceeds (including fifty percent (50%) of the fair market value of property other than cash (as determined in good faith by the Company, whose determination shall be conclusive and evidenced by a resolution of the Board of Directors or an Officers' Certificate, available on request by any Significant Holder prior to the making of such Restricted Payment) of the substantially concurrent sale of, Capital Stock of the Company (other than Disqualified Stock and other than Capital Stock issued or sold to a Subsidiary of the Company or an employee stock ownership plan or to a trust established by the Company or any of its Subsidiaries for the benefit of their employees); provided, however, that (A) such Restricted Payment shall be excluded
          --------  -------
          in the calculation of the amount of Restricted Payments and (B) to the extent used to make such Restricted Payment, the net proceeds from such sale shall be excluded from the calculation of amounts under clause paragraph 6.1.2 above;

               6.1.4 any purchase, repurchase, redemption, defeasance or other acquisition or retirement for value of Subordinated Obligations made by exchange for, or out of the proceeds of the substantially concurrent sale of, Capital Stock (other than Disqualified Stock); provided, however, that the liquidation value of any Preferred Stock
          --------  -------
          so exchanged or sold shall be included in the calculation of the amount of Restricted Payments, but only to the extent of the Net Cash Proceeds of such Preferred Stock after the Closing Date;

               6.1.5 dividends paid within sixty (60) days after the date of declaration thereof if at such date of declaration such dividend would have complied with this paragraph 6.1; provided, however, that such
                                                 --------  -------
          dividends shall be included in the calculation of the amount of Restricted Payments;

               6.1.6 the declaration or payment of dividends on or payment of liquidated damages with respect to (A) any Preferred Stock outstanding on the Issue Date or (B) any Preferred Stock (other than Disqualified Stock) issued after the Closing Date that ranks on parity with or junior to Preferred Stock outstanding on the Closing Date; provided,
                                                                     --------
          however, that any dividend referred to in the foregoing clause (A) or,
          -------
          subject to the following proviso, clause (B), shall be included in the calculation of the amount of Restricted Payments and provided further, that the Company may elect to exclude from the calculation of amounts under clause 6.1.2 above any Net Cash Proceeds received by the Company from the issue or sale of Preferred Stock pursuant to the foregoing clause (B) (which election must be made by written notice to each Significant Holder within ten (10) Business Days of the receipt of such Net Cash Proceeds) and, if such election is made, any dividend, distribution, purchase, redemption, acquisition or retirement on or of the Preferred Stock for which such election is made shall not be a Restricted Payment;

               6.1.7 (A) the payment of cash in lieu of issuing fractional shares of Capital Stock of the Company in connection with the exercise of options or warrants, the conversion of convertible securities or the redemption of interests in employee stock ownership or benefits plans, (B) the purchase or redemption of its Capital Stock by the Company from employee stock ownership or benefit plans subject to ERISA to the extent required by ERISA, (C) repurchases of its Capital Stock which occur upon the exercise of stock options if such Capital Stock represents a portion of the exercise price of such options, (D) the purchase, redemption, acquisition, cancellation or other retirement for value of shares of Capital Stock of the Company or any Restricted Subsidiary, options on any such shares or related stock appreciation rights or similar securities held by officers or employees or former officers or employees (or their estates or beneficiaries under their estates), upon their death, disability, retirement, termination of employment or pursuant to any agreement under which such shares of stock or related rights were issued; provided that the aggregate cash consideration paid pursuant to this clause (D) for such purchase, redemption, acquisition, cancellation or other retirement of such shares of Capital Stock or related rights after the Closing Date does not exceed an aggregate amount of $7,500,000; provided further that the amount of any payment, purchase, redemption, repurchase, acquisition, cancellation or other retirement paid pursuant to this clause (D) shall be included in the amount of Restricted Payments;

               6.1.8 any purchase or redemption of Capital Stock of the Company resulting from the consolidation or merger with or into any Person or conveyance, transfer or lease of all or substantially all of the Company's or any Restricted

          Subsidiary's property to one or more Persons substantially as an entirety not otherwise prohibited herein (other than any consolidation, merger or other transactions involving only the Issuer and a Restricted Subsidiary of the Issuer or involving only Restricted Subsidiaries of the Company); provided that the amount of such purchase or redemption shall be excluded in the calculation of the amount of Restricted Payments; or

               6.1.9 payments of fees, expenses and indemnities to the directors of the Company and the Restricted Subsidiaries.

          6.2. Waiver of Stay, Extension or Usury Laws. The Company covenants
               ---------------------------------------
(to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Agreement and the Transaction Documents; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power granted to the Collateral Trustee in the Collateral Documents, but will suffer and permit the execution of every such power as though no such law had been enacted.

          6.3. Title to Collateral; Limitation on Liens. The Company represents
               ----------------------------------------
and warrants that Airways has, and covenants that it shall cause Airways to continue to have, full power and lawful authority to grant, release, convey, assign, transfer, mortgage, pledge, hypothecate and otherwise create the security interests in the Collateral as set forth in the Collateral Documents; the Company shall warrant, preserve and defend the interest and title of the Collateral Trustee to the Collateral, against the claims of all persons and will maintain and preserve the Security Interests; and the Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, Incur or suffer to exist any Lien of any nature whatsoever upon or with respect to (i) any of its properties other than the Collateral (including Capital Stock of a Restricted Subsidiary), whether owned at the Closing Date or thereafter acquired, other than Permitted Liens, without effectively providing that the Notes shall be secured equally and ratably with (or prior to) the obligations so secured for so long as such obligations are so secured or (ii) any Collateral other than Permitted Liens and the Identified Liens.

          6.4. Restrictions on Becoming an Investment Company. The Company shall
               ----------------------------------------------
not become, nor shall it permit Airways to become, an investment company within the meaning of the Investment Company Act of 1940 as such statute and the regulations thereunder and any successor statute or regulations thereto may from time to time be in effect.

          6.5. Limitation on Indebtedness.
               --------------------------

               6.5.1 Neither the Company nor the Restricted Subsidiaries shall Incur, directly or indirectly, any Indebtedness; provided, however,
                                                           --------  -------
          that Airways and its Subsidiaries may Incur Indebtedness to the extent permitted under the Indenture.

               6.5.2 Notwithstanding the foregoing paragraph 6.5.1, the Company may Incur any or all of the following Indebtedness:

          (a) Indebtedness of the Company owed to and held by a Restricted Subsidiary or Indebtedness of a Restricted Subsidiary owed to and held by the Company or a Restricted Subsidiary; provided, however, that any subsequent
                                    --------  -------
issuance or transfer of any Capital Stock which results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any subsequent transfer of such Indebtedness (other than to the Company or another Restricted Subsidiary) shall be deemed in each case, to constitute the Incurrence of such Indebtedness by the Company;

          (b)  the Indebtedness evidenced by the Notes;

          (c) Indebtedness outstanding on the Closing Date (other than Indebtedness described in clause (a) above;

          (d) Refinancing Indebtedness in respect of Indebtedness Incurred pursuant to clause (a), (b) or (c) above;

          (e) Indebtedness (A) in respect of performance, surety, appeal or similar bonds provided in the ordinary course of business, and (B) arising from agreements providing for indemnification, adjustment of purchase price or similar obligations, or from Guarantees or letters of credit, surety bonds or performance bonds securing any obligations of the Company or any of the Restricted Subsidiaries pursuant to such agreements, in any case Incurred in connection with the disposition of any business, assets of the Company or any of the Restricted Subsidiaries, including all or any interest in any Restricted Subsidiary, and not exceeding the gross proceeds therefrom, other than Guarantees of Indebtedness Incurred by any Person acquiring all or any portion of such business, assets or Restricted Subsidiary or any of the Restricted Subsidiaries for the purpose of financing such acquisition;

               6.5.3 Notwithstanding the foregoing, the Company shall not Incur any Indebtedness pursuant to the foregoing paragraph 6.5.2(a) through
          (e) if the proceeds thereof are used, directly or indirectly, to Refinance any Subordinated Obligations unless the Indebtedness so Incurred shall be subordinated to the Notes, to at least the same extent as such Subordinated Obligations.

               6.5.4 For purposes of determining compliance with this paragraph 6.5, in the event that an item of Indebtedness meets the criteria of more than one of the types of Indebtedness described above, the Company, in its sole discretion, will classify such item of Indebtedness and only be required to include the amount and type of such Indebtedness in one of the above clauses.

          6.6. Limitation on Distributions from Restricted Subsidiaries. The
               --------------------------------------------------------
Company shall not, and shall not permit any Restricted Subsidiary to create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary to (a) pay dividends or make any other distributions on its Capital Stock to the Company or a Restricted Subsidiary or pay any Indebtedness owed to the Company,
(b) make any loans or advances to the Company or (c) transfer any of its property or assets to the Company except:

               6.6.1 any encumbrance or restriction pursuant to an agreement in effect at or entered into on the Closing Date;

               6.6.2 any encumbrance or restriction with respect to a Restricted Subsidiary or its property or assets pursuant to an agreement relating to any Indebtedness or Preferred Stock Incurred by such Restricted Subsidiary on or prior to the date on which such Restricted Subsidiary became a Restricted Subsidiary or was acquired by the Company (other than Indebtedness or Preferred Stock Incurred as consideration in, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of related transactions pursuant to which such Restricted Subsidiary became a Restricted Subsidiary or was acquired by the Company) and outstanding on such date;

               6.6.3 any encumbrance or restriction pursuant to an agreement effecting a Refinancing of Indebtedness or Preferred Stock Incurred pursuant to an agreement referred to in clause 6.6.1 or 6.6.2 or this clause 6.6.3 or contained in any amendment to an agreement referred to in clause 6.6.1 or 6.6.2 or this clause 6.6.3; provided, however, that
                                                         --------  -------
          the encumbrances and restrictions with respect to such Restricted Subsidiary contained in any such refinancing agreement or amendment are in the aggregate no less favorable to the Holders than encumbrances and restrictions with respect to such Restricted Subsidiary contained in such predecessor agreements;

               6.6.4 any restriction with respect to a Restricted Subsidiary imposed pursuant to an agreement entered into for a sale or disposition which is not prohibited under paragraph 6.7 of all or substantially all the Capital Stock or assets of such Restricted Subsidiary pending the closing of such sale or disposition;

               6.6.5 any encumbrances and restrictions existing under or by reason of applicable law or regulation;

               6.6.6 any encumbrances and restrictions (A) that restrict in a customary manner the subletting, assignment or transfer of any property or asset that is a lease, license, conveyance or contract,
          (B) existing by virtue of any transfer of, agreement to transfer, option or right with respect to, or Lien on, any property or assets of the Company or any Restricted Subsidiary not otherwise prohibited by the Indenture or the other Collateral Documents or (C) arising or agreed to in the ordinary course of business not relating to any Indebtedness, and that do not (as determined by the Company and certified in a resolution of the Board of Directors or an Officer's Certificate delivered to the Substantial Holders prior to or promptly following such encumbrance or restriction becoming effective), individually or in the aggregate, (1) detract from the value of property or assets of the Company or any Restricted Subsidiary in any manner material to the Company or any Restricted Subsidiary or (2) materially adversely affect the Company's ability to make principal (and premium, if any) or interest payments on the Notes; and

               6.6.7 any encumbrance or restriction contained in the terms of any Indebtedness or any agreement pursuant to which such Indebtedness was issued if (A) the encumbrance or restriction applies only in the event of a payment default or default with respect to a financial covenant contained in such Indebtedness or agreement, (B) the encumbrance or restriction is not materially more disadvantageous to the Holders of the Notes than is customary in comparable financings (as determined by the Company and certified in a resolution of the Board of Directors or an Officers' Certificate delivered to the Substantial Holders prior to or promptly following such encumbrance or restriction becoming effective), and (C) such encumbrance or restriction will not materially adversely affect the Company's ability to make principal (and premium, if any) or interest payments on the Notes (as determined by the Company and certified in a resolution of the Board of Directors or an Officer's Certificate delivered to the Substantial Holders prior to or promptly following such encumbrance or restriction becoming effective).

     Nothing contained in this Section 6.6 shall prevent the Company or any Restricted Subsidiary from (1) creating, incurring, assuming or suffering to exist any Liens otherwise permitted in paragraph 6.13 or (2) restricting the sale or other disposition of property or assets of the Company or any of its Restricted Subsidiaries that secure Indebtedness of the Company or any of its Restricted Subsidiaries.

          6.7. Asset Dispositions. The Company shall not permit any Restricted
               ------------------
Subsidiary to, directly or indirectly, consummate any Asset Disposition except as otherwise permitted under the Indenture. The Company will not consummate any Asset disposition except disposals of inventory and obsolete equipment in the ordinary course of business.

          6.8. Limitation on Affiliate Transactions.
               ------------------------------------

               6.8.1 The Company shall not, and shall not permit any Restricted Subsidiary to, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or employee compensation arrangements) with any Affiliate of the Company (an "Affiliate Transaction") unless the terms thereof (1) are no less favorable to the Company or such Restricted Subsidiary than those that could be obtained at the time of such transaction in arm's- length dealings with a Person who is not such an Affiliate and (2) if such Affiliate

          Transaction involves an amount in excess of $5,000,000 (i) are set forth in writing and (ii) have been approved by a majority of the members of the Board of Directors having no personal stake in such Affiliate Transaction. If such Affiliate Transaction involves an amount in excess of $10,000,000, a fairness opinion must be obtained from a nationally recognized investment banking firm, appraisal firm or auditing firm with respect to the financial terms of such Affiliate Transaction.

               6.8.2 The provisions of the foregoing paragraph (a) shall not prohibit or apply to (i) any Restricted Payment permitted to be paid pursuant to paragraph 6.1, (ii) loans or advances to employees in the ordinary course of business and in an amount that does not exceed $1,000,000 in the aggregate outstanding at any one time, (iii) the payment of reasonable fees to directors of the Company and its Restricted Subsidiaries who are not employees of the Company or its Restricted Subsidiaries, (iv) any Affiliate Transaction between the Company and a Restricted Subsidiary or between Restricted Subsidiaries, (v) any issuance of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock options and stock ownership plans approved by the Board of Directors, (vi) the grant of stock options or similar rights to employees and directors of the Company pursuant to plans approved by the Board of Directors of the Company.

          6.9.  Limitation on the Sale or Issuance of Capital Stock of
                ------------------------------------------------------
Restricted Subsidiaries. The Company shall not sell or otherwise dispose of any
-----------------------
Capital Stock of a Restricted Subsidiary, and shall not permit any such Restricted Subsidiary, directly or indirectly, to issue or sell or otherwise dispose of any of its Capital Stock except as otherwise permitted under the Indenture.

          6.10. Limitation on Sale/Leaseback Transactions. The Company shall
                -----------------------------------------
not, and shall not permit any Restricted Subsidiary to, enter into any Sale/Leaseback Transaction with respect to any property unless (i) the Company or such Restricted Subsidiary would be entitled to (A) Incur Indebtedness in an amount equal to the Attributable Debt with respect to such Sale/Leaseback Transaction pursuant to paragraph 6.5 and (B) create a Lien on such property securing such Attributable Debt without equally and ratably securing the Notes pursuant to paragraph 6.3, or (ii) the Sale/Leaseback Transaction is treated as an Asset Disposition and the Company applies the proceeds of such transaction in compliance with paragraph 6.7; provided, however, the Company and the Restricted
                               --------  -------
Subsidiaries may, notwithstanding the foregoing, sell and leaseback existing DC-9 or B737 aircraft or other non-aircraft flight equipment owned by Airways or any Restricted Subsidiary as of the Closing Date in any period of twelve consecutive months not exceeding $10,000,000 in aggregate book value so long as Airways and the Restricted Subsidiaries have sufficient remaining aircraft and other flight equipment to operate Airways' business in the ordinary course substantially consistent with past practices thereafter.

7.   Intentionally Omitted.

8.   EVENTS OF DEFAULT.

          8.1. Acceleration. If any of the following events shall occur and be
               ------------
continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise):

               8.1.1 the Company defaults in the payment of any principal of any Note when the same shall become due, either by the terms thereof or otherwise as herein provided; or

               8.1.2 the Company defaults in the payment of any interest on any Note for more than 5 Business Days after the date due and on or before such fifth Business Day, the Company fails to deliver Series A PIK Notes or Series B PIK Notes, as applicable, to the holders of each such Note, in accordance with the terms set forth in paragraphs 2.1.1 and 2.1.2, as applicable; or

               8.1.3 the Company or any Restricted Subsidiary defaults in the observance or performance of its covenants or agreements in the Agreement or any of the Transaction Documents that continues for the relevant period specified therein which is not cured within a 30-day period or the applicable grace period set forth in such Transaction Document;

               8.1.4 any of the representations or warranties made by the Company or any Restricted Subsidiary in the Agreement or any of the Transaction Documents or by any of its respective officers in any writing furnished in connection with or pursuant to this Agreement or any other Transaction Document shall prove to have been untrue in any material respect when made and such Default continues uncured for a period of thirty (30) days, or a Default in any material respect in the observance or performance of any other of the Company's covenants or agreements in the Notes, this Agreement or any of the other Transaction Documents, in each case that continues for a period of thirty (30) days;

               8.1.5 an event of default shall have occurred and be continuing under any other evidence of outstanding Indebtedness of the Company or any Restricted Subsidiary, whether such Indebtedness now exists or is created hereafter, which event of default (A) consists of a payment default in the case of any Indebtedness outstanding under any Senior Credit Facility which default continues beyond any applicable cure or grace period set forth therein, (B) consists of a payment default in the case of any other Indebtedness outstanding under Senior Secured Notes which default continues beyond any applicable cure or grace period set forth therein, or (C) results in the acceleration of any Indebtedness and the principal amount of such accelerated Indebtedness which with the principal amount of any such other Indebtedness then so accelerated, aggregates more than $20 million;

               8.1.6 a final non-appealable judgment or judgments for the payment of money is or are entered by a court or courts of competent jurisdiction against the Company or any Restricted Subsidiary and such judgment or judgments remain unsatisfied, undischarged, unbonded or unstayed for a period of thirty (30) days after entry, provided that the aggregate amount of all such judgments
                       --------
          exceeds $10 million;

               8.1.7 (a) the Collateral Trustee fails to have a first-priority perfected security interest in any of the Collateral other than "Equipment" or "Inventory" (each as defined in the Security Agreement) (subject to Permitted Liens) or (b) the Collateral Trustee fails to have a first-priority perfected security interest in any of the Collateral consisting of "Equipment" or "Inventory" (each as defined in the Security Agreement) (subject to Permitted Liens and Identified Liens), and in the case of clause (b) only, such failure continues for 30 days after receipt of written notice by the Company of such failure from any Holder;

               8.1.8 the Company or any Restricted Subsidiary, pursuant to or within the meaning of any Bankruptcy Law:

          (a)  commences a voluntary case,

          (b) consents to the entry of an order for relief against it in an involuntary case,

          (c) consents to the appointment of a Custodian of it or for all or substantially all of its property, makes a general assignment for the benefit of its creditors,

          (d) admits in writing its inability to pay debts as the same become due; and

          (e) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                     (i) is for relief against the Company or any Restricted Subsidiary in an involuntary case,

                     (ii) appoints a Custodian of the Company or any Restricted Subsidiary or for all or substantially all of their property,

                     (iii) orders the liquidation of the Company or any Restricted Subsidiary,

          and the order or decree remains unstayed and in effect for sixty (60) days;

               8.1.9 an "Event of Default" under any Senior Credit Facility shall have occurred and be continuing;

               8.1.10 Boeing, Rolls-Royce PLC and their respective Affiliates hold a majority in principal amount of the Notes then outstanding, and an "Event of Default" has occurred and is continuing under any lease, purchase or other agreement (whether now existing or hereafter entered into) between (A) Boeing or Rolls-Royce PLC or any of their respective Affiliates, as the case may be, and (B) the Company, any of its Subsidiaries or Affiliates, and as a consequence thereof Boeing or Rolls-Royce PLC or any of their respective Affiliates, as the case may be, has commenced the exercising any of its remedies under such agreement (each an "Accelerated Agreement"); provided that the amount of all obligations under such Accelerated Agreements then exceeds $20,000,000 in the aggregate.

               8.1.11 No "Default" under the Senior Secured Notes or the Senior Credit Facility shall have occurred and be continuing (or would result therefrom), and (i) Airways fails to pay cash dividends to the Company to the extent mandated in Section 6.2.1 hereof, or (ii) on the Business Day prior to the date on which semi-annual payments are due on the Notes hereunder, Airways fails to pay cash dividends to the Company in an amount equal to such payment; or

then (a) if such event is an Event of Default specified in paragraph 8.1.1 or 8.1.2, the holder of any Note (other than the Company or any of its Subsidiaries or Affiliates) may at its option, by notice in writing to the Company, declare such Note to be, and such Note shall thereupon be and become, immediately due and payable at par together with interest accrued thereon, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company, (b) if such event is an Event of Default specified in paragraph
8.1.6 or 8.1.8 with respect to the Company, all of the Notes at the time outstanding shall automatically become immediately due and payable at par together with interest accrued thereon, if any, with respect to each Note, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Company, and (c) if such event is an Event of Default specified in paragraph 8.1.6 or 8.1.8 but not with respect to the Company, the Required Holder(s) may at its or their option, by notice in writing to the Company, declare all of the Notes to be, and all of the Notes shall thereupon be and become, immediately due and payable together with interest accrued thereon, if any, with respect to each Note, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company.

          8.2. Rescission of Acceleration. At any time after any or all of the
               --------------------------
Notes shall have been declared immediately due and payable pursuant to paragraph 8.1, the Required Holder(s) may, by notice in writing to the Company, rescind and annul such declaration and its consequences if (i) the Company shall have paid all overdue interest on the Notes and the principal of, if any, payable with respect to any Notes which have become due otherwise than by reason of such declaration, and interest on such overdue interest and overdue principal at the rate specified in the Notes, (ii) the Company shall not have paid any amounts which have become due solely by reason of such declaration, (iii) all Events of Default and Defaults, other than non-payment of amounts which have become due solely by reason of such declaration, shall have been cured or waived pursuant to paragraph 12.3, and (iv) no judgment or decree shall have been entered for the payment of any amounts due pursuant to the Notes or this Agreement. No such rescission or annulment shall extend to or affect any subsequent Event of Default or Default or impair any right arising therefrom.

          8.3. Notice of Acceleration or Rescission. Whenever any Note shall be
               ------------------------------------
declared immediately due and payable pursuant to paragraph 8.1 or any such declaration shall be rescinded and annulled pursuant to paragraph 8.2, the Company shall forthwith give written notice thereof to the holder of each Note at the time outstanding.

          8.4. Other Remedies. If any Event of Default or Default shall occur
               --------------
and be continuing, the holder of any Note may proceed to protect and enforce its rights under this Agreement, the other Transaction Documents and such Note by exercising such remedies as are available to such holder in respect thereof under applicable law, either by suit in equity or by action at law, or both, whether for specific performance of any covenant or other agreement contained in this Agreement or the other Transaction Documents or in aid of the exercise of any power granted in this Agreement or any Transaction Document. No remedy conferred in this Agreement or the other Transaction Documents upon the holder of any Note or the Collateral Trustee is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute or otherwise.

9. REPRESENTATIONS AND WARRANTIES. The Company represents, covenants and warrants as follows:

          9.1. Organization. Each of the Company and its Subsidiaries (i) has
               ------------
been duly organized, is validly existing and is in good standing under the laws of its jurisdiction of organization, (ii) has all requisite power and authority to carry on its business and to own, lease and operate its properties and assets described in the Holdings SEC Documents, and (iii) is duly qualified or licensed to do business and is in good standing as a foreign corporation, as the case may be, authorized to do business in each jurisdiction in which the nature of such businesses or the ownership or leasing of such properties requires such qualification, except where the failure to be so qualified could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.
Schedule 9.1.1 hereto sets forth a correct list of each Subsidiary, its
--------------
jurisdiction of incorporation, ownership and designation.

          9.2. Power and Authority. The Company and each Subsidiary has all
               -------------------
requisite corporate power to own and operate their respective properties and to conduct its business as currently conducted and as currently proposed to be conducted. The Company and each Subsidiary has all requisite corporate power to execute, deliver and perform its obligations under this Agreement, the Notes and the other Transaction Documents to which it is a party. The execution, delivery and performance of this Agreement, the Notes and the other Transaction Documents has been duly authorized by all requisite corporate action, and this Agreement, the Notes and the other Transaction Documents have been duly executed and delivered by authorized officers of the Company and each Subsidiary which is a party thereto and are valid obligations of the Company and each such Subsidiary, legally binding upon and enforceable against the Company and each such Subsidiary in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Except as provided in the Collateral Trust Agreement, the Notes rank and will rank on a parity with all senior indebtedness of Holdings that is outstanding on the date hereof or that may be incurred hereafter, and senior to all other indebtedness of Company that is outstanding on the date hereof or that may be incurred hereafter. The shares of Common Stock issuable upon conversion of the Convertible Notes have been duly authorized and, when issued upon such conversion, will be validly issued, fully paid and nonassessable, and will not be issued in violation of, and will not be subject to, any preemptive or similar rights.

          9.3. Establishment of Security Interest. As of the Closing Date, all
               ----------------------------------
filings, assignments, pledges and deposits of documents or instruments will have been made and all other actions have been taken, that are necessary or advisable under applicable law and are required to be made or taken on or prior to the Closing Date under the provisions of this Agreement and the other Transaction Documents to establish the Collateral Trustee's security interest in the Collateral. As of the Closing Date, the Collateral and the Collateral Trustee's rights with respect to the Collateral will not be subject to any setoff, claims, withholdings or other defenses (except any such setoff, claim or defense which could not, individually or in the aggregate, materially impair the rights of the Collateral Trustee with respect to the Collateral). The Company is the owner of the Collateral described in the Collateral Documents, subject to no Lien of any kind which is not permitted by paragraph 6.3.

          9.4. Disclosure. No injunction or order has been issued that either
               ----------
(a) asserts that any of the transactions related to this Agreement or the Transaction Documents is subject to the registration requirements of the Act, or
(ii) would prevent or suspend the issuance or sale of any of the Notes, in any jurisdiction. As of the Closing Date, the Transaction Documents and the Holdings SEC Documents (x) will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (y) will contain all the information specified in, and meet the requirements of, Rule 144A(d)(4) under the Act. Except as disclosed in the Holdings SEC Documents or on Schedule 9.4, there are no related party
                             ------------
transactions that would be required to be disclosed in a registration statement on Form S-1 filed under the Act.

          9.5. Subsidiaries. As of the Closing, (i) the Company will have no
               ------------
direct or indirect subsidiaries other than Airways and AirTran Investments Corporation, each of which is a wholly-owned subsidiary of the Company, and AirTran Airways 717 Leasing Corporation, which is a wholly-owned subsidiary of Airways. All of the shares of outstanding common stock of Airways and AirTran Investments Corporation are owned, directly or indirectly, by Company, free and clear of all liens, security interests, mortgages, pledges, charges, claims or restrictions on transferability or encumbrance of any kind. All of the shares of outstanding common stock of AirTran Airways 717 Leasing Corporation, are owned, directly or indirectly, by Airways, free and clear of all liens, security interests, mortgages, pledges, charges, claims or restrictions on transferability or encumbrance of any kind other than those created by the Transaction Documents. Except as disclosed in the Company 10-K or Schedule 9.5,
                                                                  ------------
there are no outstanding (A) securities convertible into or exchangeable for any capital stock of either of the Company or Airways, (B) options, warrants or other rights to purchase or subscribe for capital stock of either of the Company or Airways, or (C) contracts, commitments, agreements, understandings, arrangements, calls or claims of any kind relating to the issuance of any capital stock of either of the Company or Airways, any such convertible or exchangeable securities or any such options, warrants or rights. Except as disclosed in the Holdings SEC Documents, immediately following the Closing, neither of the Company or Airways will directly or indirectly own any capital stock or other equity interest in any person.

          9.6. Capitalization. All of the outstanding shares of capital stock of
               --------------
each of the Company and Airways have been duly authorized and validly issued, are fully paid and nonassessable, and were not issued in violation of, and are not subject to, any preemptive or similar rights. Schedule 9.6 sets forth (a)
                                                  ------------
the Capitalization of each of Airways and the Company as of the Closing Date and
(b) the pro forma Capitalization of each of Airways and the Company after giving effect to the Transactions. "Capitalization" shall mean (a) the number of authorized and outstanding shares of Common Stock, (b) the number of authorized and outstanding shares of each series of preferred stock, (c) a description of outstanding securities convertible into or exchangeable for Common Stock and the maximum number of shares of Common Stock issuable upon exercise of all such outstanding rights, (d) a description of any option plans and the number of authorized options and the number of outstanding options, and (e) the number of any other outstanding shares or securities. Except as set forth in such Schedule
                                                                        --------
9.6, immediately following the Closing, neither of the Company nor Airways will
---
have any liabilities, absolute, accrued, contingent or otherwise other than (A) liabilities that are reflected in the Financial Statements (defined below), or
(B) liabilities incurred subsequent to the date thereof in the ordinary course of business, consistent with past practice, that could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          9.7. Registration. Except for this Agreement, the Registration Rights
               ------------
Agreement, the Senior Note Purchase Agreement, the Indenture and the Senior Notes Registration Rights Agreement, one or more other agreements between the Company and Purchasers or their Affiliates granting to such parties certain registration rights as disclosed in the Holdings SEC Documents, neither the Company nor any of its Subsidiaries has entered into any agreement (i) to register any of its securities under the Act, or (ii) to purchase or offer to purchase any securities of either of the Company, Airways or any of their respective Affiliates.

          9.8. No Violation. Neither the Company nor any of its Subsidiaries is
               ------------
in violation of its respective certificate of incorporation or bylaws (the "Charter Documents"). Neither the Company nor any of its Subsidiaries is in violation of (i) any Applicable Law of any Governmental Authority, or (ii) in breach of or default under any bond, debenture, note or other evidence of indebtedness, indenture, mortgage, deed of trust, lease or any other agreement or instrument to which any of them is a party or by which any of them or their respective property is bound (collectively, "Applicable Agreements"), other than in the case of clauses (i) or (ii) as disclosed in the Holdings SEC Documents or violations, breaches or defaults that could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. There exists no condition that, with the passage of time or otherwise, would (i) constitute a violation of such Charter Documents or Applicable Laws, (ii) constitute a breach of or default under any Applicable Agreement, or (iii) result in the imposition of any penalty or the acceleration of any indebtedness other than, with respect to this clause (iii) only, breaches, penalties or defaults that could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. All Applicable Agreements are in full force and effect and are legal, valid and binding obligations, and no default has occurred or is continuing thereunder, other than such defaults that could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          9.9. No Consents. Neither the execution, delivery or performance of
               -----------
the Transaction Documents nor the consummation of the Transactions shall conflict with, violate, constitute a breach of or a default (with the passage of time or otherwise) under, require the consent of any person (other than consents already obtained) under, result in the imposition of a Lien on any assets of the Company or its Subsidiaries (except pursuant to the Transaction Documents), or result in an acceleration of indebtedness under or pursuant to (i) the Charter Documents, (ii) any Applicable Agreement, other than, with respect to this clause (ii) only, such breaches, violations or defaults as disclosed in the Holdings SEC Documents or that could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect, or (iii) any Applicable Law. After giving effect to the Transactions, no Default or Event of Default will exist.

          9.10. No permit, certificate, authorization, approval, consent, license or order of, or filing, registration, declaration or qualification with, any Governmental Authority (collectively, "Permits") and no approval or consent of any other person, is required in connection with, or as a condition to, the execution, delivery or performance of any of the Transaction Documents or the consummation of any of the Transactions, other than such Permits (i) as have been made or obtained on or prior to the Closing Date, (ii) as are not required to be made or obtained on or prior to the Closing Date that will be made or obtained when required, or (iii) the failure of which to make or obtain could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          9.11. Except as disclosed in the Holdings SEC Documents, there is no Proceeding pending or to the actual knowledge of the Company after reasonable inquiry, threatened, that either (i) seeks to restrain, enjoin, prevent the consummation of, or otherwise challenge any of the Transaction Documents or any of the Transactions, or (ii) could, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither of the Company or its Subsidiaries is subject to any judgment, order, decree, rule or regulation of any Governmental Authority that could, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          9.12. Immediately following the Closing, each of the Company, Airways and each of their respective directors, members, managers, officers, employees and agents (collectively, the "Regulated Persons") shall have, and will be in compliance with the terms and conditions of, all Permits (including, without limitation, Permits with respect to engaging in aviation activities or operations) necessary or advisable to own, lease and operate the properties and to conduct the businesses described in the Holdings SEC Documents other than those the failure of which to have could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. Immediately following the Closing, all such Permits will be valid and in full force and effect. To the actual knowledge of the Company, after reasonable inquiry, no event has occurred which allows, or after notice or lapse of time would allow, the imposition of any material penalty, revocation or termination by the issuer thereof or which results, or after notice or lapse of time would result, in any material impairment of the rights of the holder of any such Permits. The Company does not have actual knowledge, after reasonable inquiry, that either of the Company or Airways is considering limiting, conditioning, suspending, modifying, revoking or not renewing any such Permit.

          9.13. To the actual knowledge of the Company, after reasonable inquiry, (i) no Governmental Authority is investigating any Regulated Person (other than ordinary course reviews by one or more Governmental Authorities having jurisdiction over matters relating to the Company, its Subsidiaries or their respective business affairs), incident to the aviation activities or operations of the Company or Airways), and (ii) there is no basis for the Federal Aviation Administration (the "FAA") or any other Governmental Authority to deny the renewal of the current Permits held by either of the Company or Airways.

          9.14. Airways is an "air carrier" within the meaning of the Transportation Code that is a "citizen of the United States" within the meaning of the Transportation Code and holds both a certificate under Section 41102(a)(1) of the Transportation Code and an air carrier operating certificate issued pursuant to Chapter 447 under the Transportation Code for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo. Neither the Company nor Airways has received notice from the United States Department of Transportation or the Federal Aviation Administration of any loss of such certification or that any investigation by such Governmental Authority has been commenced in relation to the potential revocation thereof.

          9.15. Immediately following the Closing, each of the Company and Airways (i) will have good and marketable title, free and clear of all Liens (other than Permitted Liens and the Liens identified on Schedule 9.15 hereto
                                                        --------------------
(the "Identified Liens")), to the Collateral, and to all property and assets described in the Holdings SEC Documents as being owned by it, and (ii) will enjoy peaceful and undisturbed possession under all leases to which it is a party as lessee.

          9.16. Immediately following the Closing, the assets of each of the Company and the Restricted Subsidiaries will include all of the assets and properties that will be used in, or are otherwise material to, the conduct of the respective businesses of each of the Company and each Restricted Subsidiaries as proposed to be conducted, and such assets are in working condition, except where the failure of such assets to be in working condition could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          9.17. Immediately following the Closing, each of the Company and each Restricted Subsidiary shall maintain appropriate insurance covering its properties, operations, personnel and businesses against such losses and risks substantially in accordance with customary industry practice.

          9.18. All material Tax returns required to be filed by each of the Company and Airways has been filed and all such returns are true, complete, and correct in all material respects. All Taxes that are due or claimed from each of the Company and Airways have been paid other than those (i) currently payable without penalty or interest or (ii) being contested in good faith and by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP. To the actual knowledge of the Company, after reasonable inquiry, there are no proposed Tax assessments against either of the Company or Airways that could singly or in the aggregate have a Material Adverse Effect. The accruals and reserves on the books and records of each of the Company and Airways in respect of any material Tax liability for any Taxable period not finally determined are adequate to meet any assessments of Tax for any such period. For purposes of this Agreement, the term "Tax" and "Taxes" shall mean all federal, state, local and foreign taxes, and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax, or penalties applicable thereto.

          9.19. Each of the Company and Airways owns, or is licensed under, and has the right to use, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "Intellectual Property") necessary for the conduct of, its businesses, free and clear of all Liens, other than Permitted Liens and other than where the failure to own or license such property could not, singly or, together with such Permitted Liens, in the aggregate, reasonably be expected to have a Material Adverse Effect. To the actual knowledge of the Company, after reasonable inquiry, (i) no claims have been asserted by any person challenging the use of any such Intellectual Property by either of the Company or Airways or questioning the validity or effectiveness of any license or agreement related thereto, (ii) there is no valid basis for any such claim (other than any claims that could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect), and
(iii) the use of such Intellectual Property by either of the Company or Airways will not infringe on the Intellectual Property rights of any other person.

          9.20. Each of the Company and Airways maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) material transactions are executed in accordance with management's general or specific authorization, (ii) material transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles of the United States, consistently applied ("GAAP"), and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any material differences.

          9.21. The audited consolidated combined financial statements and related notes of the Company contained in the Company 10-K (the "Financial Statements") present fairly the combined financial position, results of operations and cash flows of the Company, as of the respective dates and for the respective periods to which they apply, and have been prepared in accordance with GAAP and the requirements of Regulation S-X.

          9.22. Subsequent to the respective dates as of which information is given in the Company 10-K, except as adequately disclosed in the Company 10-K or in Schedule 9.22 hereof, (i) the Company has not incurred any liabilities,
   -------------
direct or contingent, that are material, singly or in the aggregate, to the Company, or has entered into any material transactions not in the ordinary course of business, (ii) there has not been any decrease in the capital stock or membership interests, as the case may be, or any increase in long-term indebtedness or any material increase in short-term indebtedness of either of the Company any of its Restricted Subsidiaries, or any payment of or declaration to pay any dividends or any other distribution with respect to either of the Company or any Restricted Subsidiary, and (iii) there has not been any material adverse change in the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of either of the Company or any Restricted Subsidiary (each of clauses (i), (ii) and (iii), a "Material Adverse Change"). To the actual knowledge of the Company after reasonable inquiry, there is no event that is reasonably likely to occur, which if it were to occur, could, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect, except such events that have been adequately disclosed in the Company 10-K or in Schedule 9.22 hereof.
                          -------------

          9.23. No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act (i) has imposed (or has informed either of the Company or Airways that it is considering imposing) any condition (financial or otherwise) on either of the Company's or Airways' retaining any rating assigned to such Person or to any securities of such Person, or (ii) has indicated to either of the Company or Airways that it is considering (A) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned, or (B) any change in the outlook for any rating of either of the Company or Airways or any securities of either of the Company or Airways.

          9.24. All indebtedness represented by the Notes is being incurred for proper purposes and in good faith. On the Closing Date (after giving effect to the Transactions), each of the Company and the Restricted Subsidiaries will be solvent, and will have on the Closing Date (after giving effect to the Transactions) sufficient capital for carrying on its business and will be on the Closing Date (after giving effect to the Transactions) able to pay its debts as they mature.

          9.25. Neither the Company nor Airways and, to the Company's actual knowledge after reasonable inquiry, no one acting on their behalf has (i) taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of either of the Company or Airways to facilitate the sale or resale of any of the Notes, (ii) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, any of the Notes, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of either of the Company or Airways.

          9.26. Without limiting any of the foregoing, no registration under the Act is required for the sale of the Notes to the Purchasers as contemplated hereby, assuming the accuracy of the Purchaser's representations contained herein regarding the absence of general solicitation in connection with the sale of the Notes to the Purchaser. No form of general solicitation or general advertising was used by the Company or any of its Affiliates or, to the actual knowledge of the Company after, reasonable inquiry, any of their respective representatives in connection with the offer and sale of any of the Notes. Except as disclosed in the Company 10-K, no securities of the same class as any of the Notes have been offered, issued or sold by the Company or any of its Affiliates within the six-month period immediately prior to the date hereof.

          9.27. Neither the Company nor any of its "Affiliates" is a "party in interest" or a "disqualified person" with respect to any employee benefit plans. To the actual knowledge of the Company, after reasonable inquiry, no condition exists or event or transaction has occurred in connection with any employee benefit plan that could result in either the Company or any of its "Affiliates" incurring any liability, fine or penalty that could, singly or in the aggregate, have a Material Adverse Effect. Neither the Company nor any trade or business under common control with the Company (for purposes of Section 414(c) of the Code) maintain any employee pension benefit plan that is subject to ERISA. The terms "employee benefit plan," "employee pension benefit plan," and "party in interest" shall have the meanings assigned to such terms in Section 3 of ERISA. The term "Affiliate" shall have the meaning assigned to such term in Section 407(d)(7) of ERISA, and the term "disqualified person" shall have the meaning assigned to such term in the Code.

          9.28. None of the Transactions will violate or result in a violation of Section 7 of the Exchange Act (including, without limitation, Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System). Neither the Company nor any Restricted Subsidiary is subject to regulation, nor shall either of the Company or any Restricted Subsidiary become subject to regulation upon the consummation of the Transactions, under the Investment Company Act of 1940, as amended, and the rules and regulations and interpretations promulgated thereunder, or the Public Utility Holding Company Act of 1935, as amended.

          9.29. Except as set forth on Schedule 9.29, neither the Company nor
                                       -------------
any Restricted Subsidiary has dealt with any broker, finder, commission agent or other person (other than the Purchaser) in connection with the Transactions, and neither of the Company nor Airways is under any obligation to pay any broker's fee or commission in connection with such transactions.

          9.30. Neither the Company nor any Restricted Subsidiary is engaged in any unfair labor practice. Except as disclosed in the Holdings SEC Documents, there is (i) no unfair labor practice complaint or other proceeding pending or, to the actual knowledge of the Company, after reasonable inquiry, threatened against either the Company or any Restricted Subsidiary before the National Labor Relations Board or any state, local or foreign labor relations board or any industrial tribunal, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending or threatened,
(ii) no strike, labor dispute, slowdown or stoppage is pending or, to the actual knowledge of the Company or any Restricted Subsidiary after reasonable inquiry, threatened against either of the Company or Airways, and (iii) no union representation question existing with respect to the employees of either of the Company or any Restricted Subsidiary, and, to the actual knowledge of the Company after reasonable inquiry, no union organizing activities are taking place that, could, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          9.31. Except as would not have a Material Adverse Effect or as disclosed in the Holdings SEC Documents, (i) neither the Company nor any Restricted Subsidiary in violation of any federal, state or local laws and regulations (collectively, "Environmental Laws") relating to pollution or protection of human health or the environment or the use, treatment, storage, disposal, transport or handling, emission, discharge, release or threatened release of toxic or hazardous substances, materials or wastes, or petroleum and petroleum products ("Materials of Environmental Concern"), including, without limitation, noncompliance with or lack of any permits or other environmental authorizations; (ii) there are no past, present or reasonably foreseeable circumstances that would be reasonably expected to lead to any such violation in the future; (iii) neither the Company nor any Restricted Subsidiary has received any communication from any person or entity alleging any such violation; (iv) there is no pending or, to the actual knowledge of the Company after reasonable inquiry, threatened claim, action, investigation or notice by any person or entity against the Company or any Restricted Subsidiary or against any person or entity for whose acts or omissions the Company or any Restricted Subsidiary is or may reasonably be expected to be liable, either contractually or by operation of law, alleging liability for investigatory, cleanup, or other response costs, natural resources or property damages, personal injuries, attorney's fees or penalties relating to any Materials of Environmental Concern or any violation or potential violation of any Environmental Law (collectively, "Environmental Claims"), and (v) to the actual knowledge of the Company after reasonable inquiry, there are no actions, activities, circumstances, conditions, events or incidents that could form the basis of any such Environmental Claim.

          9.32. In the ordinary course of business, the Company (i) conducts a periodic review of the effect of Environmental Laws on its business, operations and properties, and the Company has identified and evaluated associated costs and liabilities, and any capital or operating expenditures, required for cleanup, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities, and any potential liabilities to third parties; and (ii) has conducted environmental investigations of, and has reviewed information regarding, its business, properties and operations, and those of other properties within the vicinity of its businesses, properties and operations; on the basis of such reviews, investigations and inquiries, the Company has reasonably concluded that, except as disclosed in the Holdings SEC Documents, any costs and liabilities associated with such matters would not have a Material Adverse Effect on either of the Company or Airways.

          9.33. No statement, representation or warranty made by either of the Company or any Restricted Subsidiary or, to the actual knowledge of the Company after reasonable inquiry, any other person (other than the Purchasers) in any of the Transaction Documents or in any certificate or document required to be delivered was or will be, when made, inaccurate, untrue or incorrect in any material respect. Each certificate signed by any officer of the Company or any Restricted Subsidiary and delivered to the Purchasers or counsel for the Purchasers in connection with the Transactions shall be deemed to be a representation and warranty by the Company or such Restricted Subsidiary to the Purchasers as to the matters covered thereby.

          9.34. The Company is subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act.

          9.35. No other securities of the Company or Airways are of the same class (within the meaning of Rule 144A under the Act) as the Notes, are listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system. The Notes are eligible for resale under Rule 144A.

          9.36. Each of the Company and the Company's Subsidiaries operates all real and personal property leased by it under valid and enforceable leases and has performed in all material respects the obligations required to be performed by it with respect to each such lease except for such leases and obligations which, in the aggregate, would not have a Material Adverse Effect. As to leases with respect to which any of the Company or the Company's Subsidiaries is the lessor, the lessees and other parties under such leases are in compliance with all material terms and conditions thereunder and such leases are in full force and effect except for such leases which, if not in full force and effect, would not, in the aggregate, have a Material Adverse Affect.

          9.37. There are no legal or governmental proceedings involving or, to the Company's knowledge, affecting the Company or any Subsidiary of the Company or any of their respective properties or assets which would be required to be described in a filing with the Commission that are not described in the Holdings SEC Documents, nor are there any material contracts or other documents which would be required to be described in a filing with the Commission that are not described in the Holdings SEC Documents.

          9.38. Except as described in the Holdings SEC Documents, there are no consensual encumbrances or restrictions on the ability of any Subsidiary of the Company (x) to pay dividends on such subsidiary's capital stock or to pay any indebtedness to the Company or any Subsidiary of the Company, (y) to make loans or advances to, or investments in, the Company or any Subsidiary of the Company or (z) to transfer any of its property or assets to the Company or any Subsidiary of the Company.

          9.39. Neither the Company nor any person acting on behalf of either of the Company has offered or sold the Notes be means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act or, with respect to Notes sold outside the United States to non-U.S. persons (as defined in Rule 902 under the Act), by means of any directed selling efforts within the meaning of Rule 902 under the Act, and the Company and any Affiliate of either and any person acting on behalf of either have complied with and will implement the "offering restrictions" within the meaning of such Rule 902; provided, that
                                                                 --------
no representation is made in this subsection with respect to the actions of the Purchasers.

          9.40. Except as disclosed in the Holdings SEC Documents, neither the Company nor any person acting on behalf of the Company has solicited offers to buy or offered or sold or otherwise negotiated in respect of any security (as defined in the Act) that is or could be integrated with the sale of the Notes in a manner that would require the registration under the Act of any of the Notes; and the Company will, and will cause each of its Restricted Subsidiaries to, take reasonable precautions designed to ensure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Act) of any Note or any substantially similar security issued by the Company or any of its Restricted Subsidiaries, within six months subsequent to the date on which the distribution of the Notes has been completed, is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Notes in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration requirements of the Act.

10.  REPRESENTATIONS OF EACH PURCHASER. Each Purchaser represents such Purchaser
(i) is an "accredited investor" within the meaning of Rule 501 promulgated under the Securities Act and was not organized for the specific purpose of acquiring the Notes; (ii) is acquiring the Notes being purchased by it for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act, provided
                                                                        --------
that the disposition of such Purchaser's property shall at all times be and remain within its control; (iii) understands that (a) the Notes have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to
Section 4(2) thereof, (b) the Notes must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, (c) the Notes will bear a legend to such effect and (d) the Company will make a notation on its transfer books to such effect; and (iv) has total assets in excess of $5,000,000.

11. DEFINITIONS. For the purpose of this Agreement, the terms defined in the introductory sentence and in paragraphs 1, 2 and 3 shall have the respective meanings specified therein, and the following terms shall have the meanings specified with respect thereto below:

     "Act" means the Securities Act of 1933, as amended.

     "Accelerated Agreements" has the meaning set forth in paragraph 8.1.10 hereof.

     "Additional Assets" means (i) any property or assets utilized in the airline business or any business that is substantially related, ancillary or complementary thereto (including an Investment in any Person engaged in any such business), (ii) the Capital Stock of a Person that becomes a Restricted Subsidiary as a result of the acquisition of such Capital Stock by the Company or another Restricted Subsidiary or (iii) Capital Stock constituting a minority interest in any Person that at such time is a Restricted Subsidiary.

     "Affiliate" shall mean any Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, the Company, except a Subsidiary. A Person shall be deemed to control a corporation or other entity if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation or entity, whether through the ownership of voting securities, by contract or otherwise.

     "Affiliate Transaction" shall have the meaning set forth in paragraph
6.8.1.

     "Aggregate Consideration Receivable" means, in the case of a sale, issuance or other distribution of shares of Common Stock, the aggregate amount paid to the Company in connection therewith and, in the case of an issuance, sale or other distribution of Rights, or any amendment thereto, the sum of: (a) the aggregate amount paid to the Company for such Rights; plus (b) the aggregate consideration or premium stated in such Rights to be payable for the shares of Common Stock covered thereby, in each case, without deduction for any fees, expenses or underwriters discounts; provided, further, that if all or any portion of the aggregate amount paid to the Company for such Rights was not paid in cash, the amount of such consideration other than cash received by the Company shall be deemed to be the then Fair Market Value of such consideration.

         "Aircraft Mortgage" shall mean that certain Aircraft Mortgage dated as of April 12, 2001 in the form attached hereto as Exhibit G, by and between the
                                                 ---------
Company, Airways and the Collateral Trustee, as amended, restated, supplemented or otherwise modified from time to time.

         "Airways" shall mean AirTran Airways, Inc., a Delaware corporation.

         "Airways' Consolidated Net Income" for any period shall mean the net income of Airways and its Subsidiaries for such period, determined on a consolidated basis with generally accepted accounting principles.

         "Airways Note Purchase Agreement" shall mean that certain Purchase Agreement, dated as of the Closing Date, by and among Airways, Company, the Senior Secured Notes Purchasers, as such agreement may be amended, modified or supplemented from time to time.

         "Airways Restricted Payments" shall mean "Restricted Payments" as defined in the Indenture, made to the Company by Airways.

         "Aircraft Acquisition Debt" means Indebtedness or Attributable Debt Incurred by the Company or any of the Restricted Subsidiaries in connection with an acquisition (either directly or as lessee in respect of a Sale/Leaseback Transaction) of aircraft, related engines or spare engines, spare parts or other related equipment (including ground equipment and simulators) which in the case of Indebtedness either constitutes all or part of the purchase price thereof, or is Incurred prior to, at the time of or within one year after the acquisition thereof for the purpose of financing or refinancing part of the purchase price thereof, and which equipment was not owned by the Issuer or a Restricted Subsidiary of the Issuer prior to such acquisition provided, however, that in
                                                   --------  -------
either case the proportion (expressed as a percentage) of such Indebtedness to the greater of the purchase price or Appraised Value of such aircraft, engines, parts or equipment at the time of such financing does not exceed ninety percent (90%).

         "Applicable Agreements" shall have the meaning set forth in paragraph 9.8.

         "Applicable Law" shall mean any Federal, state, local or foreign statute, law (including, without limitation, common law) or ordinance, or any judgment, decree, rule, regulation or order.

         "Appraised Value" shall have the meaning set forth in the Indenture.

         "Asset Disposition" means any sale, lease, transfer or other disposition (or series of related sales, leases, transfers or dispositions) by the Company or any Restricted Subsidiary, including any disposition by means of a merger, consolidation or similar transaction (each referred to for the purposes of this definition as a "disposition") in one transaction or a series of related transactions, of (i) any shares of Capital Stock of a Restricted Subsidiary (other than directors' qualifying shares or shares required by applicable law to be held by a Person other than the Company or a Restricted Subsidiary), (ii) all or substantially all the assets of any division or line of business of the Company or any Restricted Subsidiary or
(iii) sales of aircraft, engines and related equipment (and leasehold interests therein) and any other assets of the Company or any Restricted Subsidiary outside of the ordinary course of business of the Company or such Restricted Subsidiary; provided that "Asset Disposition" shall not include (A) any sale,
            --------
lease, transfer or other disposition by a Restricted Subsidiary to the Company,
(B) any sale, lease, transfer or other disposition that constitutes a Restricted Payment permitted by paragraph 6.1, (C) any sale, transfer or other disposition of assets in the ordinary course of business, or (D) any sale, lease, transfer or any exchange of take-off and landing rights, airport gates or similar property for other take-off and landing rights, airport gates or similar property.

         "Attributable Debt" in respect of a Sale/Leaseback Transaction means, as at the time of determination, the present value (discounted at the interest rate borne by Notes) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale/Leaseback Transaction (including any period for which such lease has been extended).

         "Bank Agent" means an agent or agents under any Senior Credit Facility.

         "Bankruptcy Law" shall mean title 11 of the U.S. Code or any similar federal, state or foreign law for the relief of debtors.

         "Board of Directors" means the Board of Directors of the Company or Airways, as applicable, or any committee of such board duly authorized to act in respect of any particular matter.

         "Boeing" means The Boeing Company and its Affiliates.

         "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

         "Capital Lease" shall mean any lease or other agreement the obligations under which constitute Capitalized Lease Obligations.

         "Capital Stock" of any Person means any and all shares interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any preferred stock, but excluding any debt securities convertible into such equity.

         "Capitalization" shall have the meaning set forth in paragraph 9.6.

         "Capitalized Lease Obligation" shall mean any rental obligation which, under generally accepted accounting principles, would be required to be capitalized on the books of the Company or any Subsidiary, taken at the amount thereof accounted for as indebtedness (net of interest expense) in accordance with such principles.

         "Charter Documents" shall have the meaning set forth in paragraph 9.8.

         "Closing Prices" means, per share of Common Stock or any other security, on any date specified herein:

               (a) the last sale price, regular way, on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices on such date, in each case as officially reported on the principal national securities exchange on which the Common Stock or other security is then listed or admitted to trading; and

               (b) if the Common Stock or other security is not then listed or admitted to trading on any national securities exchange, but is designated as a national market system security by the National Association of Securities Dealers, Inc. ("NASD"), the last trading price of the Common Stock or such other security on such date, or if there shall have been no trading on such date or if the Common Stock or such other security is not so designated, the average of the reported closing bid and asked prices on such date as shown by NASDAQ.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Collateral" shall mean the property covered by the Collateral
Documents.

         "Collateral Documents" shall mean the Security Agreement, the Aircraft Mortgage, the Mortgage, the Collateral Trust Agreement, the security agreements, the mortgages or leasehold mortgages, and any other agreement, document or instrument in effect on the Closing Date or executed by the Company or any Subsidiary after the Closing Date under which the Company or any Subsidiary has granted a lien upon or security interest in any property or assets to the Collateral Trustee to secure all or any part of the obligations of the Company under this Agreement or the Notes, and all financing statements, certificates, certificates of insurance, documents and instruments relating thereto or executed or provided in connection therewith, each as amended, restated, supplemented or otherwise modified from time to time.

         "Collateral Support Agreement" shall have the meaning given in paragraph 3.17 hereof.

         "Collateral Trustee" shall mean Wilmington Trust Company, in its capacity as collateral trustee hereunder and under the terms of the Collateral Trust Agreement, and its successors and assigns in that capacity.

         "Collateral Trust Agreement" shall mean that certain Collateral Trust Agreement dated as of April 12, 2001, in the form attached hereto as Exhibit C,
                                                                     ---------
among the Collateral Trustee and Airways, as amended, restated, supplemented or otherwise modified from time to time.

         "Commission" shall mean the United States Securities and Exchange Commission.

         "Common Stock" shall mean the common stock of the Company.

         "Common Stock Equivalents" shall have the meaning given such term in paragraph 4.6.6 hereof.

         "Company" shall have the meaning set forth in the first paragraph hereof.

         "Company Notice" shall have the meaning given to such term in paragraph 4.6.2.

         "Company 10-K" shall have the meaning given to such term in paragraph 5.8.

         "Consolidated Interest Expense" means, for any period, the total interest expense of the Company and the Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP, plus, (a) to the extent not included in such total interest expense, and to the extent incurred by the Company or the Restricted Subsidiaries, without duplication, (i) interest expense attributable to capital leases, (ii) amortization of debt discount, (iii) capitalized interest, (iv) non-cash interest expense, (v) commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, (vi) net costs associated with Hedging Obligations (including amortization of fees), and (vii) interest accruing on any Indebtedness of any other Person to the extent such Indebtedness is Guaranteed by (or secured by the assets of) the Company or any Restricted Subsidiary, less (b) amortization expense or write-off of deferred financing costs.

         "Consolidated Net Income" shall mean, for any period, an amount equal to (a) the aggregate amount of cash actually distributed to the Company from each Subsidiary of the Company during such period as a dividend or other distribution less (b) payments made to the Company with respect to (i) payments of fees, expenses and indemnities to the directors of the Company and (ii) the fees and expenses payable to Boeing in connection with the issuance of the Notes, (iii) accounting, legal or other professional or administrative expenses or reimbursements or franchise or similar taxes and governmental charges incurred by it relating to the business, operations or finances of the Company and its Subsidiaries, and (iv) interest payments on the Notes, (v) fees and related expenses associated with any registration statements relating to the securities pursuant to the Senior Notes Registration Rights Agreement filed with the Commission and subsequent ongoing public reporting requirements.

         "Conversion" shall have the meaning given such term in paragraph 4.6.4 hereof.

         "Conversion Date" shall have the meaning given such term in paragraph
4.6.4 hereof.

         "Conversion Documents" shall have the meaning given such term in paragraph 4.6.4 hereof.

         "Conversion Notice" shall have the meaning given such term in paragraph
4.6.4 hereof.

         "Conversion Price" shall have the meaning given such term in paragraph
4.6.3 hereof.

         "Conversion Shares" shall have the meaning given such term in paragraph
4.6 hereof.

         "Convertible Notes" shall mean the Series B Notes and the Series B PIK Notes.

         "Convertible Rate" shall have the meaning given such term in paragraph 1.2.

         "Currency Agreement" means in respect of a Person any foreign exchange contract, currency swap agreement or other similar agreement to which such Person is a party or a beneficiary designed to protect such Person against fluctuations in currency values and not for the purpose of speculation.

         "Default Notice" shall have the meaning set forth in paragraph 7.2.1.

         "Disqualified Stock" means, with respect to any Person, any Capital Stock which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event
(i) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise on or prior to the stated maturity of the Notes, (ii) is convertible or exchangeable for Indebtedness with a stated maturity prior to the stated maturity of the Notes or Disqualified Stock or (iii) is redeemable at the option of the holder thereof, in whole or in part, in each case on or prior to the stated maturity of the Notes, provided, however, that any Capital Stock that
                                  --------  -------
would not constitute Disqualified Stock but for provisions thereof giving holders thereof the right to require such Person to repurchase or redeem such Capital Stock upon the occurrence of an Asset Disposition or Change in Control occurring prior to the first anniversary of the stated maturity of the Notes shall not be deemed to be "Disqualified Stock".

         "Distribution" shall have the meaning set forth in paragraph 4.6.10.

         "Dividend" shall have the meaning set forth in paragraph 4.6.11.

         "Dividend Securities" shall have the meaning set forth in paragraph 4.6.11.

         "EBITDA" for any period means the sum of Consolidated Net Income, plus Consolidated Interest Expense and the following, in each case to the extent deducted in calculating such Consolidated Net Income and not included in Consolidated Interest Expense: (a) all income tax expense of the Company and its consolidated Restricted Subsidiaries, (b) depreciation expense of the Company and its Consolidated Restricted Subsidiaries, (c) amortization expense of the Company and its Restricted Subsidiaries (excluding amortization expense attributable to a prepaid cash item that was paid in a prior period) and (d) all other non-cash charges of the Company and its Consolidated Restricted Subsidiaries (excluding any such non-cash charge to the extent that it represents an accrual of or reserve for cash expenditures in any future period), in each case for such period. Notwithstanding the foregoing, the provision for taxes based on the income or profits of, and the depreciation and amortization and non-cash charges of, a Restricted Subsidiary shall be added to Consolidated Net Income to compute EBITDA only to the extent (and in the same proportion) that the net income of such Restricted Subsidiary was included in calculating Consolidated Net Income and only if a corresponding amount would be permitted at the date of determination to be dividended to the Company by such Restricted Subsidiary without prior approval (that has not been obtained), pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to such Restricted Subsidiary or its stockholders.

         "Eligibility Event" shall have the meaning set forth in paragraph 1.2.

         "Environmental Claims" shall have the meaning set forth in paragraph 9.31.

         "Environmental Laws" shall have the meaning set forth in paragraph
9.31.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         "ERISA Affiliate" shall mean any corporation which is a member of the same controlled group of corporations as the Company within the meaning of section 414(b) of the Code, or any trade or business which is under common control with the Company within the meaning of section 414(c) of the Code.

         "Event of Default" shall mean any of the events specified in paragraph 8.1, provided that there has been satisfied any requirement in connection with
     --------
such event for the giving of notice, or the lapse of time, or the happening of any further condition, event or act, and "Default" shall mean any of such events, whether or not any such requirement has been satisfied.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "FAA" shall have the meaning set forth in paragraph 9.13.

         "Fair Market Value" means, per share of Common Stock or any other security, as of any date of determination, the arithmetic mean of the daily Closing Prices for the 30 consecutive trading days before such date of determination; provided, however, that if the Common Stock or such other security is then neither listed or admitted to trading on any national securities exchange, designated as a national market system security by the NASD or quoted by NASDAQ, then "Fair Market Value" means the fair market value of one
                           -----------------
share of Common Stock or such other security as determined by an Independent Financial Advisor as of the date of determination. Any such valuation by an Independent Financial Advisor shall be based on a sale of the Company, and such valuation shall not be discounted based on a lack of liquidity or voting rights, with respect to any such shares, or based on a lack of control of the Company or by the minority position of the holders of any such shares.

         "Federal Aviation Act" means Title 49 of the United States Code, "Transportation," as amended from time to time, or any similar legislation of the United States enacted in substitution or replacement thereof. In the event there is enacted any legislation replacing, modifying or repealing, in whole or in part, the Federal Aviation Act, then the term "certificated," when used with reference to the Federal Aviation Act or any particular provision thereof, shall mean authorized to provide, or not prohibited from providing, air transportation services.

         "Financial Statements" shall have the meaning set forth in paragraph 9.21.

         "Fuel Protection Agreements" means in respect to a Person any fuel protection agreement or other financial agreement or arrangement designed to protect such Person against fluctuations in market prices or indices of aircraft fuels and not for the purpose of speculation.

         "GAAP" shall have the meaning set forth in paragraph 9.20.

         "Governmental Authority" shall mean any municipal, state, commonwealth, federal, foreign, territorial or other sovereign, governmental entity, governmental department, court, commission, board, bureau, agency or instrumentality.

         "Grantors" shall have the meaning set forth in paragraph 1.5 hereof.

         "Guarantee" shall mean, with respect to any Person, any direct or indirect liability, contingent or otherwise, of such Person with respect to any Indebtedness, lease, dividend or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business) or discounted or sold with recourse by such Person, or in respect of which such Person is otherwise directly or indirectly liable, including, without limitation, any such obligation in effect guaranteed by such Person through any agreement (contingent or otherwise) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain the solvency or any balance sheet or other financial condition of the obligor of such obligation, or to make payment for any products, materials or supplies or for any transportation or services regardless of the non-delivery or non-furbishing thereof, in any such case if the purpose or intent of such agreement is to provide assurance that such obligation will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected against loss in respect thereof. The amount of any Guarantee shall be equal to the outstanding principal amount of the obligation guaranteed or such lesser amount to which the maximum exposure of the guarantor shall have been specifically limited.

         "Guarantor" shall mean each Person which may from time to time execute a guarantee agreement in favor of the holders of the Notes.

         "Hedging Obligations" of any Person means the obligations of such Person pursuant to any Interest Rate Agreement, Fuel Protection Agreement or Currency Agreement.

         "Holders" means the holders of the Notes from time to time outstanding.

         "Holdings SEC Documents" means (i) the Company 10-K, (ii) that certain Current Report on Form 8-K of the Company dated April 3, 2001, (iii) that certain Current Report on Form 8-K of Company dated March 14, 2001, (iv) that certain Current Report on Form 8-K of Company dated January 23, 2001, and (v) each and every other form, schedule, report, registration statement, definitive proxy statement and other document (together with all amendments thereof and supplements thereto) filed by Company with the Commission after January 1, 2001, and on or before April 12, 2001.

         "Identified Liens" has the meaning set forth in paragraph 9.15 hereof.

         "Incur" or "incur" means issue, assume, guarantee, incur or otherwise become liable for; provided, however, that any Indebtedness or Capital Stock of
                   --------  -------
a Person existing at the time such Person becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Subsidiary at the time it becomes a Subsidiary. The term "Incurrence" when used as a noun shall have a correlative meaning. The accretion of principal of a non-interest bearing or other discount security shall be deemed the Incurrence of Indebtedness. Neither the accrual of interest, the accretion of original issue discount or fluctuations in exchange rates of currencies shall be considered an Incurrence of Indebtedness.

         "Indebtedness" means, with respect to any Person on any date of determination (without duplication):

               (i) the principal of and premium (if any) in respect of (A) indebtedness of such Person for money borrowed and (B) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable, including, in each case, any premium on such indebtedness to the extent such premium has become due and payable,

               (ii)  all Capital Lease Obligations of such Person;

               (iii) all Obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business);

               (iv) all Obligations of such Person for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction (other than Obligations with respect to letters of credit securing obligations (other than Obligations described in clauses (i) through (iii) above) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the tenth Business Day following receipt by such Person of a demand for reimbursement following payment on the letter of credit);

               (v) the amount of all obligations of such Person with respect to the redemption, repayment or other repurchase of any Disqualified Stock;.

               (vi) all Obligations of the type referred to in clauses (i) through (v) above of other Persons and all dividends of other Persons for the payment of which, in either case, such Person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, including by means of any Guarantee;

               (vii) all Obligations of the type referred to in clauses (i) through (vi) above of other Persons secured by any Lien on any property or asset of such Person

         (whether or not such obligation is assumed by such Person), the amount of such Obligation being deemed to be the lesser of the value of such property or assets or the amount of the obligation so secured; and

               (viii) to the extent not otherwise included in this definition, Hedging Obligations of such Person.

         The "amount" or "principal amount" of Indebtedness at any time of determination as used herein represented by (a) any contingent Indebtedness, shall be the maximum principal amount thereof, (b) any Indebtedness issued at a price that is less than the principal amount at maturity thereof, shall be the amount of the liability in respect thereof determined in accordance with GAAP and (c) any Disqualified Stock, shall be the maximum fixed redemption or repurchase price in respect thereof.

         "Indenture" shall mean that certain Indenture dated as of April 12, 2001 between Airways, certain subsidiary guarantors signatory thereto from time to time, and Wilmington Trust Company, as trustee.

         "Independent Financial Advisor" means a firm of independent certified public accountants, an investment banking or appraisal firm (which firm shall own no equity interest of, and shall not be an affiliate, subsidiary or related party of the Company) of recognized national standing to be retained by the Company and acceptable to the Required Holders.

         "Intellectual Property" shall have the meaning set forth in paragraph 9.19.

         "Interest Expense" for any period shall mean the interest expense of the Company and its Subsidiaries for such period (including capitalized interest and the interest component of capitalized leases), determined on a consolidated basis in accordance with generally accepted accounting principles.

         "Interest Rate Agreement" means in respect of a Person any interest rate swap agreement, interest rate cap agreement or other financial agreement or arrangement designed to protect such Person against fluctuations in interest rates and not for the purpose of speculation.

         "Issue Date" means the date on which the Series A Notes and Series B Notes were originally issued.

         "Investment" in any Person means any direct or indirect advance, loan or other extensions of credit (including by way of Guarantee or similar arrangement) or capital contribution to (by means of transfer of cash or other property to others or any payment for property or other services for the account or use of others), or any purchase or acquisition of Capital Stock, Indebtedness or other similar instruments issued by such Person. For purposes of the definition of "Unrestricted Subsidiary", the definition of "Restricted Payment" and paragraph 6.1 hereof, (i) "Investment" shall include the portion (proportionate to the Issuer equity interest in such Subsidiary) of the fair market value of the net assets of any Subsidiary of the Company at the time that such Subsidiary is designated an Unrestricted Subsidiary; provided, however,
                                                          --------  -------
that
upon a redesignation of such Subsidiary as a Restricted Subsidiary, the Company shall be deemed to continue to have a permanent "Investment" in an Unrestricted Subsidiary equal to an amount (if positive) equal to (x) the Company's "Investment" in such Subsidiary at the time of such redesignation less (y) the portion (proportionate to the Company's equity interest in such Subsidiary) of the fair market value of the net assets of such Subsidiary at the time of such redesignation; and (ii) any property transferred to or from an Unrestricted Subsidiary shall be valued at its fair market value at the time of such transfer, in each case as determined in good faith by the Board of Directors.

         "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien (statutory or otherwise) or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof (including, without limitation, any Capital Lease), and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction) or any other type of preferential arrangement for the purpose, or having the effect, of protecting a creditor against loss or securing the payment or performance of an obligation.

         "Material Adverse Change" shall have the meaning set forth in paragraph 9.22.

         "Material Adverse Effect" shall mean a material adverse effect on (A) the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of either of the Company or Airways, taken as a whole, (B) the ability of either of the Company or Airways to perform their obligations in all material respects under any of the Transaction Documents, (C) the enforceability of any of the Collateral Documents or the attachment, perfection or priority of any of the Security Interests intended to be created thereby in any portion of the Collateral or (D) the validity of any of the Transaction Documents or the consummation of any of the Transactions.

         "Materials of Environmental Concern" shall have the meaning set forth in paragraph 9.31.

         "Mortgage" shall mean that certain Mortgage dated as of April 12, 2001, in the form attached as Exhibit H hereto, by and between the Company, Airways
                        ---------
and the Collateral Trustee, as amended, restated, supplemented or otherwise modified from time to time.

         "Multiemployer Plan" shall mean any Plan which is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

         "NASDAQ" shall have the meaning set forth in paragraph 1.2.

         "Notes" shall mean shall mean the Series A Notes, the Series B Notes, the Series A PIK Notes and the Series B PIK Notes.

         "Obligations" shall mean all obligations for principal, premium, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

         "Officer's Certificate" shall mean a certificate signed in the name of the Company by its President, one of its Vice Presidents, its Treasurer or its Chief Financial Officer.

         "Permits" shall have the meaning set forth in paragraph 9.10.

         "Permitted Collateral Liens" means the Liens permitted under the terms of the Collateral Documents.

         "Permitted Investment" means the Investment by the Company in Airways of the $35.0 million of proceeds from the issuance of the Notes.

         "Permitted Liens" means, with respect to any Person,

               (a) Liens existing or securing Indebtedness existing (or for which a written commitment has been made on or prior to the Closing Date) on the Closing Date;

               (b) Liens granted on or after the Closing Date in favor of the holders of the Notes or the holders of the Senior Secured Notes;

               (c) Liens with respect to the assets of a Restricted Subsidiary granted by such Restricted Subsidiary to the Company to secure Indebtedness owing to the Company by such Restricted Subsidiary;

               (d) Liens for employee wages and pledges or deposits by such Person under worker's compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of cash or United States government bonds to secure surety or appeal bonds to which such Person is a party, or deposits as security for contested taxes or import duties or for the payment of rent, in each case Incurred in the ordinary course of business;

               (e) Liens imposed by law, such as carriers', warehousemen's and mechanics' Liens, in each case for sums not past due or being contested in good faith by appropriate proceedings or other Liens arising out of judgments or awards against such Person with respect to which such Person shall then be proceeding with an appeal or other proceedings for review;

               (f) Liens (other than Liens arising under ERISA) for taxes, assessments or other governmental charges not yet delinquent or that are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the Issuer's books in accordance with GAAP;

               (g) Liens in favor of issuers of surety bonds or letters of credit issued pursuant to the request of and for the account of such Person in the ordinary course of business; provided, however, that such letters of credit
                                 --------  -------
do not constitute Indebtedness;

               (h) minor survey exceptions, minor encumbrances, easements or reservations of, or rights of others for, licenses, rights-of-way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real property or Liens incidental to the conduct of the business of such Person or to the ownership of its properties which were not Incurred in connection with Indebtedness and which do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operation of the business of such Person;.

               (i) any Lien securing Aircraft Acquisition Debt, which Lien is Incurred when such Indebtedness is Incurred and which Lien does not extend to property other than the property financed thereby and/or purchase contracts in respect thereof;

               (j) Liens on property or shares of Capital Stock of another Person at the time such other Person becomes a Subsidiary of such Person; provided, however, that such Liens are not created, incurred or assumed in
--------  -------
connection with, or in contemplation of, such other Person becoming such a Subsidiary; provided further, however, that such Lien may not extend to any
            ----------------  -------
other property owned by such Person or any of its Subsidiaries;

               (k) Liens on property at the time such Person or any of its Subsidiaries acquires the property, including any acquisition by means of a merger or consolidation with or into such Person or a Subsidiary of such Person; provided, however, that such Liens are not created, incurred or assumed in
--------  -------
connection with, or in contemplation of, such acquisition; provided further,
                                                           -------- -------
however, that the Liens may not extend to any other property owned by such
-------
Person or any of its Subsidiaries;

               (l) Liens securing Hedging Obligations permitted under the Indenture;

               (m) any Lien or pledge created or subsisting in the ordinary course of business over documents of title, insurance policies or sale contracts in relation to commercial goods to secure the purchase price thereof;

               (n) Liens to secure any Refinancing (or successive Refinancings) as a whole, or in part, of any Indebtedness secured by any Lien referred to in clauses (a), (i), (j), (k), (q) or (s); provided, however, that (x) such new
                                        --------  -------
Lien shall be limited to all or part of the same property that secured the original Lien (plus improvements to or on such property) and (y) the Indebtedness secured by such Lien at such time is not increased to any amount greater than the sum of (A) the outstanding principal amount, or, if greater, committed amount of the Indebtedness described under clause (a), (i), (j), (k),
(q) and (s) at the time the original Lien became a Permitted Lien and (B) an amount necessary to pay any fees and expenses related to such Refinancing;

               (o) Liens securing Indebtedness or other obligations of a Subsidiary of such Person owing to such Person or a Wholly-Owned Subsidiary of such Person;

               (p) any judgment Lien, unless the judgment it secures shall not, within sixty (60) days after the entry thereof, have been discharged, vacated or reversed or the execution thereof stayed pending appeal, or shall not have been discharged, vacated or reversed within sixty (60) days after the expiration of any such stay;

               (q)  Liens securing Indebtedness permitted pursuant to paragraph
6.5 hereof;

               (r) Liens consisting of leases by the Issuer as lessor or sublessor to lessees or sublessees of any aircraft or other flight equipment in accordance with the Aircraft Mortgage;

               (s) Liens in favor of Boeing on the Collateral which are (A) junior and subordinate to the Lien securing the Notes, (B) granted by Airways as security on any loan to Airways or the Company and (C) remedies of which may not be exercised until the Liens granted pursuant to the Collateral Documents are released; and

               (t) Liens in favor of credit card processors relating to the holdback rights of such credit card processors for purchased but unused tickets.

         "Person" shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, a limited liability company, an unincorporated organization and a government or any department or agency thereof.

         "Plan" shall mean any "employee pension benefit plan" (as such term is defined in section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any ERISA Affiliate.

         "Polluting Substance" shall mean all pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes and shall include, without limitation, any flammable explosives, radioactive materials, oil, hazardous materials, hazardous or solid wastes, hazardous or toxic substances or related materials defined in applicable federal Environmental Laws; provided, that in the event any applicable federal Environmental Law is
      --------
amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and, provided further, to the extent that the Environmental Laws of any state or other Governmental Authority establish a meaning for "hazardous substance," "hazardous waste," "hazardous material," "solid waste" or "toxic substance" which is broader than that specified in any applicable Federal law, such broader meaning shall apply.

         "Preferred Stock" as applied to the Capital Stock of any Person means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or, involuntary liquidation or dissolution of such Person, over shares of Capital Stock of any other class of such Person.

         "Proceeding" shall mean an action, claim, suit, demand, hearing, notice of violation or deficiency, or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), domestic or foreign.

         "Property" means any interest in any kind of property or asset, whether real, personal or mixed, present or future, or tangible or intangible.

         "Purchasers" shall have the meaning set forth in the first paragraph hereof.

         "Reasonable inquiries" shall mean reasonable inquiries by senior officers of the Company.

         "Refinance" means, in respect of any Indebtedness, to refinance, extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue other Indebtedness in exchange for, such indebtedness. "Refinanced" or "Refinancing" shall have correlative meanings.

         "Registration Rights Agreement" shall have the meaning set forth in paragraph 3.1.6 hereof.

         "Regulated Persons" shall have the meaning set forth in paragraph 9.12.hereof.

         "Related Party" shall mean (i) any Significant Stockholder, (ii) all persons to whom any Significant Stockholder is related by blood, adoption or marriage and (iii) all Affiliates of the foregoing persons.

         "Related Transactions" shall have the meaning given such term in paragraph 3.6 hereof.

         "Representative" means the collateral trustee, or other trustee, agent or representative in respect of any Senior Indebtedness; provided, that if, and
                                                         --------
for so long as, any Senior Indebtedness lacks such a representative, then the Representative for such Senior Indebtedness shall at all times constitute the holders of a majority in outstanding principal amount of such Senior Indebtedness in respect of any Senior Indebtedness.

         "Required Holder(s)" shall mean the holder or holders of at least 75% of the aggregate principal amount of the Notes from time to time outstanding.

         "Resale Shelf" shall mean a "shelf" registration statement pursuant to Rule 415 promulgated under The Securities Act of 1933, as amended, covering resales of the Conversion Shares.

         "Responsible Officer" shall mean the chief executive officer, chief operating officer, chief financial officer or chief accounting officer of the Company or any other officer of the Company involved principally in its financial administration or its controllership function.

         "Restricted Payment" with respect to any Person means (i) the declaration or payment of any dividends or any other distributions of any sort in respect of its Capital Stock (including any payment in connection with any merger or consolidation involving such Person) or similar payment to the direct or indirect holders of its Capital Stock (other than dividends or distributions payable solely in its Capital Stock (other than Disqualified Stock) and dividends or distributions payable solely to the Company or a Restricted Subsidiary, and other than pro rata dividends or other distributions made by a Subsidiary that is not a Wholly-Owned Subsidiary to minority stockholders (or owners of an equivalent interest in the case of a Subsidiary that is an entity other than a corporation)), (ii) the purchase, redemption or other acquisition or retirement for value of any Capital Stock of the Company held by any Person or of any Capital Stock of a Restricted Subsidiary held by any Affiliate of the Company (other than a Restricted Subsidiary and other than pro rata purchases, redemptions, acquisitions or retirements made by a Subsidiary that is not a Wholly-Owned Subsidiary), including the exercise of any option to exchange any Capital Stock (other than into Capital Stock of the Company that is not Disqualified Stock), (iii) the purchase, repurchase, redemption, defeasance or other acquisition or retirement for value, prior to scheduled maturity, scheduled repayment or scheduled sinking fund payment of any Subordinated Obligations (other than the purchase, repurchase or other acquisition of Subordinated Obligations purchased in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of acquisition) or (iv) the making of any Investment in any Person (other than a Permitted Investment). Any purchase or redemption of Capital Stock by an employee stock ownership or benefit plan shall not constitute a Restricted Payment except to the extent, if any, that such purchase or redemption is financed by the Company or its Restricted Subsidiaries.

         "Restricted Subsidiary" shall mean AirTran Investments Corporation, Airways, AirTran Airways 717 Leasing Corporation and any Subsidiary of the Company that is not (i) any Subsidiary of the Company that at the time of determination shall be, or have been, designated an "Unrestricted Subsidiary" by the Board of Directors of Company in the manner provided below and (ii) any Subsidiary of an "Unrestricted Subsidiary". The Board of Directors of the Company may designate any Subsidiary of the Company (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary unless such Subsidiary or any of its Subsidiaries owns any Capital Stock or Indebtedness of, or holds any Lien on any property of, the Company or any other Subsidiary that is not a Subsidiary of the Subsidiary to be so designated: provided, however, that either (A) the Subsidiary to be so designated has total
--------  -------
assets of $1,000 or less or (B) if such Subsidiary has assets greater than $1,000, such designation would be permitted under paragraph 6.1 hereof. The Board of Directors of the Company may designate any Unrestricted Subsidiary as a Restricted Subsidiary; provided, however, that immediately after giving effect
                       --------  -------
to such designation no Default shall have occurred and be continuing. Any such designation by the Board of Directors of the Company shall be made by the Company to the Holders by promptly notifying the Holders in writing of such designation and attaching a copy of the resolution of such Board of Directors giving effect to such designation and an of Officers' Certificate certifying that such designation complied with the foregoing provisions.

         "Right" means and includes:

               (a) any warrant or any option (including, without limitation, employee stock options) to acquire directly or indirectly Capital Stock;

               (b) any right issued to holders of the Common Stock, or any class thereof, permitting the holders thereof to subscribe directly or indirectly for shares of additional Common Stock (pursuant to a rights offering or otherwise);

               (c) any right to acquire Common Stock pursuant to the provisions of any security convertible directly or indirectly or exchangeable directly or indirectly into Common Stock; and

               (d) any similar right permitting the holder thereof directly or indirectly to subscribe for or purchase shares of Common Stock.

         "Sale/Leaseback Transaction" means an arrangement relating to property now owned or hereafter acquired whereby the Company or a Restricted Subsidiary transfers such property to a Person and the Company or a Restricted Subsidiary leases it from such Person.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Security Agreement" shall mean that certain Security Agreement dated as of April 12, 2001, in the form attached as Exhibit I hereto, by and between
                                              ---------
the Company, Airways and the Collateral Trustee, as amended, restated, supplemented or otherwise modified from time to time.

         "Security Interests" shall have the meaning given in paragraph 1.5 hereof.

         "Senior Credit Facilities" means one or more credit facilities between Airways and one or more financial institutions named therein as lenders providing for term borrowings and/or revolving borrowings, including all related notes, collateral documents, instruments and agreements executed in connection therewith, in each case as may be amended, supplemented, restated or otherwise modified from time to time and including any replacement, extension, modification or renewal thereof, provided, that, a credit facility shall not be a "Senior Credit Facility" unless (a) the lenders and/or agent for the lenders of such credit facility have entered into an amended and restated Collateral Trust Agreement subject to the provisions of Section 8.13 of the Collateral Trust Agreement and (b) counsel to the Company has delivered a non-contravention opinion to the Substantial Holders reasonably satisfactory to the Substantial Holders.

         "Senior Credit Facility Limit" means, as of any date of determination, the principal amount equal to the lesser of (a) $30 million and (b) the aggregate principal amount of Receivables of Airways outstanding at such time.

         "Senior Note Purchase Agreement" shall mean that certain Purchase Agreement dated as of April 12, 2001, among the Company, Airways and the Senior Secured Notes Purchasers.

         "Senior Notes Registration Rights Agreement" shall mean that certain Registration Rights Agreement dated as of April 12, 2001, between Airways and the Senior Secured Notes Purchasers with respect to the Senior Secured Notes.

         "Senior Secured Notes" shall mean those certain 11.27% Series A Senior Secured Notes 11.27% Series B Senior Secured Notes, 11.27% Series C Senior Secured Notes, and 11.27% Series D Senior Secured Notes issued by Airways, due April 12, 2008, as amended, restated or supplemented from time to time, and any renewals or replacements thereof.

         "Senior Secured Notes Purchasers" shall mean the original purchasers of Senior Secured Notes under the Indenture.

         "Series A Notes" shall have the meaning given in paragraph 1.1.1 hereof.

         "Series A PIK Notes" shall have the meaning given in paragraph 1.3 hereof.

         "Series B Notes" shall have the meaning given in paragraph 1.1.2 hereof.

         "Series B PIK Notes" shall have the meaning given in paragraph 1.4 hereof.

         "Significant Holder" shall mean (i) each Purchaser, so long as such Purchaser shall hold (or be committed under this Agreement to purchase) any Note, or (ii) any other holder of at least 5% of the aggregate principal amount of the Notes from time to time outstanding.

         "Significant Stockholder" shall mean and include any Person who owns, beneficially or of record, directly or indirectly, either individually or together with all Persons to whom such person is related by blood, adoption or marriage, 5% or more of the outstanding Voting Stock of the Company.

         "Subordinated Obligation" means any Indebtedness of the Company (whether outstanding on the Closing Date or thereafter Incurred) which is subordinate or junior in right of payment to the Notes pursuant to a written agreement to that effect.

         "Subsidiary" means, in respect of any Person, any corporation, association, partnership or other business entity of which more than fifty percent (50%) of the total voting; power of shares of Capital Stock or other interests (including membership or partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person, (ii) such Person and one or more Subsidiaries of such Person or (iii), one or more Subsidiaries of such Person.

         "Substantial Holder" shall mean (i) each Purchaser, so long as such Purchaser shall hold (or be committed under this Agreement to purchase) any Note, or (ii) any other holder of at least 25% of the aggregate principal amount of the Notes from time to time outstanding.

         "Tax" and "Taxes" shall have the meaning set forth in paragraph 9.18.

         "Total Assets" shall mean at any date the total assets of the Company and its Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles.

         "Trading Day" shall mean (i) if the Common Stock is listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business, (ii) if the Common Stock is quoted on the NASDAQ National Market or any other system of automated dissemination of quotations of security prices, days on which trades may be effected through such system, or (iii) if the Common Stock is not listed on any national securities exchange or quoted on the NASDAQ National Market or any other system of automated dissemination of quotations of security prices, days on which the Common Stock is traded regular way in the over-the-counter market and for which a closing bid and a closing asked price for the Common Stock are available.

         "Transaction Documents" shall mean this Agreement, the Notes, the Collateral Trust Agreement, the Collateral Documents, the Registration Rights Agreement, the Collateral Support Agreement, and the other agreements, documents, certificates and instruments now or hereafter executed or delivered by the Company or any Subsidiary or Affiliate in connection with this Agreement.

         "Transactions" shall mean the transactions contemplated by the Senior Note Purchase Agreement, the Indenture, this Agreement, and the Transaction Documents.

         "Transferee" shall mean any direct or indirect transferee of all or any part of any Note purchased by any Purchaser under this Agreement.

         "Voting Stock" shall mean, with respect to any corporation, any shares of stock of such corporation whose holders are entitled under ordinary circumstances to vote for the election of directors of such corporation (irrespective of whether at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

         "Wholly-Owned Subsidiary" shall mean any Subsidiary all of the outstanding Voting Stock of which is owned by the Company or another Wholly-Owned Subsidiary.

               11.2. Accounting Principles, Terms and Determinations. All
                     -----------------------------------------------
references in this Agreement to "generally accepted accounting principles" shall be deemed to refer to generally accepted accounting principles in effect in the United States from time to time. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all unaudited financial statements and certificates and reports as to financial matters required to be furnished hereunder shall be prepared, in accordance with generally accepted accounting principles, applied on a basis consistent with the most recent audited consolidated financial statements of the Company and its Subsidiaries delivered pursuant to clause 5.1.2 or, if no such statements have been so delivered, the most recent audited financial statements referred to in clause 9.2.1.

12.  MISCELLANEOUS.

               12.1. Note Payments. The Company agrees that, so long as any
                     -------------
Purchaser shall hold any Note, it will make payments of principal of, interest on, such Note, which comply with the terms of this Agreement, by wire transfer of immediately available funds for credit (not later than 12:00 noon, New York City time, on the date due) to such Purchaser's account or accounts as specified in the Purchaser Schedule attached hereto, or such other account or accounts in the United States as such Purchaser may designate in writing, notwithstanding any contrary provision herein or in any Note with respect to the place of payment. Each Purchaser agrees that, before disposing of any Note, such Purchaser will make a notation thereon (or on a schedule attached thereto) of all principal payments previously made thereon and of the date to which interest thereon has been paid. The Company agrees to afford the benefits of this paragraph 12.1 to any Transferee which shall have made the same agreement as each Purchaser has made in this paragraph 12.1.

               12.2. Expenses. The Company agrees, whether or not the
                     --------
transactions contemplated hereby shall be consummated, to pay, and save each Purchaser and any Transferee harmless against liability for the payment of, all reasonable out-of-pocket expenses arising in connection with such transactions, including (i) all document production and duplication charges and the fees and expenses of any special counsel engaged by such Purchaser or such Transferee in connection with this Agreement, any of the other Transaction Documents, the transactions contemplated hereby or thereby and any subsequent proposed modification of, or proposed consent under, this Agreement or any other Transaction Documents, whether or not such proposed modification shall be effected or proposed consent granted, (ii) the costs and expenses, including reasonable attorneys' fees, incurred by such Purchaser or such Transferee in enforcing (or determining whether or how to enforce or cause the Collateral Trustee to enforce) any rights under this Agreement, the Notes or any of the Transaction Documents (including without limitation to protect, collect, lease, sell, take possession of, release or liquidate any of the Collateral), or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or any of the other Transaction Documents or the transactions contemplated hereby or thereby or by reason of such Purchaser's or such Transferee's having acquired any Note, including without limitation costs and expenses incurred in any bankruptcy case and (iii) all costs and expenses, including without limitation reasonable attorneys' fees, and of preparing, recording and filing all financing statements, instruments and other documents to create, perfect and fully preserve and protect the Liens granted in the Collateral Documents and the rights of the holders of the Notes or of the Collateral Trustee for the benefit of the holders of the Notes. The obligations of the Company under this paragraph 12.2 shall survive the transfer of any Note or portion thereof or interest therein by any Purchaser or any Transferee and the payment of any Note.

               12.3. Consent to Amendments. This Agreement may be amended, and
                     ---------------------
the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the Company shall obtain the written consent to such amendment, action or omission to act, of the Required Holder(s) except that, without the written consent of the holder or holders of all Notes at the time outstanding, no amendment to this Agreement shall change the maturity of any Note, or change the principal of, or the rate or time of payment of interest on, any Note, or affect the time, amount or allocation of any prepayments, or change the proportion of the principal amount of the Notes required with respect to any consent, amendment, waiver or declaration. Each holder of any Note at the time or thereafter outstanding shall be bound by any consent authorized by this paragraph 12.3, whether or not such Note shall have been marked to indicate such consent, but any Notes issued thereafter may bear a notation referring to any such consent. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein and in the Notes, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

               12.4. Form, Registration, Transfer and Exchange of Notes; Lost
                     --------------------------------------------------------
Notes. The Notes are issuable as registered notes without coupons in
-----
denominations of at least $1,000, except as may be necessary to reflect any principal amount not evenly divisible by $1,000. The

Company shall keep at its principal office a register in which the Company shall provide for the registration of Notes and of transfers of Notes. Inasmuch as the issue and sale of the Notes by the Company has not been registered under the Securities Act or any applicable state securities or "Blue Sky" laws, each Purchaser and Transferee agrees that the Notes may not be offered or sold by them in the absence of either an effective registration statement under the Securities Act and such state securities laws or the availability of exemptions from registration thereunder. The Notes will bear a legend to the foregoing effect. Subject to compliance with the foregoing requirements, upon surrender for registration of transfer of any Note at the principal office of the Company, the Company shall, at its expense, execute and deliver one or more new Notes of like tenor and of a like aggregate principal amount, registered in the name of such transferee or transferees. At the option of the holder of any Note, such Note may be exchanged for other Notes of like tenor and of any authorized denominations, of a like aggregate principal amount, upon surrender of the Note to be exchanged at the principal office of the Company. Whenever any Notes are so surrendered for exchange, the Company shall, at its expense, execute and deliver the Notes which the holder making the exchange is entitled to receive. Every Note surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed, by the holder of such Note or such holder's attorney duly authorized in writing. Any Note or Notes issued in exchange for any Note or upon transfer thereof shall carry the rights to unpaid interest and interest to accrue which were carried by the Note so exchanged or transferred, so that neither gain nor loss of interest shall result from any such transfer or exchange. Upon receipt of written notice from the holder of any Note of the loss, theft, destruction or mutilation of such Note and, in the case of any such loss, theft or destruction, upon receipt of such holder's unsecured indemnity agreement, or in the case of any such mutilation upon surrender and cancellation of such Note, the Company will make and deliver a new Note, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Note.

               12.5. Persons Deemed Owners; Participations. Prior to due
                     -------------------------------------
presentment for registration of transfer, the Company may treat the Person in whose name any Note is registered as the owner and holder of such Note for the purpose of receiving payment of principal of, interest on, such Note and for all other purposes whatsoever, whether or not such Note shall be overdue, and the Company shall not be affected by notice to the contrary. Subject to the preceding sentence, and to the restrictions on transfer described in paragraph 12.4, the holder of any Note may from time to time grant participations in such Note to any Person on such terms and conditions as may be determined by such holder in its sole and absolute discretion, provided that any such participation
                                            --------
shall be in a principal amount of at least $100,000.

               12.6. Survival of Representations and Warranties; Entire
                     --------------------------------------------------
Agreement. All representations and warranties contained herein or in any other
---------
Transaction Documents or made in writing by or on behalf of the Company or any Guarantor in connection herewith or therewith shall survive the execution and delivery of this Agreement, the other Transaction Documents and the Notes, the transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any Transferee, regardless of any investigation made at any time by or on behalf of any Purchaser or any Transferee. Subject to the preceding sentence, this Agreement, the other Transaction Documents and the Notes embody the entire agreement and understanding between the Purchasers and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

               12.7. Successors and Assigns. All covenants and other agreements
                     ----------------------
in this Agreement contained by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, any Transferee) whether so expressed or not.

               12.8. Disclosure to Other Persons; Transfer Restrictions. So
                     --------------------------------------------------
long as no Event of Default under paragraph 8.1.1 or 8.1.2 is continuing, each holder of a Note agrees to use its best efforts to hold in confidence and not disclose any written information delivered or made available by or on behalf of the Company or any Subsidiary to such holder in connection with or pursuant to this Agreement that is clearly marked or labeled as being confidential information, other than information (a) that was publicly known or otherwise known to such holder, at the time of disclosure (except pursuant to disclosure in connection with this Agreement), (b) that subsequently becomes publicly known through no act or omission by such holder, or (c) that otherwise becomes known to such holder, other than through disclosure by the Company, and provided, that
                                                                  ---------
nothing in this Agreement shall prevent the holder of any Note from delivering copies of any financial statements and other documents delivered to such holder, or from disclosing any other information disclosed to such holder, by or on behalf of the Company or any Subsidiary in connection with or pursuant to this Agreement, to any of the following: (i) such holder's directors, officers, employees, agents and professional consultants, (ii) any other holder of any Note, (iii) any Person to which such holder offers to sell such Note or any part thereof, (iv) any Person to which such holder sells or offers to sell a participation in all or any part of such Note, (v) any Person from which such holder offers to purchase any security of the Company, (vi) any federal or state regulatory authority having jurisdiction over such holder or (vii) any other Person to which such delivery or disclosure may be necessary or appropriate (1) in compliance with any law, rule, regulation or order applicable to such holder,
(2) in response to any subpoena or other legal process or informal investigative demand, (3) in connection with any litigation to which such holder is a party, or (4) in order to protect such holder's investment in such Note.

               12.9. Notices. All written communications provided for hereunder
                     -------
shall be sent by first class mail or nationwide overnight delivery service (with charges prepaid) and (i) if to any Purchaser, addressed to such Purchaser at the address specified for such communications in the Purchaser Schedule attached hereto, or at such other address as such Purchaser shall have specified to the Company in writing, (ii) if to any other holder of any Note, addressed to such other holder at such address as such other holder shall have specified to the Company in writing or, if any such other holder shall not have so specified an address to the Company, then addressed to such other holder in care of the last holder of such Note which shall have so specified an address to the Company, and
(iii) if to the Company, addressed to it at 9955 AirTran Boulevard, Orlando, Florida 32827, Attention: Chief Financial Officer, or at such other address as the Company shall have specified to the holder of each Note in writing; provided, however, that any such communication to the Company may also, at the
--------  -------
option of the holder of any Note, be delivered by any other means either to the Company at its address specified above or to any officer of the Company.

               12.10. Payments Due on Non-Business Days. Anything in this
                      ---------------------------------
Agreement or the Notes to the contrary notwithstanding, any payment of principal of, or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

               12.11. Satisfaction Requirement. If any agreement, certificate
                      ------------------------
or other writing, or any action taken or to be taken, is by the terms of this Agreement required to be satisfactory to any Purchaser or to the Required Holder(s), the determination of such satisfaction shall be made by such Purchaser or the Required Holder(s), as the case may be, in the sole and exclusive judgment (exercised in good faith) of the Person or Persons making such determination.

               12.12. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND
                      -------------
ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

               12.13. Severability. Any provision of this Agreement which is
                      ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               12.14. Descriptive Headings. The descriptive headings of the
                      --------------------
several paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

               12.15. Counterparts. This Agreement may be executed in any number
                      ------------
of counterparts, each of which shall be an original but all of which together shall constitute one instrument.

               12.16. Severalty of Obligations. The sales of Notes to the
                      ------------------------
Purchasers are to be several sales, and the obligations of the Purchasers under this Agreement are several obligations. Except as provided in paragraph 3.3, no failure by any Purchaser to perform its obligations under this Agreement shall relieve any other Purchaser or the Company of any of its obligations hereunder, and no Purchaser shall be responsible for the obligations of, or any action taken or omitted by, any other Purchaser hereunder.

         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterparts of this letter and return the same to the Company, whereupon this letter shall become a binding agreement among the Company and the Purchasers.


                                            Very truly yours,

                                            AIRTRAN HOLDINGS, INC.



                                               /s/ Steven A. Rossum
                                            ------------------------------------
                                            By:  Steven A. Rossum
                                            Title: Vice President-Treasurer

The foregoing Agreement is
hereby accepted as of the
date first above written.



BOEING CAPITAL LOAN CORPORATION



   /s/ J. S. Weltman
---------------------------

By: J. S. Weltman

Title: Authorized Signatory

                              PURCHASER SCHEDULE

                                                                                            Aggregate
                                                                                            ---------
                                                                                            Principal
                                                                                            ---------
                                                                                            Amount of
                                                                                            ---------
                                                                                           Notes to be
                                                                                           -----------
BOEING CAPITAL LOAN CORPORATION                                                             Purchased
                                                                                            ---------
(1)    All payments on account of Notes held by such Purchaser                        $17,500,000 Series A Notes
       shall be made by wire transfer of immediately available
       funds for credit to:                                                           $17,500,000 Convertible Notes
       Account No. [____________]

_______________________
       (ABA No.:_______)
       Each such wire transfer shall set forth the name of the Company, a reference to "13.00% Series A Senior Secured Notes due April 12, 2009 and 12.27% Series B Senior Secured Convertible Notes due April 12, 2009," and the due date and application (as among principal and interest of the payment being made.

                                     EX-1

(2)  Address for all notices relating to payments:

     Boeing Capital Loan Corporation
     c/o Entity Services
     2325-B Renaissance Drive, Suite 8
     Las Vegas, Nevada 89119
     Attention: Ms. Kristine Epps
     Telephone: (702) 740-4244
     Facsimile: (702) 966-4247

     with copies to:

     Boeing Capital Loan Corporation
     500 Naches Ave. S.W., 3/rd/ Floor
     MC 6Y-11
     Renton, Washington 98055
     Attention: Legal Department
     Facsimile: (425) 393-2903

     with copies to:

     Sidley & Austin
     555 West Fifth Street
     Los Angeles, California 90013
     Attention: Robert W. Kadlec, Esq.
     Telephone: (213) 896-6000
     Facsimile: (213) 896-6600


     __________________________________________

(4)  Recipient of telephonic prepayment notices:


     ___________________________
     Telephone:_________________
     Telecopier:________________
(5)  Tax Identification No.:___________________

                                     EX-2

THE SECURITY REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS OR THE AVAILABILITY OF EXEMPTIONS FROM REGISTRATION THEREUNDER.

                                                                     EXHIBIT A-1


                             FORM OF SERIES A NOTE

                            AIRTRAN HOLDINGS, INC.

                      13.00% SERIES A SENIOR SECURED NOTE
                              DUE APRIL 12, 2009

No._____                                                          April 12, 2001
$_______________


     FOR VALUE RECEIVED, the undersigned, AIRTRAN HOLDINGS, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Nevada hereby promises to pay to ___________________________________________
__________, or registered assigns, the principal sum of________________ DOLLARS on April 12, 2009, with interest (computed on the basis of a 360-day year--30-day month) (a) on the unpaid balance thereof at the rate of 13.00% per annum from the date hereof, payable semiannually on the fifteenth day of April and October in each year, commencing with October 15, 2001, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal and any overdue payment of interest, payable monthly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to 15.00%.

     Payments of principal of, and interest on, this Note are to be made at ___ _____________ or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

     This Note is one of a series of Senior Secured Notes (herein called the "Notes") issued pursuant to a Note Agreement, dated as of April 12, 2001 (herein called the "Agreement"), among the Company and the original purchasers of the Notes named in the Purchaser Schedule attached thereto and is entitled to the benefits thereof. Certain additional terms and provisions applicable to this Note are set forth in the Agreement.

     This Note is a registered Note and, as provided and subject to the conditions stated in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or

                                     EX-3
such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     The Company agrees to make required prepayments of principal on the dates and in the amounts specified in the Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

     This Note is secured by, and entitled to the benefits of, the Collateral Documents (as defined in the Agreement) and is entitled to the benefits of one or more Collateral Support Agreements executed by one or more parties. Reference is made to the Collateral Documents for a statement concerning the terms and conditions governing the collateral security for the obligations of the Company hereunder.

     In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

     THIS NOTE IS INTENDED TO BE PERFORMED IN THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF SUCH STATE.


                                    AIRTRAN HOLDINGS, INC.


                                    ____________________________
                                    By:
                                    Title:

                                     EX-4

THE SECURITY REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS OR THE AVAILABILITY OF EXEMPTIONS FROM REGISTRATION THEREUNDER.

                                                                     EXHIBIT A-2

                             FORM OF SERIES B NOTE

                            AIRTRAN HOLDINGS, INC.

                12.27% SERIES B SENIOR SECURED CONVERTIBLE NOTE
                              DUE APRIL 12, 2009

No._____                                                          April 12, 2001
$_________


     FOR VALUE RECEIVED, the undersigned, AIRTRAN HOLDINGS, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Nevada hereby promises to pay to ___________________________________________
__________, or registered assigns, the principal sum of _______________ DOLLARS on April 12, 2009, with interest (computed on the basis of a 360-day year--30-day month) (a) on the unpaid balance thereof at the rate of 12.27% per annum (the "Convertible Rate") from the date hereof, payable semiannually on the fifteenth day of April and October in each year, commencing with October 15, 2001, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal and interest, payable monthly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the sum of the Convertible Rate plus 2.00%. Notwithstanding the foregoing, the Convertible Rate shall fluctuate from time to time as set forth in Section 1.2
                                                                   -----------
of the Agreement.


     Payments of principal of and interest on this Note are to be made at_______ __________________ or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

     This Note is one of a series of Senior Secured Convertible Notes (herein called the "Notes") issued pursuant to a Note Agreement, dated as of April 12, 2001 (herein called the "Agreement"), among the Company and the original purchasers of the Notes named in the Purchaser Schedule attached thereto and is entitled to the benefits thereof. Certain additional terms and provisions applicable to this Note are set forth in the Agreement.

     This Note is a registered Note and, as provided and subject to the conditions stated in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or

                                     EX-5
accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     The Company agrees to make required prepayments of principal on the dates and in the amounts specified in the Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement. This Note shall be convertible into Conversion Shares in accordance with paragraph 4.6 of the Agreement.

     This Note is secured by, and entitled to the benefits of, the Collateral Documents (as defined in the Agreement) and is entitled to the benefits of one or more Collateral Support Agreements executed by one or more parties. Reference is made to the Collateral Documents for a statement concerning the terms and conditions governing the collateral security for the obligations of the Company hereunder.

     In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

     THIS NOTE IS INTENDED TO BE PERFORMED IN THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF SUCH STATE.


                                    AIRTRAN HOLDINGS, INC.


                                    _____________________________
                                    By:
                                    Title:

                                     EX-6

THE SECURITY REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS OR THE AVAILABILITY OF EXEMPTIONS FROM REGISTRATION THEREUNDER.

                                                                     EXHIBIT B-1

                           FORM OF SERIES A PIK NOTE

                            AIRTRAN HOLDINGS, INC.

                      15.00% SERIES A SENIOR SECURED NOTE
                              DUE APRIL 12, 2009

No._____                                                          April 12, 2001
$_________

     FOR VALUE RECEIVED, the undersigned, AIRTRAN HOLDINGS, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Nevada hereby promises to pay to ___________________________________________
_________, or registered assigns, the principal sum of _______________ DOLLARS, on April 12, 2001, with interest (computed on the basis of a 360-day year--30-day month) on the unpaid balance and any overdue payment of interest thereof at the rate of 15.25% per annum from the date hereof, payable semiannually on the fifteenth day of April and October in each year, commencing with October 15, 2001, until the principal hereof shall have become due and payable.

     Payments of principal of and interest on this Note are to be made at ______ __________ or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

     This Note is one of a series of Senior Secured Notes (herein called the "Notes") issued pursuant to a Note Agreement, dated as of April 12, 2001 (herein called the "Agreement"), among the Company and the original purchasers of the Notes named in the Purchaser Schedule attached thereto and is entitled to the benefits thereof. Certain additional terms and provisions applicable to this Note are set forth in the Agreement.

     This Note is a registered Note and, as provided and subject to the conditions stated in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner

                                     EX-7
hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     The Company agrees to make required prepayments of principal on the dates and in the amounts specified in the Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

     This Note is secured by, and entitled to the benefits of, the Collateral Documents (as defined in the Agreement) and is entitled to the benefits of one or more Collateral Support Agreements executed by one or more parties. Reference is made to the Collateral Documents for a statement concerning the terms and conditions governing the collateral security for the obligations of the Company hereunder.

     In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

     THIS NOTE IS INTENDED TO BE PERFORMED IN THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF SUCH STATE.


                                    AIRTRAN HOLDINGS, INC.


                                    _____________________________
                                    By:
                                    Title:

                                     EX-8

THE SECURITY REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS OR THE AVAILABILITY OF EXEMPTIONS FROM REGISTRATION THEREUNDER.


                                                                     EXHIBIT B-2

                           FORM OF SERIES B PIK NOTE

                            AIRTRAN HOLDINGS, INC.

                14.27% SERIES B SENIOR SECURED CONVERTIBLE NOTE
                              DUE APRIL 12, 2009

No._____                                                          April 12, 2001
$_________

     FOR VALUE RECEIVED, the undersigned, AIRTRAN HOLDINGS, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Nevada hereby promises to pay to ___________________________________________
____________, or registered assigns, the principal sum of ____________ DOLLARS, on April 12, 2009 with interest (computed on the basis of a 360-day year--30-day month) on the unpaid balance and any overdue payment of interest thereof at the rate of 14.27% per annum (the "Series B PIK Rate") from the date hereof, payable semiannually on the fifteenth day of April and October in each year, commencing with October 15, 2001, until the principal hereof shall have become due and payable. Notwithstanding the foregoing, the Series B PIK Rate shall fluctuate from time to time as set forth in Section 1.4 of the Agreement.
                                  -----------

     Payments of principal of and interest on this Note are to be made at ______ _______ or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

     This Note is one of a series of Senior Secured Convertible Notes (herein called the "Notes") issued pursuant to a Note Agreement, dated as of April 12, 2001 (herein called the "Agreement"), among the Company and the original purchasers of the Notes named in the Purchaser Schedule attached thereto and is entitled to the benefits thereof. Certain additional terms and provisions applicable to this Note are set forth in the Agreement.

     This Note is a registered Note and, as provided and subject to the conditions stated in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration

                                     EX-9
of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     The Company agrees to make required prepayments of principal on the dates and in the amounts specified in the Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement. This Note shall be convertible into Conversion Shares in accordance with paragraph 4.6 of the Agreement.

     This Note is secured by, and entitled to the benefits of, the Collateral Documents (as defined in the Agreement) and is entitled to the benefits of one or more Collateral Support Agreements executed by one or more parties. Reference is made to the Collateral Documents for a statement concerning the terms and conditions governing the collateral security for the obligations of the Company hereunder.

     In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

     THIS NOTE IS INTENDED TO BE PERFORMED IN THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF SUCH STATE.


                                    AIRTRAN HOLDINGS, INC.


                                    _____________________________
                                    By:
                                    Title:

                                     EX-10

                                   EXHIBIT C

                      FORM OF COLLATERAL TRUST AGREEMENT

                          COLLATERAL TRUST AGREEMENT

          This COLLATERAL TRUST AGREEMENT (as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof, this "Agreement") dated as of April 12, 2001 by and among AIRTRAN AIRWAYS, INC., a Delaware corporation (the "Company," and, together with any other entity that becomes a Subsidiary Grantor under Section 2.3(b), the
                                                     --------------
"Subsidiary Grantors;" the Company, the Subsidiary Grantors and any other entity that becomes an Additional Grantor under Section 8.1(c) are collectively
                                         --------------
referred to herein as the "Grantors" and individually as "Grantor"), and WILMINGTON TRUST COMPANY, a Delaware banking corporation, acting not in its individual capacity except as expressly provided herein but otherwise solely as Collateral Trustee (together with its successors and assigns in such capacity, the "Collateral Trustee") under this Agreement for the Holders of the Secured Debt referred to below.

                             W I T N E S S E T H:

          WHEREAS, the Company, the Subsidiary Grantors and the Indenture Trustee are parties to the Indenture;

          WHEREAS, the Company, AirTran Holdings, Inc., a Nevada corporation ("Holdings"), and Boeing Capital Loan Corporation, as initial purchaser, are parties to the Company Note Purchase Agreement;

          WHEREAS, Holdings, the Collateral Trustee and the purchasers named in the purchaser schedule attached thereto are parties to the Holdings Note Purchase Agreement;

          WHEREAS, in connection with the Indenture, the Company Note Purchase Agreement and the Holdings Note Purchase Agreement, the Grantors will concurrently with the execution of this Agreement enter into the Security Documents to secure the Secured Debt on the terms and conditions set forth therein;

          WHEREAS, the parties hereto have entered into this Agreement to evidence the creation of the Trust Estate;

                             DECLARATION OF TRUST:

          NOW THEREFORE, to secure the payment, observance and performance of the Secured Debt (subject to the priority of payment set forth herein) and in consideration of the premises and the mutual agreements set forth herein, the Collateral Trustee does hereby declare that it holds as Collateral Trustee in trust under this Agreement all of its right, title and interest in, to and under all of the following (and the Grantors hereby consent thereto):

          (A) the Company Pledge and Security Agreement and the Collateral granted to the Collateral Trustee thereunder;

          (B) the Company Aircraft Mortgage and the Collateral granted to the Collateral Trustee thereunder;

          (C) the Company Hangar Mortgage and the Collateral granted to the Collateral Trustee thereunder;

          (D) each agreement entered into and delivered, from time to time, pursuant to Section 2.3, Section 5.7 or Section 8.1 or pursuant to the
                 -----------  -----------    -----------
     terms of the Security Documents, and the Collateral granted to the Collateral Trustee in each case thereunder;

          (E)  the Trust Agreement Collateral; and

          (F)  the Proceeds of each of the foregoing.

          TO HAVE AND TO HOLD the foregoing Security Documents, the Collateral and the Proceeds of any and all thereof (the right, title and interest of the Collateral Trustee in the Security Documents, the Collateral and such Proceeds being hereinafter referred to as the "Trust Estate") unto the Collateral Trustee and its successors in trust under this Agreement and its assigns and the assigns of its successors in trust forever.

          IN TRUST NEVERTHELESS, under and subject to the terms and conditions set forth herein and in the Security Documents, and for the benefit of the Holders and for the enforcement of the payment of all Secured Debt, and for the performance of and compliance with the covenants and conditions of this Agreement, the Indenture, the Company Note Purchase Agreement, the Holdings Note Purchase Agreement and each of the Security Documents.

          PROVIDED, HOWEVER, that these presents are upon the condition that if the Grantors, or their respective successors or assigns, shall satisfy all of the conditions set forth in Article VII with respect to all or any part of the
                            -----------
Collateral, as the case may be, then (if with respect to all of the Collateral) this Agreement, and the estates and rights assigned in the Security Documents, shall cease, terminate and be void or (if with respect to part of the Collateral) this Agreement, and the estates and rights assigned in the Security Documents, shall cease, terminate and be void with respect to such part of the Collateral; otherwise they shall remain and be in full force and effect.

          IT IS HEREBY FURTHER COVENANTED AND DECLARED that the Trust Estate is to be held and applied by the Collateral Trustee, subject to the further covenants, conditions and trust hereinafter set forth.

                                   ARTICLE I
                         DEFINITIONS AND OTHER MATTERS

          Section 1.1.  Defined Terms.
                        -------------

          As used in this Agreement, including the introductory provisions hereof, the following terms shall have the following meanings:

          "Actionable Default" means (i) until the Company Note Obligations
           ------------------
shall have been Satisfied, an Event of Default shall have occurred under any of the Indenture and the required Holders thereunder shall have accelerated the Secured Debt thereunder in accordance with the terms thereof and (ii) on and after the date the Company Note Obligations shall have been Satisfied, an Event of Default shall have occurred under the Holdings Note Purchase Agreement and the required Holders thereunder shall have accelerated the Secured Debt thereunder in accordance with the terms thereof.

          "Additional Grantors" is defined in Section 8.1(c).
           -------------------                --------------

          "Affiliate" of any specified Person means any other Person, directly
           ---------
or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means (a) the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise or (b) beneficial ownership of such Person's Capital Stock representing ten percent (10%) or more of the total voting power of the Voting Stock (on a fully diluted basis) or of rights or warrants to purchase such Capital Stock (whether or not currently exercisable); and the terms "controlling" and "controlled" have meanings correlative to the foregoing. Notwithstanding the foregoing, the Initial Purchasers shall be deemed not to be Affiliates of any Grantor or any Subsidiary of any Grantor.

          "Agreement" is defined in the preamble.
           ---------

          "Authorized Officer" means, with respect to any Person, the chief
           ------------------
executive officer, president or a vice president in the disciplines of finance, accounting, or law of such Person.

          "Bankruptcy Code" means Title 11 of the United States Code, 11 U.S.C.
           ---------------
(S) 101 et seq., as the same may be amended from time to time, and any successor
        -- ---
statute thereto.

          "Business Day" means each day which is not a Saturday, Sunday or any
           ------------
other day on which banks located in The City of New York or Wilmington, Delaware are authorized or obligated by law to remain closed.

          "Capital Stock" of any Person means any and all shares interests,
           -------------
rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any Preferred Stock, but excluding any debt securities convertible into such equity.

          "Collateral" means all property in which the Collateral Trustee has,
           ----------
or purportedly has, an interest (including, without limitation, a Lien) from time to time under this Agreement or one or more of the Security Documents.

          "Collateral Account" is defined in Section 4.1.
           ------------------                -----------

          "Collateral Trustee" is defined in the preamble.
           ------------------

          "Collateral Trustee's Fees" means all fees, costs and expenses of the
           -------------------------
Collateral Trustee of the types described in Sections 5.3, 5.4, 5.5 and 5.6.
                                             ------------  ---  ---     ---

          "Company" is defined in the preamble.
           -------

          "Company Aircraft Mortgage" means the Aircraft Mortgage and Security
           -------------------------
Agreement dated as of the date hereof between the Company and the Collateral Trustee, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

          "Company Hangar Mortgage" means the Mortgage, Assignment of Rents and
           -----------------------
Security Agreement dated as of the date hereof between the Company and the Collateral Trustee, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

          "Company Note Obligations" means all obligations owing to the
           ------------------------
Indenture Trustee or any Company Noteholder (in their respective capacities as such) by the Company, Holdings or any Subsidiary Grantor under the Indenture, the Company Note Purchase Agreement or any Debt Instrument executed in connection with any of the foregoing.

          "Company Noteholder" means, as of any date, any "Holder" (as defined
           ------------------
in the Indenture) on such date.

          "Company Note Purchase Agreement" means the Purchase Agreement dated
           -------------------------------
as of the date hereof among the Company, Holdings and the Initial Purchaser, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

          "Company Pledge and Security Agreement" means that certain Issuer
           -------------------------------------
Pledge and Security Agreement dated as of the date hereof between the Company and the Collateral Trustee, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

          "Debt Instruments" means the Indenture, the Company Note Purchase
           ----------------
Agreement, the Holdings Note Purchase Agreement, the notes or other instruments issued pursuant to any of the foregoing, any guaranties evidenced by, or entered into in connection with, any of the foregoing, and the other agreements, documents and instruments executed in connection with any of the foregoing.

          "Default" means any event or condition that, with the giving of notice
           -------
or the lapse of time, would become an Event of Default.

          "Discharge Notice" means a written notice, signed by an Authorized
           ----------------
Officer of the Company, which requests a discharge of the Security Documents in accordance with the provisions of Section 7.2 and which certifies to the
                                  -----------
Collateral Trustee that (i) one of the events enumerated in Section 7.1 has
                                                            -----------
occurred (specifying which event), and (ii) all Collateral Trustee's Fees have been Satisfied.

          "Distribution Dates" means the Business Days fixed by the Collateral
           ------------------
Trustee for the distribution of all moneys held by the Collateral Trustee in the Collateral Account, the first of which shall occur within ninety (90) days after the giving of a Notice of Actionable Default which has not theretofore been withdrawn and the balance of which shall, so long as such Notice of Actionable Default shall not have been withdrawn, be on the corresponding date or, if the corresponding date is not a Business Day, the next succeeding Business Day, in each calendar month thereafter.

          "Event of Default" means (i) an "Event of Default" under (and as
           ----------------
defined in) the Indenture, and (ii) an "Event of Default" under (and as defined
in) Holdings Note Purchase Agreement; provided, that in each case any required
                                      --------
notice thereof has been given and any grace periods provided for therein have expired.

          "Government Securities" means (i) direct obligations of the United
           ---------------------
States of America for the timely payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended), as custodian with respect to any such Government Securities or a specific payment of principal of or interest on any such Government Securities held by such custodian for the account of the holder of such depository receipt; provided, that (except as required by law) such
                            --------
custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Securities or the specific payment of principal of or interest on the Government Securities evidenced by such depository receipt.

          "Governmental Authority" means any agency, authority, board, bureau,
           ----------------------
commission, department, office or instrumentality of any nature whatsoever of the United States or foreign government, any state, province or any city or other political subdivision or otherwise and whether now or hereafter in existence, or any officer or official thereof, and any maritime authority.

          "Grantor Representative" means (i) for so long as the Company Note
           ----------------------
Obligations are not Satisfied, the Company, or (ii) on and after the date the Company Note Obligations have been satisfied, Holdings.

          "Grantors" is defined in the preamble.
           --------

          "Holders" means, as of any date, any holder of Secured Debt on such
           -------
date, including, without limitation, any Company Noteholder, the Indenture Trustee, any Holdings Noteholder and the Collateral Trustee.

          "Holdings" means AirTran Holdings, Inc., a Nevada corporation.
           --------

          "Holdings Note Obligations" means all obligations owing to any
           -------------------------
Holdings Noteholder (in its capacity as such) by Holdings, the Company or any Subsidiary Grantor under the Holdings Note Purchase Agreement or any Debt Instrument executed in connection with any of the foregoing.

          "Holdings Noteholder" means, as of any date, any "Purchaser" (as
           -------------------
defined in the Holdings Note Purchase Agreement) on such date.

          "Holdings Note Purchase Agreement" means the Note Agreement dated as
           --------------------------------
of the date hereof among Holdings and the Holdings Noteholders, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

          "Indenture" means that certain Indenture dated as of the date hereof
           ---------
among the Company, the Subsidiary Grantors and the Indenture Trustee, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof.

          "Indenture Paying Agent" means the "Paying Agent" as defined in the
           ----------------------
Indenture.

          "Indenture Trustee" means the "Trustee" as defined in the Indenture.
           -----------------

          "Initial Purchaser" means Boeing Capital Loan Corporation.
           -----------------

          "Issuance Date" means April 12, 2001.
           -------------

          "Lien" means any mortgage, pledge, security interest, encumbrance,
           ----
lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof).

          "Notice of Actionable Default" means a written certification to the
           ----------------------------
Collateral Trustee and the Company from (i) until the Company Note Obligations have been Satisfied, the Indenture Trustee or from or on behalf of the requisite Company Noteholders under the Indenture (to be determined by reference to the Indenture) or (ii) on and after the date the Company Note Obligations have been Satisfied, from or on behalf of the requisite Holdings Noteholders under the Holdings Note Purchase Agreement (to be determined by reference to the Holdings Note Purchase Agreement), in each case certifying that an Actionable Default has occurred.

          "Officer's Certificate" means, with respect to any Person, a
           ---------------------
certificate signed by the chief executive officer, president or a vice president in the disciplines of finance, accounting or law, of such Person, and attested to by another such officer, in form and substance reasonably satisfactory to the Collateral Trustee.

          "Person" means any individual, corporation, partnership, limited
           ------
liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

          "Preferred Stock" as applied to the Capital Stock of any Person means
           ---------------
Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or, involuntary liquidation or dissolution of such Person, over shares of Capital Stock of any other class of such Person.

          "Proceeds" means "proceeds" as defined in the Uniform Commercial Code
           --------
and, whether or not the following constitute proceeds thereunder, any and all amounts from time to time paid or payable to any of the Grantors upon the sale, exchange, lease, license, collection or other disposition of any part of the Collateral.

          "Requisite Holders" means (i) until the Company Note Obligations have
           -----------------
been Satisfied, the Indenture Trustee or from or on behalf of the Company Noteholders in the aggregate having at least 75% of the outstanding principal amount of Company Note Obligation or (ii) on and after the date the Company Note Obligations have been Satisfied, from or on behalf of the "Required Holders" (as defined in the Holdings Note Purchase Agreement).

          "Restricted Subsidiary" means a "Restricted Subsidiary" under (and as
           ---------------------
defined in) the Indenture.

          "Satisfied" means, with respect to any Secured Debt, the payment in
           ---------
full in cash of such Secured Debt (other than, as of any date of payment, Secured Debt consisting of indemnities which are contingent and not then due and payable, but expressly excluding any amounts for which the Collateral Trustee has been notified pursuant to clause FOURTH of Section 4.4(a)) or, in the case
                                               --------------
of the Company Note Obligations, the "Legal Defeasance" (as defined in the Indenture) of the Company Note Obligations.

          "Secured Debt" means, as of any date, the Company Note Obligations,
           ------------
the Holdings Note Obligations and the Collateral Trustee's Fees, regardless of whether such obligations and liabilities are absolute or contingent, due or not due, liquidated or unliquidated and whether or not for the payment of money or the performance or nonperformance of any act, arising under any Debt Instrument, this Agreement or any Security Document.

          "Security Documents" means the Company Aircraft Mortgage, the Company
           ------------------
Hangar Mortgage, the Company Pledge and Security Agreement and any additional documents executed to reflect the grant to the Collateral Trustee of any interest (including, without limitation, a Lien) in any Collateral, and any agreement or document referred to in Section 2.3, Section 5.7 or Section 8.1 or
                                     -----------  -----------    -----------
in the Company Aircraft Mortgage, the Company Hangar Mortgage or the Company Pledge and Security Agreement, as each of the foregoing may be amended, restated, supplemented or otherwise modified from time to time in accordance with their respective terms.

          "Subsidiary" means, in respect of any Person, any corporation,
           ----------
association, partnership or other business entity of which more than fifty percent (50%) of the total voting; power of shares of Capital Stock or other interests (including membership or partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person, (ii) such Person and one or more Subsidiaries of such Person or (iii), one or more Subsidiaries of such Person.

          "Subsidiary Grantor" is defined in the preamble.
           ------------------

          "Trust Agreement Collateral" means "Trust Agreement Collateral" as
           --------------------------
defined in Section 4.2(a).
           --------------

          "Trust Company" means Wilmington Trust Company, a Delaware banking
           -------------
corporation, not in its capacity as Indenture Trustee or Collateral Trustee, but in its individual capacity.

          "Uniform Commercial Code" means the Uniform Commercial Code as in
           -----------------------
effect from time to time in the State of New York; provided, that if, with
                                                   --------
respect to any financing statement or by reason of any provisions of law, the perfection or the effect of perfection or non-perfection of the security interests granted to the Collateral Trustee pursuant to the applicable Security Document is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than New York, then "Uniform Commercial
                                                             ------------------
Code" means the Uniform Commercial Code as in effect from time to time in such
----
other jurisdiction for purposes of the provisions of each Security Document and any financing statement relating to such perfection or effect of perfection or non-perfection.

          "Voting Stock" of a Person means all classes of Capital Stock or other
           ------------
interests (including partnership interests) of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

          Section 1.2.  References to this Agreement.
                        ----------------------------

          The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to the preamble, the recitals, Articles, Sections and clauses are internal references to this Agreement unless otherwise specified.

          Section 1.3.  Payments and Distributions.
                        --------------------------

          In each case herein where any payment or distribution is to be made or notice is to be given to "Holders," such payments, distributions and notices shall be made, as applicable (but subject to the priority of payments set forth herein), to (i) the Indenture Trustee for its benefit and for the benefit of the Company Noteholders and (ii) to each Holdings Noteholder.

          Section 1.4.  Tense.
                        -----

          All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and vice versa, unless otherwise specified.

          Section 1.5.  Uniform Commercial Code Terms.
                        -----------------------------

          Terms not otherwise defined herein, which are defined in or used in
Article 9 of the Uniform Commercial Code, shall herein have the meanings given to them in such Article 9.

                                  ARTICLE II
         CERTAIN OBLIGATIONS AND DUTIES OF THE COLLATERAL TRUSTEE AND
                        THE COMPANY; POWERS OF ATTORNEY

          Section 2.1.  Authorization to Execute Security Documents.
                        -------------------------------------------

          The Collateral Trustee shall execute and deliver each of the Security Documents requiring execution and delivery by it and shall accept delivery from the Grantors of those Security Documents which do not require the Collateral Trustee's execution.

          Section 2.2.  Actions.
                        -------

          The Collateral Trustee shall take any action with respect to the Collateral and the Security Documents requested in writing by the Requisite Holders and shall release all of the Collateral when required by Section 7.3
                                                                 -----------
from the Liens created under the Security Documents, provided, however, that the
                                                     --------  -------
Collateral Trustee shall not be obligated to take any such action which is in conflict with any provisions of law or of this Agreement or the Security Documents or with respect to which the Collateral Trustee has not received adequate security or indemnity as provided in Section 6.4(d). The Collateral
                                              --------------
Trustee, prior to its receipt of a Notice of Actionable Default, shall with reasonable promptness give notice to the Company of any such request from the Requisite Holders, but it is hereby expressly agreed that the Collateral Trustee's failure to give such notice to the Company shall not affect the validity of the Requisite Holders' request to the Collateral Trustee.

          Section 2.3.  Additional Security Documents.
                        -----------------------------

               (a) To the extent and as required in the Security Documents, the Company shall notify the Collateral Trustee in the event that any of the Grantors acquires any interest in any property in which any of the Grantors are obligated to grant a Lien to the Collateral Trustee under and subject to the terms of the Debt Instruments or the Security Documents but which is either not covered by a Security Document or which has not been delivered to the Collateral Trustee in a manner which will confer a perfected, first priority Lien in such Collateral in favor of the Collateral Trustee without further act or deed of the Collateral Trustee and, to the extent that such security interest may be perfected by the execution and/or filing of Security Documents, the applicable Grantor shall immediately prepare, execute and deliver to the Collateral Trustee such Security Documents, in form and substance satisfactory to the Requisite Holders, as are necessary to confer a perfected, first priority Lien in such Collateral in favor of the Collateral Trustee. If the signature of the Collateral Trustee is required on any such Security Document, the applicable Grantor shall present such Security Document to the Collateral Trustee for signature and the Collateral Trustee shall execute such Security Document and such Grantor shall file such Security Document with appropriate public filing and/or recording offices if such filing and/or recording is required or advisable to perfect or protect the Lien upon and security interest in such Collateral in favor of the Collateral Trustee. Such Grantor shall supply the Collateral Trustee with an executed copy of each such Security Document and satisfactory proof that each such Security Document has been properly filed or recorded, if filing or recording is required under this Section 2.3.
                                                -----------

               (b) The Company shall immediately notify the Collateral Trustee in the event that it forms or acquires any Restricted Subsidiary, or any of its existing Subsidiaries which is not then a Grantor is determined at any time to be a Restricted Subsidiary, whereupon the Company shall cause such Restricted Subsidiary to take such action as may be necessary (i) to become a "Grantor" under and subject to this Agreement, (ii) to grant the Collateral Trustee, under and subject to a Security Documents, in form and substance satisfactory to the Requisite Holders, a security interest which will be a valid, perfected first-priority security interest in all property of the types granted by the other Grantors party to this Agreement and the Security Documents, and (iii) to the extent that such security interest may be perfected by the execution and/or filing of Security Documents, to prepare, execute and deliver immediately to the Collateral Trustee such Security Documents, in form and substance satisfactory to the Requisite Holders, to perfect the Lien on, or for the Collateral Trustee to obtain control over, such Collateral in favor of the Collateral Trustee. If the signature of the Collateral Trustee is required on any such Security Document, the Restricted Subsidiary shall present such Security Document to the Collateral Trustee for signature and the Collateral Trustee shall execute such Security Document and such Restricted Subsidiary shall file such Security Document with appropriate filing and/or recording offices if such filing and/or recording is required or advisable to perfect or protect the Lien upon and security interest in such Collateral in favor of the Collateral Trustee. Such Restricted Subsidiary shall supply the Collateral Trustee with an executed copy of each such Security Document and satisfactory proof that each such Security Document has been properly filed or recorded, if filing or recording is required under this Section 2.3.
                                                                -----------

               (c) Simultaneously with the execution and delivery of the Security Documents required under this Section 2.3(b), the Company shall
                                            --------------
     cause the applicable Restricted Subsidiary to:

                    (i) Deliver legal opinions from such Restricted Subsidiary's counsel in form and substance satisfactory to the Collateral Trustee addressing such matters as the Collateral Trustee and the Requisite Holders shall reasonably designate and such other opinions as are required under the Indenture and any additional opinions as are customary for transactions of a similar nature;

                    (ii) Deliver lien search reports of filings in the applicable jurisdictions reflecting Uniform Commercial Code filings, tax liens and judgments on file with respect to such Restricted Subsidiary;

                    (iii) Deliver instruments, stock certificates and duly executed stock powers in blank with respect to Collateral consisting of capital stock;

                    (iv) Take such actions, deliver such control agreements, notices or acknowledgments, cause to be marked the applicable books and records and take such other action as may be reasonably required by the Collateral Trustee to perfect the Lien under the Security Documents with respect to Collateral of such Restricted Subsidiary; and

                    (v) Execute such other collateral documents, instruments and agreements as shall be reasonably requested by the Collateral Trustee, in each case, in form and substance satisfactory to the Collateral Trustee and the Requisite Holders, in order to effectuate the intent of the provisions of this Section 2.3.
                                               -----------

          Section 2.4.  Powers of Attorney.
                        ------------------

          The Grantors hereby irrevocably constitute and appoint the Collateral Trustee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Grantors or any of them or the name of such attorney-in-fact, from time to time in the Collateral Trustee's discretion subject to the terms and provisions of the Security Documents, for the purpose of signing documents and taking other action to perfect, preserve and protect the Liens and security interests of the Collateral Trustee in the Collateral. This power of attorney is a power coupled with an interest, shall be irrevocable and shall not be subject to the occurrence of any Actionable Default.

                                  ARTICLE III
                         ACTIONABLE DEFAULTS; REMEDIES

          Section 3.1.  Actionable Default.
                        ------------------

               (a) Upon receipt of a Notice of Actionable Default, the Collateral Trustee shall, within five (5) Business Days thereafter, notify each Holder and the Company in the manner provided in Section 8.2 that an
                                                           -----------
     Actionable Default exists. Upon receipt of any written directions pursuant to Section 3.6(a), the Collateral Trustee shall, within five (5) Business
        --------------
     Days thereafter, send a copy thereof to each Holder.

               (b) The party or parties giving a Notice of Actionable Default (or successors in interest thereto) shall be entitled to withdraw it by delivering written notice of withdrawal to the Collateral Trustee (i) before the Collateral Trustee takes any action to exercise any remedy with respect to the Collateral, or (ii) thereafter, if (A) the Company otherwise indemnifies the Holders (in a manner satisfactory to the Holders in their reasonable discretion) with respect to all costs and expenses incurred by the Holders in connection with reversing all actions the Collateral Trustee has taken to exercise any remedy or remedies with respect to the Collateral, and (B) the Requisite Holders shall have consented in writing to such reversal. The Collateral Trustee shall immediately notify the Company as to the receipt and contents of any such notice of withdrawal and shall promptly notify each Holder, in the manner provided in Section 8.2,
                                                                  -----------
     of the withdrawal of any Notice of Actionable Default. A party giving a Notice of Actionable Default shall be deemed to have delivered a written notice of withdrawal as provided in the first sentence of this Section 3.1(b) upon the Collateral Trustee's
                                --------------
     receipt of confirmation in writing from such party that the Secured Debt owing to it has been Satisfied.

               (c) To the extent that any Notice of Actionable Default shall give rise to any of the rights and remedies provided in this Article III
                                                                  -----------
     and the rights and remedies provided in any of the Security Documents or shall prohibit the Company or any Grantor from taking certain actions as specified herein, such rights and remedies shall be suspended, and any exercise thereof by the Collateral Trustee shall cease, and such prohibitions on the Company and the Grantors shall not remain in effect, upon the withdrawal of such Notice of Actionable Default pursuant to the terms and provisions of Section 3.1(b), provided, that such rights and
                             --------------  --------
     remedies, and such prohibitions, shall be reinstated upon the giving of any later Notice of Actionable Default.

          Section 3.2.  Remedies.
                        --------

               (a) If and only if the Collateral Trustee shall have received a Notice of Actionable Default and during such time as such Notice of Actionable Default shall not have been withdrawn in accordance with the provisions of Section 3.1(b) hereof, the Collateral Trustee may, and upon
                   --------------
     the written direction of the Requisite Holders shall, exercise the rights and remedies provided in this Article III and the rights and remedies
                                   -----------
     provided in any of the Security Documents.

               (b) The Grantors hereby waive presentment, demand, protest or any notice (to the extent permitted by applicable law and except as otherwise expressly provided in this Agreement or the Debt Instruments) of any kind in connection with this Agreement, any Collateral or any Security Document.

               (c) Each of the Grantors hereby irrevocably constitutes and appoints the Collateral Trustee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Grantors, or any of them, or in its own name, from time to time, upon the occurrence and during the continuance of any Actionable Default, in the Collateral Trustee's discretion, for the purpose of carrying out the terms of this Agreement and any of the Security Documents, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes hereof and thereof and, without limiting the generality of the foregoing, hereby gives the Collateral Trustee the power and right on behalf of the Grantors, or any of them, without notice to or assent by any of the Grantors, to the extent permitted by applicable law and the Security Documents, to do the following:

                    (i) to ask for, demand, sue for, collect, recover, compromise, receive and give acquittance and receipt for any and all moneys due or to become due under or with respect to any of the Collateral,

                    (ii) to receive, take, endorse, assign, collect and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and nonnegotiable instruments, documents and chattel paper taken or received by the Collateral Trustee in connection with this Agreement or any of the Security Documents,

                    (iii) to commence, file, prosecute, defend, settle, compromise or adjust any claim, suit, action or proceeding with respect to the Collateral,

                    (iv) to sell, transfer, assign or otherwise deal in or with the Collateral or any part thereof pursuant to the terms and conditions of this Agreement and the Security Documents,

                    (v) to perform the affirmative obligations of any Grantor hereunder or under any Security Document, and

                    (vi) to do, at is option and at the expense and for the account of any or all of the Grantors, at any time or from time to time, all acts and things which the Collateral Trustee deems reasonably necessary, or which the Collateral Trustee is instructed in writing to do, to protect or preserve the Collateral or the Trust Estate and to realize upon the Collateral.

     Each Grantor acknowledges, consents and agrees that the powers of attorney granted pursuant to Section 2.4 and this Section 3.2 are irrevocable and
                         -----------          -----------
     coupled with an interest.

          Section 3.3.  Right to Initiate Judicial Proceedings, etc.
                        --------------------------------------------

          If and only if the Collateral Trustee shall have received a Notice of Actionable Default and during such time as such Notice of Actionable Default shall not have been withdrawn in accordance with the provisions of Section
                                                                   -------
3.1(b) hereof, (a) the Collateral Trustee shall have the right and power to
------
institute and maintain such suits and proceedings as it may deem appropriate (or as it may be instructed) to protect and enforce the rights vested in it by this Agreement and the Security Documents, and (b) the Collateral Trustee may, either after entry or without entry, proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Collateral or any portion thereof and to sell all or, from time to time, any of the Trust Estate under the judgment or decree of a court of competent jurisdiction.

          Section 3.4.  Appointment of a Receiver.
                        -------------------------

          If a receiver of the Trust Estate shall be appointed in judicial proceedings, Wilmington Trust Company may be appointed as such receiver. Notwithstanding the appointment of a receiver, the Collateral Trustee shall, to the extent permitted by law, be entitled to retain possession and control of all cash held by or deposited with it or its agents or co-Collateral Trustees pursuant to any provision of this Agreement or any Security Document.

          Section 3.5.  Exercise of Powers.
                        ------------------

          All of the powers, remedies and rights of the Collateral Trustee as set forth in this

Agreement may be exercised by the Collateral Trustee in respect of any Security Document as though set forth at length therein and all the powers, remedies and rights of the Collateral Trustee set forth in any Security Document may be exercised from time to time as herein and therein provided.

          Section 3.6.  Control by the Requisite Holders.
                        --------------------------------

               (a)  Subject to Section 3.6(b), if the Collateral Trustee shall
                               --------------
     have received a Notice of Actionable Default and during the period from such receipt until such Notice of Actionable Default is withdrawn in accordance with the provisions of Section 3.1(b), the Requisite Holders
                                       --------------
     shall have the right, by an instrument in writing executed and delivered to the Collateral Trustee, to direct the Collateral Trustee to exercise, or to refrain from exercising, any right, remedy, trust or power available to or conferred upon the Collateral Trustee hereunder, and in connection therewith, to direct the time, method and place of conducting any proceeding for any right or remedy available to the Collateral Trustee, or of exercising any trust or power conferred on the Collateral Trustee, or for the appointment of a receiver, or for the taking of any other action authorized by this Article III, provided that the Collateral Trustee shall
                        -----------
     have received adequate security or indemnity as provided in Section 6.4(d).
                                                                 --------------

               (b) The Collateral Trustee shall not be obligated to follow any written directions received pursuant to Section 3.6(a) or Section 2.2 to
                                             --------------    -----------
     the extent the Collateral Trustee has received a written opinion of counsel to the Collateral Trustee reasonably satisfactory to the Requisite Holders to the effect that such written directions are in conflict with any provisions of law or this Agreement provided, however, under no
                                         --------  -------
     circumstances shall the Collateral Trustee be liable for following the written instructions of the Requisite Holders.

               (c)  Nothing in this Section 3.6 shall impair the right of the
                                    -----------
     Collateral Trustee in its discretion to take or omit to take any action which is deemed proper by the Collateral Trustee and which is not inconsistent with any direction of the Requisite Holders; provided,
                                                               --------
     however, the Collateral Trustee shall not be under any obligation, as a
     -------
     result of this Section 3.6, to take any action which is discretionary with
                    -----------
     the Collateral Trustee under the provisions hereof or under any Security Document unless so directed by the Requisite Holders.

          Section 3.7.  Remedies Not Exclusive.
                        ----------------------

               (a) No remedy conferred upon or reserved to the Collateral Trustee herein or in the Security Documents is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or in any of the Security Documents or now or hereafter existing at law or in equity or by statute.

               (b) No delay or omission by the Collateral Trustee in the exercise of any right, remedy or power accruing upon any Actionable Default shall impair any such right, remedy or power or shall be construed to be a waiver of any such Actionable Default or an acquiescence therein; and every right, power and remedy given by this Agreement or any Security Documents to the Collateral Trustee may be exercised from time to time and as often as may be deemed expedient by the Collateral Trustee.

               (c) In case the Collateral Trustee shall have proceeded to enforce any right, remedy or power under this Agreement or any Security Document and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Trustee, then, and in every such case, subject to any effect of or determination in such proceeding, (i) the Grantors, the Collateral Trustee and the Holders shall severally and respectively be restored to their former positions and rights hereunder and under such Security Document with respect to the Trust Estate and in all other respects, and (ii) thereafter all rights, remedies and powers of the Collateral Trustee shall continue in all other respects as though to such proceeding had been taken.

               (d) All rights of action and rights to assert claims upon or under this Agreement and the Security Documents may be enforced by the Collateral Trustee without the possession of any Debt Instrument or the production thereof in any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Collateral Trustee shall be brought in its name as Collateral Trustee and any recovery of judgment shall be held as part of the Trust Estate.

          Section 3.8.  Waiver of Certain Rights.
                        ------------------------

          The Grantors, to the extent they may lawfully do so, on behalf of themselves and all who may claim through or under them, including, without limitation, any and all subsequent creditors, vendees, assignees and lienors, expressly waive and release any, every and all rights to demand or to have any marshaling of the Trust Estate upon any sale, whether made under any power of sale granted under the Security Documents, pursuant to judicial proceedings, or upon any foreclosure or any enforcement of this Agreement or the Security Documents, and consent and agree that the Trust Estate may at any such sale be offered and sold as an entirety or in part.

          Section 3.9.  Limitation on Collateral Trustee's Duties in Respect of
                        -------------------------------------------------------
Collateral.
----------

          Other than the Collateral Trustee's duties expressly set forth in this Agreement and the Security Documents as to the custody of moneys, securities and instruments received by the Collateral Trustee hereunder and the accounting to the Grantors and the Holders therefor, the Collateral Trustee shall have no duty to the Grantors or the Holders with respect to any Collateral in its possession or control or in the possession or control of its agent or nominee, any income thereon, or the preservation of rights against prior parties or any other right pertaining thereto.

          Section 3.10. Limitation by Law.
                        -----------------

          All the provisions of this Article III are intended to be subject to
                                     -----------
all applicable mandatory provisions of law which may be controlling in the premises and to be limited to the extent necessary so that they will not render this Agreement invalid or unenforceable in whole or in part.

          Section 3.11.  Absolute Rights of Holders.
                         --------------------------

          Notwithstanding any other provision of this Agreement or any provision of any Security Document, but subject in all cases to the rights of the Requisite Holders under Section 3.6 hereof, neither the right of each Holder,
                        -----------
which is absolute and unconditional, to receive payments of the Secured Debt held by such Holder on or after the due date thereof as therein expressed, to institute suit for the enforcement of such payment on or after such date, or to assert its position and views as a secured creditor in, and to otherwise exercise any right (other than the right to enforce any Lien on the Collateral, which shall in all circumstances be exercisable only by the Collateral Trustee at the direction of the Requisite Holders, or the right to release Collateral in accordance with Article VII) it may have in connection with, a case under the
                -----------
Bankruptcy Code in which any of the Grantors is a debtor, nor the obligation of any of the Grantors, which is also absolute and unconditional, to pay the Secured Debt owing by the Company, to each Holder at the time and place expressed in the Debt Instruments, shall be impaired or affected without the consent of such Holder.

          Section 3.12.  Priority of Security; No Challenge.
                         ----------------------------------

          Notwithstanding (a) the date, manner or order of perfection of the security interests and Liens, and whether or not such security interests and Liens are perfected (but subject to the last sentence of this Section 3.12), (b)
                                                              ------------
the provisions of the Uniform Commercial Code or any other applicable law, (c) the provisions of any contract (other than this Agreement) in effect between any of the Holders, on the one hand, and, on the other hand, any one or more of the Grantors and (d) whether any of the Holders or any agent or bailee thereof holds possession or has control of all or any part of the Collateral, this Agreement and the Security Documents are intended to secure the Secured Debt according to the priorities set forth in Section 4.4 and shall be construed and enforced to
                            -----------
give effect to such intention. Notwithstanding the foregoing, the priorities provided for herein with respect to the Secured Debt of any Holder being secured by the Collateral are applicable only to the extent that such Secured Debt is enforceable and has not been avoided; if any Secured Debt of any Holder is judicially determined to be unenforceable or is judicially avoided, the priorities provided for herein shall not be available to such Secured Debt to the extent it is avoided or determined to be unenforceable. Each party hereto covenants and agrees for the benefit of each other party hereto that it shall not challenge, attack or seek to avoid any Secured Debt or any security interest or Lien securing such Secured Debt in accordance with the Security Documents.

                                  ARTICLE IV
                   COLLATERAL ACCOUNT; APPLICATION OF MONEYS

          Section 4.1.  The Collateral Account.
                        ----------------------

          Until the trusts created by this Agreement shall have terminated, there shall be maintained with the Collateral Trustee an account which shall be entitled the "Collateral

Account" (herein called the "Collateral Account"). The Collateral Account shall be established and maintained by the Collateral Trustee at the principal office of the Collateral Trustee at which the corporate trust activities of the Collateral Trustee are administered. After a Notice of Actionable Default has been received by the Collateral Trustee and prior to its withdrawal, the Requisite Holders may give a notice to the Grantors (with a copy to the Collateral Trustee) directing the Grantors to pay, or cause to be paid, all monies, checks, notes, drafts or any other payment relating to, or proceeds of, Grantors' accounts, general intangibles or other property constituting Collateral (until such time as such Notice of Actionable Default is withdrawn) directly to the Collateral Trustee for deposit into the Collateral Account. All moneys which are received by the Collateral Trustee with respect to the Collateral after the Collateral Trustee shall have received a Notice of Actionable Default which shall not have been withdrawn in accordance with the terms of Section 3.1(b) hereof shall be deposited in the Collateral Account and
         --------------
thereafter shall be held, applied and/or disbursed by the Collateral Trustee in accordance with the terms of this Agreement. All moneys, if any, received by the Collateral Trustee with respect to all or any part of the Collateral either
                                                                         ------
(i) prior to Collateral Trustee's receipt of a Notice of Actionable Default, or
(ii) after the withdrawal of all pending Notices of Actionable Default in accordance with the terms of Section 3.1(b) hereof and prior to Collateral
                             --------------
Trustee's receipt of any additional Notice of Actionable Default, shall promptly be delivered to the Company, the Grantors or any other Person entitled thereto at such Person's instruction. All moneys received by the Collateral Trustee with respect to all or any part of the Collateral between the receipt by the Collateral Trustee of any Notice of Actionable Default and the withdrawal of all pending Notices of Actionable Default in accordance with the terms of Section
                                                                      -------
3.1(b) hereof shall, to the extent not distributed pursuant to the terms of
------
Section 4.4, promptly be delivered to the Company or any other Person entitled
-----------
thereto at such Person's instruction following the withdrawal of all pending Notices of Actionable Default in accordance with Section 3.1(b).
                                                 --------------

          Section 4.2.  Grant of Security Interest; Control of Collateral
                        -------------------------------------------------
                        Account.
                        -------

                 (a) To secure the prompt and complete payment, when due, of the Secured Debt and all amounts owing to the Holders hereunder and under the Security Documents, and the performance by the Grantors of their respective covenants and obligations to be performed by them pursuant to the Debt Instruments, this Agreement and the Security Documents, the Grantors hereby assign and pledge to the Collateral Trustee and grant to the Collateral Trustee a security interest in all of the right, title and interest of the Grantors, or any of them, in and to the following, whether presently existing or hereafter arising or acquired (the "Trust Agreement Collateral"): the Collateral Account, and solely to the extent the same are included in the Collateral Account in accordance with this Agreement and the other Security Documents, all cash, investment property , certificates and instruments, if any, from time to time representing the Collateral Account; investments from time to time made pursuant to Section 4.3; notes,
                                                             -----------
     certificates of deposit and other instruments from time to time hereafter delivered to or otherwise possessed by the Collateral Trustee in substitution for, or in addition to, any or all of the then existing Trust Agreement Collateral; all interest, cash, instruments and other investment property from time to time received in respect of or in exchange for any or all of the then existing Trust Agreement Collateral so long as they are required to be deposited in the Collateral Account; and to the extent not covered above, all Proceeds of any and all collections, earnings and accruals with respect to any or all of the foregoing (whether the same are acquired before or after the commencement of a case under the Bankruptcy Code by or against any of the Grantors as a debtor).

               (b) All right, title and interest in and to the Collateral Account shall vest in the Collateral Trustee, and funds on deposit in the Collateral Account and other Trust Agreement Collateral shall constitute part of the Trust Estate. The Collateral Account shall be subject to the exclusive dominion and control of the Collateral Trustee.

          Section 4.3.  Investment of Funds Deposited in Collateral Account.
                        ---------------------------------------------------

          The Collateral Trustee shall invest and reinvest moneys on deposit in the Collateral Account at any time in Government Securities; provided, however,
                                                             --------  -------
that in order to provide the Collateral Trustee, for the benefit of the Holders, with a perfected, first priority security interest therein, each such investment shall be either (a) evidenced, or deemed under applicable federal regulations to be evidenced, by negotiable certificates or instruments or nonnegotiable certificates or instruments issued in the name of the Collateral Trustee, which (together with any appropriate instruments of transfer) are delivered to, and held by, the Collateral Trustee or an agent thereof (which shall not be any of the Grantors or any of their respective Affiliates); or (b) in book-entry form and in which (in the opinion of counsel to the Collateral Trustee) the Collateral Trustee shall have a perfected first priority ownership or security interest which under applicable law shall not be subject to any other ownership or security interest. All such investments and the interest and income received thereon and therefrom and the net proceeds realized on the sale thereof shall be held in the Collateral Account as part of the Trust Estate.

          Section 4.4.   Application of Moneys.
                         ---------------------

                 (a)     Subject to Section 4.1, all moneys held by the
                                    -----------
     Collateral Trustee in the Collateral Account shall, to the extent available for distribution, be distributed by the Collateral Trustee on the first and each succeeding Distribution Date as follows:

                         FIRST: To the Collateral Trustee in an amount equal to the Collateral Trustee's Fees which are unpaid as of such Distribution Date, and to any Holder which has theretofore advanced or paid any such Collateral Trustee's Fees in an amount equal to the amount thereof so advanced or paid by such Holder prior to such Distribution Date; provided, however, that nothing herein is intended to relieve
                --------  -------
          any of the Grantors of their respective obligations to pay such costs, fees, expenses and liabilities from funds outside of the Collateral Account;

                         SECOND: To the Holders of Company Note Obligations in an amount equal to the unpaid Company Note Obligations which are then due and payable and to secure unpaid Company Note Obligations which are not yet due and payable as provided in Section 4.4(b); provided,
                                                     --------------  --------
          if such moneys shall be insufficient to pay and/or secure in full such amounts, then to the payment and/or security thereof ratably (without priority of any one over any other, except in accordance with applicable subordination provisions, if any, contained in the Debt Instruments) in proportion to the unpaid amounts thereof on the relevant Distribution Date;

                         THIRD: To the Holders of Holdings Note Obligations in an amount equal to the unpaid Holdings Note Obligations which are then due and payable and to secure unpaid Holdings Note Obligations which are not yet due and payable as provided in Section 4.4(b); provided,
                                                     --------------  --------
          if such moneys shall be insufficient to pay and/or secure in full such amounts, then to the payment and/or security thereof ratably (without priority of any one over any other, except in accordance with applicable subordination provisions, if any, contained in the Debt Instruments) in proportion to the unpaid amounts thereof on the relevant Distribution Date; and

                         FOURTH: Any surplus then remaining shall be paid to the Grantors or their respective successors or assigns, or to whomever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct, provided, however, that if any
                                             --------  -------
          Holder shall have notified the Collateral Trustee in writing that a claim is pending for which such Holder is entitled to the benefits of an indemnification, reimbursement or similar provision under which amounts are not yet due but with respect to which any of the Grantors continue to be contingently liable, and amounts payable by such Grantor with respect thereto are secured by the Trust Estate, the Collateral Trustee shall continue to hold the amount specified in such notice in the Collateral Account until such Grantor's liability with respect thereto is discharged or released to the satisfaction of such Holder.

                    (b) In the event any of the Secured Debt consisting of principal is not due and payable on any Distribution Date, the Grantors shall be deemed for purposes of the distribution made on such Distribution Date to have an obligation to provide cash collateral in the amount of such principal, and the amount distributed with respect to such obligation to provide cash collateral shall be held by the Indenture Trustee (if with respect to the Company Note Obligations) or the Collateral Trustee (if with respect to the Holdings Note Obligations), subject to the provisions of this Section 4.4(b)), as cash collateral for such Secured Debt. Amounts
          --------------
     held by the Indenture Trustee or the Collateral Trustee as cash collateral under this Section 4.4(b) shall be invested in investments of the kinds
                --------------
     referred to in Section 4.3(a) or 4.3(b) having maturities of ninety (90)
                    --------------    ------
     days or less, and interest earned on such investments shall be (i) first, applied to interest accruing on the Secured Debt with respect to which such cash collateral is held and (ii) second, deposited in the Collateral Account. The amount of any Secured Debt secured by such cash collateral shall be reduced by the amount of such cash collateral for purposes of calculating the amount of subsequent distributions under Section 4.4(a).
                                                              --------------
     When any Secured Debt secured by cash collateral as provided above becomes due and payable, the amount due and payable shall be paid out of such cash collateral, up to but not in excess of the percentage of the principal amount of other Secured Debt theretofore paid out of distributions from the Collateral Account. The balance of such cash collateral, if any, shall be deposited in the Collateral Account.

                                   ARTICLE V
                      AGREEMENTS WITH COLLATERAL TRUSTEE

          Section 5.1.  Delivery of Debt Instruments.
                        ----------------------------

          On the date of this Agreement the Grantors will deliver to the Collateral Trustee true and correct copies of the Debt Instruments and the Security Documents. The Grantors agree that, promptly upon the execution thereof, the Grantors will deliver to the Collateral Trustee a true and complete copy of any and all other Debt Instruments, Security Documents and all amendments, restatements, modifications or supplements to any Debt Instrument or any Security Documents entered into by the Grantors subsequent to the date of this Agreement.

          Section 5.2.  Information as to Holders.
                        -------------------------

          The Company agrees that it shall deliver to the Collateral Trustee, on the date of this Agreement, a list setting forth, by each Debt Instrument, (i) the aggregate principal amount outstanding thereunder, (ii) to the extent known to the Company, the names of the Holders of such Secured Debt, the unpaid principal amount thereof owing to each Holder thereof and whether any amount of such Secured Debt outstanding is subordinated to any extent to any of the other Secured Debt and (iii) with respect to the Company Note Obligations, the name of the Indenture Trustee and the Indenture Paying Agent and whether any amount of Company Note Obligations outstanding is subordinated to any extent to any of the other Secured Debt. The Company agrees, from time to time, to furnish the Collateral Trustee with any information necessary to update the foregoing list. The Company will furnish to the Collateral Trustee on the date of this Agreement a list setting forth the name and address of each party to whom notices must be sent under the Debt Instruments, and the Company agrees to furnish promptly to the Collateral Trustee any changes or additions to such list.

          Section 5.3.  Compensation and Expenses.
                        -------------------------

          The Grantors jointly and severally agree to pay to the Collateral Trustee the Collateral Trustee's customary and reasonable fees as set forth in a separate fee agreement between the Grantors and the Collateral Trustee (which fees and expenses may be prospectively adjusted on not less than 90 days prior written notice to Grantor) as compensation for the Collateral Trustee's services hereunder and under the Security Documents and for administering the Trust Estate, and from time to time upon demand, all of the fees, costs and expenses of the Collateral Trustee (including, without limitation, the reasonable fees and disbursements of its counsel and such special counsel, accountants or other experts as the Collateral Trustee elects to retain) (a) arising in connection with the preparation, execution, delivery, modification, restatement, amendment or termination of this Agreement and each Security Document or the enforcement (whether in the context of a civil action, adversary proceeding, workout or otherwise) of any of the provisions hereof or thereof, (b) failure by any Grantor to perform or observe any of the provisions of this Agreement or any Security Document or (c) incurred or required to be advanced in connection with the administration of the Trust Estate, the sale or other disposition or the custody, preservation, use or operation of, or protection of Collateral pursuant to any Security Document and the exercise or enforcement of the Collateral Trustee's rights under this Agreement and in and to the Collateral and the Trust Estate. As security for such payment, the Collateral Trustee shall have a Lien prior to the Secured Debt upon all Collateral and other property and funds properly held or collected by the Collateral Trustee as part of the Trust Estate in accordance with this Agreement and the other Security Documents.

          Section 5.4.  Stamp and Other Similar Taxes.
                        -----------------------------

          The Grantors jointly and severally agree to indemnify and hold harmless the Collateral Trustee and each Holder from, and shall reimburse the Collateral Trustee and each Holder for, any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with this Agreement, any Security Document, the Trust Estate, or the attachment or perfection of the security interest granted to the Collateral Trustee in any Collateral. The obligations of the Grantors under this Section
                                                                       -------
5.4 shall survive the termination of the other provisions of this Agreement.
---

          Section 5.5.  Filing Fees, Excise Taxes, etc.
                        -------------------------------

          The Grantors jointly and severally agree to pay or to reimburse the Collateral Trustee for any and all amounts in respect of all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts which may be payable or determined to be payable in respect of the execution, delivery, performance and enforcement of this Agreement and each Security Document and agree to save the Collateral Trustee harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees. The obligations of the Grantors under this
Section 5.5 shall survive the termination of the other provisions of this
-----------
Agreement.

          Section 5.6.   Indemnification.
                         ---------------

                 (a) The Grantors jointly and severally agree to pay, indemnify and hold the Trust Company and the Collateral Trustee and each of its officers, directors, employees, attorneys and agents harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, claims, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the Security Documents, the Collateral or the Trust Estate, unless arising from the gross negligence or willful misconduct of such of the Trust Company or the Collateral Trustee or the officers, directors, employees, attorneys or agents that are seeking indemnification as found in a final judgment by a court of competent jurisdiction. As security for such payment, the Collateral Trustee shall have a Lien prior to the Secured Debt upon all Collateral and other property and funds properly held or collected by the Collateral Trustee as part of the Trust Estate in accordance with this Agreement and the other Security Documents.

                 (b) In any suit, proceeding or action brought by the Collateral Trustee under or with respect to the Collateral for any sum owing thereunder, or to enforce any provisions thereof, or of any of the Security Documents or this Agreement, the Grantors jointly and severally agree to save, indemnify and keep the Collateral Trustee and the Holders harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by any of the Grantors of any of their respective obligations hereunder or thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from the Grantors, and all such obligations of the Grantors shall be and remain enforceable against and only against the Grantors and shall not be enforceable against the Collateral Trustee or any Holder.

                 (c)     The agreements in this Section 5.6 shall survive the
                                                -----------
     termination of the other provisions of this Agreement and the resignation or removal of the Collateral Trustee.

          Section 5.7.   Further Assurances.
                         ------------------

          At any time and from time to time, upon the written request of the Collateral Trustee, and at the expense of the applicable Grantor, each Grantor will promptly execute and deliver any and all such further instruments and documents and take such further action as the Collateral Trustee may request pursuant to any Security Document or which the Collateral Trustee may otherwise reasonably deem or be advised by counsel is necessary or desirable in obtaining the full benefits of this Agreement and the Security Documents and of the rights and powers herein and therein granted, including, without limitation, the filing of any financing or continuation statements or other instruments, or the delivery of Collateral, to perfect and establish the first-priority nature of the Liens and security interests granted thereby. The Grantors shall, not later than thirty (30) days after the Requisite Holders' or the Collateral Trustee's request therefor, deliver to the Collateral Trustee an opinion of independent counsel, addressed to the Collateral Trustee for the benefit of the Holders, concerning the continued perfection and priority of the Liens and security interests created by the Security Documents (excluding, however, those Liens and security interests which, in accordance with the terms of this Agreement and the Security Documents, have been released); provided, however, that the Collateral
                                         --------  -------
Trustee shall have no obligation to request such opinion from any of the Grantors and such opinion need not be provided by Grantor more frequently than annually prior to the occurrence and during the continuance of an Actionable Default. The Grantors shall, in all of their published financial statements customarily prepared with footnotes or filed with the Securities and Exchange Commission, indicate by footnote or otherwise that the Secured Debt is secured pursuant to this Agreement and the Security Documents.

                                  ARTICLE VI
                            THE COLLATERAL TRUSTEE

          Section 6.1.   Acceptance of Trust.
                         -------------------

          The Collateral Trustee, for itself and its successors, hereby accepts the trusts created by this Agreement upon the terms and conditions hereof, including those contained in this Article VI.
                  ----------

          Section 6.2.   Exculpatory Provisions.
                         ----------------------

                 (a) The Collateral Trustee shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained herein or in the Security Documents, except for those made by the Collateral Trustee. The Collateral Trustee makes no representations as to the value or condition of the Trust Estate or any part thereof, or as to the title of any Grantor thereto or as to the security afforded by the Security Documents or this Agreement or as to the validity, execution, enforceability, legality or sufficiency of this Agreement, any Security Document or of the Secured Debt secured hereby and thereby, and the Collateral Trustee shall incur no liability or responsibility in respect of any such matters, except that the Trust Company represents and warrants in its individual capacity that:

                         (i) the Trust Company is a Delaware banking corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, holding a valid certificate to do business as a Delaware banking corporation with banking authority to execute and deliver, and perform its obligations, under this Agreement and each other Security Document to which it is a party;

                         (ii) the Trust Company has taken, or caused to be taken, all necessary corporate action (including, without limitation, the obtaining of any consent or approval of stockholders required by law or by its Certificate of Incorporation or By-Laws) to authorize the execution and delivery by the Collateral Trustee or the Trust Company, as the case may be, of this Agreement and each other Security Document to which it is a party;

                         (iii) the execution and delivery by the Collateral Trustee or the Trust Company, as the case may be, of this Agreement and the Security Documents to which it is a party, the performance by the Collateral Trustee or the Trust Company, as the case may be, of its obligations hereunder and thereunder and the consummation on the Issuance Date of the transactions contemplated hereby and thereby do not and will not (a) violate or contravene any provision of the Certificate of Incorporation or By-Laws of the Trust Company, (b) violate or contravene any law of the State of Delaware or any United States federal law relating to the banking or trust powers of the Trust Company, or (c) violate, contravene or constitute any default under, or result in the creation of any Lien (other than the Lien of the Indenture) upon any property of the Trust Company or any of its subsidiaries under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, lease, loan or other agreement, instrument or document to which the Trust Company is a party or by which the Trust Company or any of its properties is or may be bound or affected;

                         (iv) the execution and delivery by the Collateral Trustee or the Trust Company, as the case may be, of this Agreement and the Security Documents, the performance by the Collateral Trustee or the Trust Company, as the case may be, of its obligations hereunder and thereunder and the consummation on the Issuance Date by the Collateral Trustee or the Trust Company, as the case may be, of the transactions contemplated hereby and thereby do not and will not require the consent, approval, or authorization of, or the giving of notice to, or the registration with, or the recording or filing of any documents with, or the taking of any other action in respect of, (a) any trustee or other holder of any debt of the Trust Company or (b) any federal Governmental Authority governing the banking or trust powers of the Trust Company or any Governmental Authority of the State of Delaware;

                         (v) this Agreement has been duly executed and delivered by a duly authorized officer of the Trust Company and, based on the opinion of its counsel, constitutes the legal, valid and binding obligation of the Trust Company, enforceable against it in accordance with its terms and each other Security Document to which the Collateral Trustee is a party has been duly executed and delivered by a duly authorized officer of the Collateral Trustee and constitutes the legal, valid and binding obligation of the Collateral Trustee, enforceable against it in accordance with its terms (assuming the due authorization, execution and delivery of each of the Security Documents by each of the parties thereto other than the Collateral Trustee and that such other Security Documents constitute legal, valid and binding obligations of each of the parties thereto other than the Collateral Trustee);

                         (vi) there are no pending or, to the knowledge of the Trust Company, threatened actions or proceedings against the Collateral Trustee or the Trust Company before any court, administrative agency or tribunal which, if determined adversely to the Collateral Trustee or the Trust Company, as the case may be, would materially adversely affect the ability of the Collateral Trustee or the Trust Company, as the case may be, to perform its obligations under any of this Agreement or under any Security Document.

                    (b) The Collateral Trustee shall not be responsible for insuring the Trust Estate or for the payment of taxes, charges, assessments or Liens upon the Trust Estate or otherwise as to the maintenance of the Trust Estate, except that in the event the Collateral Trustee enters into possession of a part or all of the Trust Estate, the Collateral Trustee shall use reasonable efforts to preserve the part in its possession.

                    (c) The Collateral Trustee shall not be required to ascertain or inquire as to the performance by any of the Grantors of any of the covenants or agreements contained herein, in any Security Document or in any Debt Instrument. Whenever it is necessary, or in the opinion of the Collateral Trustee advisable, for the Collateral Trustee to ascertain the amount of Secured Debt then held by a Holder, the Collateral Trustee may conclusively rely on a certificate of such Holder as to such amount.

                    (d) The Collateral Trustee shall not be personally liable for any acts, omissions, errors of judgment or mistakes of fact or law made, taken or omitted to be made or taken by it in accordance with this Agreement or any Security Document (including, without limitation, acts, omissions, errors or mistakes with respect to the Collateral), except for its own gross negligence or willful misconduct (or ordinary negligence in the handling of funds) or breach of any of its representations, warranties or covenants set forth herein or in the Security Documents. Without limiting the generality of the foregoing, the Collateral Trustee shall be under no obligation to take any steps necessary to preserve rights in the Collateral against any other parties but may do so at its option. The Collateral Trustee nevertheless agrees that it will, in its individual capacity and at its own cost and expense, promptly take such action as may be necessary duly to discharge all Liens on any part of the Collateral, or on any properties of the Company assigned, pledged or mortgaged as part of the Collateral, which result from claims against it in its individual capacity not related to the administration of the Collateral or any other transaction under this Agreement or any document included in the Collateral.

          Section 6.3.   Delegation of Duties.
                         --------------------

          The Collateral Trustee may execute any of the trusts or powers hereof and perform any duty hereunder either directly or by or through agents, nominees or attorneys-in-fact, which may include employees or officers of the Grantors. The Collateral Trustee shall be entitled to advice of counsel concerning all matters pertaining to such trusts, powers and duties. The Collateral Trustee shall not be responsible for the negligence or misconduct of any agents, nominees or attorneys-in-fact selected by it without gross negligence or willful misconduct, as found in a final judgment by a court of competent jurisdiction.

          Section 6.4.   Reliance by Collateral Trustee.
                         ------------------------------

                 (a) Whenever in the administration of the trusts of this Agreement the Collateral Trustee shall deem it necessary or desirable that a matter be proved or established with respect to any of the Grantors in connection with the taking, suffering or omitting of any action hereunder by the Collateral Trustee, such matter (unless other evidence in respect thereof is herein specifically prescribed) may be deemed to be conclusively provided or established by a certificate of an Authorized Officer of the Company delivered to the Collateral Trustee, and such certificate shall be full warranty to the Collateral Trustee for any action taken, suffered or omitted in reliance thereon; subject, however, to the provisions of Section
                                                                         -------
     6.5.
     ---

                 (b) The Collateral Trustee may consult with counsel reasonably satisfactory to it, accountants or other experts in connection with the fulfillment of its duties hereunder, and the Collateral Trustee shall be entitled to rely on the opinion of such counsel, accountants or other experts in connection with any action taken, omitted to be taken or suffered by Collateral Trustee in fulfilling its duties hereunder. The Collateral Trustee shall have the right at any time to seek instructions concerning the administration of the Trust Estate from the Holders or from any court of competent jurisdiction.

                 (c) The Collateral Trustee may rely, and shall be fully protected in relying, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document which it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties, provided, however, that for the purpose of
                              --------  -------
     identifying the Holders of Company Note Obligations and the amounts of Secured Debt held by them, the information provided by the Company to the Collateral Trustee pursuant to Section 5.2 must be confirmed in writing by
                                    -----------
     the Indenture Trustee. In the absence of its gross negligence or willful misconduct, as found in a final judgment by a court of competent jurisdiction, the Collateral Trustee may conclusively rely, except as provided above, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Collateral Trustees and conforming to the requirements of this Agreement or any Security Document.

                 (d) If the Collateral Trustee has been requested to take action pursuant to Section 2.2 or Section 3.6, the Collateral Trustee shall
                        -----------    -----------
     not be under any obligation to exercise any of the rights or powers vested in the Collateral Trustee by this Agreement or any Security Document unless the Collateral Trustee shall have been provided adequate security and indemnity against the costs, expenses and liabilities which may be incurred by it in compliance with such request or direction, including such reasonable advances as may be requested by the Collateral Trustee.

          Section 6.5.   Limitations on Duties of Collateral Trustee.
                         -------------------------------------------

                 (a) The Collateral Trustee shall be obliged to perform such duties and only such duties as are specifically set forth in this Agreement or in any Security Document, and no implied covenants or obligations shall be read into this Agreement or any Security Document against the Collateral Trustee. The Collateral Trustee shall, upon receipt of a Notice of Actionable Default and during such time as such Notice of Actionable Default shall not have been withdrawn in accordance with the provisions of
     Section 3.1(b), exercise the rights and powers vested in it by this
     --------------
     Agreement or by any Security Document, and the Collateral Trustee shall not be liable with respect to any action taken or omitted by it in accordance with the direction of the Requisite Holders pursuant to Section 3.6.
                                                             -----------

                 (b) Except as herein otherwise expressly provided, including, without limitation, upon the written request of the Requisite Holders pursuant to Section 3.6, the Collateral Trustee shall not be under
                         -----------
     any obligation to take any action which is discretionary with the Collateral Trustee under the provisions hereof or under any Security Document. The Collateral Trustee shall furnish to each Holder promptly upon receipt thereof a copy of each certificate or other paper furnished to the Collateral Trustee by any of the Grantors under or in respect of this Agreement, any Security Document or any of the Trust Estate, unless by the express terms of any Security Document a copy of the same is required to be furnished by some other Person directly to the Holders, or the Collateral Trustee shall have determined that the same has already been so furnished.

          Section 6.6.   Moneys To Be Held in Trust.
                         --------------------------

          All moneys received by the Collateral Trustee under or pursuant to any provision of this Agreement or any Security Document shall be held in trust for the purposes for which they were paid or are held.

          Section 6.7.  Resignation and Removal of the Collateral Trustee.
                        -------------------------------------------------

                 (a)     The Collateral Trustee may at any time, by giving sixty
     (60) days' prior written notice to the Company and the Holders, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon the appointment of a successor Collateral Trustee by the Requisite Holders and the acceptance of such appointment by such successor Collateral Trustee. The Collateral Trustee may be removed at any time and a successor Collateral Trustee appointed by the affirmative vote of the Requisite Holders; provided that the Collateral Trustee shall be
                               -------- ----
     entitled to its fees and expenses and indemnity in its capacity as Collateral Trustee through the date of removal. If no successor Collateral Trustee shall be appointed and approved within sixty (60) days from the date of the giving of the aforesaid notice of resignation or within sixty
     (60) days from the date of such removal, the Collateral Trustee, as applicable, shall, or any Holder may, apply to any court of competent jurisdiction to appoint a successor Collateral Trustee or Collateral Trustees to act until such time, if any, as a successor Collateral Trustee or Collateral Trustees shall have been appointed as above provided. Any successor Collateral Trustee or Collateral Trustees so appointed by such court shall immediately and without further act be superseded by any successor Collateral Trustee or Collateral Trustees approved by the Requisite Holders as above provided.

                 (b) If at any time the Collateral Trustee shall resign, be removed or otherwise become incapable of acting, or if at any time a vacancy shall occur in the office of the Collateral Trustee for any other cause, a successor Collateral Trustee or Collateral Trustees may be appointed by the Requisite Holders, and the powers, duties, authority and title of the predecessor Collateral Trustee or Collateral Trustees terminated and canceled without procuring the resignation of such predecessor Collateral Trustee or Collateral Trustees, and without any other formality (except as may be required by applicable law) than the appointment and designation of a successor Collateral Trustee or Collateral Trustees in writing, duly acknowledged, delivered to the predecessor Collateral Trustee or Collateral Trustees and the Company, and filed for record in each public office, if any, in which this Agreement is required to be filed.

                 (c)     The appointment and designation referred to in Section
                                                                        -------
     6.7(b) shall, after any required filing, be full evidence of the right and
     ------
     authority to make the same and all of the facts therein recited, and this Agreement shall vest in such successor Collateral Trustee or Collateral Trustees, without any further act, deed or conveyance, all of the estate and title of its predecessor or their predecessors, and upon any required filing for record the successor Collateral Trustee or Collateral Trustees shall become fully vested with all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessor or their predecessors; but such predecessor or predecessors shall, nevertheless, on the written request of the Requisite Holders, the Company, or any successor Collateral Trustee or Collateral Trustees, execute and deliver an instrument transferring to such successor or successors all the estates, properties, rights, powers, trusts, duties, authority and title of such predecessor or predecessors hereunder and shall deliver all securities, instruments and moneys held by it or them to such successor Collateral Trustee or Collateral Trustees. Should any deed, conveyance or other instrument in writing from any of the Grantors be required by any successor Collateral Trustee or Collateral Trustees for more fully and certainly vesting in such successor Collateral Trustee or Collateral Trustees the estates, properties, rights, powers, trusts, duties, authority and title vested or intended to be vested in the predecessor Collateral Trustee or Collateral Trustees, any and all such deeds, conveyances and other instruments in writing shall, on request of such successor Collateral Trustee or Collateral Trustees, be so executed, acknowledged and delivered.

                 (d) Any required filing for record of the instrument appointing a successor Collateral Trustee or Collateral Trustees as hereinabove provided shall be at the expense of the Company. The resignation of any Collateral Trustee or Collateral Trustees and the instrument or instruments removing any Collateral Trustee or Collateral Trustees, together with all other instruments, deeds and conveyances provided for in this Article VI shall, if required by law, be forthwith
                          ----------
     recorded, registered and filed by and at the expense of the Company, wherever this Agreement is recorded, registered and filed.

          Section 6.8.   Status of Successors to the Collateral Trustee.
                         ----------------------------------------------

          Every successor to Wilmington Trust Company (or any of its successors appointed pursuant to Section 6.7) and every corporation resulting from a merger
                      -----------
or consolidation pursuant to Section 6.9 shall be a bank or trust company in
                             -----------
good standing and having power so to act, incorporated under the laws of the United States or any State thereof or the District of Columbia, and having its principal corporate trust office within the forty-eight (48) contiguous States, and shall also have capital, surplus and undivided profits of not less than $100,000,000.

          Section 6.9.   Merger of the Collateral Trustee.
                         --------------------------------

          Any corporation into which the Collateral Trustee shall be merged, or with which it shall be consolidated, or any corporation resulting from any merger or consolidation to which the Collateral Trustee shall be a party, shall be the Collateral Trustee under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto.

          Section 6.10.  Additional Co-Collateral Trustees; Separate Collateral
                         ------------------------------------------------------
Trustees.
--------

                 (a) If at any time or times it shall be necessary or prudent in order to conform to any law of any jurisdiction in which any of the Collateral shall be located or deemed located, or the Collateral Trustee shall be advised by counsel, satisfactory to it, that it is necessary or prudent in the interest of the Holders, or the Requisite Holders shall in writing so request, or the Collateral Trustee shall deem it desirable for its own protection in the performance of its duties hereunder, the Collateral Trustee and the Grantors shall execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company, or one or more persons approved by the Collateral Trustee and the Grantors either to act as co-Collateral Trustee or co-Collateral Trustees of all or any of the Collateral, jointly with the Collateral Trustee originally named herein or any successor or successors, or to act as separate Collateral Trustee or Collateral Trustees of any such property. In the event the Grantors shall not have joined in the execution of such instruments and agreements within ten (10) days after the receipt of a written request from the Collateral Trustee so to do, or in case an Actionable Default shall have occurred and be continuing, the Collateral Trustee may act under the foregoing provisions of this Section 6.10 without
                                                            ------------
     the concurrence of the Grantors, and the Grantors hereby irrevocably appoint the Collateral Trustee as their agent and attorney to act for them under the foregoing provisions of this Section 6.10 in either of such
                                            ------------
     contingencies.

               (b) Every separate Collateral Trustee and every co-Collateral Trustee, other than any Collateral Trustee which may be appointed as successor to Wilmington Trust Company, shall, to the extent permitted by law, be appointed and act and be such, subject to the following provisions and conditions, namely:

                    (i) all rights, powers, duties and obligations conferred upon the Collateral Trustee in respect of the custody, control and management of moneys, papers, instruments or securities shall be exercised solely by Wilmington Trust Company, or its successors as Collateral Trustee hereunder;

                    (ii) all rights, powers, duties and obligations conferred or imposed upon the Collateral Trustee hereunder shall be conferred or imposed and exercised or performed by the Collateral Trustee and such separate Collateral Trustee or separate Collateral Trustees or co-Collateral Trustee or co-Collateral Trustees, jointly, as shall be provided in the instrument appointing such separate Collateral Trustee or separate Collateral Trustees or co-Collateral Trustee or co-Collateral Trustees, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Collateral Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate Collateral Trustee or separate Collateral Trustees or co-Collateral Trustee or co-Collateral Trustees;

                    (iii) no power given hereby to, or which it is provided hereby may be exercised by, any such co-Collateral Trustee or co-Collateral Trustees or separate Collateral Trustee or separate Collateral Trustees, shall be exercised hereunder by such co-Collateral Trustee or co-Collateral Trustees or separate Collateral Trustee or separate Collateral Trustees, except jointly with, or with the consent in writing of, the Collateral Trustee, anything herein contained to the contrary notwithstanding;

                    (iv) no Collateral Trustee hereunder shall be personally liable by reason of any act or omission of any other Collateral Trustee hereunder; and

                    (v) the Grantors and Collateral Trustee, at any time by an instrument in writing, executed by them jointly, may accept the resignation of or remove any such separate Collateral Trustee or co-Collateral Trustee, and in that case, by an instrument in writing executed by the Grantors and the Collateral Trustee jointly, may appoint a successor to such separate Collateral Trustee or co-Collateral Trustee, as the case may be, anything herein contained to the contrary notwithstanding. In the event that the Grantors shall not have joined in the execution of any instrument within ten (10) days after the receipt of a written request from the Collateral Trustee so to do, or in case an Actionable Default shall have occurred and be continuing, the Collateral Trustee shall have the power to accept the resignation of or remove any such separate Collateral Trustee or co-Collateral Trustee and to appoint a successor without the concurrence of the Grantors, the Grantors hereby irrevocably appointing the Collateral Trustee their agent and attorney to act for them in such connection in either of such contingencies.

In the event that the Collateral Trustee shall have appointed a separate Collateral Trustee or separate Collateral Trustees or co-Collateral Trustee or co-Collateral Trustees as above provided, it may at any time, by an instrument in writing, accept the resignation of or remove any such separate Collateral Trustee or co-Collateral Trustee, the successor to any such separate Collateral Trustee or co-Collateral Trustee to be appointed by the Grantors and the Collateral Trustee, or by the Collateral Trustee alone, as provided in this
Section 6.10.
------------

                                  ARTICLE VII
                             RELEASE OF COLLATERAL

          Section 7.1.   Conditions to Full Release.
                         --------------------------

          Subject to this Section 7.1, all the Collateral shall be released on
                          -----------
the earlier of:

                 (a) the date on which (i) all the Company Note Obligations and Holdings Note Obligations shall have been Satisfied, or in the case of such Secured Debt which shall then not be due and payable, secured to the satisfaction of the Holders thereof and (ii) all accrued and unpaid Collateral Trustee's Fees shall have been Satisfied; or

                 (b) the date on which (i) the Company shall have received written instructions from the Requisite Holders instructing the Company to direct the Collateral Trustee to release the Collateral, and (ii) all accrued and unpaid Collateral Trustee's Fees shall have been Satisfied.

          Section 7.2.   Procedure for Full Release.
                         --------------------------

          Upon the occurrence of the events specified in either Section 7.1(a)
                                                                --------------
or Section 7.1(b), the Company, on behalf of the Grantors, shall deliver a
   --------------
Discharge Notice to the

Collateral Trustee (with a copy thereof given to the Indenture Trustee, the Company Noteholders and the Holdings Noteholders). Upon receipt by the Collateral Trustee of a Discharge Notice certifying that events set forth in
Section 7.1(a) or Section 7.1(b) have occurred, the Collateral Trustee shall
--------------    --------------
request the Requisite Holders at such time to confirm in writing that each of the events described in Section 7.1(a)(i) or Section 7.1(b)(i) has occurred.
                        -----------------    -----------------

          Section 7.3.   Effective Time of Full Release.
                         ------------------------------

                 (a) The Collateral Trustee shall release the Collateral upon receipt by the Collateral Trustee of (i) a Discharge Notice and (ii) the written confirmation from the Requisite Holders as specified in Section
                                                                         -------
     7.2.  The Collateral Trustee shall promptly notify the Company, the
     ---
     Indenture Trustee, the Company Noteholders and the Holdings Noteholders, in the manner specified in Section 8.2, when the release of the Collateral is
                             -----------
     effective.

                 (b) When the release of the Collateral is effective, all right, title and interest of the Collateral Trustee in, to and under the Trust Estate, the Collateral and the Security Documents shall terminate and shall revert to the Grantors or their respective successors and assigns, and the estate, right, title and interest of the Collateral Trustee therein shall thereupon cease, terminate and become void. In such case, the Grantors shall deliver to the Collateral Trustee one or more instruments of discharge, satisfaction and release in form reasonably satisfactory to the Collateral Trustee, and, upon the written request of the Company or its successors or assigns, and at the cost and expense of the Company or its successors or assigns, the Collateral Trustee shall promptly execute a satisfaction of the Security Documents and such instruments as are necessary or desirable to terminate and remove of record any documents constituting public notice of the Security Documents and the Liens and assignments granted thereunder and shall assign and transfer, or cause to be assigned and transferred, and shall deliver or cause to be delivered to each of the Grantors, all property, including all moneys, instruments and securities of each Grantor, then held by the Collateral Trustee. The cancellation and satisfaction of the Security Documents shall be without prejudice to the rights of the Collateral Trustee or any successor Collateral Trustee to charge and be reimbursed for any expenditures which it may thereafter incur in connection therewith.

          Section 7.4.   Partial Release of Collateral.
                         -----------------------------

                 (a) Upon the sale, transfer or other disposition of any items constituting Collateral hereunder in accordance with the terms and conditions of the each Debt Instrument or any Security Document (such Collateral, the "Released Collateral"), and upon receipt by the Collateral Trustee of an Officer's Certificate from the applicable Grantor (i) identifying such Released Collateral, (ii) certifying that any amounts then due and payable under the Debt Instruments and any Security Document have been in paid in full, and (iii) certifying that no Default or Event of Default has occurred and is continuing or, as a result of such release, will occur, such Released Collateral shall be released from the Lien granted under the Debt Instruments and the Security Documents. Following such release, the Collateral Trustee shall promptly notify the Company, the Indenture

     Trustee, the Company Noteholders and the Holdings Noteholders, in the manner specified in Section 8.2, of the release of the Released Collateral.
                         -----------
     Notwithstanding the foregoing, for any sale, transfer or other disposition of a "Part" (as defined in the Aircraft Mortgage) that complies with the requirements of Section 11.01(b)(i) or (ii) of the Aircraft Mortgage, no such Officer's Certificate shall be required, and the Lien granted under the Aircraft Mortgage with respect to any such item shall be automatically released without further act with respect to such item, and the Collateral Trustee shall not be required to provide notice of such automatic release as required in the preceding sentence.

                 (b) When the release of such Released Collateral is effective, all right, title and interest of the Collateral Trustee in, to and under the Trust Estate, the Collateral and the Security Documents, in each case with respect to the Released Collateral only, shall terminate and shall revert to the Grantors or their respective successors and assigns, and the estate, right, title and interest of the Collateral Trustee in the Released Collateral shall thereupon cease, terminate and become void. In such case, the Grantors shall deliver to the Collateral Trustee one or more instruments of discharge, satisfaction and release with respect to the Released Collateral only in form reasonably satisfactory to the Collateral Trustee, and, upon the written request of the Company or its successors or assigns, and at the cost and expense of the Company or its successors or assigns, the Collateral Trustee shall promptly execute such instruments as are necessary or desirable to terminate and remove of record any documents constituting public notice of the Security Documents and the Liens and assignments granted thereunder, in each case with respect to the Released Collateral, and shall assign and transfer, or cause to be assigned and transferred, and shall deliver or cause to be delivered to each of the Grantors, all property, including all moneys, instruments and securities of each Grantor, then held by the Collateral Trustee in respect of the Released Collateral.

                                 ARTICLE VIII
                                 MISCELLANEOUS

          Section 8.1.   Amendments, Supplements, and Waivers.
                         ------------------------------------

                 (a) With the prior written consent of the Requisite Holders, the Collateral Trustee and the Grantors may, from time to time, enter into written agreements supplemental hereto for the purpose of adding to or waiving any provision of this Agreement or any of the Security Documents or amending the definition of any capitalized term used herein or therein, as such capitalized term is used herein or therein, or changing in any manner the rights of the Collateral Trustee, the Holders or the Grantors hereunder or thereunder; provided, however, that no such
                                       --------  -------
     supplemental agreement shall:

                         (i) modify the definition of Requisite Holders without the written consent of (A) until all of the Company Note Obligations shall have been Satisfied, all Holders of Company Note Obligations and (B) on and after the date the Company Note Obligations shall have been Satisfied, all Holders of Holdings Note Obligations;

                         (ii) modify the definition of Secured Debt without the written consent of all Holders;

                         (iii) modify the terms of any provision contained herein requiring the vote or approval of Holders in addition to the Requisite Holders without the written consent of all such additional Holders; or

                         (iv) amend, modify or waive any provision of this Agreement or any Security Document so as to adversely affect any of the Collateral Trustee's rights, immunities or indemnities hereunder or thereunder or enlarge its duties hereunder or thereunder, without the written consent of the Collateral Trustee.

     Any such supplemental agreement shall be binding upon the Grantors, the Holders and the Collateral Trustee and their respective successors and assigns. The Collateral Trustee shall not enter into any such supplemental agreement unless it shall have received a certificate signed by an Authorized Officer of the Company to the effect that such supplemental agreement will not result in a breach of any provision or covenant contained in any Debt Instrument. Prior to executing any amendment pursuant to the terms of this Section 8.1(a), the Collateral Trustee shall
                                   --------------
     be entitled to receive an opinion of counsel to the effect that the execution of such document is authorized hereunder and that all conditions precedent have been met. The Collateral Trustee may, but shall not be obligated to, enter into an amendment or supplement which adversely affects its rights, duties or immunities hereunder.

                 (b) Without the consent of the Holders, the Grantors and the Collateral Trustee, at any time and from time to time, may, with the consent of the Grantor Representative, enter into additional Security Documents or one or more agreements supplemental hereto or to any Security Document, in form satisfactory to the Collateral Trustee:

                         (i) to add to the covenants of the Grantors for the benefit of the Holders;

                         (ii) to mortgage, pledge or grant a security interest in favor of the Collateral Trustee as additional security for the Secured Debt pursuant to any Security Document; or

                         (iii) to cure any ambiguity, to correct or supplement any provision herein or in any Security Document which may be defective or inconsistent with any other provision herein or therein; provided, however, that any such action contemplated in this clause
          --------  -------                                            ------
          (iii) shall not adversely affect the interests of the Holders in any
          -----
          manner whatsoever.

                 (c) Without the consent of the Holders, the Grantors and the Collateral Trustee may, at the direction of the Grantor Representative and at any time and from time to time, add additional Persons ("Additional Grantors") to this Agreement, or any of the

     Security Documents, and such additional provisions hereto and thereto as may be necessary or appropriate to effect the grant by such Additional Grantors of Liens on any assets of such Additional Grantors as additional security for the Secured Debt.

          Section 8.2.  Notices.
                        -------

          All notices, requests, demands and other communications provided for or permitted hereunder shall be in writing (including telex and telecopy communications), shall be sent by mail, telex, telecopier or hand delivery and, except as otherwise provided in this Agreement, the cost thereof shall be for the sole accounts of the Company and shall be added to the Secured Debt:

               (a) if to the Company or any of the Grantors, at: AirTran Airways, Inc., 9955 AirTran Boulevard, Orlando, FL 32827, Attention:
     Treasurer, Facsimile: (407) 251-5567; or at such other address as shall be designated by it in a written notice to the Collateral Trustee and the Holders;

               (b) If to the Collateral Trustee, at: Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware,
     Attention: Corporate Trust Administration, Facsimile: (302) 651-8882; or at such other address as shall be designated by it in a written notice to the Company and the Holders;

               (c) If to the Indenture Trustee, at: Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware,
     Attention: Corporate Trust Administration, Facsimile: (302) 651-8882; or at such other address as shall be designated by the Indenture Trustee in a written notice to the Collateral Trustee;

               (d) If to the Holdings Noteholders, to Boeing Capital Loan Corporation c/o Entity Services, 2325-B Renaissance Drive, Suite 8, Las Vegas, Nevada 89119, Attention: Ms. Kristine Epps, Facsimile: (702) 966-4247; with a copy to Boeing Capital Loan Corporation, 500 Naches Ave. S.W., 3/rd/ Floor, Renton, Washington 98055, Attention: Legal Department,
     Facsimile: (425) 393-2903; with a copy to Sidley & Austin, 555 West Fifth Street, Los Angeles, CA 90013, Attention: Robert W. Kadlec, Esq.,
     Facsimile: (213) 896-6600; or at such other address as shall be designated by the "Required Holders" (as defined in the Holdings Note Purchase Agreement) ( in a written notice to the Collateral Trustee.

All such notices, requests, demands and communications shall, to be effective hereunder, be in writing or by a telecommunications device capable of creating a written record, and shall be deemed to have been given or made when delivered by hand or four (4) days after its deposit in the mail, first class or air postage prepaid, (except that any notice to the Company or any Grantor by mail that an Actionable Default has occurred or given by the Company or any Grantor pursuant to Section 7.2 shall be sent by registered or certified mail) or in the case of
   -----------
notice by such a telecommunications device, when properly transmitted; provided,
                                                                       --------
however, that any notice, request, demand or other communication to the
-------
Collateral Trustee shall not be effective until received.

          Section 8.3.  Headings.
                        --------

          Section, subsection and other headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

          Section 8.4.  Severability.
                        ------------

          Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction;

provided that this Agreement shall be construed so as to give effect to the
-------- ----
intention expressed in Section 3.12.
                       ------------

          Section 8.5.  Treatment of Payee or Indorsee by Collateral Trustee.
                        ----------------------------------------------------

                    (a) The Collateral Trustee may treat the registered holder of any registered note, and the payee or indorsee of any note or debenture which is not registered, as the absolute owner thereof for all purposes hereunder and shall not be affected by any notice to the contrary, whether such promissory note or debenture shall be past due or not.

                    (b) Any Person which shall be designated as the duly authorized representative of one or more Holders to act as such in connection with any matters pertaining to this Agreement or any Security Document or the Collateral shall present to the Collateral Trustee such documents, including, without limitation, opinions of counsel, as the Collateral Trustee may reasonably request, in order to demonstrate to the Collateral Trustee the authority of such Person to act as the representative of such Holders.

          Section 8.6.  Dealing with the Grantors.
                        -------------------------

                    (a) Upon any application or demand by any of the Grantors to the Collateral Trustee to take or permit any action under any of the provisions of this Agreement or any Security Document, such Grantor shall furnish to the Collateral Trustee a certificate signed by an Authorized Officer of such Grantor stating that all conditions precedent, if any, provided for in this Agreement or any Security Document relating to the proposed action have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Agreement or any Security Document relating to such particular application or demand, no additional certificate or opinion need be furnished.

                    (b) Any opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate of Authorized Officers of the applicable Grantor delivered to the Collateral Trustee.

          Section 8.7.  Binding Effect.
                        --------------

                    (a) This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and shall inure to the benefit of the Holders and their respective successors and assigns, and nothing herein or in any Security Document is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement, any Security Document, the Collateral or the Trust Estate.

                    (b) The Grantors jointly and severally agree to pay the Collateral Trustee's Fees on demand. In the event the Grantors fail to pay the Collateral Trustee's Fees and the Collateral Trustee's Fees cannot be paid out of amounts received in the Collateral Account, each Holder agrees to pay the Collateral Trustee's Fees, ratably in accordance with the proportion of the Secured Debt held by it.

          Section 8.8.  Conflict with Other Agreements.
                        ------------------------------

          The parties agree that in the event of any conflict between the provisions of this Agreement and the provisions of any of the Security Documents, the provisions of this Agreement shall control.

          Section 8.9.  Governing Law.
                        -------------

          The provisions of this Agreement shall be construed and interpreted and the rights of the parties shall be determined in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York, including, without limitation, Sections 5-1401 and 5-1402 of the New York General Obligations Laws and New York Civil Practice Laws and Rules 327(b). Each Grantor hereby irrevocably submits to the jurisdiction of any New York state court sitting in the Borough of Manhattan in The City of New York or any federal court sitting in the Borough of Manhattan in The City of New York in respect of any suit, action or proceeding arising out of or relating to this Agreement or any Security Document, and irrevocably accepts for itself and in respect of its property, generally and unconditionally, jurisdiction of the aforesaid courts. Each Grantor irrevocably waives, to the fullest extent it may effectively do so under applicable law, trial by jury and any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in such court has been brought in an inconvenient forum.
Each Grantor irrevocably consents, to the fullest extent it may effectively do so under applicable law, to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Issuer at the address set forth herein, such service to become effective thirty (30) days after such mailing. Nothing herein shall affect the right of the Collateral Trustee or any Holder to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Grantor in any other jurisdiction.

          Section 8.10.  Counterparts.
                         ------------

          This Agreement may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

          Section 8.11.  Company as Agent for Grantors.
                         -----------------------------

          Each Grantor hereby designates and appoints the Company as the agent of such Grantor, and each Grantor irrevocably authorizes the Company, to execute and deliver any notice required hereunder on behalf of such Grantor. Any notice required to be delivered to any Grantor hereunder shall be deemed delivered to such Grantor when any such notice is delivered to the Company in accordance with the terms hereof. The Company hereby accepts such designation as agent for the Grantors until all Secured Debt has been Satisfied and this Agreement has been terminated. Each Grantor agrees not to revoke, modify or withdraw such designation until all Secured Debt has been Satisfied and this Agreement has been terminated.

          Section 8.12.  No Strict Construction.
                         ----------------------

          The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

          Section 8.13.  Senior Secured Credit Facility.
                         ------------------------------

          The Company intends to secure financing from a senior secured lender(s) after the date hereof. Accordingly, the parties hereby agree to amend and restate this Agreement so that such senior secured lender(s) rank senior to the Notes in right of payment on the Collateral under Section 4.4 hereof and otherwise pari passu with the Notes; provided, that such senior secured lender(s) shall have no right, title or interest in and to that certain Purchase Agreement DAC 95-40-D, dated December 6, 1995, between the Company (as successor to ValuJet Airlines, Inc.) and McDonnell Douglas Corporation, a Maryland corporation and a wholly owned subsidiary of The Boeing Company, in respect of the purchase and sale of the Boeing model 717-200 aircraft described therein, and any advance payments made by the Company and held by The Boeing Company with respect thereto. Such amendment shall contain terms and conditions regarding intercreditor and related matters reflecting the foregoing priority scheme and otherwise normal and customary in transactions of this nature and reasonably acceptable to the parties. Such amendment shall require the consent of a majority in interest of the Holders of the Notes, which consent shall not be unreasonably withheld, delayed or conditioned.

                 [Remainder of this Page Intentionally Blank.]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                AIRTRAN AIRWAYS, INC.

                                By:
                                Name:
                                Title:


                                WILMINGTON TRUST COMPANY,
                                not in its individual capacity (except as otherwise expressly provided in this Agreement) but solely as Collateral Trustee

                                By:
                                Name:
                                Title:

Acknowledged and Agreed:


WILMINGTON TRUST COMPANY,
as the Indenture Trustee


By:_____________________________
Title:


BOEING CAPITAL LOAN CORPORATION,
as the initial Holder under the
Holdings Note Purchase Agreement

By:_____________________________
Title:

                          COLLATERAL TRUST AGREEMENT


                                 by and among


                            AIRTRAN AIRWAYS, INC.,


                                      and

                           WILMINGTON TRUST COMPANY,
         not in its individual capacity (except as otherwise expressly provided in this Agreement) but solely as Collateral Trustee


                          Dated as of April 12, 2001

                               TABLE OF CONTENTS

                                   ARTICLE I
                         DEFINITIONS AND OTHER MATTERS

Section 1.1.    Defined Terms.                                                         2
Section 1.2.    References to this Agreement.                                          8
Section 1.3.    Payments and Distributions.                                            8
Section 1.4.    Tense.                                                                 8
Section 1.5.    Uniform Commercial Code Terms.                                         8

                                   ARTICLE II
         CERTAIN OBLIGATIONS AND DUTIES OF THE COLLATERAL TRUSTEE AND
                        THE COMPANY; POWERS OF ATTORNEY

Section 2.1.    Authorization to Execute Security Documents.                           8
Section 2.2.    Actions.                                                               9
Section 2.3.    Additional Security Documents.                                         9
Section 2.4.    Powers of Attorney.                                                   11

                                  ARTICLE III
                         ACTIONABLE DEFAULTS; REMEDIES

Section 3.1.     Actionable Default.                                                  11
Section 3.2.     Remedies.                                                            12
Section 3.3.     Right to Initiate Judicial Proceedings, etc.                         13
Section 3.4.     Appointment of a Receiver.                                           13
Section 3.5.     Exercise of Powers.                                                  13
Section 3.6.     Control by the Requisite Holders.                                    13
Section 3.7.     Remedies Not Exclusive.                                              14
Section 3.8.     Waiver of Certain Rights.                                            15
Section 3.9.     Limitation on Collateral Trustee's Duties in Respect of Collateral.  15
Section 3.10.    Limitation by Law.                                                   15
Section 3.11.    Absolute Rights of Holders.                                          15
Section 3.12.    Priority of Security; No Challenge.                                  16

                                   ARTICLE IV
                   COLLATERAL ACCOUNT; APPLICATION OF MONEYS

Section 4.1.    The Collateral Account.                                               16
Section 4.2.    Grant of Security Interest; Control of Collateral Account.            17
Section 4.3.    Investment of Funds Deposited in Collateral Account.                  17
Section 4.4.    Application of Moneys.                                                18

                                   ARTICLE V
                      AGREEMENTS WITH COLLATERAL TRUSTEE

Section 5.1.    Delivery of Debt Instruments.                                         19
Section 5.2.    Information as to Holders.                                            19
Section 5.3.    Compensation and Expenses.                                            20
Section 5.4.    Stamp and Other Similar Taxes.                                        20
Section 5.5.    Filing Fees, Excise Taxes, etc.                                       20
Section 5.6.    Indemnification.                                                      21
Section 5.7.    Further Assurances.                                                   21

                                   ARTICLE VI
                             THE COLLATERAL TRUSTEE

Section 6.1.     Acceptance of Trust.                                                 22
Section 6.2.     Exculpatory Provisions.                                              22
Section 6.3.     Delegation of Duties.                                                24
Section 6.4.     Reliance by Collateral Trustee.                                      25
Section 6.5.     Limitations on Duties of Collateral Trustee.                         26
Section 6.6.     Moneys To Be Held in Trust.                                          26
Section 6.7.     Resignation and Removal of the Collateral Trustee.                   26
Section 6.8.     Status of Successors to the Collateral Trustee.                      27
Section 6.9.     Merger of the Collateral Trustee.                                    28
Section 6.10.    Additional Co-Collateral Trustees; Separate Collateral Trustees.     28

                                  ARTICLE VII
                             RELEASE OF COLLATERAL

Section 7.1.    Conditions to Release.                                                30
Section 7.2.    Procedure for Release.                                                30
Section 7.3.    Effective Time of Release.                                            30
Section 7.4.    Partial Release of Collateral.                                        31

                                 ARTICLE VIII
                                 MISCELLANEOUS

Section 8.1.     Amendments, Supplements, and Waivers.                                32
Section 8.2.     Notices.                                                             33
Section 8.3.     Headings.                                                            34
Section 8.4.     Severability.                                                        34
Section 8.5.     Treatment of Payee or Indorsee by Collateral Trustee.                34
Section 8.6.     Dealing with the Grantors.                                           34
Section 8.7.     Binding Effect.                                                      35
Section 8.8.     Conflict with Other Agreements.                                      35
Section 8.9.     Governing Law.                                                       35
Section 8.10.    Counterparts.                                                        36
Section 8.11.    Company as Agent for Grantors.                                       36
Section 8.12.    No Strict Construction.                                              36

Section 8.13.    Senior Secured Credit Facility.                             36

                                   EXHIBIT D

                     FORM OF REGISTRATION RIGHTS AGREEMENT

                                                                  Executive Copy


                            AIRTRAN HOLDINGS, INC.

                               CONVERTIBLE NOTES

                                      and

                             WARRANTS TO PURCHASE
                            SHARES OF COMMON STOCK

                         REGISTRATION RIGHTS AGREEMENT

                                                                  April 12, 2001

BOEING CAPITAL LOAN CORPORATION
c/o Entity Services
2325-B Renaissance Drive, Suite 8
Las Vegas, NV  89119

Ladies and Gentlemen:

          Pursuant to (i) a Purchase Agreement (the "Purchase Agreement") dated
                                                     ------------------
April 12, 2001 by and among AirTran Airways, Inc. ("Airways"), AirTran Holdings,
                                                    -------
Inc. (the "Issuer") and Boeing Capital Loan Corporation (the "Initial
           ------                                             -------
Purchaser") and (ii) a Note Agreement (the "Note Agreement") dated as of April
---------                                   --------------
12, 2001 by and between the Issuer and the Initial Purchaser, the Issuer is issuing to the Initial Purchaser 166,400 warrants (the "Warrants") to purchase
                                                        --------
an aggregate of three million (3,000,000) shares of its common stock, par value $0.001 per share (the "Common Stock") and $17,500,000 aggregate principal amount
                       ------------
of its 12.27% Series B Senior Secured Convertible Notes due April 12, 2009 (the "Convertible Notes"). As an inducement to the Initial Purchaser to enter into
 -----------------
the Purchase Agreement and the Note Agreement, the Issuer agrees with the Initial Purchaser, for the equal and ratable benefit of the Holders of the Warrants and the Convertible Notes, as follows:

1.   Definitions

     Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

     Agreement: This Registration Rights Agreement, dated as of the Closing Date, among the Issuer and the Initial Purchaser.

     Business Day: A day that is not a Saturday, a Sunday or a day on which banking institutions in the City of New York are authorized or required by law or executive order to be closed.

     Closing Date:  April 12, 2001.

     Convertible Notes: See the first introductory paragraph to this Agreement.

     Convertible Shares: The shares of Common Stock issuable upon conversion of the Convertible Notes.

     Common Stock: See the first introductory paragraph to this Agreement.

     Day: Unless otherwise expressly provided, a calendar day.

     Effectiveness Date: The 180th day after the Closing Date.

     Effectiveness Period: See Section 2(a).
                               ------------

     Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     Exercise Date: The date on which the Warrants are first exercisable.

     Filing Date: The 120th day after the Closing Date.

     Holder: A registered holder of Registrable Securities.

     Indemnified Party: See Section 4(c).
                            ------------

     Indemnifying Party: See Section 4(c).
                             ------------

     Initial Purchaser: See the first introductory paragraph to this Agreement.

     Issuer: See the first introductory paragraph to this Agreement.

     NASD: National Association of Securities Dealers, Inc.

     Note Agreement: See the first introductory paragraph to this Agreement.

     Person: An individual, trustee, corporation, partnership, limited liability company, joint stock company, trust, unincorporated association, union, business association, firm, government or agency or political subdivision thereof, or other legal entity.

     Piggy-Back Registration: See Section 2(b).
                                  ------------

     Prospectus: The prospectus included in any Registration Statement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as such prospectus may be amended or supplemented, including, without limitation, as such prospectus may be amended pursuant to Rule 424(b) promulgated under the Securities Act.

     Purchase Agreement: See the first introductory paragraph to this Agreement.

     Registrable Securities: Any of (i) the Warrants, (ii) the Warrant Shares (whether or not the related Warrants have been exercised), (iii) the Convertible Shares (whether or not the related Convertible Notes have been converted) and
(iv) any other securities issued or issuable with respect to any Warrant Shares or Convertible Shares by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) such securities shall have been disposed of by the holder thereof pursuant to a Registration Statement that has been declared effective under the Securities Act, (ii) such securities are eligible for sale to the public pursuant to Rule 144(k) or otherwise under Rule 144 by the holder thereof without being subject to volume limitations, or (iii) such securities shall have otherwise been transferred by the holder thereof in compliance with the Securities Act and any applicable state securities laws and new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Issuer or its transfer agent.

     Registrable Shares: Any of (i) the Warrant Shares (whether or not the related Warrants have been exercised), (ii) the Convertible Shares, (whether or not the related Convertible Notes have been converted) and (iii) any other securities issued or issuable with respect to any Warrant Shares or Convertible Shares by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Shares, such securities shall cease to be Registrable Shares when (i) such securities shall have been disposed of by the holder thereof pursuant to a Registration Statement that has been declared effective under the Securities Act, (ii) such securities are eligible for sale to the public pursuant to Rule 144(k) or otherwise under Rule 144 by the holder thereof without being subject to volume limitations, or
(iii) such securities shall have otherwise been transferred by the holder thereof in compliance with the Securities Act and any applicable state securities laws and new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Issuer or its transfer agent.

     Registration Expenses: See Section 3.
                                ---------

     Registration Statement: Any registration statement filed under the Securities Act covering the Registrable Securities.

     Rule 144: Rule 144 promulgated under the Securities Act, as such rule may be amended from time to time.

     Rule 144A: Rule 144A promulgated under the Securities Act, as such rule may be amended from time to time.

     Rule 415: Rule 415 promulgated under the Securities Act, as such rule may be amended from time to time.

     SEC: The United States Securities and Exchange Commission.

     Securities: The Warrants, the Warrant Shares, the Convertible Notes and Convertible Shares.

     Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     Selling Holder: A Holder of Registrable Securities who is selling Registrable Securities in accordance with Section 2 hereof.
                                          ---------

     Underwritten Registration or Underwritten Offering: A registration in which securities of the Issuer are sold to an underwriter for reoffering to the public.

     Warrant Agreement: The Warrant Agreement, dated as of the Closing Date, between the Issuer and Wilmington Trust Company, as Warrant Agent.

     Warrant Shares: The shares of Common Stock issuable upon exercise of the Warrants.

     Warrants: See the first introductory paragraph to this Agreement.

2.   Registration of Registrable Securities
     --------------------------------------

     (a)  Shelf Registration of Registrable Securities.
          --------------------------------------------

          (i) The Issuer shall (x) prepare and file with the SEC promptly after the date hereof, but in no event later than the Filing Date, a "shelf" Registration Statement pursuant to Rule 415 (the "Shelf Registration Statement")
                                                  ----------------------------
covering resales of the Registrable Securities (the "Registration"), (y) use its
                                                     ------------
best efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof, but in no event later than the Effectiveness Date and (z) use its best efforts to keep the Shelf Registration Statement effective until April 12, 2009 or such shorter period that will terminate when all of the Registrable Securities have been sold pursuant to a Registration Statement (the "Effectiveness Period").
                                                     --------------------
The Issuer shall provide to each Holder of Registrable Securities copies of the Prospectus that is a part of the Shelf Registration Statement, notify each such Holder of Registrable Securities when the Shelf Registration Statement has become effective and take such other actions as are required to permit unrestricted resales of the Registrable Securities. The Issuer shall require a Selling Holder that sells Registrable Securities pursuant to the Shelf Registration Statement to be named as a Selling Holder in the related prospectus and to deliver a prospectus to purchasers, and any such Selling Holder shall be bound by the provisions of this Agreement that are applicable to such Selling Holder (including certain indemnification rights and obligations). Each Selling Holder shall deliver information to be used in connection with the Shelf Registration Statement within the time period set forth in this Agreement in order to have its Registrable Securities included in the Shelf Registration Statement.

          (ii) If the Registration, or any Subsequent Registration (as defined below) ceases to be effective for any time during the Effectiveness Period, the Issuer shall use its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 30 days of such cessation of effectiveness amend such Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or the Issuer shall use its best efforts to file an additional "shelf" Registration Statement (a "Subsequent Registration
                                                         -----------------------
Statement") pursuant to Rule 415 covering all of the Registrable Securities (a
---------
"Subsequent Registration") on or prior to 90 days after such cessation of
------------------------
effectiveness and to cause the Subsequent Registration Statement to be declared effective on or prior to 180 days after such cessation of effectiveness. Upon a Subsequent Registration Statement being declared effective, the Issuer shall use its best efforts to keep such Subsequent Registration Statement continuously effective for a period equal to the number of days in the Effectiveness Period less the aggregate number of days during which the Registration Statement, and any Subsequent Registration, was previously effective.

     (b)  Piggy-Back Registration of Registrable Warrant Shares.
          -----------------------------------------------------

          (i) If at any time after the Closing Date and prior to the Filing Date the Issuer proposes to file a registration statement under the Securities Act with respect to an offering by the Issuer for its own account or for the account of any holders of its Common Stock (other than (x) a registration statement on Form S-4 or Form S-8 (or any substitute form that may be adopted by the SEC) or
(y) a registration statement filed in connection with an exchange offer or offering of securities solely to the Issuer's existing security holders), then the Issuer shall give written notice of such proposed filing to the Holders of Registrable Shares as soon as practicable (but in no event fewer than 30 days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such number of Registrable Shares as each Holder of Registrable Shares may request in writing within 20 days after receipt of such written notice from the Issuer (which request shall specify the Registrable Shares intended to be disposed of by such Selling Holder and the intended method of distribution thereof) (a "Piggy-Back Registration"). The Issuer shall use
                             -----------------------
its best efforts to keep such Piggy-Back Registration continuously effective under the Securities Act until at least the earlier of (x) the end of the Effectiveness Period or (y) the consummation of the distribution by the Selling Holders of all of the Registrable Shares covered thereby. The Issuer shall use its reasonable efforts to cause the managing underwriter or underwriters, if any, of such proposed offering to permit the Registrable Shares requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Issuer or any other security holder included therein and to permit the sale or other disposition of such Registrable Shares in accordance with the intended method of distribution thereof.

          (ii)  Priority in Piggy-Back Registration.  In a registration pursuant
                -----------------------------------
to this Section 2(b) involving an underwritten offering, if the managing
        ------------
underwriter or underwriters of such underwritten offering have informed, in writing, the Issuer and the Selling Holders requesting inclusion in such offering that in such underwriter's or underwriters' opinion the total number of securities which the Issuer, the Selling Holders and any other Persons desiring to participate in such registration intend to include in such offering is such as to adversely affect the success of such offering, including the price at which such securities can be sold, then the Issuer will be required to include in such registration only the amount of securities which it is so advised should be included in such registration. In such event: (x) in cases initially involving the registration for sale of securities for the Issuer's own account, securities shall be registered in such offering in the following order of priority: (i) first, the securities which the Issuer proposes to register, (ii) second, provided that no securities proposed to be registered by the Issuer have been excluded from such registration, the securities that have been requested to be included in such registration by the Selling Holders, and (iii) third, provided that no securities sought to be included by the Selling Holders have been excluded from such registration, the securities of other Persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments of the Issuer (pro rata based on the amount of securities sought to be registered by such Persons); and (y) in cases not initially involving the registration for sale of securities for the Issuer's own account, securities shall be registered in such offering in the following order of priority: (i) first, the securities of any Person whose exercise of a "demand" registration right pursuant to a contractual commitment of the Issuer is the basis for the registration, (ii) second, provided that no securities of any Person whose exercise of a "demand" registration right pursuant to a contractual commitment of the Issuer is the basis for such registration have been excluded from such registration, the securities requested to be included in such registration by the Selling Holders pursuant to this Agreement, (iii) third, provided that no securities sought to be included by the Selling Holders or such Persons have been excluded from such registration, securities of other Persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments of the Issuer (pro rata based on the amount of securities sought be registered by such Persons) and (iv) fourth, provided that no securities sought to be included by other Persons entitled to exercise "piggy-back" registration rights pursuant to such contractual commitments have been excluded from such registration, any securities which the Issuer proposes to register.

          (iii) Suspension of Sales, etc.  During any consecutive 365-day
                -------------------------
period, the Issuer shall be entitled to suspend the availability of the Piggy-Back Registration for up to two 45 consecutive-day periods (except during the 45 consecutive-day period immediately prior to the Expiration Date) if the Board of Directors of the Issuer determines in good faith that the effectiveness of, or sales pursuant to, such Piggy-Back Registration would materially impede, delay or interfere with any significant financing, offer or sale of securities, acquisition, corporate reorganization or other significant transaction involving the Issuer or any of its affiliates. If the Issuer shall so postpone the effectiveness of, or suspend the rights of any Selling Holders to make sales pursuant to, a Piggy-Back Registration, it shall, as promptly as possible, notify any Selling Holders of such determination, and the Selling Holders shall
(y) have the right, in the case of a postponement of the effectiveness of a Piggy-Back Registration, upon the affirmative vote of Selling Holders of not less than a majority of the Registrable Warrant Shares to be included in such Piggy-Back Registration, to withdraw the request for registration by giving written notice to the Issuer within 20 days after receipt of such notice or (z) in the case of a suspension of the right to make sales, receive an extension of the registration period referred to in Section 2(a) hereof equal to the number
                                       ------------
of days of the suspension.

          (iv) Any Selling Holder shall have the right to withdraw its request for inclusion of its Registrable Shares in any Piggy-Back Registration pursuant to this Section 2(b) by giving written notice to the Issuer of its request to
        ------------
withdraw at any time prior to the filing of such Piggy-Back Registration with the SEC. The Issuer will pay all Registration Expenses in connection with each registration of Registrable Shares requested pursuant to this Section 2(b), and
                                                              ------------
each Holder of Registrable Shares shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of the Registrable Shares of such Holder of Registrable Shares pursuant to a Piggy-Back Registration effected pursuant to this Section 2(b).
                                            ------------

          (v)  Exclusion of Registrable Shares. The Issuer shall not be required
               -------------------------------
by this Section 2(b) to include Registrable Shares in a Piggy-Back Registration
        ------------
if (i) in the written opinion of outside counsel to the Issuer, addressed to the holders of Registrable Shares and delivered to them, the Holders of such Registrable Shares seeking registration would be free to sell all such Registrable Shares within the current calendar quarter without registration under Rule 144, which opinion may be based in part upon the representation by the Holders of such Registrable Shares seeking registration, which representation shall not be unreasonably withheld, that each such Holder is not an affiliate of the Issuer within the meaning of the Securities Act, and (ii) all requirements under the Securities Act for effecting such sales are satisfied at such time.

          (vi) No Special Audit.  The Issuer shall not be obligated to cause any
               ----------------
special audit to be undertaken in connection with any Piggy-Back Registration unless such audit is requested by the underwriters with respect to such Piggy-Back Registration or, if such Piggy-Back Registration does not involve an underwritten offering, by the Selling Holders of not less than a majority of the Registrable Shares to be included in such Piggy Back Registration.

     (c)  Obligations of Selling Holders. The Issuer's obligations under this
          ------------------------------
Section 2 shall be subject to the obligations of the Selling Holders, which the
---------
Selling Holders hereby acknowledge, to furnish all information and materials and to take any and all actions as may be required under applicable requirements of the SEC and to obtain an acceleration of the effective date of a Registration Statement.

     (d)  Listing. The Issuer covenants and agrees to (i) list all Convertible
          -------
Shares issued or issuable upon the conversion of the Convertible Notes and all Warrant Shares issued or issuable upon exercise of the Warrants on the American Stock Exchange or any other securities exchange on which the Common Stock is then listed or (ii) authorize for quotation on the National

Association of Securities Dealers Automated Quotation System ("NASDAQ") or the
                                                               ------
National Market System of NASDAQ all Common Stock issued or issuable upon conversion of the Convertible Notes or exercise of the Warrants if the Common Stock is then so authorized for quotation.

3.  Registration Expenses.  Except as set forth in Section 2(b)(iv), all fees
    ---------------------                          ----------------
and expenses incident to the performance of or compliance with this Agreement (the "Registration Expenses") shall be borne by the Issuer, whether or not a
      ---------------------
Registration Statement is filed or becomes effective, including, without limitation, (i) all registration and filing fees, including, without limitation,
(A) fees with respect to filings required to be made with the NASD in connection with any underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws, (ii) printing expenses, including, without limitation, expenses of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriter or underwriters, if any, (iii) messenger, telephone and delivery expenses incurred in connection with the performance of its obligations hereunder, (iv) fees and disbursements of counsel for the Issuer, (v) rating agency fees, (vi) Securities Act liability insurance, if the Issuer desires such insurance, (vii) fees and expenses of all other Persons retained by the Issuers, (viii) internal expenses of the Issuer (including, without limitation, all salaries and expenses of officers and employees of the Issuer performing legal or accounting duties), (ix) the expense of any annual audit, (x) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange and (xi) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, securities sales agreements, indentures and any other documents necessary in order to comply with this Agreement; provided,
                                                                      --------
however, that in the case of any underwritten offering, in no event shall the
-------
Issuer be responsible for any underwriting discounts and commissions.

4.  Indemnification
    ---------------

    (a) Indemnification by the Issuer. The Issuer shall without limitation as to
        ----------------------------
time, indemnify and hold harmless each Holder of Registrable Securities, each Person, if any, who controls each such Holder (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) and the officers, directors and partners of each such Holder and controlling person, to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys' fees and disbursements as provided in this
Section 4) and expenses (including, without limitation, costs and expenses
---------
incurred in connection with investigating, preparing, pursuing or defending against any of the foregoing) (collectively, "Losses"), as incurred, directly or
                                              ------
indirectly caused by, related to, based upon, arising out of or in connection with any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus, or in any amendment or supplement thereto, or in any preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such Losses are solely based upon information relating to such Holder and furnished in writing to the Issuer by such Holder or its counsel expressly for use therein;

provided, however, that the Issuer will not be liable to any Indemnified Party
--------  -------
under this Section 4 to the extent Losses were solely caused by an untrue
           ---------
statement or omission or alleged untrue statement or omission that was contained or made in any preliminary prospectus and corrected in the Prospectus or any amendment or supplement thereto if (i) the Prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related proceeding, (ii) any such Losses resulted from an action, claim or suit by any Person who purchased Registrable Securities which are the subject thereof from such Indemnified Party and (iii) it is established in a related proceeding that such Indemnified Party failed to deliver or provide a copy of the Prospectus (as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Registrable Securities sold to such Person if required by applicable law, unless such failure to deliver or provide a copy of the Prospectus (as amended or supplemented) was a result of noncompliance by the Issuer with this Agreement. The Issuer shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers, directors, agents and employees and each Person who controls such Persons (within the meaning of Section 5 of the Securities Act or Section 20(a) of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders.

     (b)  Indemnification by Holders.  In connection with any Registration
          --------------------------
Statement, Prospectus, any amendment or supplement thereto, or any preliminary prospectus in which a Holder is participating, such Holder shall furnish to the Issuer in writing such information as the Issuer reasonably requests for use in connection with any Registration Statement, Prospectus, any amendment or supplement thereto, or any preliminary prospectus and shall, without limitation as to time, indemnify and hold harmless the Issuer, its directors and each Person, if any, who controls the Issuer (within the meaning of Section 15 of the Securities Act and Section 20(a) of the Exchange Act), and the directors, officers, employees, agents, and partners of such controlling persons, to the fullest extent lawful, from and against all Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading to the extent (but only to the extent) that such Losses are finally judicially determined by a court of competent jurisdiction (which determination is not subject to appeal) to have resulted solely from an untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact contained in or omitted from any information so furnished in writing by such Holder to the Issuer expressly for use therein. Notwithstanding the foregoing, in no event shall the liability of any selling Holder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses) received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

     (c)  Conduct of Indemnification Proceedings.  If any Proceeding shall be
          --------------------------------------
brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the party or
 -----------------
parties from which such indemnity is sought (an

"Indemnifying Party") in writing; provided, that the failure to so notify the
 ------------------               --------
Indemnifying Parties shall not relieve the Indemnifying Parties from any obligation or liability except to the extent (but only to the extent) that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal) that the Indemnifying Parties have been prejudiced materially by such failure.

          The Indemnifying Party shall have the right, exercisable by giving written notice to an Indemnified Party, within 20 Business Days after receipt of written notice from such Indemnified Party of such Proceeding, to assume, at its expense, the defense of any such Proceeding, provided, that an Indemnified Party
                                             --------
shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or parties unless: (1) the Indemnifying Party has agreed to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding or shall have failed to employ counsel satisfactory to such Indemnified Party; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party or any of its affiliates or controlling persons, and such Indemnified Party shall have been advised by counsel that there may be one or more defenses available to such Indemnified Party that are in addition to, or in conflict with, those defenses available to the Indemnifying Party or such affiliate or controlling person (in which case, if such Indemnified Party notifies the Indemnifying Parties in writing that it elects to employ separate counsel at the expense of the Indemnifying Parties, the Indemnifying Parties shall not have the right to assume the defense and the reasonable fees and expenses of such counsel shall be at the expense of the Indemnifying Party; it being understood, however, that, the Indemnifying Party shall not, in connection with any one such Proceeding or separate but substantially similar or related Proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses or more than one separate firm of attorneys (together with appropriate local counsel) at any time for such Indemnified Party).

          No Indemnifying Party shall be liable for any settlement of any such Proceeding effected without its written consent, which shall not be unreasonably withheld, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such Proceeding, each Indemnifying Party jointly and severally agrees, subject to the exceptions and limitations set forth above, to indemnify and hold harmless each Indemnified Party from and against any and all Losses by reason of such settlement or judgment. The Indemnifying Party shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to each Indemnified Party of a release, in form and substance satisfactory to the Indemnified Party, from all liability in respect of such Proceeding for which such Indemnified Party would be entitled to indemnification hereunder (whether or not any Indemnified Party is a party thereto).

          (d)  Contribution.  If the indemnification provided for in this
               ------------
Section 4 is unavailable to an Indemnified Party or is insufficient to hold such
---------
Indemnified Party harmless for any Losses in respect of which this Section 4
                                                                   ---------
would otherwise apply by its terms (other than by reason of
exceptions provided in this Section 4), then each applicable Indemnifying Party,
                            ---------
in lieu of indemnifying such Indemnified Party, shall have a joint and several obligation to contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party, on the one hand, and Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such statement or omission. The amount paid or payable by an Indemnified Party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any Proceeding, to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in Section 4(a) or 4(b) was
                                                   ------------    ----
available to such party.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4(d) were determined by pro rata
                              ------------
allocation or by other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 4(d), a selling Holder shall not
                                       ------------
be required to contribute, in the aggregate, any amount in excess of such Holder's Maximum Contribution Amount. A selling Holder's "Maximum Contribution
                                                          --------------------
Amount" shall equal the excess of (i) the aggregate net proceeds received by
------
such Holder pursuant to the sale of such Registrable Securities over (ii) the aggregate amount of damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     The indemnity and contribution agreements contained in this Section 4 are
                                                                 ---------
in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

5.   Liquidated Damages
     ------------------

     (a) The Issuer acknowledges and agrees that the Holders of Registrable Securities will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if the Issuer fails to fulfill its obligation hereunder. Accordingly, in the event of such failure, the Issuer agrees to pay liquidated damages to each Holder of Registrable Securities under the circumstances and to the extent set forth below:

          (i) if the Issuer fails to file any required Registration Statement on or prior to the Filing Date; or

          (ii) if any required Registration Statement is not declared effective by the SEC on or prior to the Effectiveness Date;

          (iii) if a Registration Statement is filed and declared effective by the SEC but thereafter ceases to be effective or usable in connection with the resale of the Registrable Securities without being succeeded within 30 days by a Subsequent Registration Statement filed and declared effective;

(each of the foregoing a "Registration Default").
                          --------------------

     Upon occurrence of any Registration Default, the Issuer shall pay, or cause to be paid to each Holder of Registrable Securities $.033 per Warrant Share for each 90-day period (or portion thereof) after the occurrence of a Registration Default as liquidated damages, and not as a penalty, for each Registrable Security owned by such Holder.

     (b)  Notwithstanding Section 5(a) of this Agreement, the Issuer shall not
                          ------------
be required to pay Liquidated Damages to a Holder of Registrable Securities with respect to the Registrable Securities held by such Holder (1) to the extent such Registrable Securities are comprised of the Convertible Notes, the Convertible Shares or any other securities issued or issuable with respect to any Convertible Shares by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise or (2) if the Registration Default arises by reason of the failure of such Holder to provide information that (i) the Issuer may reasonably request, with reasonable prior notice, for use in the Registration Statement or any prospectus included therein to the extent the Issuer reasonably determines that such information is required to be included therein by applicable law or (ii) the SEC may request in connection with such Registration Statement (but only to the extent that such compliance is necessary for the Registration Statement to be declared effective).

6.   Miscellaneous
     -------------

     (a)  No Inconsistent Agreements.  The Issuer has not entered, as of the
          --------------------------
date hereof, and the Issuer shall not enter, after the date of this Agreement, into any agreement with respect to any of its securities that is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. Except as set forth on Schedule 6(a) attached hereto, the Issuer has not entered into any agreement with respect to any of its securities which will grant to any Person piggy-back rights with respect to a Registration Statement. The Issuer will not enter into any agreement with respect to any of its securities which will grant to any Person piggy-back rights that are senior to the rights granted to the Holders under this Agreement with respect to a Registration Statement.

     (b)  Adjustments Affecting Registrable Securities. The Issuer shall not,
          --------------------------------------------
directly or indirectly, take any action with respect to the Registrable Securities that would adversely affect the ability of the Holders to include such Registrable Securities in a registration undertaken pursuant to this Agreement.

     (c)  Amendments and Waivers. The provisions of this Agreement may not be
          ----------------------
amended,
modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of (A) in circumstances that would adversely affect any Holders, the Holders of a majority of the Registrable Securities (treating as outstanding for this purpose Warrant Shares issuable on exercise of unexercised Warrants and Convertible Shares issuable on conversion of outstanding Convertible Notes); provided, however, that Section 4 and this Section 6(c) may not be amended,
--------  -------       ---------          ------------
modified or supplemented without the prior written consent of each Holder (including any Holder of Registrable Securities disposed of pursuant to any Registration Statement).

     (d)  Notices.  All notices and other communications provided for or
          -------
permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or telecopier:

          (i) if to a Holder, at the most current address of such Holder set forth on the records of the Registrar of the Warrants or Convertible Notes, as the case may be, with a copy in like manner:

                    Sidley & Austin

                    555 West Fifth Street
                    Los Angeles, CA 90013
                    Attention:  Robert W. Kadlec, Esq.

          (ii)  if to the Initial Purchaser, as follows:

                    Boeing Capital Loan Corporation
                    c/o Entity Services
                    2325 Renaissance Drive, Suite 8
                    Las Vegas, NV  89119
                    Attention: Kristine Epps

                    with a copy to:

                    Boeing Capital Corporation
                    500 Naches Ave., S.W.
                    Renton, WA  98055
                    Attention: Legal Department

                with a copy to:

                    Sidley & Austin
                    555 West Fifth Street
                    Los Angeles, CA 90013
                    Attention:  Robert W. Kadlec, Esq.

          (iii) if to the Issuer, as follows:

                    AirTran Holdings, Inc.
                    9955 AirTran Boulevard
                    Orlando, Florida 32827
                    Attention: Treasurer

               with a copy to:

                    Smith, Gambrell & Russell, LLP
                    1230 Peachtree Street, Suite 3100
                    Promenade II
                    Atlanta, Georgia 30309-3592
                    Attention:  Howard E. Turner, Esq. or
                               John R. Schneider, Esq.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five Business Days after being deposited in the United States mail, postage prepaid, if mailed, one Business Day after being timely delivered to a next-day air courier guaranteeing overnight delivery, and when receipt is acknowledged by the addressee, if telecopied.

          Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Warrant Agent under the Warrant Agreement at the address specified in the Warrant Agreement.

     (e) Successors and Assigns.  This Agreement shall inure to the benefit of
         ----------------------
and be binding upon the successors and assigns of each of the parties hereto, including, without limitation and without the need for an express assignment, subsequent holders of Registrable Securities.

     (f) Counterparts.  This Agreement may be executed in any number of
         ------------
counterparts and by the parties hereto in one or more counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (g) Headings.  The headings in this Agreement are for convenience of
         --------
reference only and shall not limit or otherwise affect the meaning hereof.

     (h) Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
         -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAW THEREOF. THE ISSUER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. THE ISSUER

IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY TO DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE ISSUER IRREVOCABLY CONSENTS, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE ISSUER AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY HOLDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE ISSUER IN ANY OTHER JURISDICTION.

     (i) Severability.  If any term, provision, covenant or restriction of this
         ------------
Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

     (j) Securities Held by the Issuer or Its Affiliates.  Whenever the consent
         -----------------------------------------------
or approval of holders of a specified percentage of Holders is required hereunder, Registrable Securities held by the Issuer or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage. The parties hereby acknowledge and agree that neither the Initial Purchaser nor any of its affiliates is an affiliate of the Issuer.

     (k) Third Party Beneficiaries.  Holders of Registrable Securities are
         -------------------------
intended third party beneficiaries of this Agreement, and this Agreement may be enforced by such Persons.

Entire Agreement.  This Agreement, together with the Purchase Agreement, the
----------------
Warrant Agreement and the Note Agreement is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understanding, correspondence, conversations and memoranda between the Initial Purchaser on the one hand and the Issuer on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
                                        AIRTRAN HOLDINGS, INC.



                                        By:
                                            Name:
                                            Title:


ACCEPTED AND AGREED TO:
----------------------
BOEING CAPITAL LOAN CORPORATION


By:
    Name:
    Title:

                                   EXHIBIT E

                     FORM OF COLLATERAL SUPPORT AGREEMENT

                         COLLATERAL SUPPORT AGREEMENT

          THIS COLLATERAL SUPPORT AGREEMENT (as the same may be amended, restated, supplemented or otherwise modified from time to time, this "Agreement") is made as of April 12 2001, by AirTran Airways, Inc. ("Airways") in favor of the Holders (as defined in the Note Agreement) pursuant to that certain Note Agreement, dated as of the date hereof, by and among AirTran Holdings, Inc., a Nevada corporation (the "Company") and the purchasers signatory thereto (as amended, restated, supplemented or otherwise modified from time to time, the "Note Agreement"). Capitalized terms used herein and not otherwise defined herein have the meanings ascribed to such terms in the Note Agreement.

          1.  Agreement to Provide Collateral Support.  For value received and
              ---------------------------------------
in consideration of any loan, advance or financial accommodation of any kind whatsoever heretofore, now or hereafter made, given or granted by the Holders to the Company, Airways hereby unconditionally pledges for the benefit of each of the Holders the Collateral now or hereafter subject to the Collateral Trust Agreement as security for the full and prompt payment and performance when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, of all of the Obligations of the Company under the Note Agreement, the Notes and the other Transaction Documents (the "Additional Secured Obligations") (including, without limitation, interest accruing following an Insolvency Event of the Company, at the applicable rate specified in the Note Agreement, whether or not such interest is allowed as a claim in a proceeding relating to such Insolvency Event). At any time after the occurrence and during the continuance of an Event of Default, Airways shall make available to the Holders, on demand the Collateral in accordance with the provisions of the Collateral Trust Agreement in satisfaction of the Additional Secured Obligations (including and in immediately available funds, the full amount of the Additional Secured Obligations of the Company (including any portion thereof which is not yet due and payable). Airways further agrees that the Collateral may be applied by Holders against (i) all losses (including, without limitation, lost profits), fees, costs and expenses (including, without limitation, all court costs and reasonable attorneys' and paralegals' fees, costs and expenses) paid or incurred by the Holders in: (A) enforcing or defending such Person's rights under or in respect of this Agreement, the other Transaction Documents or any other document or instrument now or hereafter executed and delivered in connection herewith, (B) in collecting all or any part of the Additional Secured Obligations of the Company or the Obligations of Airways under this Agreement,
(C) in foreclosing or otherwise collecting upon the Collateral for the Additional Secured Obligations of the Company or the Obligations of Airways under this Agreement or any part thereof and (D) obtaining any legal, accounting or other advice in connection with any of the foregoing and (ii) interest on (A) the Additional Secured Obligations of the Company which do not constitute interest, (B) to the extent permitted by applicable law, the Additional Secured Obligations of the Company which constitute interest, and (C) the expenses described in clause (i) above, from the date of demand hereunder until indefeasibly paid in full at the applicable per annum rate of interest described in the Note Agreement.

          2.  Additional Secured Obligations Absolute.  Airways agrees that its
              ---------------------------------------
Obligations under this Agreement are independent of the Additional Secured Obligations and any guarantor, surety or other Person pledging property as security for of all or any part of the Additional

Secured Obligations, and a separate action or actions may be taken pursuant to the Collateral Trust Agreement whether or not the Company is subject to any such action or actions. The liability of Airways under this Agreement and the Transaction Documents securing Airways' Obligations under this Agreement shall be absolute and unconditional, and shall not be affected or released in any way, irrespective of:

     (a) the validity, assignment, enforceability, avoidance, novation or subordination of, in whole or in part, any of the Additional Secured Obligations or any of the Transaction Documents;

     (b) the absence of any attempt by, or on behalf of, any Holder to collect, or to take any other action to enforce, all or any part of the Additional Secured Obligations whether from or against the Company, any guarantor of the Additional Secured Obligations or any other Person;

     (c) the waiver of or the election of any remedy by, or on behalf of, any Holder with respect to all or any part of the Additional Secured Obligations;

     (d) the waiver, consent, extension, forbearance or granting of any indulgence by, or on behalf of, any Holder with respect to any provision of any of the Transaction Documents;

     (e) the failure of the Collateral Trustee or any other Person to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Additional Secured Obligations;

     (f) the election by, or on behalf of, any one or more of the Holders, in any proceeding instituted under Chapter 11 of the United States Bankruptcy Code (11 U.S.C (S)(S) 101 et seq. (the "Bankruptcy Code")) of the application of Section 1111(b)(2) of the Bankruptcy Code;

     (g) any borrowing or grant of a security interest by the Company, as debtor-in-possession, under Section 364 of the Bankruptcy Code;

     (h) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of any of the Holders for repayment of all or any part of the Additional Secured Obligations or any expenses described in Section 1;

     (i) any refusal of payment by any Holder, in whole or in part, from any obligor or guarantor in connection with any of the Additional Secured Obligations, whether or not with notice to, or further assent by, or any reservation of rights against, the Company or Airways;

     (j) any disposition of assets, merger, consolidation, change, restructuring or termination of the corporate structure or existence of any of the Company or its Subsidiaries (each of the Company and its Subsidiaries, a "Credit Party"), or any modification, compounding, compromise, settlement or release by any Holder or any other Person (or by operation of law or otherwise), collection or other liquidation of the Additional Secured Obligations or the liability of any Credit Party, or of the Collateral, in whole or in part;

          (k) any exchange, surrender, substitution or modification of any collateral security for any of the Additional Secured Obligations;

          (l) any defense, setoff, cross claim or counterclaim which may at any time be available to or asserted by or against Airways or the Company; or

          (m) any other circumstance (other than payment in cash or full performance of the Additional Secured Obligations) which might otherwise constitute a legal or equitable discharge or defense of the Company, Airways or any guarantor of the Additional Secured Obligations.

          3.   Enforcement; Application of Payments.  Upon the occurrence and
               ------------------------------------
during the continuance of an Event of Default, the Required Holders may proceed directly and at once, without notice, against Airways to obtain performance under this Agreement and to exercise their rights under the Collateral Trust Agreement, without first proceeding against the Company or any other Person, or against any security or collateral for the Additional Secured Obligations. Subject only to the terms and provisions of the Note Agreement, the Required Holders shall have the exclusive right to determine the application of payments and credits, if any, constituting proceeds of the exercise of its rights under the Collateral Trust Agreement, the Company or from any other Person on account of the Additional Secured Obligations or any other liability of Airways to the any Holder, without affecting the liability of Airways hereunder.

          4.   Waivers.
               -------

          (a)  Airways hereby waives:

               (i) diligence, presentment, demand of payment (except as expressly required hereunder), filing of claims with a court in the event of receivership or bankruptcy of the Company, protest or notice with respect to the Additional Secured Obligations, all setoffs and counterclaims and all presentments, demands for performance, notices of non-performance, protests, notices of protest, notices of dishonor and notices of acceptance of this Agreement, the benefits of all statutes of limitation, and all other demands (except as expressly required hereunder) whatsoever (and shall not require that the same be made on the Company as a condition precedent to Airways' obligations hereunder);

               (ii) all notices of the existence, creation or incurring of new or additional indebtedness, arising either from additional financial accommodations extended to the Company or otherwise;

               (iii) all notices that the principal amount, or any portion thereof, and/or any interest on any instrument or document evidencing all or any part of the

                      Additional Secured Obligations is due (except as expressly required hereunder), notices of any and all proceedings to collect from the maker, any endorser or any guarantor of all or any part of the Additional Secured Obligations, or from any other Person, and, to the extent permitted by law, notices of exchange, sale, surrender or other handling of any security or collateral given to the Collateral Trustee to secure payment of all or any part of the Additional Secured Obligations; and

               (iv) any defense based upon any requirement of Law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

     (b) Without limiting the generality of the foregoing or any other provision hereof, Airways hereby waives, to the fullest extent permitted by applicable law in accordance with Section 2856 of the California Civil Code, all rights and benefits under California Civil Code Sections 2787 to 2855, inclusive (or any similar laws in other jurisdictions) and all rights and benefits of California Civil Code Sections 2899 and 3433 (or any similar laws in any other jurisdiction). In addition, without limiting the generality of the foregoing or any other provision hereof, Airways hereby waives, in accordance with Section 2856 of the California Civil Code, all rights and defenses (including, without limitation, all rights and defenses arising out of an election of remedies by the Collateral Trustee or any Holder) that Airways may have because the Additional Secured Obligations are secured by real property. This means, among other things:

               (i) any Holder may act against Airways under the Collateral Trust Agreement without first foreclosing on any real or personal property collateral pledged to or for the benefit of the Collateral Trustee or any Holder; and

               (ii) if any Holder forecloses on any real property collateral pledged by the Company:

                      (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and

                      (B) any Holder may collect from Airways even if any Holder, by foreclosing on the real property collateral, has destroyed any right Airways may have to collect from the Company.

This is an unconditional and irrevocable waiver of any rights and defenses Airways may have because the Additional Secured Obligations are secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure (or any similar laws in any other jurisdiction). In accordance with Section 16 below, this Agreement shall be governed by, and shall be construed and enforced in accordance with, the internal laws (as opposed to the conflicts of laws provisions other than those contained in New York General Obligations Law Section 5-1401) and decisions of the State of New York. This Section 4(b) and other referenced provisions of California law are included solely out of an abundance of caution, and shall not be construed to mean that any of the referenced provisions of California law are in any way applicable to this Agreement or to any of the Additional Secured Obligations.

     (c) The Holders are hereby authorized, without notice or demand and without affecting the liability of Airways hereunder, from time to time, (i) to renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, all or any part of the Additional Secured Obligations, or to otherwise modify, amend or change the terms of any of the Transaction Documents; (ii) to accept partial payments on all or any part of the Additional Secured Obligations; (iii) to take and hold security or collateral for the payment of all or any part of the Additional Secured Obligations, this Agreement, or any other guaranties of all or any part of the Additional Secured Obligations or other liabilities of the Company,
          (iv) to exchange, enforce, waive and release any such security, collateral or guaranties; (v) to apply such security or collateral and direct the order or manner of sale thereof as in their reasonable discretion they may determine; and (vi) to settle, release, exchange, enforce, waive, compromise or collect or otherwise liquidate all or any part of the Additional Secured Obligations, this Agreement, any other guaranty of all or any part of the Additional Secured Obligations, and any security or collateral for the Additional Secured Obligations or for any such guaranty. Any of the foregoing may be done in any manner, without affecting or impairing the Obligations of Airways hereunder.

     5.   Representations and Warranties.  Airways hereby represents and
          ------------------------------
warrants to the Holders that each of the following statements is true, correct and complete:

     (a) Airways (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation,
          (ii) has the power and authority to own its properties and assets and to transact the businesses in which it presently is, or proposes to be, engaged and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where it presently is, or proposes to be, engaged in business, except in jurisdictions where the failure to be so qualified, authorized or in good standing has not had and could not reasonably be expected to have a Material Adverse Effect;

     (b) Airways has all requisite power and authority to enter into, deliver and perform its obligations under each of the Transaction Documents to which it is a party and to consummate the transactions contemplated thereby. All corporate action necessary for the execution, delivery and performance by Airways of any of the Transaction Documents has been taken;

     (c) Each of the Transaction Documents to which Airways is a party has been duly authorized by Airways, and this Agreement is, and, when executed and delivered, each other Transaction Document to which Airways is a party will be, a legal, valid and binding obligation of Airways, enforceable in accordance with its terms, except that the enforcement thereof may be subject to
          (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought.

     (d) Airways is not in violation of its certificate of incorporation or bylaws (the "Charter Documents"). The Guarantor is not (i) in violation of any Federal, state, local or foreign statute, law (including, without limitation, common law) or ordinance, or any judgment, decree, rule, regulation or order (collectively, "Applicable Law") of any Governmental Authority other than as disclosed in the Holdings SEC Documents or violations that could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect, or (ii) in breach of or default under any bond, debenture, note or other evidence of indebtedness, indenture, mortgage, deed of trust, lease or any other agreement or instrument to which it is a party or by which it or its property is bound (collectively, "Applicable Agreements"), other than with respect to clause (ii) only, breaches or defaults that could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. There exists no condition that, with the passage of time or otherwise, would (i) constitute a violation of such Charter Documents or Applicable Laws, (ii) constitute a breach of or default under any Applicable Agreement or
          (iii) result in the imposition of any penalty or the acceleration of any indebtedness, other than, with respect to this clause (iii) only, breaches, penalties or defaults that could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. All Applicable Agreements are in full force and effect and are legal, valid and binding obligations, and no default has occurred or is continuing thereunder, other than such defaults that could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     (f) No consent, authorization, permit, notice or filing is required in connection with the execution, delivery and performance of this Agreement, any Transaction Document to which Airways is a party or the continuing operations of Airways, except (i) those that have been obtained or made and (ii) filings necessary to create, perfect or retain the perfection or priority of Liens of the Holders against the Collateral.

     (g) The representations and warranties of Airways contained in the Transaction Documents to which it is a party are true and correct.

     (h) Airways has validly submitted to the jurisdiction of the courts of the State of New York and the federal courts located in the City of New York.

     (i) The choice of law of the State of New York to govern this Agreement is valid under the law of the jurisdiction of incorporation of Airways, and a court in such jurisdiction would uphold such choice of law in any suit on this Agreement brought in such court.

     6.   Setoff.  In addition to and not in limitation of all rights of
          ------
offset that any Holder may have under applicable law, upon the occurrence and during the continuance of any Event of Default, and whether or not any Holder has made any demand or the Additional Secured Obligations of the Company or Airways have matured, each Holder shall have the right to appropriate and apply to the payment of the Additional Secured Obligations (a) all deposits and other obligations then or thereafter owing by such Holder to Airways and (b) any moneys, credits or other property belonging to Airways, at any time held by or coming into the possession of such Holder or any of its Affiliates in each case to the extent the same are the subject of the Collateral Trust Agreement.

     7.   Financial Information. The Guarantor hereby assumes responsibility for
          ---------------------
keeping itself informed of the financial condition of the Company an d any and all endorsers and/or guarantors of all or any part of the Additional Secured Obligations, and of all other circumstances bearing upon the risk of non-payment of the Additional Secured Obligations, or any part thereof, that diligent inquiry would reveal, and Airways hereby agrees that none of the Holders shall have any duty to advise Airways of information known to any of them regarding such condition or any such circumstances. In the event that any Holder, in its sole discretion, undertakes at any time or from time to time to provide any such information to Airways, such Holder shall be under no obligation (a) to undertake any investigation not a part of its regular business routine, (b) to disclose any information which such Holder, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (c) to make any other or future disclosures of such information or any other information to Airways.

     8.   No Marshaling; Reinstatement. The Guarantor consents and agrees that
          ----------------------------
none of the Holders shall be under any obligation to marshal any assets in favor of Airways or any other party or against or in payment of any or all of the Additional Secured Obligations. The Guarantor further agrees that, to the extent that the Company, Airways or any guarantor of all or any part of the Additional Secured Obligations makes a payment or payments to any Holder, or such Holder receives any proceeds of Collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to the Company, Airways such other guarantor, or any other Person, or their respective estates, trustees, receivers or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the part of the Additional Secured Obligations which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the time immediately preceding such initial payment, reduction or satisfaction as if such payment or repayment had not been made. The Guarantor hereby agrees that it will indemnify the Holders on demand for all costs and expenses (including without limitation reasonable legal fees) incurred by such parties in connection with such return of a payment or of Collateral proceeds by the Holder.

     9.   Subrogation, Contribution, Etc.  Until the Additional Secured
          ------------------------------
Obligations have been paid in full in cash, Airways hereby agrees not to assert
(a) any claim, right or remedy, direct or indirect, that Airways now has or may hereafter have against the Company or any of its assets in connection with the performance of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute (including, without limitation, under Section 509 of the Bankruptcy Code or Section 2847, 2848 or 2849 of the California Civil Code), under common law or otherwise and including without limitation (i) any right of subrogation, reimbursement or indemnification that Airways now has or may hereafter have against the Company, (ii) any right to enforce, or to participate in, any claim, right or remedy that any Holder now has of may hereafter have against the Company and (iii) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Holder, and (b) any right of contribution Airways may have against any guarantor of all or any part of the Additional Secured Obligations (including, without limitation, any such right of contribution under Section 2848 of the California Civil Code). The Guarantor further agrees that, to the extent the foregoing agreement with respect to its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification Airways may have against the Company or against any collateral or security, and any rights of contribution Airways may have against any guarantor, shall be subordinated to the payment of the Additional Secured Obligations as set forth in Section 10.

     10.  Subordination.  Airways agrees that any and all claims of Airways
          -------------
against the Company, any endorser or any guarantor of all or any part of the Additional Secured Obligations, or against any of their respective properties, shall be subordinate and subject in right of payment to the prior payment, in full and in cash, of all Additional Secured Obligations; provided, that the Company may make payments to the Airways at any time or times when the Company does not have any outstanding Additional Secured Obligations which are then due and payable. Notwithstanding any right of Airways to ask, demand, sue for, take or receive any payment from the Company, all rights, liens and security interests of Airways, whether now or hereafter arising and howsoever existing, in any assets of the Company (whether constituting part of the security or collateral given to any Holder to secure payment of all or any part of the Additional Secured Obligations or otherwise) shall be and hereby are subordinated to the rights of the Holders in those assets. Except as permitted by the Note Agreement, Airways shall have no right to possession of any such asset or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all of the Additional Secured Obligations shall have been fully performed or paid in cash. If all or any part of the assets of the Company, or the proceeds thereof, are subject to any distribution, division or application to the creditors of the Company, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of the Company is dissolved or if (except as permitted by the Note Agreement) substantially all of the assets of the Company are sold, then, and in any such event, any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any Indebtedness of the Company to Airways ("Company Indebtedness") shall be paid or delivered directly to the Holders for application on any of the Additional Secured Obligations, due or to become due, until the Additional Secured Obligations shall have first been fully paid in cash. Airways irrevocably authorizes and empowers each Holder to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor and to make and present for and on behalf of Airways such proofs of claim and take such other action, in the Holder's own name or in the name of Airways or otherwise, as such Holder may deem necessary or advisable for the enforcement of this Agreement. Each Holder may vote such proofs of claim in any such proceeding, receive and collect any and all dividends or other payments or disbursements made on Company Indebtedness in whatever form the same may be paid or issued and apply the same on account of any of the Additional Secured Obligations. Subject to the provisos to the first sentence of this Section 10, should any payment, distribution, security or instrument or proceeds thereof be received by Airways upon or with respect to the Company Indebtedness prior to the performance or payment in full in cash of all of the Additional Secured Obligations, Airways shall receive and hold the same in trust, as trustee, for the benefit of the Holders, and shall forthwith deliver the same to the Holders, in precisely the form received (except for the endorsement or assignment of Airways where necessary), for application to any of the Additional Secured Obligations, due or not due, and, until so delivered, the same shall be held in trust by Airways as the property of the Holders. If Airways fails to make any such endorsement or assignment to the Holders, the Required Holders or any of their respective officers or employees are hereby irrevocably authorized to make the same. Airways agrees that until the Additional Secured Obligations have been performed and paid in full in cash, Airways will not assign or transfer to any Person any claim Airways has or may have against the Company.

          11.  Enforcement; Amendments; Waivers.  No delay on the part of any of
               --------------------------------
the Holders in the exercise of any right or remedy arising under this Agreement, the Note Agreement, any of the other Transaction Documents or otherwise with respect to all or any part of the Additional Secured Obligations, the Collateral or any other guaranty of or security for all or any part of the Additional Secured Obligations shall operate as a waiver thereof, and no single or partial exercise by any such Person of any such right or remedy shall preclude any further exercise thereof. No modification or waiver of any of the provisions of this Agreement shall be binding upon the Holders, except for such modifications and waivers made in accordance with the Note Agreement. Failure by any of the Holders at any time or times hereafter to require strict performance by the Company, Airways, any guarantor of all or any part of the Additional Secured Obligations or any other Person of any of the provisions, warranties, terms and conditions contained in any of the Transaction Documents now or at any time or times hereafter executed by such Persons and delivered to any Holder shall not waive, affect or diminish any right of such Holder at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of any Holder, or their respective agents, officers or employees, unless such waiver is contained in an instrument in writing, directed and delivered to the Company or Airways, as applicable, specifying such waiver, and is signed by the party or parties necessary to give such waiver under the Note Agreement. No waiver of any Event of Default by any Holder shall operate as a waiver of any other Event of Default or the same Event of Default on a future occasion, and no action by any Holder permitted hereunder shall in any way affect or impair any Holder's rights and remedies or the Additional Secured Obligations of Airways under this Agreement. Any determination by a court of competent jurisdiction of the amount of any principal and/or interest owing by the Company to the any of the Holders shall be conclusive and binding on Airways irrespective of whether Airways was a party to the suit or action in which such determination was made.

          12.  Effectiveness; Termination.  This Agreement shall become
               --------------------------
effective upon its
execution by Airways and shall continue in full force and effect and may not be terminated or otherwise revoked until the Additional Secured Obligations shall have been fully performed or paid in cash (except to the extent Airways is released from its Additional Secured Obligations hereunder in accordance with the Note Agreement). The Guarantor hereby expressly waives the benefits of
Section 2815 of the California Civil Code (or any similar law in any other jurisdiction) purporting to allow a guarantor to revoke a continuing guaranty with respect to any transactions occurring after the date of the guaranty. If, notwithstanding the foregoing, Airways shall have any right under applicable law to terminate or revoke its obligations under this Agreement, Airways agrees that such termination or revocation shall not be effective until a written notice of such revocation or termination, specifically referring hereto, signed by Airways, is actually received by the Holders. Such notice shall not affect the right and power of any Holder to enforce rights arising prior to receipt thereof by the Holders. If any Holder grants any accommodations or takes other action after Airways terminates or revokes this Agreement but before such Holder receives such written notice, the rights of such Holder with respect thereto shall be the same as if such termination or revocation had not occurred.

     13.  Successors and Assigns.  This Agreement shall be binding upon
          ----------------------
Airways and upon its successors and permitted assigns and shall inure to the benefit of the Holders and their respective successors and permitted assigns under the Note Agreement; all references herein to the Company and to Airways shall be deemed to include their respective successors and assigns. The successors of Airways and the Company shall include, without limitation, their respective receivers, trustees or debtors-in-possession.

     14.  Advice of Counsel.  Airways represents and warrants that it has
          -----------------
consulted with its legal counsel regarding all waivers under this Agreement, including without limitation those under Section 4 and Sections 16 through 19 hereof, that it believes that it fully understands all rights that it is waiving and the effect of such waivers, that it assumes the risk of any misunderstanding that it may have regarding any of the foregoing, and that it intends that such waivers shall be a material inducement to the Holders to extend the indebtedness guaranteed hereby.

     15.  Notices. All notices and correspondences hereunder shall be in
          -------
writing and sent by certified or registered mail, return receipt requested, by facsimile transmission or by overnight delivery service, with all charges prepaid, as follows:

     (a)  if to the Holders:

          Boeing Capital Loan Corporation
          c/o Entity Services
          2325-B Renaissance Drive, Suite 8
          Las Vegas, Nevada 89119
          Attention: Ms. Kristine Epps
          Telephone: (702) 740-4244
          Facsimile: (702) 966-4247

          with a copy to:

          Boeing Capital Loan Corporation
          500 Naches Ave. S.W., 3/rd/ Floor
          MC 6Y-11
          Renton, Washington 98055
          Attention: Legal Department
          Facsimile: (425) 393-2903

          with a copy to:

          Sidley & Austin
          555 West Fifth Street
          Los Angeles, Ca 90019
          Attention: Robert W. Kadlec
          Telephone: (213) 896-6000
          Facsimile: (213) 896-6600

(b)       if to Airways, to
          AirTran Airways, Inc.
          9955 AirTran Boulevard
          Orlando, Florida 32827
          Telephone: (407) 251-5600
          Facsimile: (407) 251-5567

          with copies to:

          Smith, Gambrell & Russell, LLP
          Suite 3100
          1230 Peachtree St., NE
          Atlanta, GA 30309
          Attention: Howard E. Turner or John R. Schneider
          Facsimile: (404) 685-6894 or (404) 685-6961

All such notices and correspondence shall be deemed given (i) if sent by certified or registered mail, three Business Days after being postmarked, (ii) if sent by overnight delivery service, when received at the above stated addresses or when delivery is refused and (iii) if sent by facsimile transmission, upon receipt of such transmission.

          16.  GOVERNING LAW.  THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF
               -------------
THIS AGREEMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAWS PROVISIONS OTHER THAN THOSE CONTAINED IN NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401) AND DECISIONS OF THE STATE OF NEW YORK.

          17.  SUBMISSION TO JURISDICTION.  ALL DISPUTES AMONG AIRWAYS AND THE
               --------------------------
HOLDERS, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK, AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT THE HOLDERS SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST AIRWAYS OR ITS PROPERTY IN ANY LOCATION REASONABLY SELECTED BY THE HOLDERS IN GOOD FAITH TO ENABLE THE HOLDERS TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE HOLDERS. AIRWAYS AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS, SETOFFS OR CROSS-CLAIMS IN ANY PROCEEDING BROUGHT BY THE HOLDERS. AIRWAYS WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE HOLDERS HAVE COMMENCED A PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.

          18.  JURY TRIAL.  AIRWAYS, THE HOLDERS EACH HEREBY WAIVE ANY RIGHT TO
               ----------
A TRIAL BY JURY.  INSTEAD, ANY DISPUTES WILL BE RESOLVED IN A BENCH TRIAL.

          19.  LIMITATION OF LIABILITY.  NONE OF THE HOLDERS SHALL HAVE ANY
               -----------------------
LIABILITY TO AIRWAYS (WHETHER SOUNDING IN TORT, CONTRACT, OR OTHERWISE) FOR LOSSES SUFFERED BY THE GUARANTOR OR ITS SUBSIDIARIES, AND THE GUARANTOR HEREBY WAIVES AND RELEASES ANY CLAIMS, IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO THE TRANSACTIONS OR RELATIONSHIPS CONTEMPLATED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION HEREWITH, UNLESS IT IS DETERMINED BY A FINAL AND NONAPPEALABLE JUDGMENT OR COURT ORDER BINDING ON ANY SUCH HOLDER, THAT THE LOSSES WERE THE RESULT OF ACTS OR OMISSIONS CONSTITUTING GROSS NEGLIGENCE, WILLFUL MISCONDUCT, BREACH OF CONTRACT OR KNOWING OR GROSSLY NEGLIGENT VIOLATIONS OF APPLICABLE REQUIREMENTS OF LAW. AIRWAYS AGREES NOT TO ASSERT ANY CLAIM AGAINST ANY OF ANY HOLDER ON ANY THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING OUT OF, OR IN ANY WAY IN CONNECTION WITH, THE COMMITMENTS, THE OBLIGATIONS OR ANY OTHER MATTERS GOVERNED BY THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS.

          20.  Severability.  Wherever possible, each provision of this
               ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          21.  Collateral.  Airways hereby acknowledges and agrees that its
               ----------
Additional Secured Obligations under this Agreement are secured pursuant to the terms and provisions of the

Collateral Documents to which it is a party.

          22.  Merger.  This Agreement represents the final agreement of Airways
               ------
with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between Airways and any Holder.

          23.  Construction.
               ------------

          (a) The parties acknowledge that each party and its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments hereto.

          (b) The words "hereof", "herein" and "hereunder" and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

          (c) All references in this Agreement in the singular shall be deemed to include the plural where the context so requires, and vice versa, unless otherwise specified.

          24.  Recourse Only to Security.  To secure payment of Airways'
               -------------------------
obligations under this Agreement, concurrently with the execution of this Agreement, Airways has entered into Collateral Documents pursuant to which Airways has granted to the Collateral Trustee for the benefit of the Holders a security interest in the Collateral. Notwithstanding any provisions in this Agreement to the contrary, the personal liability of Airways to pay the Additional Secured Obligations shall be limited to the Collateral.

          25.  Execution in Counterparts.  This Agreement may be executed in any
               -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                    [REMAINDER OF PAGE INTENTIONALLY BLANK]

          IN WITNESS WHEREOF, this agreement has been duly executed by AirTran Airways, Inc. as of the day and year first set forth above.

                              AIRTRAN AIRWAYS, INC.
                              a Delaware corporation



                              By:___________________________________
                              Name:  Steven A. Rossum
                              Title: Vice President and Treasurer


Acknowledged and agreed to
as of the 12/th/ day of April, 2001

BOEING CAPITAL LOAN CORPORATION,
AS THE INITIAL PURCHASER


By:
Name:
Title:

                                   EXHIBIT F

                                FORM OF OPINION

                                April 12, 2001



To the Persons
Listed on Schedule A Hereto

Ladies and Gentlemen:

          We have acted as special counsel to AirTran Holdings, Inc., a Nevada corporation ("Holdings"), AirTran Airways, Inc., a Delaware corporation
              --------
("Airways"), and AirTran Airways 717 Leasing Corporation, a Delaware corporation
---------
("717 Leasing"), in connection with that certain Purchase Agreement, dated as of
  -----------
April 12, 2001, by and among Holdings, Airways and Boeing Capital Loan Corporation (the "Purchase Agreement") and the transactions contemplated thereby
                  ------------------
and that certain Note Agreement, dated as of April 12, 2001, by and between Holdings and each of the Purchasers Named in the Purchaser Schedule attached thereto (the "Holdings Note Agreement") and the transactions contemplated
              -----------------------
thereby. This opinion is rendered to you at the request of Holdings and Airways pursuant to Section 3.4(a) of the Note Agreement and Section 9(a)(viii)(E) of the Purchase Agreement. Capitalized terms used herein without definition have the same meanings as in the Purchase Agreement and/or the Note Agreement.

          In our capacity as special counsel, we have examined originals, or copies certified or otherwise identified to our satisfaction, of the following documents:

          (a)  The Purchase Agreement;

          (b)  The Indenture;

          (c)  The Series A Notes issued pursuant to the Purchase Agreement;

          (d)  The Collateral Support Agreement;

[X]To the Persons
Listed on Schedule A Hereto
April 12, 2001
Page 2



          (e)  The Issuer Pledge and Security Agreement;

          (f)  The Collateral Trust Agreement;

          (g)  The Warrant Agreement;

          (h)  The Warrants;

          (i)  The Note Registration Rights Agreement;

          (j)  The Warrant and Convertible Note Registration Rights Agreement;

          (k)  The Aircraft Mortgage and Security Agreement;

          (l)  The Mortgage;

          (m)  The Holdings Note Agreement;

          (n) The Series A Notes issued pursuant to the Holdings Note Agreement --- (the "Holdings Series A Notes"); and
                      ----------------------

          (o) The Series B Notes issued pursuant to the Holdings Note Agreement --- (the "Holdings Series B Notes").
                     -----------------------

          The documents referred to in clauses (a) through (p) above are collectively referred to herein as the "Transaction Documents."
                                        ---------------------

          We have also examined the originals, photocopies or conformed copies of such records of Holdings and Airways and such agreements and certificates of public officials, certificates of officers and representatives of such parties and such other documents as we have deemed relevant and necessary as a basis for the opinion hereinafter expressed. In all our examinations of documents, we have assumed the genuineness of all signatures on original documents, the authenticity of all documents submitted to us as originals, the conformity to the originals of all copies submitted to us as conformed or photocopies, and the authenticity of the originals of such latter documents. As to various questions of fact material to our opinion, we have relied, without independent investigation or verification thereof, upon statements of representatives of Holdings, Airways and 717 Leasing and others, upon representations of Holdings, Airways and 717 Leasing and others contained in the Transaction Documents, and upon certificates of officers of Holdings,

[X]To the Persons
Listed on Schedule A Hereto
April 12, 2001
Page 3


Airways and 717 Leasing and certificates of public officials. We also have assumed (i) the valid authorization, execution, and delivery of the Transaction Documents by all parties thereto (other than Holdings and Airways), (ii) that except as expressly set forth in paragraphs 1 and 2 below, each party to the Transaction Documents is validly existing and is in good standing under the laws of the jurisdiction of its organization with the corporate or other organizational power to perform its obligations thereunder, (iii) that each of the Transaction Documents constitutes the legal, valid and binding obligation of each party thereto (other than Holdings, Airways or 717 Leasing), enforceable against each such other party in accordance with its terms, (iv) that all parties to the Transaction Documents will at all times act in a commercially reasonable manner, in good faith and in compliance with the implied covenant of good faith and fair dealing, (v) that the Mortgage and any Financing Statements give a correct address of the Collateral Trustee from which information concerning the purported security interest perfected thereby may be obtained,
(vi) that Airways has rights in the Mortgaged Property in which Airways purports to grant a security interest to the Collateral Trustee, and (vii) that each of Airways, Holdings, 717 Leasing has rights in the Collateral in which such party purports to grant a security interest to the Collateral Trustee under any Transaction Documents.

          Subject to the foregoing and the other matters set forth herein, it is our opinion that, as of the date hereof:

     1. Holdings is validly existing and in good standing under the Nevada Revised Statutes (the "NRS"). As used in this paragraph, "good standing" means
                       ---
that all required filings and registrations have been made under the applicable filing and annual registration provisions of the NRS and that any filing fees due and payable thereunder have been paid. Holdings has the corporate power and authority (i) to own, lease and operate its properties and to conduct its business as described in the Holdings SEC Documents and the Purchase Agreement,
(ii) to execute, deliver and perform the Purchase Agreement, Holdings Note Agreement, the Warrant and Convertible Notes Registration Rights Agreement, the Warrant Agreement, and the Collateral Documents to which it is a party and (iii) to issue, deliver and sell the Holdings Series A Notes and the Holdings Series B Notes as contemplated by the Holdings Note Agreement and the Warrants as contemplated by the Purchase Agreement.

     2. Airways is validly existing and in good standing under the Delaware General Corporation Law (the "DGCL"). As used in this paragraph, "good standing"
                              ----
means that all required filings and registrations have been made under the applicable filing and annual registration provisions of the DGCL and that any filing fees due and payable thereunder have been paid. Airways has the corporate power and authority (i) to own, lease and operate its properties and to conduct its business as described in the Holdings SEC Documents, the Purchase Agreement and the Indenture, (ii) to execute, deliver and perform the Purchase Agreement, Indenture, the Note Registration Rights Agreement, the Collateral Documents to which it is a party, the Collateral

[X]To the Persons
Listed on Schedule A Hereto
April 12, 2001
Page 4


   Support Agreement, and (iii) to issue, deliver and sell the Series A Notes as contemplated by the Purchase Agreement and the Indenture.

     3. Each of Holdings and Airways is in good standing in each jurisdiction identified on Schedule B hereto, which are those jurisdictions identified to us by Holdings and Airways as jurisdictions where the ownership, leasing or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have, singly or in the aggregate, a Material Adverse Effect (taking into account in determining materiality, the opinions of officers and other representatives of Holdings and Airways). As used in this paragraph, "good standing" means that all required filings and registrations have been made under the applicable filing and annual registration provisions of the applicable business corporation statutes and that any filing fees due and payable thereunder have been paid.

     4.   The capitalization of Holdings is as follows:

          Preferred Stock.  Five million (5,000,000) shares of preferred stock,
          ---------------
     and, to the best of our knowledge, none of such shares of preferred stock have been issued prior to the date hereof; and

          Common Stock.  One billion (1,000,000,000) shares of Common Stock, par
          ------------
     value of one-tenth of one cent ($.001) per share (the "Common Stock"), and,
                                                            ------------
     to the best of our knowledge, 66,583,000 shares of such Common Stock , as of March 31, 2001, were issued and are outstanding.

     5. To the best of our knowledge, all of the issued and outstanding shares of capital stock of Airways have been duly and validly authorized and are fully paid and nonassessable, and are owned by Holdings, directly or indirectly, free and clear of any Lien.

     6. To the best of our knowledge, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments for sale or Liens related to or entitling any person to purchase or otherwise acquire any shares of the capital stock of, or other ownership interest in Holdings or Airways other than the Warrants, the Holdings Series B Notes and as disclosed in the Holdings SEC Documents (except for subsequent issuances, if any, as contemplated by employee stock options and benefit plans referred to in the Holdings SEC Documents).

     7. No authorization, approval, consent or order of, or filing with, any Governmental Authority of the State of New York, the United States (other than as may be required under the securities or blue sky laws of the various states, as to which we express no opinion), or under the DGCL or the NRS is required for the issuance and sale of the Series A Notes, Warrants,

[X]To the Persons
Listed on Schedule A Hereto
April 12, 2001
Page 5


   Holdings Series A Notes or Holdings Series B Notes pursuant to the Purchase Agreement, the Warrant Agreement or the Holdings Note Agreement, respectively.

     8. Indenture has been duly authorized, executed and delivered by Airways, and, assuming due authorization, execution and delivery by the Indenture Trustee, constitutes a valid and binding agreement of Airways, enforceable against Airways in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent conveyances and transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) (which limitations are hereinafter collectively referred to as the "Enforceability
                                                             --------------
Exceptions").
----------

     9. The Purchase Agreement has been duly authorized, executed and delivered by Holdings and Airways and constitutes a valid and binding agreement of each of Holdings and Airways enforceable against each of Holdings and Airways in accordance with its terms, except as enforcement may be limited as described in the Enforceability Exceptions.

     10. The Holdings Note Agreement has been duly authorized, executed and delivered by Holdings and constitutes a valid and binding agreement of Holdings enforceable against Holdings in accordance with its terms, except as enforcement may be limited as described in the Enforceability Exceptions.

     11. The Warrant Agreement has been duly authorized, executed and delivered by Holdings and, assuming due authorization, execution and delivery by the Warrant Agent, constitutes a valid and binding agreement of Holdings enforceable against Holdings in accordance with its terms, except as enforcement may be limited as described in the Enforceability Exceptions.

     12. The Collateral Support Agreement has been duly authorized and, when the Holdings Series A Notes and Holdings Series B Notes are executed and authenticated in accordance with the provisions of the Note Agreement and delivered to and paid for by the Purchasers thereof in accordance with the terms of the Note Holdings Agreement, will be entitled to the benefits of the Holdings Note Agreement and will constitute a valid and binding obligation of Airways, enforceable against Airways in accordance with its terms, except as enforcement may be limited as described in the Enforceability Exceptions.

     13. The Note Registration Rights Agreement has been duly authorized, executed and delivered by Airways and, assuming due authorization, execution and delivery by the Initial Purchasers, constitutes a valid and binding agreement of Airways, enforceable against Airways in accordance with its terms, except as enforcement may be limited as described in the

[X]To the Persons
Listed on Schedule A Hereto
April 12, 2001
Page 6



   Enforceability Exceptions and except as rights of indemnification and contribution thereunder may be limited by applicable law.

     14. The Warrant and Convertible Note Registration Rights Agreement has been duly authorized, executed and delivered by Holdings and, assuming due authorization, execution and delivery by the Purchasers under the Holdings Note Agreement and the Initial Purchasers under the Purchase Agreement, constitutes a valid and binding agreement of Holdings, enforceable against Holdings in accordance with its terms, except as enforcement may be limited as described in the Enforceability Exceptions and except as rights of indemnification and contribution thereunder may be limited by applicable law.

     15. The Series A Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement, will be entitled to the benefits of the Indenture and will constitute valid and binding obligations of Airways, enforceable against it in accordance with their terms, except as enforcement may be limited as described in the Enforceability Exceptions.

     16. The Airways Series B Senior Notes have been duly authorized by Airways and, when issued, authenticated and delivered in accordance with the terms of the Indenture and delivered in the Exchange Offer contemplated by the Note Registration Rights Agreement, will be entitled to the benefits of the Indenture and will constitute valid and binding obligations of Airways, enforceable in accordance with their terms, except as enforcement may be limited as described in the Enforceability Exceptions.

     17. The Airways Series C Senior Notes have been duly authorized by Airways and, when issued, authenticated and delivered in accordance with the terms of the Indenture and delivered upon conversion of the Airways Series A Notes, will be entitled to the benefits of the Indenture and will constitute valid and binding obligations of Airways, enforceable in accordance with their terms, except as enforcement may be limited as described in the Enforceability Exceptions.

     18. The Airways Series D Senior Notes have been duly authorized by Airways and, when issued, authenticated and delivered in accordance with the terms of the Indenture and when delivered either (a) in the Exchange Offer contemplated by the Note Registration Rights Agreement or (b) upon conversion of the Airways Series B Notes, will be entitled to the benefits of the Indenture and will constitute valid and binding obligations of Airways, enforceable in accordance with their terms, except as enforcement may be limited as described in the Enforceability Exceptions.

     19. The Holdings Series A Notes and Holdings Series B Notes have been duly authorized

[X]To the Persons
Listed on Schedule A Hereto
April 12, 2001
Page 7


   and, when executed in accordance with the provisions of the Holdings Note Agreement and delivered to and paid for by the Purchasers thereof in accordance with the terms of the Holdings Note Agreement, will be entitled to the benefits of the Holdings Note Agreement and will constitute valid and binding obligations of Holdings, enforceable against it in accordance with their terms, except as enforcement may be limited as described in the Enforceability Exceptions.

     20. Each of the Collateral Trust Agreement, the Aircraft Mortgage and Security Agreement, the Issuer Pledge and Security Agreement, and the Mortgage has been duly authorized, executed and delivered by Airways and, assuming due authorization, execution and delivery by the Collateral Trustee, constitutes a valid and binding agreement of each of Airways and 717 Leasing, enforceable against each of Airways and 717 Leasing in accordance with their terms, except as enforcement may be limited as described in the Enforceability Exceptions.

     21. The shares of Common Stock issuable upon conversion of the Convertible Notes when and if issued, upon such conversion in accordance with the Convertible Note and the Holdings Note Agreement, will be duly issued, fully paid and nonassessable. The shares of Common Stock issuable upon exercise of the Warrants when and if issued, upon such exercise and payment of the exercise price in accordance with the Warrant Agreement and the Warrant, will be duly issued, fully paid and nonassessable.

     22. Assuming the accuracy of the representations, warranties and covenants of the Initial Purchasers set forth in the Purchase Agreement and the Purchasers set forth in the Note Agreement, (i) no registration of the Series A Notes, the Holdings Series A Notes, the Holdings Series B Notes, the Collateral Support Agreement, the Warrants under the Securities Act of 1933, as amended (the "Securities Act"), is required and (ii) no qualification of the Indenture under
 --------------
the Trust Indenture Act of 1939, as amended (the "TIA"), is required, in each
                                                  ---
case in connection with the offer, sale and delivery of the Holdings Series A Notes, the Holdings Series B Notes, Collateral Support Agreement, the Series A Notes or the Warrants.

     23. Neither the execution and delivery by Airways of the Transaction Documents to which it is a party, nor the consummation by Airways of the transactions contemplated thereby: (a) violates Airway's Charter Documents, (b) violates any law or regulation (including any applicable order or decree of any Governmental Authority) of the United States or of the State of New York, known to us as applicable to Airways, the violation of which would result in a Material Adverse Effect (taking into account in determining materiality, the opinions of officers and other representatives of Airways); (c) to the best of our knowledge, conflicts with or results in the breach or termination of, constitutes a default under or accelerates or permits the acceleration of any performance required by any indenture, mortgage, deed of trust, lease, agreement or other instrument known to us to which Airways is a party or by which Airways or

[X]To the Persons
Listed on Schedule A Hereto
April 12, 2001
Page 8


     any of the property of Airways is bound; (d) to the best of our knowledge, results in the creation or imposition of any Lien upon any of the assets of Airways (except for the Liens created by the Transaction Documents, Permitted Liens and Identified Liens); or (e) requires the consent or approval of, or, except for (A) the filings referred to in paragraph 27 hereof and (B) the filing of the Aircraft Mortgage and Security Agreement in the aircraft registry maintained by the Federal Aviation Administration in Oklahoma City, Oklahoma, any filing or registration with, any Governmental Authority of the United States or of the State of New York.

       24. Neither the execution and delivery by Holdings of the Transaction Documents to which it is a party, nor the consummation by Holdings of the transactions contemplated thereby: (a) violates Holding's Charter Documents, (b) violates any law or regulation (including any applicable order or decree of any Governmental Authority) of the United States or of the State of New York, known to us as applicable to Holdings, the violation of which would result in a Material Adverse Effect (taking into account in determining materiality, the opinions of officers and other representatives of Holdings); (c) to the best of our knowledge, conflicts with or results in the breach or termination of, constitutes a default under or accelerates or permits the acceleration of any performance required by any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Holdings is a party or by which Holdings or any of the property of Holdings is bound; (d) to the best of our knowledge, results in the creation or imposition of any Lien upon any of the assets of Holdings (except for the Liens created by the Transaction Documents, Permitted Liens and Identified Liens); or (e) requires the consent or approval of, or, except for
(A) the filings referred to in paragraph 27 hereof and (B) the filing of the Aircraft Mortgage and Security Agreement in the aircraft registry maintained by the Federal Aviation Administration in Oklahoma City, Oklahoma, any filing or registration with, any Governmental Authority of the United States or of the State of New York.

       25. To the best of our knowledge, (i) neither of Holdings nor Airways is in violation of its respective Charter Documents and (ii) Holdings has filed all material contracts required to be filed with or in connection with the Holdings SEC Documents.

       26. Upon delivery pursuant to the Indenture to the Collateral Trustee of certificates representing the Pledged Shares (as defined in the Issuer Pledge and Security Agreement), together with undated stock powers duly endorsed in blank, and assuming that the Collateral Trustee at all times holds the Pledged Shares and that the Collateral Trustee takes possession of the Pledged Shares in good faith and without notice of any adverse claim (as such term is used in Section 8-302 of the UCC in effect in the State of New York), the Issuer Pledge and Security Agreement creates a valid and perfected security interest in the Pledged Shares in favor of the Collateral Trustee, on behalf of and for the benefit of the holders of Holdings Series A Notes, the Holdings Series B Notes and the Series A Notes, subject to no other equal or prior consensual

[X]To the Persons
Listed on Schedule A Hereto
April 12, 2001
Page 9


    security interest which can be perfected under the UCC in favor of any other person except as set forth in the Collateral Trust Agreement.

       27. The provisions of the Issuer Pledge and Security Agreement are sufficient to grant to the Collateral Trustee on behalf of the Holders of Secured Debt (as defined in the Collateral Trust Agreement) a security interest in all right, title and interest of Airways in the Collateral. Assuming that the "Financing Statements" have been filed in the "Filing Offices" and have not subsequently been released, terminated or modified, the Collateral Trustee's security interest in the Collateral has been perfected to the extent such security interest may be perfected under the (New York) Uniform Commercial Code by the filing of the Financing Statements.

       28. The Mortgage is in proper form to create a valid lien under Florida law in favor of the Collateral Trustee upon the interest of Airways in the real property described therein. The recordation of the Mortgage in the "Official Records" of the county where the premises described therein are located is the only recordation of filing necessary to give constructive notice of such lien to subsequent purchasers and mortgages of the real property described therein.

       29. Assuming the accuracy of the representations of Holdings and Airways in the Transaction Documents as to the use of the proceeds of the transactions contemplated thereby, neither the consummation of the transactions contemplated by the Purchase Agreement, the Holdings Note Agreement nor the sale, issuance, execution or delivery of the Series A Notes, Holdings Series A Notes or Holdings Series B Notes will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

       30. To the best of our knowledge, neither Holdings nor Airways is an "investment company" registered or required to be registered as an "investment company" under the Investment Company Act of 1940, as amended.

       31. To the best of our knowledge, neither Holdings nor Airways is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

       32. The Indenture complies as to form in all material respects with the requirements of the TIA and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder. It is not necessary in connection with the offer, sale and delivery of the Series A Notes to the Initial Purchasers in the manner contemplated by the Purchase Agreement or in connection with the Exempt Resales to qualify the Indenture under the TIA.

            Although we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Holdings 10-K or the

[X]To the Persons
Listed on Schedule A Hereto
April 12, 2001
Page 10


exhibits thereto and, taking into account in determining materiality, the opinions of officers and other representatives of Holdings, in the course of our participation in the preparation by Holdings of the Holdings 10-K prior to the date hereof, no facts have come to our attention which would cause us to believe that the Holdings 10-K as of the date thereof, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that we express no opinion or belief regarding the financial statements and related schedules and other financial and statistical data contained in the Holdings 10-K).

          The opinions expressed above are subject to the following additional assumptions, qualifications, limitations and exceptions: (a) with respect to the good standing or due qualification of Holdings and Airways to transact business as a foreign corporation in any state, the opinions herein are given exclusively in reliance upon certificates and other written statements of public officials from such states to such effect; (b) no opinion is expressed herein with respect to the enforceability of any provision of the Transaction Documents providing for (i) indemnification for or contribution with respect to securities laws liabilities to the extent that the enforceability of such provisions may be limited by applicable federal and state securities laws and general principles of public policy; (ii) any waiver of the right to jury trial or service with process by service upon a designated third party or (iii) any waiver of any other constitutional or statutory right; (c) no opinion is expressed herein as to the right, title or interest of any party in or to any of the Collateral or, except as expressly provided in paragraphs 26 and 27 above, as to the perfection or priority of any security interest or lien on the Collateral; (d) in connection with the provisions of the Transaction Documents whereby Holdings or Airways submits to the jurisdiction of (i) the United States District Court for the Southern District of New York, we note the limitations of 28 U.S.C. (S)(S) 1331 and 1332 on Federal court jurisdiction, and we also note that such submissions cannot supersede such court's discretion in determining whether to transfer an action from one Federal court to another under 28 U.S.C. (S) 1404(a) and (ii) the New York courts in New York County, we note that such submission cannot supersede that court's discretion in determining whether to transfer the place of trial under NYCPLR (S) 510; (e) no opinion is expressed herein as to any law relating to permissible rates of interest or the computation or disclosure of interest or any fraudulent transfer laws; (f) such opinions are subject to the possible unenforceability of provisions requiring indemnification for, or providing exculpation, release or exemption from liability for action or inaction, to the extent such action or inaction involves gross negligence or willful misconduct or to the extent contrary to public policy; (g) such opinions are subject to the possible unenforceability of waivers or advance consents that have the effect of waiving statutes of limitations, marshaling of assets or similar requirements and to the effect of course of dealing, course of performance, or the like that would modify the terms of an agreement or the respective rights or obligations under an agreement; (h) such opinions are subject to the possible unenforceability of provisions that enumerated remedies are not exclusive

[X]To the Persons
Listed on Schedule A Hereto
April 12, 2001
Page 11


or that a party has the right to pursue multiple remedies without regard to other remedies elected or that all remedies are cumulative; (i) such opinions are subject to the effect of laws requiring mitigation of damages, the possible unenforceability of provisions that the provisions of an agreement are severable or that modifications thereto may be made only in writing and the possible unenforceability of provisions permitting the exercise, under certain circumstances, of rights without notice or without providing opportunity to cure failures to perform; (j) the provisions of the Transaction Documents that permit any other party to take actions or to make determinations may be subject to requirements that such actions or determinations be reasonable and taken or made in good faith; (k) the qualification of such opinions for Enforceability Exceptions also includes the following concepts: (A) principles governing the availability of specific performance, injunctive relief and other traditional equitable remedies, (B) principles affording traditional equitable defenses, (C) impracticability or impossibility of performance, (D) the effect of obstruction, failure to perform or otherwise act in accordance with an agreement by any person other than Holding or Airways and (E) unconscionability; (l) we have assumed that the Transaction Documents and the transactions contemplated thereby are not within the prohibitions of Section 405 of the Employee Retirement Income Security Act of 1974; and (m) with respect to Holdings' or Airways' rights in or title to any Collateral, we express no opinion.

          Whenever the opinions expressed above are qualified by the phrase "to the best of our knowledge," the phrase "known to us" or a phrase of similar import, it indicates that, during the course of our representation of the Holdings and Airways, and each of them, in connection with the subject transaction, no facts have come to the attention of lawyers who have directly worked on the subject transaction that would cause us to believe that such opinions are incorrect. The quoted phrases or any phrase of similar import does not include any information not within the current awareness of lawyers who have directly worked on the subject transaction that might be revealed if a canvas of other lawyers in our firm were made, if our firm's files were diligently searched or if any other investigation were made.

          Our opinions expressed in this letter are limited to the federal laws of the United States of America, the laws of the State of New York, the DGCL, the NRS and, as to the opinion in paragraph 28 hereof, the laws of the State of Florida. Our opinions are rendered only with respect to the laws and the rules, regulations and orders under such laws as currently in effect. Although we are not admitted to practice law in the States of New York, Delaware or Nevada, as to the laws of the State of New York and the DGCL and NRS, we have made such examination of such laws as we have deemed necessary to form the basis of this opinion. We have also relied, with your permission, upon the opinion addressed to you of even date herewith of Richard P. Magurno, Senior Vice President and General Counsel of Holdings, Airways and 717 Leasing with respect to matters contained therein to the extent relevant to our opinions herein.

[X]To the Persons
Listed on Schedule A Hereto
April 12, 2001
Page 12


          This opinion is rendered only to the addressees and is solely for the addressees' benefit in connection with the transactions contemplated by the Transaction Documents and may not be relied upon by you for any other purpose, or used, circulated, quoted or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.

                              Very truly yours,

                              SMITH, GAMBRELL & RUSSELL, LLP


                              By:
                                    Howard E. Turner

                                  SCHEDULE A


          Boeing Capital Loan Corporation, as Purchaser of the Holdings Notes c/o Entity Services
          2325-B Renaissance Drive, Suite 8
          Las Vegas, NV 89119

          Boeing Capital Loan Corporation, as Purchaser of the Airways Notes c/o Entity Services
          2325-B Renaissance Drive, Suite 8
          Las Vegas, NV 89119

          Wilmington Trust Company, as Collateral Trustee
          Rodney Square North
          1100 North Market Street
          Wilmington, DE 19890
          Attn.: Corporate Trust Administration

                                  SCHEDULE B

                                QUALIFICATIONS
                                --------------



HOLDINGS
--------

Florida
Georgia
Nevada
New Jersey

AIRWAYS
-------

Delaware
Florida
Georgia
Louisiana
Michigan
Minnesota
New Jersey
New York
North Carolina
Ohio
Pennsylvania
South Carolina
Texas
Virginia

                                  EXHIBIT F-1

                    FORM OF OPINION OF FAA SPECIAL COUNSEL

                                   EXHIBIT G

                           FORM OF AIRCRAFT MORTGAGE

--------------------------------------------------------------------------------


                   AIRCRAFT MORTGAGE AND SECURITY AGREEMENT


                          dated as of April 12, 2001

                                    between


                             AIRTRAN AIRWAYS, INC.


                                      and


                           WILMINGTON TRUST COMPANY,
              not in its individual capacity, except as otherwise
               provided herein, but solely as Collateral Trustee
                                 and Mortgagee


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

ARTICLE I DEFINITIONS                                                                                           4

ARTICLE II [INTENTIONALLY OMITTED]                                                                              4

ARTICLE III [INTENTIONALLY OMITTED]                                                                             4

ARTICLE IV OWNER'S COVENANTS, REPRESENTATIONS AND WARRANTIES                                                    4
 4.01  Liens                                                                                                    4
 4.02  Possession; Operation and Use; Maintenance; Registration; Markings; Spare Parts                          4
 4.03  Inspection                                                                                              13
 4.04  Replacement and Pooling of Parts; Alterations, Modifications, and Additions; Substitution of Engines    13
 4.05  Loss, Destruction, or Requisition; Sale of any Aircraft, Airframe, Engines or Parts                     17
 4.06  Insurance                                                                                               23

ARTICLE V EVENTS OF DEFAULT; REMEDIES                                                                          24
 5.01  Event of Default                                                                                        24
 5.02  Remedies                                                                                                24
 5.03  Return of Aircraft, etc.                                                                                24
 5.04  Remedies Cumulative                                                                                     25
 5.05  Discontinuance of Proceedings                                                                           26
 5.06  Appointment of Receiver                                                                                 26
 5.07  Mortgagee Authorized to Execute Bills of Sale, etc.                                                     26

ARTICLE VI MORTGAGEE'S DUTIES                                                                                  26
 6.01  No Duties Except as Specified in Mortgage or Instructions                                               26
 6.02  No Action Except Under Mortgage or Instructions                                                         27

ARTICLE VII THE MORTGAGEE                                                                                      27
 7.01  Acceptance of Trusts and Duties                                                                         27
 7.02  Absence of Duties                                                                                       27
 7.03  No Representations or Warranties as to Aircraft or Documents                                            27

ARTICLE VIII INDEMNIFICATION                                                                                   28

ARTICLE IX RESIGNATION OF MORTGAGEE; APPOINTMENT OF

  SUCCESSOR                                                                  28


ARTICLE X SUPPLEMENTS AND AMENDMENTS                                         28

ARTICLE XI MISCELLANEOUS                                                     28
   11.01  Termination of Mortgage; Partial Termination of Mortgage           28
   11.02  No Legal Title to Collateral in Holders                            28
   11.03  Sale of Aircraft by Mortgagee Is Binding                           29
   11.04  Mortgage for Benefit of the Company, Mortgagee, and the Holders    29
   11.05  Notices                                                            29
   11.06  Severability                                                       29
   11.07  No Oral Modification or Continuing Waiver                          29
   11.08  Successors and Assigns                                             29
   11.09  Headings                                                           30
   11.10  Normal Commercial Relations                                        30
   11.11  Governing Law; Jurisdiction; Service of Process                    30
   11.12  Counterpart Originals                                              30
   11.13  Bankruptcy                                                         30

Annexes and Schedules

Annex A - Definitions
Annex B - Insurance

Schedule 1 - Description of Airframes and Engines
Schedule 2 - Permitted Countries
Schedule 3 - Locations of Spare Parts
Schedule 4 - Encumbered Engines

AIRCRAFT MORTGAGE AND SECURITY AGREEMENT                                  PAGE 3

                   AIRCRAFT MORTGAGE AND SECURITY AGREEMENT

     This AIRCRAFT MORTGAGE AND SECURITY AGREEMENT dated as of April 12, 2001 (as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof, this "Mortgage"), between AIRTRAN AIRWAYS, INC., a Delaware corporation (the "Company"), and WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity, except as otherwise provided herein, but solely as Collateral Trustee and mortgagee (together with its successors and assigns, in such capacity, "Mortgagee") under this Mortgage for the Holders of the Secured Debt referred to below.

                                   Recitals:

     A. WHEREAS, the Company, the Subsidiary Guarantors (this and other capitalized terms shall have the meanings set forth or incorporated by reference in Article I) and the Indenture Trustee are parties to the Indenture;

     B. WHEREAS, the Company, AirTran Holdings, Inc., a Nevada corporation ("Holdings"), and Boeing Capital Loan Corporation, as initial purchaser, are parties to the Company Note Purchase Agreement;

     C. WHEREAS, Holdings, Mortgagee and the purchasers named therein are parties to the Holdings Note Purchase Agreement;

     D. WHEREAS, the Company, the Subsidiary Grantors, the subsidiaries of the Company listed therein and Mortgagee have entered into the Collateral Trust Agreement to evidence the creation of the Trust Estate;

     E. WHEREAS, in connection with the Indenture, the Company Note Purchase Agreement and the Holdings Note Purchase Agreement, the Company and the other Grantors will, concurrently with the execution of the Collateral Trust Agreement, enter into this Mortgage and the other Security Documents, to secure the Secured Debt on the terms and conditions set forth therein and herein;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company agrees, for the benefit of each Holder, as follows:

                                GRANTING CLAUSE

     NOW, THEREFORE, THIS MORTGAGE WITNESSETH, that, to secure the prompt payment, observance and performance of the Secured Debt, and in consideration of the premises and of the covenants herein, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company hereby grants to Mortgagee (and its successors in trust and assigns), for the security and benefit of the Holders, a first priority security interest in, and a first mortgage Lien on, all the Company's right, title, and interest in, to, and under the following described property, rights, and privileges, whether existing or hereafter acquired (which, collectively, together with all property hereafter specifically subject to the Lien of this Mortgage by the terms hereof or any supplement hereto, are included within, and are referred to as, the "Collateral"):

     (1) the Aircraft, including the Airframes and Engines as more particularly described in Schedule 1, whether or not any such Engine is installed on or attached to an Airframe or any other airframe, including all Parts included within the definitions of "Airframe" or "Engine", including all substitutions, renewals, and replacements of and additions, improvements, accessions, and accumulations to the Airframes and Engines (other than additions, improvements, accessions, and accumulations excluded from the definition of Parts), and all Aircraft Documents;

     (2) the Spare Parts and other equipment and inventory, wherever located, whether now or hereafter existing or acquired, used or useable in connection with the operation and/or maintenance of any Aircraft, any Engine or any B717 Aircraft;

     (3) each Lease Assignment and each assigned Permitted Lease (to the extent assigned under the applicable Lease Assignment), and all rents, maintenance reserves, supplemental rent or other payments of any kind made under such assigned Permitted Lease (collectively, "Rent") (to the extent assigned under such Lease Assignment) and all rights, powers, privileges, options, collateral, and other benefits of the Company under such assigned Permitted Lease, exclusive of, in each case, Excluded Payments;

     (4) any assignable warranty or indemnity, express or implied, as to title, materials, workmanship, design, or patent infringement or related matters with respect to any Airframe, the Engines, the Spare Parts or any other property described in these Granting Clauses, exclusive of, in each case, Excluded Payments;

     (5) all proceeds from the requisition of title to or use of any Aircraft or Engine by any Government Entity, or from any other disposition of an Aircraft by the Company, or from Mortgagee's sale or other disposition of any Aircraft, Airframe or Engine, or other property described in any of these Granting Clauses pursuant to the terms of this Mortgage, and all insurance proceeds with respect to any Aircraft, Airframe or Engine, or any part thereof, but excluding any insurance maintained by the Company and not required under (S) 4.06;

     (6) all rents, revenues, and other proceeds collected by Mortgagee pursuant to (S) 5.03(b), and all money and securities from time to time deposited or required to be deposited with Mortgagee by or for the account of the Company pursuant to any terms of this Mortgage held or required to be held by Mortgagee hereunder; and

     (7)  all proceeds of the foregoing.

     Provided, that notwithstanding any of the foregoing provisions, if no Event of Default exists, (a) Mortgagee shall not take or cause to be taken any action contrary to the Company's right hereunder to quiet enjoyment of the Collateral, and to possess, use, retain, and control the Collateral and all revenues, income, and profits derived therefrom, and (b) the Company shall have the right, to the exclusion of Mortgagee, to exercise in the Company's name all rights and powers under, and to retain any recovery or benefit resulting from the enforcement of, any warranty or indemnity relating to the Collateral, and (c) the Company shall have the right to the exclusion of Mortgagee, with respect to each assigned Permitted Lease, to exercise in the Company's name all rights and powers of the lessor and to retain all Rent and other payments due thereunder.

                                HABENDUM CLAUSE

     To have and to hold all and singular the aforesaid property unto Mortgagee, and its successors and assigns, in trust for the benefit and security of the Holders as provided in the Collateral Trust Agreement, and for the uses and purposes, and subject to the terms and provisions, in this Mortgage.

     Anything herein to the contrary notwithstanding, the Company shall remain liable under the Mortgagee Agreements to perform all of the obligations that it assumes thereunder, except to the extent prohibited or excluded from doing so pursuant to the terms and provisions thereof, and Mortgagee and the Holders shall have no obligation or liability under the Mortgagee Agreements by reason of or arising out of the assignment hereunder, nor shall Mortgagee or the Holders be required or obligated in any manner to perform or fulfill any of the Company's obligations under or pursuant to the Mortgagee Agreements, or, except as herein expressly provided, to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or present or file any claim, or take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     The Company hereby constitutes Mortgagee the true and lawful attorney of the Company, irrevocably, granted for good and valuable consideration and coupled with an interest and with full power of substitution, and with full power (in the name of the Company or otherwise) to ask for, require, demand, receive, compound, and give acquittance for any and all money and claims for money (in each case including Rent and insurance and requisition proceeds) due and to become due under or arising out of the Mortgagee Agreements, and all other property which now or hereafter constitutes part of the Collateral, to endorse any checks or other instruments or orders in connection therewith, and to file any claims or to take any action or to institute any proceedings that Mortgagee deems necessary or advisable in connection with this Mortgage; provided, that Mortgagee shall not exercise any such rights except during the existence of an Event of Default.

     Upon Mortgagee's written request, the Company will promptly and duly execute and deliver (or cause to be duly executed and delivered) any and all such further instruments and documents (including UCC continuation statements) as Mortgagee reasonably deems necessary to perfect, preserve, or protect the mortgage, security interests, and assignments created or intended to be created hereby, or to obtain for Mortgagee the full benefits of the assignment hereunder and of the rights and powers herein granted.

     Any and all property described or referred to in the granting clauses hereof which the Company acquires in the future shall ipso facto, and without any other conveyance, assignment, or act on the part of the Company or Mortgagee, become and be subject to the Lien herein granted as fully and completely as though specifically described herein, but nothing in this paragraph shall modify or change the Company's obligations in the foregoing paragraphs.

     The Company and Mortgagee further agree as follows:

                             ARTICLE I DEFINITIONS

     The terms defined in Annex A, when capitalized as in Annex A, have the same meanings when used in this Mortgage. Annex A also contains rules of usage that control construction in this Mortgage.

                      ARTICLE II [INTENTIONALLY OMITTED]

                      ARTICLE III [INTENTIONALLY OMITTED]

         ARTICLE IV OWNER'S COVENANTS, REPRESENTATIONS AND WARRANTIES

     4.01 Liens

     The Company will not directly or indirectly create, incur, assume, or suffer to exist any Lien on the Aircraft including any Airframe or Engine or any other Collateral, title to any of the foregoing, or any interest of the Company therein, except Permitted Liens. The Company shall promptly, at its own expense, take such action as may be necessary duly to discharge (by bonding or otherwise) any Lien other than a Permitted Lien arising at any time.

     4.02 Possession; Operation and Use; Maintenance; Registration; Markings; Spare Parts

     (a)  General.  Except as otherwise expressly provided herein, the Company
          -------
shall be entitled to operate, use, locate, employ, or otherwise utilize or not utilize any Airframe, Engine or Part in any lawful manner or place in accordance with the Company's business judgment.

     (b)  Possession.  The Company shall not, without Mortgagee's prior written
          ----------
consent, lease or otherwise in any manner deliver, transfer, or relinquish possession of any Aircraft, Airframe or Engine, or install any Engine, or permit any Engine to be installed on any airframe other than the Airframe for which it was purchased except that the Company may, without such prior written consent:

          (1) subject or permit any Permitted Lessee to subject (aa) any Airframe to normal interchange agreements, or (bb) any Engine to normal interchange agreements or pooling agreements or arrangements, in each case customary in the commercial airline industry and entered into by the Company or such Permitted Lessee in the ordinary course of business; provided, that no such agreement or arrangement requires the transfer of title to any such Engine and if the Company's title to any such Engine is divested nonetheless under any such agreement or arrangement, then such Engine shall be deemed to have suffered an Event of Loss as of the date of such divestiture, and the Company shall comply with (S) 4.04(e) in respect thereof;

               (2) deliver or permit any Permitted Lessee to deliver possession of any Aircraft, Airframe, Engine, or any Part (aa) to the manufacturer thereof or to any third-party maintenance provider for testing, service, repair, maintenance, or overhaul work on such Aircraft, Airframe, Engine, or Part, or, to the extent required or permitted by (S) 4.04, for alterations or modifications in or additions to such Aircraft, Airframe, or Engine, or (bb) to any Person for the purpose of transport to a Person referred to in the preceding clause (aa);

               (3) install or permit any Permitted Lessee to install an Engine on an airframe owned by the Company or such Permitted Lessee free and clear of all Liens, except (aa) Permitted Liens and those that do not apply to the Engines, and (bb) the rights of third parties under normal interchange or pooling agreements and arrangements of the type permitted under (S) 4.02(b)(1);

               (4) install or permit any Permitted Lessee to install an Engine on an airframe leased to the Company or such Permitted Lessee, or purchased or owned by the Company or such Permitted Lessee, subject to a security agreement, conditional sale, or other secured financing arrangement, but only if (aa) such airframe is free and clear of all Liens, except (i) the rights of the parties to such lease, or any such secured financing arrangement, covering such airframe, and (ii) Liens of the type permitted by clause (3) of this (S) 4.02(b), and (bb) the Company or Permitted Lessee has received from the lessor, secured party, or conditional seller, in respect of such airframe, a written agreement (which may be a copy of the lease, security agreement, conditional sale agreement, or other agreement covering such airframe), whereby such Person agrees that it will not acquire or claim any right, title, or interest in, or Lien on, such Engine by reason of the installation of such Engine on such airframe at any time while such Engine is subject to the Lien of this Mortgage;

               (5) install or permit any Permitted Lessee to install an Engine on an airframe owned by or leased to the Company or such Permitted Lessee subject to a conditional sale or other security agreement under circumstances where neither clause (3) nor clause (4) of this (S) 4.02(b) applies; provided, that any such installation shall be deemed an Event of Loss with respect to such Engine, and the Company shall comply with (S) 4.04(e) in respect thereof;

               (6) transfer or permit any Permitted Lessee to transfer possession of any Aircraft, Airframe, or Engine to the U.S. Government, in which event the Company shall promptly notify Mortgagee in writing of any such transfer of possession (and, in the case of any transfer pursuant to CRAF, such notification shall identify by name, address, and telephone numbers the Contracting Office Representative or Representatives for the Air Mobility Command of the United States Air Force to whom notices must be given and to whom requests or claims must be made to the extent applicable under CRAF);

               (7) enter into a Wet Lease with respect to any Aircraft or Airframe or any other aircraft on which an Engine may be installed (which shall not be considered a transfer of possession hereunder); provided, that the Company's obligations hereunder shall continue in full force and effect notwithstanding any Wet Lease;

               (8) if no Significant Default or Event or Default exists, and subject to the paragraph immediately following clause (9) below, enter into a lease with respect to any Aircraft, Airframe, or Engine to any Permitted Air Carrier or Permitted Manufacturer who is not then subject to any bankruptcy, insolvency, liquidation, reorganization, dissolution, or similar proceeding and shall not have substantially all of its property in the possession of any liquidator, trustee, receiver, or similar Person; but only if, in the case only of a lease to a Permitted Foreign Air Carrier or non-U.S. Permitted Manufacturer, the Company furnishes Mortgagee a favorable opinion, in form and substance reasonably satisfactory to Mortgagee, of independent counsel, selected by the Company and reasonably satisfactory to Mortgagee, located in the country of domicile of such Permitted Foreign Air Carrier or non-U.S. Permitted Manufacturer, that (aa) the terms of such lease are the legal, valid, and binding obligations of the parties thereto, enforceable under the laws of such jurisdiction, (bb) it is not necessary for Mortgagee to register or qualify to do business in such jurisdiction, if not already so registered or qualified, as a result of the proposed lease, (cc) the validity, priority, and perfection of Mortgagee's Lien in respect of such Aircraft, Airframe, and Engines will be recognized and enforceable in such jurisdiction, (dd) the Laws of such jurisdiction of domicile require fair compensation by the government of such jurisdiction, payable in a currency freely convertible into Dollars, for the loss of title to such Aircraft, Airframe, or Engines in the event of the requisition by such government of such title (unless the Company provides insurance in the amounts required with respect to hull insurance under this Mortgage covering the requisition of title to such Aircraft, Airframe, or Engines by the government of such jurisdiction so long as such Aircraft, Airframe, or Engines are subject to such lease), (ee) such Permitted Air Carrier's or Permitted Manufacturer's agreement that its rights under the lease are subject and subordinate to all the terms of this Mortgage is enforceable against such Permitted Air Carrier or Permitted Manufacturer under applicable law, (ff) there is no strict tort liability imposed on passive lenders or lessors, except such tort liability not of materially greater scope or magnitude than might be imposed on such passive lender or lessor under the prevailing rule among the states of the United States, and except liabilities that the Company or a Permitted Lessee has agreed to insure against at its expense in a manner and to the extent customarily insured by major international air carriers operating in such jurisdiction, and (gg) Mortgagee and the Holders shall not be subjected to any adverse Tax consequences as a result of such lease for which the Company is not required to indemnify such Person, unless the Company agrees to indemnify such Person therefor by means of an indemnity agreement and security therefor reasonably satisfactory to such Person;

          (9) If no Significant Default or Event of Default exists, enter into a lease or sublease with respect to any Aircraft, Airframe or Engine which does not comply with any of clauses (1) through (8) of this (S) 4.02(b) and, in such event, delivery of any such Aircraft, Airframe or Engine under such lease or sublease shall be deemed to constitute an Event of Loss with respect to such Aircraft, Airframe or Engine and the Company shall comply with (S) 4.05(a), in the case of an Aircraft or Airframe, or (S) 4.04(e), in the case of an Engine, in each case prior to or concurrently with the commencement of such lease or sublease.

provided, that (1) the rights of any transferee who receives possession by reason of a transfer permitted by this (S) 4.02(b) (other than by a transfer of an Aircraft, Airframe or Engine which is deemed an Event of Loss) shall be subject and subordinate to this Mortgage and to Mortgagee's rights, powers and remedies hereunder, including (x) Mortgagee's right to repossess such Aircraft pursuant to (S) 5.02, (y) Mortgagee's right to terminate and avoid such lease, delivery, transfer or relinquishment of possession if an Event of Default exists, and (z) the right to require such Person to deliver the applicable Aircraft, Airframe, and Engines subject to such transfer forthwith if an Event of Default exists, (2) the Company shall remain primarily liable for the performance this Mortgage and all the terms and conditions of this Mortgage shall remain in effect, and (3) no lease or transfer of possession otherwise in compliance with this (S) 4.02(b) shall (aa) result in any registration or reregistration of an Aircraft (except to the extent permitted by (S) 4.02(e)) or the maintenance, operation, or use thereof except in compliance with (S) 4.02(c) and (S) 4.02(d), or (bb) permit any action not permitted to the Company hereunder.

     In the case of any lease permitted under this (S) 4.02(b) (other than a lease of an Aircraft, Airframe or Engine that is deemed an Event of Loss), the Company will include in such lease appropriate provisions which (x) make such lease expressly subject and subordinate to this Mortgage, including Mortgagee's right to avoid such lease in the exercise of its rights to repossession of the applicable Airframe and Engines hereunder; (y) require the Permitted Lessee to comply with (S) 4.06, to the extent that the Company does not obligate itself therein to do so; and (z) require that the Airframe or any Engine subject thereto be used in accordance with the limitations applicable to the Company's possession and use provided in this Mortgage and provide for the maintenance and inspection of the Aircraft in the same manner in all material respects as the applicable provisions of this Mortgage. No lease permitted under this (S) 4.02(b) shall be entered into unless (i) the Company provides written notice to Mortgagee (such notice in the event of a lease to a U.S. Air Carrier to be given promptly after entering into any such lease, and, in the case of a lease to any other Permitted Air Carrier or a Permitted Manufacturer, 10 days in advance of entering into such lease); (ii) the Company furnishes to Mortgagee evidence reasonably satisfactory to Mortgagee that the insurance required by (S) 4.06 is in effect; (iii) all necessary documents are duly filed, registered, or recorded in such public offices as may be required fully to preserve the first-priority security interest (subject to Permitted Liens) of Mortgagee in such Aircraft under this Mortgage; (iv) no Permitted Lessee may sublease any Airframe or any Engine, except that a Permitted Manufacturer may sublease to any Permitted Lessee to whom a lease would be permitted under this (S) 4.02; provided that (A) such sublease shall not permit any sub-subleasing of such Aircraft, such Airframe, or any Engine (and the Company shall ensure that the same does not occur), (B) such sublease shall be assigned to the Company to secure such Permitted Manufacturer's obligations under its lease, and (C) the Company shall comply, and shall cause such sublease to comply, with all requirements of this
(S) 4.02 as if such sublease were a direct lease from the Company to the sublessee; (v) the

Permitted Lessee shall not be eligible to assert, or shall have effectively waived, any right to sovereign immunity; and (vi) Mortgagee receives evidence that all necessary approvals from any Government Entity required for such Airframe or any Engine or engine (as applicable) to be imported to and, to the extent reasonably obtainable and reasonably requested, exported from the applicable country of domicile upon repossession of such equipment by Mortgagee shall have been obtained prior to the importation of the imported item(s) under any such Permitted Lease. The Company shall reimburse Mortgagee for its reasonable out-of-pocket fees and Expenses (including reasonable fees and disbursements of counsel) incurred in connection with any such lease. Except as otherwise provided herein and without in any way relieving the Company from its primary obligation for the performance of its obligations under this Mortgage, the Company may in its sole discretion permit a lessee to exercise any or all rights which the Company would be entitled to exercise under (S) 4.02 and (S) 4.04, and may cause a lessee to perform any or all of the Company's obligations under Article IV, and Mortgagee agrees to accept actual and full performance thereof by a lessee in lieu of performance by the Company.

     In addition to the foregoing requirements, before the commencement of any Permitted Lease, the Company shall deliver to Mortgagee: (i) a notice stating the identity of the lessee, (ii) a certificate of a Responsible Officer of the Company stating that no Significant Default or Event or Default exists and that such lease complies with this (S) 4.02, (iii) the consent of the Permitted Lessee to the assignment of its Permitted Lease pursuant to the final paragraph of this (S) 4.02(b), in a form reasonably satisfactory to Mortgagee, (iv) if required by the final paragraph of this (S) 4.02(b), the Lease Assignment referred to therein, and a supplement to the Mortgage and Financing Statements or similar documents under the applicable Laws of the country of the Permitted Lessee confirming the perfected first-priority security interest of Mortgagee in such Permitted Lease, duly executed and delivered and duly filed or recorded in all appropriate places, and (v) the original chattel paper copy of the Permitted Lease, and any lease supplements executed therewith, duly executed by the applicable Permitted Lessee and the Company. In addition, the Company shall also deliver to Mortgagee: (i) within 20 Business Days after the commencement of such Permitted Lease, a copy of all Permitted Lease Documents, duly certified by a Responsible Officer of each of the Company and the applicable Permitted Lessee to be true, complete and correct copies of the originals thereof, and (ii) within 10 Business Days after the execution thereof by both parties, the original chattel paper copy of any amendments to the Permitted Lease (or any other Permitted Lease Document) that may be entered into from time to time after the commencement of such Permitted Lease, duly executed by such Permitted Lessee and the Company. No relinquishment of possession of any Airframe, Engine, or Part shall in any way discharge or diminish any of the Company's obligations.

     Mortgagee hereby agrees for the benefit of each lessor, conditional seller, or secured party of any engine leased, purchased, or owned by the Company or any Permitted Lessee subject to a lease, conditional sale, or other security agreement that Mortgagee, each Holder, and their respective successors and assigns will not acquire or claim, as against such lessor, conditional seller, or secured party, any right, title, or interest in any engine as the result of the installation of such engine on an Airframe at any time while such engine is subject to such lease, conditional sale, or other security agreement and owned by such lessor or conditional seller or subject to a security interest in favor of such secured party.

     The Company shall enter into a "Lease Assignment" in form and substance customary in the airline industry with respect to each Permitted Lease of an Airframe having a term of one or more years. In furtherance of the provisions of this paragraph, the Company agrees that each Permitted Lease for more than one year of an Airframe (x) shall contain a provision to the effect that the Permitted Lessee agrees to pay all amounts due under the Permitted Lease, including Rent (exclusive of Excluded Payments), to Mortgagee after the Permitted Lessee receives written notice from Mortgagee to such effect (until the Permitted Lessee receives written notice from Mortgagee to contrary effect) and stating that a Default or Event or Default exists under this Mortgage, and
(y) shall be accompanied by such Financing Statements, if any, as shall, in Mortgagee's reasonable opinion, be required to perfect and protect the security interests of Mortgagee in the Company's right, title and interest in and to such Permitted Lease.

          (c)  Operation and Use. The Company shall not operate, use, or locate
               -----------------
any Aircraft, Airframe, or Engine, or allow any Aircraft, Airframe, or Engine to be operated, used, or located, (1) in any area excluded from coverage by any insurance required by (S) 4.06, except in the case of a requisition by the U.S. Government where the Company obtains indemnity in lieu of such insurance from the U.S. Government, or insurance from the U.S. Government, against substantially the same risks and for at least the amounts of the insurance required by (S) 4.06 covering such area, or (2) in any recognized area of hostilities unless covered in accordance with (S) 4.06 by war risk insurance, or in either case unless such Aircraft, Airframe, or Engine is only temporarily operated, used, or located in such area as a result of an emergency, equipment malfunction, navigational error, hijacking, weather condition, or other similar unforeseen circumstance, so long as the Company diligently and in good faith proceeds to remove such Aircraft from such area. The Company shall not permit any Aircraft, Airframe, or Engine to be used, operated, maintained, serviced, repaired or overhauled (x) in violation of any Law binding on or applicable to such Aircraft, Airframe, or Engine or (y) in violation of any airworthiness certificate, license, or registration of any Government Entity relating to such Aircraft, such Airframe, or any Engine, except (i) immaterial or non-recurring violations with respect to which corrective measures are taken promptly by the Company or Permitted Lessee upon discovery thereof, or (ii) to the extent the validity or application of any such Law or requirement relating to any such certificate, license, or registration is being contested in good faith by the Company or Permitted Lessee in any reasonable manner which does not involve any material risk of the sale, forfeiture, or loss of any Aircraft, Airframe, or Engine, any material risk of criminal liability or material civil penalty against Mortgagee or any Holder or impair Mortgagee's or any Holder's interest in such Aircraft, Airframe, or Engine.

          (d)  Maintenance and Repair. At its own cost and expense, the Company
               ----------------------
shall cause each Aircraft, Airframe, and Engine to be maintained, serviced, repaired, and overhauled in accordance with (1) maintenance standards required by, or substantially as stringent as those required by, either the FAA or the central aviation authority of Australia, Canada, France, Germany, Japan, New Zealand or the United Kingdom for each Aircraft, Airframe, and Engine (the "Maintenance Program"), so as (aa) to keep each Aircraft, Airframe, and Engine in as good operating condition as on the Issuance Date, ordinary wear and tear excepted, and (bb) to keep each Aircraft in such operating condition as may be necessary to enable the applicable airworthiness certification of such Aircraft to be maintained under the regulations of the FAA or other Aviation Authority then having jurisdiction over the operation of such Aircraft (but in any event in accordance with the Maintenance Program), except during (x) temporary periods of storage in accordance with applicable regulations, (y) maintenance and modification permitted hereunder, or (z) periods when the FAA or such other Aviation Authority has revoked or suspended the airworthiness certificates for Similar Aircraft; and (2) except during periods when a Permitted Lease is in effect, the same standards as the Company uses with respect to similar aircraft of similar size in its fleet operated by the Company in similar circumstances and, during any period in which a Permitted Lease is in effect, the same standards used by the Permitted Lessee with respect to similar aircraft of similar size in its fleet and operated by the Permitted Lessee in similar circumstances. The Company further agrees that each Aircraft, Airframe, and Engine will be maintained, used, serviced, repaired, overhauled, or inspected in compliance with applicable Laws with respect to the maintenance of each such Aircraft and in compliance with each applicable airworthiness certificate, license, and registration relating to each such Aircraft, Airframe, or Engine issued by the Aviation Authority, other than minor or nonrecurring violations with respect to which corrective measures are taken upon discovery thereof and except to the extent the Company or Permitted Lessee is contesting in good faith the validity or application of any such Law or requirement relating to any such certificate, license, or registration in any reasonable manner which does not create a material risk of sale, loss, or forfeiture of such Aircraft, Airframe, or Engines or the interest of Mortgagee or any Holder therein, or any risk of criminal liability or material civil penalty against Mortgagee or any Holder; provided, that no contest shall excuse the failure to maintain the airworthiness certification for the Aircraft in good standing without Mortgagee's written consent (except while any such Aircraft is grounded), nor shall the pendency of any contest prevent a prohibition of use from becoming an Event of Loss. The Company shall maintain or cause to be maintained the Aircraft Documents in English (except that, during the term of any Permitted Lease to a Permitted Lessee that is not a U.S. Air Carrier, such Permitted Lessee may maintain Aircraft Documents in the primary language of the country in which such Permitted Lessee is located, and such Aircraft Documents shall be translated into English on an ongoing basis and no less frequently than once each year).

          (e)  Registration. So long as any Secured Debt is outstanding, the
               ------------
Company shall cause each Aircraft to be and to remain duly registered in its name under the Transportation Code, except as otherwise permitted by this (S) 4.02(e). Each Holder and Mortgagee hereby agree, for the Company's benefit that, subject to (S) 4.02(b) of this Mortgage, the Company shall be entitled to register an Aircraft, or cause an Aircraft to be registered, in a country other than the United States, if Mortgagee receives at least 30 days' prior written notice of such proposed reregistration, and if:

               (1) no Significant Default or Event or Default exists at the time of such reregistration;

               (2) such reregistration is made in connection with a Permitted Lease to a Permitted Lessee and shall be effected in the name of the Company if reasonably possible or, if required by applicable Law, in the name of such Permitted Lessee;

               (3) such country is a country with which the United States then maintains normal diplomatic relations or, if Taiwan, the United States then maintains diplomatic relations at least as good as those in effect on the Issuance Date;

               (4) any exchange permits necessary to allow all Rent and other payments provided for under the Permitted Lease Documents shall be in full force and effect, and any import or export permits necessary to take such Aircraft into such country and shall be in full force and effect or obtained as promptly as practicable;

               (5) all insurance required to be maintained by the Company under the terms of this Mortgage shall be in full force and effect and with substantially equivalent coverages before, at the time of, and after such reregistration (including any increase in changes in types of insurance to take into account differences in applicable Laws), and Mortgagee receives a certificate of the Company's or a Permitted Lessee's insurance broker to such effect;

               (6) Mortgagee receives evidence reasonably satisfactory to it that such country imposes, or the Company agrees to cause such Aircraft to be maintained in accordance with, a Maintenance Program as required by (S) 4.02(d) of this Mortgage;

               (7) no Liens (except Permitted Liens) on the Collateral shall arise by reason of such reregistration, and this Mortgage shall continue as a first-priority perfected Lien on such Aircraft;

               (8) any export licenses and certificates of deregistration required in connection with any repossession or return of such Aircraft should be able to be obtained in the normal course, without material delay, and without material burden (however, the Company shall be responsible for the cost of such export licenses and certificates);

               (9) such Aircraft has been duly certificated as to type and airworthiness by the appropriate aviation authority of such country;

               (10) Mortgagee receives an opinion of independent counsel or counsels (subject to customary exceptions) reasonably satisfactory to Mortgagee, addressed to Mortgagee, to the effect that:

               (A) such country recognizes the Company's ownership interest in such Aircraft;

               (B) Mortgagee's rights and interests under this Mortgage will be recognized, and there will be available remedies, in each case, by enforcement of the provisions of this Mortgage or otherwise under the laws of such jurisdiction (or the laws of the jurisdiction to which the laws of such jurisdiction would refer as the applicable governing law) sufficient to realize the practical benefits of the security interest granted hereunder to the Mortgagee by the Company in such Aircraft;

               (C) after giving effect to such change in registration, the Lien of this Mortgage on the Company's right, title, and interest in and to such Aircraft shall continue as a valid and duly perfected first-priority security interest and all filing, or other action necessary to protect the same shall have been accomplished (or, if such opinion cannot be given at the time of such proposed change in registration because such change in registration is not yet effective, (1) the opinion shall detail what filing, recording, or other action is necessary, and (2) Mortgagee shall receive a certificate from the Company that all necessary preparations to accomplish such filing, recording, and other action have been made, and such filing, recording, and other action will be accomplished, and a supplemental opinion to that effect shall be delivered to Mortgagee promptly after the effective date of such change in registration);

               (D) it is not necessary, solely as a consequence of such change in registration and without giving effect to any other activity of Mortgagee (or any Affiliate of Mortgagee), for Mortgagee to qualify to do business in such jurisdiction as a result of such reregistration in order to exercise any rights or remedies with respect to such Aircraft pursuant to this Mortgage;

               (E) neither Mortgagee nor any Holder will be subjected to any adverse Tax consequences as a result of such reregistration for which the Company is not required to indemnify such Person, unless the Company agrees to indemnify such Person therefor by means of an indemnity agreement reasonably satisfactory to such Person (and Holdings guarantees such indemnity); and

               (F) to the effect set forth in clauses (4), (7) and (8), subject to then-customary assumptions, exceptions, and limitations, and stating that such country maintains normal diplomatic relations with the United States.

          In addition, as a condition to any change in registration of an Aircraft or Airframe the Company shall have given to Mortgagee assurances reasonably satisfactory to Mortgagee:

               (1) that the provisions of (S) 4.06 of this Mortgage have been complied with respect to such Aircraft or Airframe after giving effect to such reregistration;

               (2) of the Company's payment of reasonable out-of-pocket Expenses of Mortgagee in connection with such change of registry, including (aa) the reasonable fees and disbursements of counsel to Mortgagee, (bb) any filing or recording fees, Taxes, or similar payments incurred in connection with the change of registration of such Aircraft and the creation and perfection of the security interest therein in favor of Mortgagee for the benefit of Holders, and (cc) all costs and Expenses incurred in connection with any filings necessary to continue in the United States the perfection of the security interest in such Aircraft in favor of Mortgagee for the benefit of Holders; and

               (3) to the effect that the tax and other indemnities in favor of each Person named as an indemnitee hereunder afford each such Person substantially the same protection as provided before such change of registration (or the Company agrees to provide additional indemnities that, together with such original indemnities, in the reasonable judgment of Mortgagee, afford such protection).

The Company shall also cause this Mortgage to be duly recorded and at all times maintained of record as a first-priority perfected mortgage (subject to Permitted Liens) on such Aircraft, Airframe, and the Engines (except to the extent such perfection or priority cannot be maintained as a result of the failure by Mortgagee to execute and deliver any necessary documents).

             (f)  Markings. If permitted by applicable Law, on or reasonably
                  --------
promptly after the Issuance Date, the Company will cause to be affixed to, and maintained in, the cockpit of each Airframe and on each Engine, in each case, in a clearly visible location, a placard of a reasonable size and shape bearing the legend: "Subject to a security interest in favor of Wilmington Trust Company, as Mortgagee." Such placards may be removed temporarily, if necessary, in the course of maintenance of any Airframe or Engine. If any such placard is damaged or becomes illegible, the Company shall promptly replace it with a placard complying with the requirements of this (S) 4.02(f).

             (g)  Spare Parts.  The Company represents and warrants that (1)
                  -----------
substantially all its Spare Parts are located at one of the locations identified in Schedule 3 hereto (except those Spare Parts installed on an Aircraft or being repaired, maintained or inspected in accordance with the provisions hereof); (2) the Company has good, indefeasible and merchantable title to such Spare Parts and such Spare Parts are not subject to any Lien except for the Lien granted to Mortgagee and Permitted Liens, and (3) the repossession, sale or other disposition of such Spare Parts by Mortgagee following an Event of Default shall not require the consent of any Person. The Company further covenants that no substantial portion of the Spare Parts shall at any time be stored at any location other than a location identified on Schedule 3 without 15 days' prior written notice to Mortgagee setting forth the new location.

     4.3 Inspection

         (a) At all reasonable times, Mortgagee, a single representative of the Holders and their authorized representatives (the "Inspecting Parties") may not more than once every 12 months (unless an Event of Default exists, then at any time and from time to time) inspect each Aircraft and the Aircraft Documents, and any such Inspecting Party may make copies of such Aircraft Documents not reasonably deemed confidential by the Company or a Permitted Lessee.

         (b) Any inspection of an Aircraft hereunder shall be limited to a visual, walk-around inspection, and shall not include the opening of any panels, bays, or other components of such Aircraft, and no such inspection shall interfere with the Company's or any Permitted Lessee's maintenance or operation of such Aircraft, Airframe, or Engines.

         (c) With respect to such rights of inspection, Mortgagee shall not have any duty or liability to make, or any duty or liability by reason of not making, any such visit, inspection or survey.

          (d) Each Inspecting Party shall bear its own expenses in connection with any such inspection (including the cost of any copies made in accordance with (S) 4.03(a)), unless an Event of Default exists, then any such inspection (including the cost of such copies) shall be at the Company's expense.

     4.04 Replacement and Pooling of Parts; Alterations, Modifications, and Additions; Substitution of Engines

          (a)  Replacement of Parts.  Except as otherwise provided herein, the
               --------------------
Company, at its own cost and expense, will promptly replace (or cause to be replaced) all Parts that are from time to time incorporated or installed in or attached to an Aircraft, and that become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair, or permanently rendered unfit for use for any reason whatsoever. In addition, the Company, at its own cost and expense, may remove (or cause to be removed) in the ordinary course of maintenance, service, repair, overhaul, or testing any Parts, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair, or permanently rendered unfit for use; provided, that, except as otherwise provided herein, the Company will replace or cause the replacement of such Parts as promptly as practicable. All replacement parts shall be free and clear of all Liens, except for Permitted Liens and pooling arrangements to the extent permitted by (S) 4.04(c), and shall be in good operating condition. The Company shall use good faith efforts to ensure that (except in the case of replacement property installed on the basis of operational exigencies) all replacement parts have a value, remaining useful life, and utility that is not substantially less than the value, remaining useful life, and utility of the Parts replaced (assuming such replaced Parts were in the condition required hereunder).

          (b)  Parts.  Subject to (S) 11.01 and except as otherwise provided
               -----
herein, any Part at any time removed from any Airframe or Engine shall remain subject to the Lien of this Mortgage, no matter where located, until it is replaced by a Part that has been incorporated or installed in or attached to such Airframe or any Engine and that meets the requirements for replacement Parts specified above. As soon as a replacement Part is incorporated or installed in or attached to any Airframe or any Engine as provided in (S) 4.04(a), without further act, (1) the replaced Part shall thereupon be free and clear of all rights of Mortgagee and shall no longer be a Part hereunder, and
(2) such replacement Part shall become subject to this Mortgage and be part of such Airframe or Engine for all purposes hereof to the same extent as the Parts originally incorporated or installed in or attached to such Airframe or Engine; provided, notwithstanding anything herein to the contrary, all Spare Parts are and shall remain subject to the Lien of this Mortgage until such time as the Lien over such Spare Parts is released in accordance with the terms of (S) 11.01.

          (c)  Pooling of Parts.  Any Part removed from an Aircraft may be
               ----------------
subjected by the Company or a Permitted Lessee to a normal pooling arrangement customary in the airline industry and entered into in the ordinary course of business of the Company or Permitted Lessee, provided, that the part replacing such removed Part shall be incorporated or installed in or attached to such Airframe or any Engine in accordance with (S) 4.04(a) and (S) 4.04(b) as promptly as practicable after the removal of such removed Part. In addition, any replacement part when incorporated or installed in or attached to any Airframe or Engine may be owned by any third party, subject to a normal pooling arrangement, so long as the Company or a Permitted Lessee, as promptly thereafter as reasonably possible, either (1) causes such replacement part to become subject to the Lien of this Mortgage, free and clear of all Liens except Permitted Liens, at which time such replacement part shall become a Part, or (2) replaces (or causes to be replaced) such replacement part by incorporating or installing in or attaching to such Aircraft a further replacement Part owned by the Company free and clear of all Liens except Permitted Liens and which shall become subject to the Lien of this Mortgage in accordance with (S) 4.04(b).

          (d)  Alterations, Modifications, and Additions. The Company shall make
               -----------------------------------------
(or cause to be made) alterations and modifications in and additions to each Aircraft as may be required to be made from time to time to meet the applicable standards of the FAA or other Aviation Authority having jurisdiction over any such operation of such Aircraft, to the extent made mandatory in respect of such Aircraft (a "Mandatory Modification"); provided, that (i) the Company or a Permitted Lessee may, in good faith and by appropriate procedures, contest the validity or application of any law, rule, regulation, or order in any reasonable manner which does not materially adversely affect Mortgagee's interest in such Aircraft and does not involve a material risk of sale, forfeiture, or loss of such Aircraft or the interest of Mortgagee or any Holder therein, or a material risk of material civil penalty or a material risk of criminal liability being imposed on Mortgagee or any Holder or (ii) the Company need not make any Mandatory Modification if, acting reasonably and in good faith, it concludes that making any such modification would be commercially unreasonable taking into account the value of the Aircraft, Airframe or Engine and the projected cost of such modification and the Company decides thereafter to part-out, sell, exchange or otherwise dispose of such Aircraft, Airframe or Engine or otherwise withdraw such Aircraft, Airframe or Engine from service. In addition, the Company may make or permit to be made such alterations and modifications in and additions to an Airframe or any Engine (each an "Optional Modification") as the Company or a Permitted Lessee, in its good faith, deems desirable in the proper conduct of its business or to remarket the Aircraft, including removal of Parts which the Company deems are obsolete or no longer suitable or appropriate for use in such Aircraft or conversion of any Aircraft to a cargo configuration; provided, that no such Optional Modification shall (1) in any material respect diminish the fair market value, utility, or useful life of any Aircraft or Engine below its fair market value, utility, or useful life immediately before such Optional Modification (assuming such Aircraft or Engine was in the condition required by this Mortgage immediately before such Optional Modification), or (2) cause any Aircraft to cease to have a standard certificate of airworthiness. Except as otherwise provided herein, all Parts (other than Removable Parts) incorporated or installed in or attached to an Aircraft as a result of such Optional Modification shall, without further act, become subject to this Mortgage. The Company or any Permitted Lessee may, at any time so long as an Airframe or any Engine is subject to the Lien of this Mortgage, remove any such Part (such Part being referred to herein as a "Removable Part") from such Airframe or an Engine if (i) such Part is in addition to, and not in replacement of or in substitution for, any Part originally incorporated or installed in or attached to such Airframe or any Engine at the time of delivery thereof hereunder or any Part in replacement of, or in substitution for, any such original Part, (ii) such Part is not required to be incorporated or installed in or attached or added to such Airframe or any Engine pursuant to (S) 4.02(d) or the first sentence of this (S) 4.04(d), and (iii) such Part can be removed from such Airframe or any Engine without diminishing in any material respect the fair market value, utility, or remaining useful life which such Airframe or any Engine would have had at the time of removal had such removal not been effected, assuming such Aircraft was otherwise maintained in the condition required by this Mortgage and such Removable Part had not been incorporated or installed in or attached to such Aircraft. No Removable Part shall be subject to the Lien of this Mortgage; except that any Part not removed before the repossession by Mortgagee hereunder of the Airframe or Engine on which it is incorporated, installed, or attached shall at that time, without further act, become a part of such Airframe or Engine and be subject to the Lien of this Mortgage. Removable Parts may be leased from or financed by third parties other than Mortgagee.

          (e)  Substitution of Engines. If an Event of Loss to an Engine occurs
               -----------------------
under circumstances in which no Event of Loss to an Airframe occurs, the Company shall (i) promptly (and in any event within 10 days after such occurrence) notify Mortgagee of such Event of Loss and (ii) within 120 days of the occurrence of such Event of Loss either substitute a Replacement Engine for such Engine, free and clear of Liens (other than Permitted Liens not of record) or, provided no Significant Default or Event of Default shall exist, give written notice to Mortgagee that the Company has elected to treat the Event of Loss as a Disposition pursuant to (S) 4.05(f). In such event, immediately upon the earlier of (x) receipt by Mortgagee of such notice or (y) the effectiveness of such substitution and in either case without further act, (1) the Engine subject to such Event of Loss shall thereupon be free and clear of all rights of Mortgagee and the Lien of this Mortgage and shall no longer be an Engine hereunder, and
(2) if replacement is elected by the Company, upon replacement of the Engine subject to the Event of Loss, such Replacement Engine shall become subject to this Mortgage and be part of the applicable Aircraft for all purposes hereof to the same extent as the replaced Engine and all insurance proceeds received by Mortgagee shall be paid over to or at the direction of the Company. In addition, Mortgagee shall, at the Company's cost and expense, execute and deliver such releases or other documents to evidence the release of the Lien of this Mortgage on the Engine subject to the Event of Loss as the Company may reasonably request. If replacement is elected by the Company, any Replacement Engine shall be an engine manufactured by Engine Manufacturer that is the same or improved model as the Engine to be replaced thereby (but in any event the same or improved model as the other Engine then installed on such Aircraft), and that is suitable for installation and use on the applicable Airframe, and that has a value and utility (without regard to hours and cycles remaining until overhaul) of not less than 80% of the Engine to be replaced thereby (assuming that such Engine had been maintained in accordance with this Mortgage). The Company's right to make a replacement hereunder shall be subject to the fulfillment (which may be simultaneous with such replacement) of the following conditions precedent at the Company's sole cost and expense, and Mortgagee agrees to cooperate with the Company to the extent necessary to enable it timely to satisfy such conditions:

               (1) an executed counterpart of each of the following documents shall be delivered to Mortgagee:

                    (aa) a supplement to this Mortgage covering the Replacement Engine, which shall be duly filed for recordation pursuant to the Transportation Code or such other applicable law of the jurisdiction other than the United States in which the aircraft of which such Engine is a part is registered in accordance with (S) 4.02(e);

                    (bb) a full warranty (as to title) bill of sale, covering the Replacement Engine, executed by the former owner thereof in favor of the Company (or, at the Company's option, other evidence of the Company's ownership of such Replacement Engine, reasonably satisfactory to Mortgagee); and

                    (cc) Financing Statements covering the security interests created by this Mortgage (or any similar statements or other documents required to be filed or delivered pursuant to the laws of the jurisdiction in which such Aircraft may be registered) as are deemed necessary or desirable by counsel for Mortgagee to protect the security interests of Mortgagee in the Replacement Engine;

               (2) The Company shall cause to be delivered to Mortgagee an opinion of independent counsel to the effect that the Lien of this Mortgage continues to be in full force and effect with respect to the Replacement Engine, and such evidence of compliance with the insurance provisions of
     (S) 4.06 with respect to such Replacement Engine as Mortgagee reasonably requests; and

               (3) The Company shall have furnished to Mortgagee an opinion of the Company's aviation law counsel reasonably satisfactory to Mortgagee and addressed to Mortgagee as to the due filing for recordation of the supplement to this Mortgage with respect to such Replacement Engine under the Transportation Code or such other applicable law of the jurisdiction other than the United States in which such Aircraft is registered in accordance with (S) 4.02(e) and the due filing of any Financing Statements or other filings reasonably requested by Mortgagee with respect to such Replacement Engine under applicable Law.

     Upon satisfaction of all conditions to such substitution, (x) Mortgagee shall execute and deliver to the Company such documents and instruments, prepared at the Company's expense, as the Company reasonably requests to evidence the release of such replaced Engine from the Lien of this Mortgage, (y) Mortgagee shall assign to the Company all claims that Mortgagee may have against any other Person relating to any Event of Loss giving rise to such substitution, and (z) the Company shall receive all insurance proceeds (other than those reserved to others under (S) 4.06(b)) and proceeds in respect of any Event of Loss giving rise to such replacement to the extent not previously applied to the purchase price of the Replacement Engine as provided in (S) 4.05(d).

     4.05 Loss, Destruction, or Requisition; Sale of any Aircraft, Airframe, Engines or Parts

          (a)  Event of Loss to an Aircraft. If an Event of Loss to an Airframe
               ----------------------------
(and any Engine(s) installed thereon) occurs, the Company shall promptly (and in any event within 10 days after such occurrence, or, if later, within 10 days after the determination that an Event of Loss has occurred) notify Mortgagee of such Event of Loss and within 60 days after notice of such Event of Loss is required, notify Mortgagee in writing of the Company's election to either (i) replace such Airframe (and any Engines installed thereon) as provided under (S) 4.05(a)(1), (ii) make payment in respect of such Event of Loss as provided under
(S) 4.05(a)(2) or (iii) treat
such Event of Loss as a Disposition pursuant to (S) 4.05(f) (and if the Company does not notify Mortgagee of such election within such time period, the Company shall be deemed to have elected to treat the Event of Loss as a Disposition pursuant to (S) 4.05(f)).

               (1) If the Company elects to replace such Airframe (and any Engines installed thereon) (and the Company shall not, without consent of the Mortgagee, be entitled to elect to replace such Airframe if, at the time that Mortgagee receives the notice referred to above, a Significant Default or Event or Default exists) the Company shall, subject to the satisfaction of the conditions in (S) 4.05(c), as promptly as possible and in any event within 180 days after the occurrence of such Event of Loss, cause to be subjected to the Lien of this Mortgage, in replacement of such Airframe with respect to which the Event of Loss occurred, a Replacement Airframe and, for each Engine installed on such Airframe when it suffered the Event of Loss, if any, a Replacement Engine therefor, such Replacement Airframe and any Replacement Engine(s) to be free and clear of all Liens except Permitted Liens not of record, and to have a value, utility, and remaining useful life (without regard to hours or cycles remaining until the next regular maintenance check) at least equal to the Airframe or Engine, as the case may be, to be replaced thereby (assuming that such Airframe or Engine had been maintained in accordance with this Mortgage); provided, that if the Company does not perform its obligation to effect such replacement under this clause (1) during the 180-day period, it shall pay the amounts required to paid pursuant to and within the time frame specified in clause (2) below.

               (2) If the Company elects to make a payment for such Event of Loss to such Airframe, the Company shall make a payment to Mortgagee (or notify and direct the Mortgagee that an amount of insurance proceeds held by Mortgagee be so applied) for purposes of redeeming one or more Notes (in whole or in part) on a date on or before the Business Day following the earlier of (aa) the 180th day after the occurrence of such Event of Loss, and (bb) the fourth Business Day after the receipt of insurance proceeds with respect to such Event of Loss (but in any event not earlier than the date of the Company's election under (S) 4.05(a) to make payment under this
     (S) 4.05(a)(2)); and upon the earlier of the receipt by Mortgagee of (i) insurance proceeds with respect to such Event or Loss, (ii) such payment or
     (iii) receipt of notice by the Mortgagee that the Company has elected to treat the Event of Loss as a Disposition pursuant to (S) 4.05(f), Mortgagee shall, at the Company's cost and expense, release from the Lien of this Mortgage such Airframe and any Engines installed thereon, by executing and delivering to the Company or its insurers all documents that the Company reasonably requests to evidence such release. The amount of any such payment (or insurance proceeds held by Mortgagee applied in payment) shall be equal to the Agreed Value for such Airframe and any Engines installed thereon. Upon any such payment (or such application of insurance proceeds) by the Company, any excess insurance proceeds plus any gain realized thereon as a result of investments required to be made pursuant to Section
     4.3 of the Collateral Trust Agreement shall be promptly paid over to the Company provided no Significant Default or Event of Default shall have occurred and then be continuing.

               (3) If the Company elects the replacement option in clause (1) above and has not effected such replacement within 60 days after the Event of Loss occurred, then the

     Company shall immediately pay to Mortgagee the amounts required pursuant to clause (2) less insurance proceeds received by the Mortgagee, to be held as security for the Company's obligations under clause (1). If the Company elects the replacement option in clause (1) above, and pays the deposit required by the preceding sentence, and has not effected such replacement within 180 days after the Event of Loss occurred, then such deposit shall be applied to the Company's obligations under clause (2), and the Company shall pay any remaining amounts due under clause (2) .

          (b)  Effect of Replacement.  If the Company provides a Replacement
               ---------------------
Airframe and any Replacement Engine(s) as provided for in (S) 4.05(a), then (1) the Lien of this Mortgage shall continue with respect to such Replacement Airframe and any Replacement Engine(s) as though no Event of Loss had occurred;
(2) Mortgagee shall (at the Company's cost and expense) release from the Lien of this Mortgage the replaced Airframe and Engines (if any) by executing and delivering to the Company such documents and instruments as the Company reasonably requests to evidence such release; and (3) in the case of a replacement upon an Event of Loss, Mortgagee shall assign to the Company all claims Mortgagee may have against any other Person arising from the Event of Loss, and the Company shall receive all insurance proceeds (other than those reserved to others under (S) 4.06(b)) and proceeds from any award in respect of condemnation, confiscation, seizure, or requisition, including any investment interest thereon, to the extent not previously applied to the purchase price of the Replacement Airframe and any Replacement Engine(s) as provided in (S) 4.05(d).

          (c)  Conditions to Airframe and Engine Replacement.  The Company's
               ---------------------------------------------
right to substitute a Replacement Airframe and any Replacement Engine(s) as provided in (S) 4.05(a) is subject to the fulfillment, at the Company's sole cost and expense, in addition to the conditions in (S) 4.05(a), of the following conditions precedent:

               (1) on the date when the Replacement Airframe and any Replacement Engine(s) are subjected to the Lien of this Mortgage (the "Replacement Closing Date"), Mortgagee receives an executed counterpart of each of the following documents (or, in the case of the FAA Bill of Sale and full warranty bill of sale referred to below, a photocopy thereof):

                    (aa) a supplement to this Mortgage, in form and substance reasonably satisfactory to Mortgagee, covering the Replacement Airframe and any Replacement Engine(s), which is being duly filed for recordation pursuant to the Transportation Code or such other applicable law of such jurisdiction other than the United States in which the Replacement Airframe and any Replacement Engine(s) are to be registered in accordance with (S) 4.02(e);

                    (bb) an FAA Bill of Sale (or a comparable document, if any, of another Aviation Authority, if applicable) covering the Replacement Airframe (and any Replacement Engine(s), if required by such comparable document) executed by the former owner thereof in favor of the Company;

                    (cc) a full warranty (as to title) bill of sale, covering the Replacement Airframe and any Replacement Engine(s), executed by the former owner thereof in favor of the Company (or, at the Company's option, other evidence of the Company's ownership of such Replacement Airframe and any Replacement Engine(s), reasonably satisfactory to Mortgagee); and

                    (dd) Financing Statements (or any similar statements or other documents required to be filed or delivered pursuant to the laws of the jurisdiction in which the Replacement Airframe and any Replacement Engine(s) may be registered in accordance with (S) 4.02(e)) as counsel for Mortgagee deems necessary or desirable by to protect the security interests of Mortgagee in the Replacement Airframe and any Replacement Engine(s);

               (2) the Replacement Airframe and any Replacement Engine(s) are of the same model as such Airframe or Engines, or an improved model of such aircraft or engines of the manufacturer thereof (and, in the case of a Replacement Engine, the same model as the other Engine then installed on such Airframe), shall have a value and utility (without regard to hours or cycles remaining until the next regular maintenance check) at least equal to, and are in as good operating condition and repair as, the Airframe and any Engine(s) replaced (assuming such Airframe and Engine(s) had been maintained in accordance with this Mortgage);

               (3) Mortgagee (acting directly or by authorization to its special counsel) receives reasonably satisfactory evidence as to the compliance with (S) 4.06 with respect to the Replacement Airframe and any Replacement Engine(s);

               (4) on the Replacement Closing Date, (aa) the Company causes the Replacement Airframe and any Replacement Engine(s) to be subjected to the Lien of this Mortgage free and clear of Liens (other than Permitted Liens),
     (bb) the Replacement Airframe has been duly certified by the FAA as to type and (upon registration) is eligible to receive an airworthiness certificate in accordance with this Mortgage, and (cc) application for registration of the Replacement Airframe in accordance with (S) 4.02(e) is being duly made with the FAA or other applicable Aviation Authority and the Company has authority to operate the Replacement Airframe;

               (5) Mortgagee (at the Company's expense) receives (directly or through its special counsel) (aa) an opinion of independent counsel, addressed to Mortgagee, to the effect that the Replacement Airframe and any Replacement Engine(s) has been or are being duly made subject to the Lien of this Mortgage and that (assuming the matters covered by the opinion in the following clause (bb)) all necessary action has been taken to perfect such Lien, the Subsidiary Guarantees and Guarantor Confirmation are in full force and effect, and Mortgagee will be entitled to the benefits of Section 1110 with respect to the Replacement Airframe, provided, that such opinion with respect to Section 1110 need not be delivered to the extent that, immediately before such replacement, the benefits of Section 1110 were not available to Mortgagee in respect of the Airframe or Engine being replaced, and (bb) an opinion of the Company's aviation law counsel reasonably satisfactory to and addressed to Mortgagee as to the due registration of any such Replacement Airframe, the absence of Liens of record at the FAA as to any such

     Replacement Airframe and Replacement Engine(s) (other than the Lien of this Mortgage), and the due filing for recordation of each supplement to this Mortgage with respect to such Replacement Airframe and any Replacement Engine(s) under the Transportation Code or such other applicable law of the jurisdiction other than the United States in which the Replacement Airframe is to be registered in accordance with (S) 4.02(e), and the due filing of any Financing Statements or other filings reasonably requested by Mortgagee with respect to such Replacement Airframe or Replacement Engine(s) under applicable Law;

               (6) if requested by Mortgagee, furnish Mortgagee with evidence reasonably satisfactory to it of the value, utility, remaining useful life, and estimated residual value of, and good title to, such Replacement Airframe and any such Replacement Engine(s) (including an appraisal by a qualified independent appraiser selected by the Company and reasonably acceptable to the Mortgagee of such value, utility, remaining useful life and estimated residual value);

               (7) assign to Mortgagee the benefit of any assignable manufacturers, and vendors, warranties with respect to such Replacement Airframe and such Replacement Engine(s);

               (8) furnish Mortgagee with a Guarantor Confirmation, duly executed and delivered by each Subsidiary Guarantor;

               (9) furnish Mortgagee with a certificate of the Company certifying compliance with this (S) 4.05(c) and to the effect that, upon consummation of such replacement, no Significant Default or Event or Default will exist; and

               (10) take such other action as Mortgagee reasonably requests in order that such Replacement Airframe and any such Replacement Engine(s) be subjected to the Lien of this Mortgage to the same extent as such Airframe and any Engine(s) replaced thereby.

     The Company shall cause an airworthiness certificate, with respect to such Replacement Airframe, to be duly issued under the Transportation Code promptly after such substitution.

          (d)  Non-Insurance Payments Received on Account of an Event of Loss.
               --------------------------------------------------------------
Any amounts, other than insurance proceeds in respect of damage or loss not constituting an Event of Loss (the application of which is provided for in Annex
B), received at any time by Mortgagee or the Company from any Government Entity or any other Person in respect of any Event of Loss will be held by Mortgagee and applied as follows:

               (1) If such amounts are received with respect to an Airframe, and any Engine installed thereon at the time of such Event of Loss, upon the Company's compliance with the applicable terms of (S) 4.05(a)(1) and
     (S) 4.05(c) with respect to the Event of Loss for which such amounts are received or receipt by the Mortgagee of the Company's election to treat such Event of Loss as a Disposition pursuant to (S) 4.05(f), such amounts shall be paid over to, or (if received after such compliance) retained by, the Company;

               (2) If such amounts are received with respect to an Engine (other than an Engine installed on such Airframe at the time such Airframe suffers an Event of Loss), upon the Company's compliance with the applicable terms of (S) 4.04(e) with respect to the Event of Loss for which such amounts are received or receipt by the Mortgagee of the Company's election to treat such Event of Loss as a Disposition pursuant to (S) 4.05(f), such amounts shall be paid over to, or (if received after such compliance) retained by, the Company;

               (3) If such amounts are received, in whole or in part, with respect to an Airframe, and the Company makes, has made or is deemed to have made the election in (S) 4.05(a)(2), such amounts shall be applied as follows:

                    first, if the sum described in (S) 4.05(a)(2) has not then
                    -----
          been paid in full by the Company, such amounts shall be paid to Mortgagee to the extent necessary to pay in full such sum; and

                    second, the remainder, if any, shall be paid to the Company.
                    ------

               (4) If such amounts are received with respect to Spare Parts (and such Spare Parts were not installed on an Airframe at the time such Airframe suffers an Event of Loss), such amounts shall be paid over to or retained by the Company.

          (e)  Requisition for Use.  If any Government Entity requisitions the
               -------------------
use of any Airframe, any Engine(s) or engine(s) installed on such Airframe while such Airframe is subject to the Lien of this Mortgage and such requisition does not constitute an Event of Loss, the Company shall promptly notify Mortgagee of such requisition, and all of the Company's obligations under this Mortgage shall continue to the same extent as if such requisition had not occurred. Any payments received by Mortgagee or the Company or a Permitted Lessee from such Government Entity with respect to such requisition of use shall be paid over to, or retained by, the Company. If an Event of Loss to an Engine results from the requisition for use by a Government Entity of such Engine (but not such Airframe), the Company will replace such Engine hereunder by complying with (S) 4.04(e) or elect to treat the Event of Loss as a Disposition under (S) 4.05(f), and any payments received by Mortgagee or the Company from such Government Entity with respect to such requisition following such compliance shall be paid over to, or retained by, the Company.

          (f)  Sale of Aircraft, Airframes, Engines or Parts.  Notwithstanding
               ---------------------------------------------
anything herein to the contrary, provided no Significant Default or Event of Default shall exist, the Company may sell, exchange or otherwise dispose of any Aircraft, Airframe, Engine or Part that it deems surplus to its needs, obsolete, or otherwise undesirable for use in its business (a "Disposition"), so long as
(i) the Company receives consideration at the time of such Disposition at least equal to the fair market value (including as to the value of all non-cash consideration), as determined in good faith by the Board of Directors or an Officer of the Company, of the assets subject to such Disposition and (ii) if any non-cash consideration is subject to a lien or encumbrance at the time of acquisition thereof, the fair market value of such non-cash consideration, plus the amount of any consideration in the form of cash or Cash Equivalents, less the amount of all obligations secured by such lien or encumbrance, is not less than the fair market value of the Aircraft, Airframe, Engine and/or Part subject to such Disposition. If at least eighty percent (80%) of the consideration thereof received by the Company is not in the form of cash or Cash Equivalents, the Company shall subject to the Lien of this Mortgage any aircraft, aircraft engines or other flight equipment acquired in exchange ("Exchanged Flight Equipment") for the Aircraft, Airframe or Engine subject to a Disposition unless any lien or encumbrance existing on the Exchanged Flight Equipment at the time of acquisition thereof and to which the Company takes subject prohibits the Company from subjecting the Exchanged Flight Equipment to the Lien of this Mortgage. In the event the Company subjects to the Lien of this Mortgage any Exchanged Flight Equipment, the Lien of this Mortgage shall constitute a first priority security interest in such Exchanged Flight Equipment unless the Company acquires the Exchanged Flight Equipment subject to a prior lien, in which event, the Lien of this Mortgage shall be junior only to such prior lien and such prior lien shall constitute a Permitted Lien in respect of the Exchanged flight Equipment only. If the Company engages in a Disposition, the Company may use the Net Available Cash from such Disposition, within one (1) year after the later of such Disposition and the receipt of such Net Available Cash (such later date, the "Trigger Date"), to (i) permanently repay or prepay any then outstanding Senior Indebtedness of the Company or any Restricted Subsidiary or (ii) invest or acquire (or enter into a legally binding commitment to invest in or acquire) Additional Assets; provided that the transaction subject to any such commitment be consummated within 180 days after the date of such commitment. If any such legally binding commitment to invest in or acquire such Additional Assets is terminated, then the Company may, within 90 days after such termination or the Trigger Date, whichever is later, use such Net Available Cash as provided in clause (i) or (ii) without giving effect to the parenthetical contained in such clause (ii)) above. The amount of such Net Available Cash not so used as set forth above in this paragraph constitutes "Excess Proceeds." When the aggregate amount of Excess Proceeds (together with any "Excess Proceeds" under the Indenture) exceeds the Asset Disposition Basket, the Company shall, within 30 days thereof, apply all such Excess Proceeds as and to the extent required under Section 5.19(b) of the Indenture and Section 4 of the Holdings Note Purchase Agreement.

         (g) Certain Payments to be Held As Security.  Any amount referred to in
             ---------------------------------------
this (S) 4.05 or (S) 4.06 which is payable or creditable to, or retainable by, the Company shall not be paid or credited to or retained by the Company if at the time of such payment, credit, or retention a Significant Default or an Event of Default exists, but shall be paid to and held by Mortgagee as security for the Secured Debt, and at such time as no Significant Default or Event of Default exists, such amount and any gain realized as a result of investments required to be made pursuant to (S) 6.06 shall (to the extent not theretofore applied as provided herein) be paid over to the Company.

    4.06 Insurance

         (a) The Company's Obligation to Insure.  The Company shall comply with,
             ----------------------------------
or cause to be complied with, each of the provisions of Annex B, which provisions are hereby incorporated by this reference as if set forth in full herein.

     (b) Insurance for Own Account.  Nothing in this (S) 4.06 shall limit or
         -------------------------
prohibit (a) the

Company from maintaining the policies of insurance required under Annex B with higher limits than those specified in Annex B, or (b) Mortgagee from obtaining insurance for its own account (and any proceeds payable under such separate insurance shall be payable as provided in the policy relating thereto); provided, that no insurance may be obtained or maintained that would limit or otherwise adversely affect the coverage of any insurance required to be obtained or maintained by the Company pursuant to this (S) 4.06 and Annex B.

     (c) Indemnification by Government in Lieu of Insurance.  During any period
         --------------------------------------------------
of requisition or transfer of an Aircraft or any part thereof by or to the U.S. Government or any other Government Entity, Mortgagee shall accept, in lieu of insurance against any risk with respect to such Aircraft described in Annex B, indemnification from, or insurance provided by, the U.S. Government, or upon Mortgagee's written consent, another Government Entity, against such risk in an amount that, when added to the amount of insurance (including permitted self-insurance), if any, against such risk that the Company (or any Permitted Lessee) may continue to maintain, in accordance with this (S) 4.06, during the period of such requisition or transfer, shall be at least equal to the amount of insurance against such risk otherwise required by this (S) 4.06.

     (d) Application of Insurance Proceeds. All insurance proceeds received as a
         ---------------------------------
result of the occurrence of an Event of Loss to any Aircraft or any Engine or other loss to any Spare Parts under policies required to be maintained by the Company pursuant to this (S) 4.06 will be applied in accordance with (S) 4.05(d) or (S) 4.05(f) . All proceeds of insurance required to be maintained by the Company, in accordance with this (S) 4.06 and (S) B of Annex B, in respect of any property damage or loss not constituting an Event of Loss with respect to any Aircraft, any Airframe, any Engine or any Spare Parts will be held by Mortgagee and applied concurrently with repairs or replacement to pay (or to reimburse the Company) for repairs (which may be applied in progress payments as such repairs are made) or for replacement property, and any balance remaining after such repairs or replacement with respect to such damage or loss shall be paid over to, or retained by, the Company.

                     ARTICLE V EVENTS OF DEFAULT; REMEDIES

     5.01 Event of Default

     "Event of Default" means an "Event of Default" (as defined in the Collateral Trust Agreement).

     5.02 Remedies

     (a) If an Event of Default exists, then, and in every such case, Mortgagee may exercise any or all of the rights and powers and pursue any and all of the remedies pursuant to this Article V and Article III of the Collateral Trust Agreement, and shall have and may exercise all of the rights and remedies of a secured party under the Uniform Commercial Code, and may take possession of all or any part of the properties covered or intended to be covered by the Lien created hereby or pursuant hereto, and may exclude the Company and all Persons claiming under it wholly or partly therefrom; provided, that Mortgagee shall give the Company 10 days' prior written notice of its intention to sell one or more of the Aircraft or other Collateral (or any part thereof). Without limiting any of the foregoing, Mortgagee may exercise any right of sale of any Aircraft available to it, even if it will not have taken possession of such Aircraft and will not have possession thereof at the time of such sale.

     (b) The Holders shall be entitled, at any sale pursuant to this (S) 5.02, to credit against any purchase price bid at such sale by such Holder all or any part of the unpaid Secured Debt owed to such Holder.

     (c) If the Collateral (or any part thereof) is sold pursuant to any judgment or decree of any court or otherwise in connection with the enforcement of this Mortgage, the unpaid Secured Debt shall immediately become due and payable without presentment, demand, protest, or notice, all of which are hereby waived.

     5.03 Return of Aircraft, etc.

          (a) If an Event of Default exists and the Secured Debt has been accelerated, at Mortgagee's request, the Company shall promptly execute and deliver to Mortgagee such instruments of title and other documents as Mortgagee shall request to enable Mortgagee or an agent or representative designated by Mortgagee, at such time or times and place or places as Mortgagee shall specify, to obtain possession of all or any part of the Collateral to which Mortgagee shall at the time be entitled hereunder. If the Company for any reason fails to execute and deliver such instruments and documents after such request by Mortgagee, Mortgagee may (1) obtain a judgment conferring on Mortgagee the right to immediate possession and requiring the Company to execute and deliver such instruments and documents to Mortgagee, to the entry of which judgment the Company hereby specifically consents to the fullest extent permitted by Law, and
(2) pursue all or part of such Collateral wherever it may be found, and enter any of the premises of the Company wherever such Collateral may be or be supposed to be, and search for such Collateral and take possession of and remove such Collateral. All Expenses of obtaining such judgment or of pursuing, searching for, and taking such property shall, until paid, be secured by the Lien of this Mortgage.

          (b) Upon every such taking of possession, Mortgagee may, from time to time, at the expense of the Collateral, make all such expenditures for maintenance, use, operation, storage, insurance, leasing, control, management, disposition, modification, or alteration to and of the Collateral, as it deems proper. In each such case, Mortgagee shall have the right to maintain, use, operate, store, insure, lease, control, manage, dispose of, modify, or alter the Collateral, and to exercise all rights and powers of the Company relating to the Collateral, as Mortgagee deems best, including the right to enter into any and all such agreements with respect to the maintenance, use, operation, storage, insurance, leasing, control, management, disposition, modification, or alteration of the Collateral or any part thereof as Mortgagee shall determine, and Mortgagee shall be entitled to collect and receive directly all rents, revenues, and other proceeds of the Collateral and every part thereof, without prejudice, however, to Mortgagee's right under any provision of this Mortgage to collect and receive all cash held by, or required to be deposited with, Mortgagee hereunder. Such rents, revenues, and other proceeds shall be applied to pay the expenses of the maintenance, use, operation, storage, insurance, leasing, control, management, disposition, improvement, modification, or alteration of the Collateral and of conducting the business thereof, and to make all payments which Mortgagee is required or elects to make (if any) for Taxes, assessments, insurance, or other proper charges upon the Collateral or any part thereof (including the employment of engineers and accountants to examine, inspect, and make reports upon the Company's properties and books and records), and all other payments which Mortgagee is required or authorized to make under any provision of this Mortgage, as well as just and reasonable compensation for the services of Mortgagee, and of all Persons properly engaged and employed by Mortgagee with respect hereto.

     5.04 Remedies Cumulative

     Each and every right, power, and remedy given to Mortgagee specifically or otherwise in this Mortgage shall be cumulative and shall be in addition to every other right, power, and remedy herein specifically given or now or hereafter existing at Law, in equity, or by statute, and each and every right, power, and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as Mortgagee deems expedient, and the exercise or the beginning of the exercise of any right, power, or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power, or remedy. No delay or omission by Mortgagee in the exercise of any right, remedy, or power or in the pursuance of any remedy shall impair any such right, power, or remedy or be construed to be a waiver of any default on the part of the Company or to be an acquiescence therein.

     5.05 Discontinuance of Proceedings

     If Mortgagee institutes any proceeding to enforce any right, power, or remedy under this Mortgage by foreclosure, entry, or otherwise, and such proceedings are discontinued or abandoned for any reason or is determined adversely to Mortgagee, then and in every such case the Company and Mortgagee shall, subject to any determination in such proceedings, be restored to their former positions and rights hereunder with respect to the Collateral, and all rights, remedies, and powers of the Company or Mortgagee shall continue as if no such proceedings had been instituted.

     5.06 Appointment of Receiver

     If an Event of Default exists and the Secured Debt has been accelerated, Mortgagee shall, as a matter of right, be entitled to the appointment of a receiver (who may be Mortgagee or any successor or nominee thereof) for all or any part of the Collateral, whether such receivership be incidental to a proposed sale of the Collateral or the taking of possession thereof or otherwise, and the Company hereby consents to the appointment of such a receiver and will not oppose any such appointment. Any receiver appointed for all or any part of the Collateral shall be entitled to exercise all the rights and powers of Mortgagee with respect to the Collateral.

     5.07 Mortgagee Authorized to Execute Bills of Sale, etc.

     The Company irrevocably appoints, while an Event of Default exists, Mortgagee as the Company's true and lawful attorney-in-fact (which appointment is coupled with an interest), in the Company's name and stead and on its behalf, for the purpose of effectuating any sale, assignment, transfer, or delivery for the enforcement of the Lien of this Mortgage, whether pursuant to foreclosure or power of sale, assignments, and other instruments as may be necessary or appropriate, with full power of substitution, the Company hereby ratifying and confirming all that such attorney or any substitute shall do by virtue hereof in accordance with applicable Law. Nevertheless, if so requested by Mortgagee or any purchaser, the Company shall ratify and confirm any such sale, assignment, transfer, or delivery, by executing and delivering to Mortgagee or such purchaser all bills of sale, assignments, releases, and other proper instruments to effect such ratification and confirmation as designated in any such request.

                       ARTICLE VI     MORTGAGEE'S DUTIES

     6.01 No Duties Except as Specified in Mortgage or Instructions

     Mortgagee shall not have any duty or obligation to use, operate, store, lease, control, manage, sell, dispose of, or otherwise deal with any Aircraft or any other part of the Collateral, or to otherwise take or refrain from taking any action under, or in connection with, this Mortgage or any part of the Collateral, except as expressly provided by this Mortgage or in the Collateral Trust Agreement or as expressly provided in written instructions from Holders as provided in this Mortgage or in the Collateral Trust Agreement; and no implied duties or obligations shall be read into this Mortgage against Mortgagee. Trust Company agrees that it will at its own cost and expense (but without any right of indemnity in respect of any such cost or expense under Section 5.6 of the Collateral Trust Agreement) promptly take such action as may be necessary duly to discharge all Liens on any part of the Collateral which result from claims against Trust Company not related to the administration of the Collateral or any other transaction pursuant to this Mortgage or any document included in the Collateral.

     6.02 No Action Except Under Mortgage or Instructions

     Mortgagee will not use, operate, store, lease, control, manage, sell, dispose of, or otherwise deal with any Aircraft or any other part of the Collateral except in accordance with the powers granted to, or the authority conferred upon, Mortgagee pursuant to this Mortgage or and in the Collateral Trust Agreement and in accordance with the express terms hereof and thereof.

                         ARTICLE VII    THE MORTGAGEE

     7.01 Acceptance of Trusts and Duties

     Mortgagee accepts the duties hereby created and applicable to it, agrees to perform them (but only upon the terms of this Mortgage and the Collateral Trust Agreement) and agrees to receive and disburse all money constituting part of the Collateral in accordance with the terms hereof and the Collateral Trust Agreement. Trust Company shall not be answerable or accountable under any circumstances, except as provided in the Collateral Trust Agreement.

     7.02 Absence of Duties

     Except in accordance with written instructions furnished pursuant to the Collateral Trust

Agreement, Mortgagee shall have no duty (a) to see to any registration of any Aircraft or any recording or filing of this Mortgage or any other document, or to see to the maintenance of any such registration, recording, or filing, (b) to see to any insurance on any Aircraft or to effect or maintain any such insurance, whether or not the Company is in default with respect thereto, (c) to see to the payment or discharge of any lien or encumbrance of any kind against any part of the Collateral, (d) to confirm, verify, or inquire into the failure to receive any financial statements from the Company, or (e) to inspect any Aircraft at any time or ascertain or inquire as to the performance or observance of any of the Company's covenants herein or any Permitted Lessee's covenants under any assigned Permitted Lease with respect to any such Aircraft.

     7.3   No Representations or Warranties as to Aircraft or Documents

     Neither Mortgagee nor Trust Company makes, nor shall either be deemed to have made, and each hereby expressly disclaims, any representation or warranty (express or implied) as to the title, airworthiness, value, compliance with specifications, condition, design, quality, durability, operation, merchantability, or fitness for use for a particular purpose of any Aircraft or Engine, as to the absence of latent or other defects (whether or not discoverable), as to the absence of any infringement of any patent, trademark, or copyright, as to the absence of obligations based on strict liability in tort, or any other representation or warranty whatsoever. Neither Mortgagee nor Trust Company makes, nor shall either be deemed to have made, any representation or warranty as to the validity, legality, or enforceability of this Mortgage, or as to the correctness of any statement in any thereof, except for Trust Company's representations and warranties expressly made in this Mortgage. The Holders make no representation or warranty hereunder whatsoever.

                         ARTICLE VIII INDEMNIFICATION

     Mortgagee shall be indemnified by the Company to the extent and in the manner provided in Section 5.6 of the Collateral Trust Agreement.

         ARTICLE IX RESIGNATION OF MORTGAGEE; APPOINTMENT OF SUCCESSOR

     The institution acting as Mortgagee or any successor thereto may resign or be removed in accordance with Section 6.7 of the Collateral Trust Agreement.

                     ARTICLE X SUPPLEMENTS AND AMENDMENTS

     This Mortgage may be amended, supplemented and modified in accordance with
Section 8.1 of the Collateral Trust Agreement.

                           ARTICLE XI MISCELLANEOUS

     11.1  Termination of Mortgage; Partial Termination of Mortgage

           (a) Termination of Mortgage. Upon the occurrence of either of the
               -----------------------
events specified in Section 7.1 of the Collateral Trust Agreement, Mortgagee shall release the Collateral in accordance with Sections 7.2 and 7.3 of the Collateral Trust Agreement.

           (b) Partial Termination of Mortgage.  Upon (or concurrently with) a
               -------------------------------
Disposition of an Aircraft, an Airframe or an Engine in accordance with (S) 4.05(f), and payment in full of any amounts due and outstanding following such disposition, and provided that no other Secured Debt is then past due and outstanding, Mortgagee shall release such Aircraft, Airframe or Engine in accordance with Article 7.4 of the Collateral Trust Agreement. For any Part that has been (i) sold or otherwise disposed of in the ordinary course of the Company's business or (ii) refurbished in accordance with the terms hereof and the maintenance facility performing such refurbishment replaces such Part with a refurbished replacement part, then, in the case of either clause (i) or clause
(ii) above, the Lien of this Mortgage shall automatically be released without further act with respect to such Part.

     Except as otherwise provided in this (S) 11.01, this Mortgage and the trusts created hereby shall continue in full force and effect in accordance with the terms hereof.

     11.2  No Legal Title to Collateral in Holders

     No Holder shall have legal title to any part of the Collateral. No transfer, by operation of law or otherwise, of any right, title, and interest of any Holder in and to the Collateral or hereunder shall terminate this Mortgage or entitle such holder or any successor or transferee of such holder to an accounting or to the transfer to it of any legal title to any part of the Collateral.

     11.3  Sale of Aircraft by Mortgagee Is Binding

     Any sale or other conveyance of the Collateral, or any part thereof (including any part thereof or interest therein), by Mortgagee made pursuant to this Mortgage shall bind the Holders and shall be effective to transfer or convey all right, title, and interest of Mortgagee, the Company, and such holders in and to such Collateral or part thereof. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency, or regularity of such sale or conveyance or as to the application of any sale or other proceeds with respect thereto by Mortgagee.

     11.4  Mortgage for Benefit of the Company, Mortgagee, and the Holders

     Nothing in this Mortgage, whether express or implied, shall give any Person other than the Company, Mortgagee and the Holders any legal or equitable right, remedy, or claim under or in respect of this Mortgage.

     11.5  Notices

     Unless otherwise expressly specified or permitted by the terms hereof, all notices, requests, demands, authorizations, directions, consents, waivers, or other communications provided or permitted by this Mortgage to be made, given, furnished, or filed shall be made, given, furnished, or filed, and shall become effective, in the manner prescribed in Section 8.2 of the Collateral Trust Agreement.

     11.6  Severability

     Any provision of this Mortgage which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     11.7   No Oral Modification or Continuing Waiver

     No term or provision of this Mortgage may changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the Company and Mortgagee, in compliance with Section 8.1 of the Collateral Trust Agreement. Any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

     11.8   Successors and Assigns

     All covenants and agreements herein shall bind and benefit each of the parties hereto and the permitted successors and assigns of each, all as herein provided. Any request, notice, direction, consent, waiver, or other instrument or action by any Holder shall bind the successors and assigns of such Holder. Each Holder by its acceptance of a Note agrees to be bound by this Mortgage.

     11.9   Headings

     The headings of the Articles and sections herein and in the table of contents hereto are for convenience of reference only, and shall not define or limit any of the terms or provisions hereof.

     11.10  Normal Commercial Relations

     Anything in this Mortgage to the contrary notwithstanding, Trust Company may conduct any banking or other financial transactions, and have banking or other commercial relationships, with the Company, fully to the same extent as if this Mortgage were not in effect, including the making of loans or other extensions of credit to the Company for any purpose whatsoever, whether related to any of the transactions contemplated hereby or otherwise.

     11.11  Governing Law; Jurisdiction; Service of Process

     This Mortgage shall be construed and interpreted and the rights of the parties shall be determined in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York, including, without limitation, Sections 5-1401 and 5-1402 of the New York General Obligations Laws and New York Civil Practice Laws and Rules 327(b). The Company and Mortgagee hereby irrevocably submit to the jurisdiction of any New York state court sitting in the Borough of Manhattan in The City of New York (without prejudice to any right of removal to federal court) or any federal court sitting in the Borough of Manhattan in The City of New York in respect of any suit, action or proceeding arising out of or relating to this Mortgage, and irrevocably accepts for itself and in respect of its property, generally and unconditionally, jurisdiction of the aforesaid courts. Each of the Company and Mortgagee irrevocably waives, to the fullest extent it may effectively do so under applicable law, trial by jury and any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in such court has been brought in an inconvenient forum. Each of the Company and Mortgagee irrevocably consents, to the fullest extent it may effectively do so under applicable law, to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, at its address set forth herein, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of the Company or the Mortgagee to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the other in any other jurisdiction.

     11.12  Counterpart Originals

     This Mortgage may be executed in separate counterparts (or upon separate signature pages bound together into one or more counterparts), each fully-executed set of which shall be an original.

     11.13  Bankruptcy

     The Company and Mortgagee intend that Mortgagee shall be entitled to the benefits of Section 1110 with respect to the right to take possession of any Aircraft, Airframe, Engines, and Parts as provided herein to the fullest extent such benefits are available with respect to any such Aircraft, Airframe, Engine or Parts in the event of a case under Chapter 11 of the Bankruptcy Code in which the Company is a debtor. In any instance where more than one construction is possible of the terms and conditions hereof, a construction which would preserve such benefits shall control over any construction which would not preserve such benefits as otherwise provided herein.

                           (Signature page follows.)

     IN WITNESS WHEREOF, the Company and Mortgagee have executed this Aircraft Mortgage and Security Agreement as of the date set forth in the preamble.

                                                AIRTRAN AIRWAYS, INC.


                                                By:_____________________________
                                                Name:
                                                Title:

                                                WILMINGTON TRUST COMPANY, not in
                                                its individual capacity, except
                                                as otherwise provided herein,
                                                but solely as Collateral Trustee
                                                and Mortgagee hereunder


                                                By:_____________________________
                                                Name:
                                                Title:

                                    ANNEX A

                     GENERAL PROVISIONS AND DEFINED TERMS

          (a) In the Mortgage, unless otherwise expressly provided, a reference to:

               (1) each of "the Company", "Mortgagee", "Holder", and any other Person includes any successor in interest to it and any permitted transferee, permitted purchaser, or permitted assignee of it;

               (2) any agreement or other document (including any annex, schedule, or exhibit thereto, or any other part thereof) includes that agreement or other document as amended, supplemented, or otherwise modified from time to time in accordance with its terms, and any agreement or other document entered into in substitution or replacement therefor;

               (3) any provision of any Law includes any such provision as amended, modified, supplemented, substituted, reissued, or reenacted before the Issuance Date, and thereafter from time to time;

               (4) "Agreement", "this Agreement", "hereby", "herein", "hereto", "hereof", "hereunder", and words of similar import, when used in the Mortgage, refer to the Mortgage as a whole and not to any particular provision thereof;

               (5) "including", "include", and terms or phrases of similar import means "including [etc.], without limitation"; and

               (6) a reference to a "section" or "(S)", an "Exhibit", an "Annex", or a "Schedule" in the Mortgage, is a reference to a section of, or an exhibit, an annex, or a schedule to, such Mortgage.

          (b) Each exhibit, annex, and schedule to the Mortgage is incorporated in, and is a part of, such Mortgage.

          (c) Unless otherwise defined or specified in the Mortgage, all accounting terms therein shall be construed and all accounting determinations thereunder shall be made in accordance with GAAP.

          (d) Headings used in the Mortgage are for convenience only, and shall not in any way affect the construction of, or be taken into consideration in interpreting, such Mortgage.

     Additional Assets: means (i) any property or assets utilized in the airline business or any business that is substantially related, ancillary or complementary thereto (including an Investment in any Person engaged in any such business), (ii) the Capital Stock of a Person that becomes a Restricted Subsidiary as a result of the acquisition of such Capital Stock by the Company or another Restricted Subsidiary or (iii) Capital Stock constituting a minority interest in any Person that at such time is a Restricted Subsidiary.

     Additional Insureds: defined in (S) E(1) of Annex B to the Mortgage.

     Affiliate: defined in the Collateral Trust Agreement.

     Agreed Value: with respect to (1) a McDonnell Douglas Model DC-9 Aircraft, $3,000,000 per year, and (2) a Boeing Model 737 Aircraft, $4,000,000 per year; provided, that each such value shall decrease by 8% per year , such decrease to be effective on the first anniversary of the date hereof and on such subsequent anniversary thereafter.

     Aircraft: each Airframe and the Engines installed thereon.

     Aircraft Documents: all technical data, manuals, and log books, and all inspection, modification, and overhaul records and other service, repair, maintenance, and technical records that the relevant Aviation Authority requires to be maintained with respect to each Aircraft, each Engine and any Part, including all required additions, renewals, revisions, and replacements of any such materials, in each case in whatever form and by whatever means or medium (including microfiche, microfilm, paper, or computer disk) such materials are maintained or retained by or on behalf of the Company.

     Airframe: (1) each of the three owned Boeing Model 737-200A aircraft and the 27 owned McDonnell Douglas Model DC-9-32 aircraft (excluding Engines or engines from time to time installed thereon) manufactured by the respective Airframe Manufacturer and identified by Airframe Manufacturer's model number, United States registration number, and Airframe Manufacturer's serial number in
Schedule 1 to the Mortgage, or (2) any Replacement Airframe, including in either case any and all Parts incorporated or installed in or attached or appurtenant to such airframe, and any and all Parts removed from such airframe, unless the Lien of the Mortgage does not apply to such Parts in accordance with (S) 4.04 of the Mortgage. Upon substitution of a Replacement Airframe under and in accordance with the Mortgage, such Replacement Airframe shall become subject to the Mortgage and shall be an "Airframe" for all purposes of the Mortgage, and the replaced Airframe shall cease to be subject to the Mortgage and shall cease to be an "Airframe."

     Airframe Manufacturer: (1) with respect to the 27 owned McDonnell Douglas Model DC-9 aircraft and the B717 Aircraft, McDonnell Douglas Corporation, a Maryland corporation and wholly owned subsidiary of The Boeing Company, a Delaware corporation, and (2) with respect to the three owned Boeing Model 737 aircraft, The Boeing Company, a Delaware corporation.

     Approved Insurers: defined in (S) 41 of Annex B to the Mortgage.

     Asset Disposition Basket: as of any date, an amount equal to (a) $10,000,000 less (b) the sum of the designated value for each Encumbered Engine as set forth on Schedule 4 to the

Mortgage, provided, that, upon (1) Mortgagee's receipt of copies of executed payoff letters, UCC-3 termination statements, mortgage releases, lease terminations or other terminations or releases for the termination of, and release of such Engine from, any Lien applicable to such Engine, and (2) the filing with the FAA and in other appropriate filing offices of such releases or terminations, in each case as Mortgagee shall reasonably request, the amount of the Asset Disposition Basket shall be increased by the designated value of such Encumbered Engine as set forth on Schedule 4 to the Mortgage (but in any event not to exceed $10,000,000).

     Aviation Authority: the FAA or, if the applicable Aircraft is registered with any other Government Entity under and in accordance with (S) 4.02(e) of the Mortgage, such other Government Entity.

     B717 Aircraft: the Boeing Model 717 Aircraft leased or owned by the Company.

     Bankruptcy Code: the United States Bankruptcy Code, 11 U.S.C. (S) 101 et seq., as the same may be amended from time to time, and any successor statute thereto.

     Bankruptcy Default: any event which is, or after notice or passage of time or both would be, any of the following events: (1) the Company or any Significant Subsidiary of the Company that is a Restricted Subsidiary, pursuant to or within the meaning of any Bankruptcy Law: (i) commences a voluntary case,
(ii) consents to the entry of an order for relief against it in an involuntary case, (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property, (iv) makes a general assignment for the benefit of its creditors, or (v) admits in writing its inability to pay debts as the same become due; or (2) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (i) is for relief against the Company or any Significant Subsidiary which is a Restricted Subsidiary in an involuntary case, (ii) appoints a Custodian of the Company or any Significant Subsidiary which is a Restricted Subsidiary or for all or substantially all of their property, or (iii) orders the liquidation of the Company, or any Significant Subsidiary which is a Restricted Subsidiary.

     Bankruptcy Law: the Bankruptcy Code or any similar federal, state or foreign law for the relief of debtors.

     Board of Directors: the board of directors of the Company or any committee of such board duly authorized to act in respect of any particular matter.

     Business Day: defined in the Collateral Trust Agreement.

     Capital Stock: defined in the Collateral Trust Agreement.

     Cash Equivalents: defined in the Indenture or, if the Indenture shall no longer be in full force and effect, then as such term was defined therein immediately prior to its ceasing to be in full force and effect.

     Citizen of the United States: defined in (S) 40102(a)(15) of the Transportation Code and in the FARs.

     Collateral: defined in the Granting Clause of the Mortgage.

     Collateral Trust Agreement: that certain Collateral Trust Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof), dated as of the date hereof, by and among the Company, the Subsidiary Grantors listed therein, any subsidiaries of the Company listed therein, and Mortgagee.

     Company: defined in the preamble to the Mortgage.

     Company Note Purchase Agreement: defined in the Collateral Trust Agreement.

     Corporate Trust Office: Mortgagee's principal office, located at Mortgagee's address for notices under Section 8.2 of the Collateral Trust Agreement, or such other office at which Mortgagee's corporate trust business shall be administered and which Mortgagee specifies by notice in writing to the Company and each Holder.

     CRAF: the Civil Reserve Air Fleet Program established pursuant to 10 U.S.C.
(S) 9511 - 13, or any similar substitute program.

     Custodian: defined in the Indenture or, if the Indenture shall no longer be in full force and effect, then as such term was defined therein immediately prior to its ceasing to be in full force and effect.

     Default: (1) any event or condition that, with the giving of notice or the lapse of time, would become an Event of Default, or (2) any Event of Default.

     Disposition: defined in (S) 4.05(f) of the Mortgage.

     Dollars, United States Dollars, or $: the lawful currency of the United States.

     Encumbered Engine: each Engine described on Schedule 4 hereto.

     Engine: (1) each of the engines manufactured by Engine Manufacturer and identified by Engine Manufacturer's model number and Engine Manufacturer's serial number in Schedule 1 to the Mortgage and originally installed on an Airframe on the Issuance Date, (2) each Spare Engine, or (3) any Replacement Engine, in any case whether or not from time to time installed on such Airframe or installed on any other airframe or aircraft, including (for clauses (1), (2) and (3)) any and all Parts incorporated or installed in or attached or appurtenant to such engine, and any and all Parts removed from such engine, unless the Lien of the Mortgage does not apply to such Parts in accordance with
(S) 4.04 of the Mortgage. Upon substitution of a Replacement Engine under and in accordance with the Mortgage, such Replacement Engine shall become subject to the Mortgage and shall be an "Engine" for all purposes of the Mortgage, and the replaced Engine shall cease to be subject to the Mortgage and shall cease to be an "Engine".

     Engine Manufacturer: United Technologies Corporation, Pratt & Whitney Division, a Delaware corporation, in the case of Engines appertaining to the Airframes described on Schedule 1 to the Mortgage, and Rolls-Royce Deutschland in the case of Engines appertaining to

B717 Aircraft.

     Event of Default: defined in (S) 5.01 of the Mortgage.

     Event of Loss with respect to any Aircraft, any Airframe, or any Engine: any of the following circumstances, conditions, or events with respect to such property, for any reason whatsoever:

     (1) the destruction of such property, damage to such property beyond economic repair, or rendition of such property permanently unfit for normal use by the Company;

     (2) the actual or constructive total loss of such property, or any damage to such property, or requisition of title or use of such property, which results in an insurance settlement with respect to such property on the basis of a total loss or constructive or compromised total loss;

     (3) any theft, hijacking, or disappearance of such property for a period of 120 consecutive days or more;

     (4) any seizure, condemnation, confiscation, taking, or requisition of use of such property by any Government Entity or purported Government Entity (other than a requisition of use by a U.S. Government Entity) for a period exceeding 180 consecutive days; or any taking of title of such property by any Government Entity or purported Government Entity (whether by seizure, condemnation, confiscation, requisition, or otherwise);

     (5) as a result of any law, rule, regulation, order, or other action by the Aviation Authority or by any Government Entity of the government of registry of such Aircraft or by any Government Entity otherwise having jurisdiction over the operation or use of such Aircraft, the use of such property in the normal course of the Company's business of passenger air transportation is prohibited for a period of 180 consecutive days, unless, before the expiration of such 180-day period, the Company undertakes and is diligently carrying forward such steps as are necessary or desirable to permit the normal use of such property by the Company, but in any event if such use is prohibited for a continuous period of one year.

     Excess Proceeds: defined in (S) 4.05(f) of the Mortgage.

     Excluded Payments: liability insurance proceeds under any insurance policy insuring the Company, Holdings or any of their respective affiliates against third party claims.

     Expenses: any and all liabilities, obligations, losses, damages, settlements, penalties, claims, actions, suits, costs, expenses, and disbursements (including reasonable fees and disbursements of legal counsel, accountants, appraisers, inspectors, or other professionals, and costs of investigation).

     FAA: the Federal Aviation Administration of the United States or any Government Entity succeeding to the functions of such Federal Aviation Administration.

     FAA Bill of Sale: a bill of sale for an Aircraft on AC Form 8050-2 (or such other form as may be approved by the FAA).

     FARs: the Federal Aviation Regulations issued or promulgated pursuant to the Transportation Code from time to time.

     Financing Statements: UCC-1 (and, where appropriate, UCC-3) financing statements covering the Collateral, by the Company, as debtor, showing Mortgagee as secured party, or as otherwise may be requested by Mortgagee in connection with a Permitted Lease, for filing in Florida and each other jurisdiction where (in Mortgagee's opinion) filing is necessary to perfect its Lien on the Collateral.

     GAAP: generally accepted accounting principles as set forth in the statements of financial accounting standards issued by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants, as varied by any applicable financial accounting rules or regulations issued by the SEC, and applied on a basis consistent with prior periods except as may be disclosed in the pertinent Person's financial statements.

     Government Entity: (1) any federal, state, provincial, or similar government, and any body, board, department, commission, court, tribunal, authority, agency, or other instrumentality of any such government or otherwise exercising any executive, legislative, judicial, administrative, or regulatory functions of such government, or (2) any other government entity having jurisdiction over any matter contemplated by the Mortgage or relating to the observance or performance of the obligations of any of the parties to the Mortgage.

     Grantors:  defined in the Collateral Trust Agreement.

     Guarantor Confirmation: an agreement, in form and substance reasonably satisfactory to the Holders, under which each Subsidiary Guarantor confirms its obligations under its Subsidiary Guarantee after giving effect to the transactions necessitating the delivery of that agreement.

     Holders:  defined in the Collateral Trust Agreement

     Holdings:  defined in Recital B to the Mortgage.

     Holdings Note Purchase Agreement:  defined in the Collateral Trust
Agreement.

     Indebtedness: defined in the Indenture or, if the Indenture shall no longer be in full force and effect, then as such term was defined therein immediately prior to its ceasing to be in full force and effect.

     Indenture:  defined in the Collateral Trust Agreement.

     Inspecting Parties:  defined in (S) 4.03(a) of the Mortgage.

     Insurance Broker:  defined in (S) F of Annex B to the Mortgage.

     Investment: defined in the Indenture or, if the Indenture shall no longer be in full force and effect, then as such term was defined therein immediately prior to its ceasing to be in full force and effect.

     Issuance Date:  April 12, 2001.

     Law: (1) any constitution, treaty, statute, law, decree, regulation, order, rule, or directive of any Government Entity, and (2) any judicial or administrative interpretation or application of, or decision under, any of the foregoing.

     Lease Assignment:  defined in (S) 4.02(b) of the Mortgage.

     Lien: any mortgage, pledge, lien, charge, claim, encumbrance, lease, or security interest affecting the title to or any interest in property.

     Mandatory Modification:  defined in (S) 4.04(d) of the Mortgage.

     Maintenance Program:  defined in (S) 4.02(d) of the Mortgage.

     Minimum Liability Insurance Amount: $550,000,000, unless a majority of major U.S. Air Carriers routinely insure at a lower level aircraft with similar or greater passenger capacity as those operated by the Company, in which event, at such lower level as routinely insured by a majority of such major U.S. Air Carriers.

     Moody's:  Moody's Investors Service, Inc.

     Mortgage: Aircraft Mortgage and Security Agreement, dated as of April 13, 2001, between the Company and Mortgagee.

     Mortgagee Agreements: any Lease Assignment or assigned Permitted Lease contemplated by subclause (3) of the Granting Clause in the Mortgage, and any other contract, agreement, or instrument from time to time assigned or pledged under the Mortgage.

     Mortgagee: Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as mortgagee under the Mortgage.

     Net Available Cash: defined in the Indenture or, if the Indenture shall no longer be in full force and effect, then as such term was defined therein immediately prior to its ceasing to be in full force and effect.

     Note: any note issued pursuant to the Company Note Purchase Agreement or the Holdings Note Purchase Agreement.

     Officer: means the chief executive officer, president or a vice president in the disciplines of finance, accounting or law.

     Optional Modification:  defined in (S) 4.04(d) of the Mortgage.

     Parts: all appliances, parts, components, instruments, appurtenances, accessories, furnishings, seats, and other equipment of whatever nature, including the Spare Parts (other than (1) Engines or engines, and (2) any Removable Part leased by the Company from a third party or subject to a security interest granted to a third party), from time to time installed or incorporated in or attached or appurtenant to any Airframe or any Engine.

     Permitted Air Carrier:  any Permitted Foreign Air Carrier or U.S. Air
Carrier.

     Permitted Country: any country listed on Schedule 2 to the Mortgage; except any such country that, when the pertinent lease or other transfer begins, does not maintain normal diplomatic relations with the United States (or, in the case of Taiwan, diplomatic relations at least as good as those in effect on the Issuance Date), is involved in internal or external war or military conflict, or is a country with which it would constitute a breach of Law for Mortgagee or any Holder to engage directly or indirectly in business.

     Permitted Foreign Air Carrier: any air carrier that (1) has its principal executive offices in any Permitted Country, and (2) is authorized to conduct commercial airline operations and to operate jet aircraft similar to the Aircraft to be leased to such air carrier pursuant to a Permitted Lease under the applicable Laws of such Permitted Country.

     Permitted Lease: a lease or sublease permitted under any of clauses (1) through (8) of (S) 4.02(b) of the Mortgage.

     Permitted Lease Documents: the lease agreement entered into in connection with a Permitted Lease, together with all other documents, certificates or instruments executed or delivered in connection therewith, and any amendments, supplements, or restatements of any of the foregoing that may be from time to time executed or delivered in connection therewith.

     Permitted Lessee:  the lessee under a Permitted Lease.

     Permitted Lien: (1) the rights of Mortgagee under the Mortgage, or of any Permitted Lessee under any Permitted Lease; (2) Liens attributable to or arising by, through or under Trust Company or Mortgagee; (3) the rights of others under agreements or arrangements to the extent expressly permitted by (S) 4.02(b) or
(S) 4.04 of the Mortgage; (4) Liens of Taxes either not yet due or being contested in good faith by appropriate proceedings, which shall have effectively stayed any execution or other enforcement of such Lien against the Collateral, provided such Liens and such proceedings do not involve a material risk of the sale, forfeiture, or loss of any Aircraft, any Airframe, any Engine, or the interest of Mortgagee or any Holder therein, or impair the Lien of the Mortgage;
(5) materialmen's, mechanics', workers', repairers', employees', or other like Liens arising in the ordinary course of business for amounts the payment of which either is not yet delinquent for more than 60 days or is being contested in good faith by appropriate proceedings, which shall have effectively stayed any execution or other enforcement of such Lien, provided such Liens and such proceedings do not involve a material risk of the sale, forfeiture, or loss of any Aircraft, any Airframe, any Engine, or the interest of Mortgagee or any

Holder therein, or impair the Lien of the Mortgage; (6) Liens arising out of any judgment or award against the Company (or any Permitted Lessee), if, within 60 days after the entry thereof, that judgment or award is discharged or vacated, or has its execution stayed pending appeal, or is discharged, vacated, or reversed within 60 days after the expiration of such stay, and if during any such 60-day period there is not, or any such judgment or award does not involve, a material risk of the sale, forfeiture, or loss of any Aircraft, any Airframe, any Engine, or the interest of Mortgagee or any Holder therein, or impair the Lien of the Mortgage; or (7) any other Lien with respect to which the Company (or any Permitted Lessee) provides a bond, cash collateral, or other security adequate as to amount and terms in the opinion of Mortgagee.

     Permitted Manufacturer: any manufacturer of commercial jet airframes or commercial jet aircraft engines, or subsidiary of any such manufacturer, that has its principal executive offices in the United States or a Permitted Country.

     Person or person: an individual, firm, partnership, joint venture, trust, trustee, Government Entity, organization, association, corporation, limited liability company, government agency, committee, department, authority, and other body, corporate or incorporate, whether having distinct legal status or not, or any member of any of the same.

     Purchase Agreement:  defined in Recital A to the Mortgage.

     Removable Part:  defined in (S) 4.04(d) of the Mortgage.

     Rent:  defined in the Granting Clause of the Mortgage.

     Replacement Airframe:  an airframe substituted for an Airframe pursuant to
(S) 4.05(a) of the Mortgage.

     Replacement Closing Date:  defined in (S) 4.05(c) of the Mortgage.

     Replacement Engine: an engine substituted for an Engine pursuant to (S) 4.04(e) of the Mortgage.

     Responsible Officer: (1) any Officer of such Person, (2) any other officer of such Person customarily bearing responsibility for matters relating to the transactions contemplated by the Mortgage, or (3) any officer of such Person specifically authorized to take responsibility for any matter relating to the transactions contemplated by the Mortgage.

     Restricted Subsidiary:  defined in the Collateral Trust Agreement.

     SEC: the Securities and Exchange Commission of the United States, or any Government Entity succeeding to the functions of such Securities and Exchange Commission.

     Section 1110: 11 U.S.C. (S) 1110 of the Bankruptcy Code, or any successor or analogous section of the federal bankruptcy law in effect from time to time.

     Secured Debt:  defined in the Collateral Trust Agreement.

     Security Documents:  defined in the Collateral Trust Agreement.

     Senior Indebtedness: defined in the Indenture or, if the Indenture shall no longer be in full force and effect, then as such term was defined therein immediately prior to its ceasing to be in full force and effect.

     Significant Default: (1) the Company's or Holdings' failure to pay any amount of principal of or interest on any Note when due, (2) any Bankruptcy Default or (3) any Event of Default.

     Significant Subsidiary:  defined in SEC Regulation S-X.

     Similar Aircraft: an aircraft of the same make and similar model to the subject Aircraft, i.e., another Boeing Model DC-9 aircraft in the case of an Aircraft consisting of a Boeing Model DC-9 series aircraft and another Boeing Model 737 in the case of an Aircraft consisting of a Boeing Model 737 aircraft.

     Spare Engine: each of the engines manufactured by Engine Manufacturer, identified by Engine Manufacturer's model number and Engine Manufacturer's serial number in Schedule 1 and not originally installed on an Airframe on the Issuance Date.

     Spare Parts: the Company's aircraft spare parts, including each of the following: (1) expendables, (2) pipeline spares and other non-capital, rotable airframe and engine components, and (3) capital units and other parts that will normally last the life of the aircraft, such as spare control surfaces, landing gears, avionics units and engine accessories, in each case, whether now existing or acquired after the Issuance Date.

     Spares Insured Value:  defined in (S) D of Annex B to the Mortgage.

     Standard & Poor's:  Standard & Poor's Ratings Services.

     Subsidiary Guarantee:  defined in the Collateral Trust Agreement.

     Taxes: all taxes, levies, imposts, duties, fees, charges, assessments, or withholdings of any nature whatsoever imposed by any Taxing Authority, and any penalties, additions to tax, fines, or interest thereon or additions thereto.

     Taxing Authority: any federal, state, or local government or other taxing authority in the United States, any foreign government or political subdivision or taxing authority thereof, any international taxing authority, or any territory or possession of the United States or taxing authority thereof.

     Threshold Amount:  $2,000,000.

     Transportation Code:  subtitle VII of title 49, United States Code.

     Trigger Date:  defined in (S) 4.05(f) of the Mortgage.

     Trust Company: Wilmington Trust Company, a Delaware banking corporation, not in its capacity as Mortgagee under the Mortgage but in its individual capacity.

     Trust Estate:  defined in the Collateral Trust Agreement.

     UCC: the Uniform Commercial Code as in effect in any applicable jurisdiction.

     United States or U.S.: the United States of America; provided, that for geographic purposes, "United States" means the 50 states and the District of Columbia of the United States of America.

     U.S. Air Carrier: any United States air carrier who is a Citizen of the United States holding an air carrier operating certificate issued by the Secretary of Transportation pursuant to chapter 447 of the Transportation Code for aircraft capable of carrying 10 or more individuals or 6000 pounds or more of cargo, and as to whom there is in force an air carrier operating certificate issued pursuant to FAR Part 121, or who may operate as an air carrier by certification or otherwise under any successor or substitute provisions therefor or in the absence thereof.

     U.S. Government: the federal government of the United States, or any instrumentality or agency thereof the obligations of which are guaranteed by the full faith and credit of the federal government of the United States.

     Wet Lease: any arrangement whereby the Company or a Permitted Lessee agrees to furnish any Aircraft, Airframe, or Engine to a third party pursuant to which such Aircraft, Airframe, or Engine is at all times in the operational control of the Company or such Permitted Lessee, provided, that the Company's obligations under the Mortgage shall continue in full force and effect notwithstanding any such arrangement.

                                    ANNEX B

                                   INSURANCE


     The terms defined in Annex A to the Mortgage, when capitalized as in Annex A, have the same meanings when used in this "Insurance" Annex. Annex A also contains rules of usage that control construction in this "Insurance" Annex.

A.   Liability Insurance

     1. Except as provided in (S) A2 below, the Company will carry or cause to be carried at all times, at no expense to Mortgagee or any Holder, comprehensive airline legal liability insurance (including passenger liability, property damage, and contractual liability insurance) with respect to each Aircraft, Airframe and Engine, which is (a) in an amount not less than the greater of (x) the amount of comprehensive airline legal liability insurance from time to time applicable to aircraft operated by the Company of the same type and operating on similar routes as such Aircraft, and (y) the Minimum Liability Insurance Amount per occurrence; (b) of the type and covering the same risks as from time to time applicable to aircraft operated by the Company of the same type as such Aircraft; and (c) maintained in effect with insurers of nationally or internationally recognized responsibility (such insurers being referred to herein as "Approved Insurers").

     2. During any period that any Aircraft is on the ground and not in operation, the Company may carry or cause to be carried, in lieu of the insurance required by (S) A1 above, insurance otherwise conforming with the provisions of (S) A1 except that (a) the amounts of coverage shall not be required to exceed the amounts of public liability and property damage insurance from time to time applicable to aircraft operated by the Company of the same type as such Aircraft which are on the ground and not in operation, and (b) the scope of the risks covered and the type of insurance shall be the same as from time to time shall be applicable to aircraft operated by the Company of the same type which are on the ground and not in operation.

B.   Hull Insurance

     1. Except as provided in (S) B2 below, the Company will carry or cause to be carried at all times, at no expense to Mortgagee or any Holder, with Approved Insurers "all-risk" ground and flight aircraft hull insurance covering each Aircraft (including the Engines when they are installed on an Airframe or any other airframe) which is of the type as from time to time applicable to aircraft operated by the Company of the same type as such Aircraft for an amount denominated in United States Dollars not less than the applicable Agreed Value (as the same may be annually adjusted in accordance with the terms hereof).

     Any policies of insurance carried in accordance with this (S) B1 covering such Aircraft and any policies taken out in substitution or replacement for any such policies (a) shall name Mortgagee as loss payee for the account of all interests for any proceeds to be paid under such policies up to an amount equal to the Agreed Value, and (b) shall provide that (aa) in the event of a loss involving proceeds in excess of the Threshold Amount, the proceeds in respect of such loss up to an amount equal to the Agreed Value shall be payable to Mortgagee, except in the case of a loss with respect to an Engine installed on an airframe other than an Airframe, in which case the Company (or any Permitted Lessee) shall endeavor to arrange for any payment of insurance proceeds in respect of such loss to be held for the account of Mortgagee whether such payment is made to the Company (or any Permitted Lessee) or any third party and, if Mortgagee receives such a payment otherwise than in respect of an Event of Loss, then, upon receipt of evidence satisfactory to Mortgagee that the damage giving rise to such payment has been repaired or that such payment is then required to pay for repairs then being made, Mortgagee shall, unless a Default or Event or Default exists, pay the amount of such payment to the Company or its order, and (bb) the entire amount of any loss involving proceeds of the Threshold Amount or less or the amount of any proceeds of any loss in excess of the Agreed Value shall be paid to the Company or its order unless a Default or Event or Default exists and the insurers have been notified thereof by Mortgagee. In the case of a loss with respect to an engine (other than an Engine) installed on an Airframe, Mortgagee shall hold any payment to it of any insurance proceeds in respect of such loss for the account of the Company or any other third party who is entitled to receive such proceeds.

     2. During any period that any Aircraft is on the ground and not in operation, the Company may carry or cause to be carried, in lieu of the insurance required by (S) B1 above, insurance otherwise conforming with the provisions of (S) B1, except that the scope of the risks and the type of insurance shall be the same as from time to time applicable to aircraft operated by the Company of the same type similarly on the ground and not in operation, provided, that the Company shall maintain insurance against risk of loss or damage to such Aircraft in an amount equal to the Agreed Value during such period that such Aircraft is on the ground and not in operation.

C.   War-Risk, Hijacking, and Allied Perils Insurance

     If the Company (or any Permitted Lessee) operates or proposes to operate an Aircraft, an Airframe, or any Engine (1) in any area of recognized hostilities or (2) on international routes and the Company (or such Permitted Lessee) maintains war-risk, hijacking, or allied perils insurance for other aircraft that it operates on such routes, the Company shall maintain or cause to be maintained war-risk, hijacking, and related perils insurance of substantially the same type carried by major United States commercial air carriers operating the same or comparable models of aircraft on similar routes or in such areas, and in no event in an amount less than (x) the amount set forth in (S) A with respect to liability coverage and (y) the values stated in (S) B1 and B2 with respect to hull coverage. In any event, the Company shall maintain or cause a Permitted Lessee to maintain the "Common North American Airline Buyback" to the War Exclusion Clause (or London or other equivalent) war risk perils buyback.

D.   Spares Coverage

     The Company will carry or cause to be carried at all times, at no expense to Mortgagee or any Holder, with Approved Insurers spares all risks insurance covering Engines and Parts, including Spare Engines and Spare Parts, while removed from an Aircraft, in an aggregate amount not less than the full replacement value of such Engine or Part (the "Spares Insured Value").

     Any policies of insurance carried in accordance with this (S) D covering such Engines and Parts and any policies taken out in substitution or replacement for any such policies (a) shall name Mortgagee as exclusive loss payee for any proceeds to be paid under such policies up to an amount equal to the Spares Insured Value for the applicable Engine or Part, and (b) shall provide that in the event of a loss, the proceeds in respect of such loss for such Engine or Part shall be payable to the Company, unless a Default or Event or Default exists and the insurers have been notified thereof by Mortgagee.

E.   General Provisions

     Any policies of insurance carried in accordance with (S)(S) A, B, C and D, including any policies taken out in substitution or replacement for such policies:

               (1) shall name Mortgagee and each Holder, (identified by description, not by name) as an additional insured (collectively, the "Additional Insureds"), as their interests may appear;

               (2) shall apply worldwide and have no territorial restrictions or limitations (except only in the case of war, hijacking, and related perils insurance required under (S) C, which shall apply to the extent available on commercially reasonable terms in the major international aviation insurance markets);

               (3) shall provide that, in respect of the interests of the Additional Insureds in such policies, the insurance shall not be invalidated or impaired by any act or omission (including misrepresentation and nondisclosure) by the Company (or any Permitted Lessee) or any other Person (including use for illegal purposes of any Aircraft or any Engine), and shall insure the Additional Insureds regardless of any breach or violation of any representation, warranty, declaration, term, or condition in such policies by the Company (or any Permitted Lessee);

               (4) shall provide that, if the insurers cancel such insurance for any reason whatsoever, or if it is allowed to lapse for nonpayment of premium, or if any material change is made in the insurance which adversely affects the interest of any of the Additional Insureds, such cancellation, lapse, or change shall not be effective as to the Additional Insureds for 30 days (seven days in the case of war risk, hijacking, and allied perils insurance) after receipt by the Additional Insureds of written notice by such insurers of such cancellation, lapse, or change, provided, that if any notice period specified above is not reasonably obtainable, such policies shall provide for as long a period of prior notice as shall then be reasonably obtainable;

               (5) shall waive any rights of setoff (including for unpaid premiums), recoupment, counterclaim, or other deduction, whether by attachment or otherwise, against each Additional Insured;

               (6) shall waive any right of recourse, subrogation, setoff, recoupment, counterclaim, or other deduction against any Additional Insured;

               (7) shall be primary without right of contribution from any other insurance that may be available to any Additional Insured;

               (8) shall provide that all of the liability insurance provisions thereof, except the limits of liability, shall operate in all respects as if a separate policy had been issued covering each party insured thereunder;

               (9) shall provide that none of the Additional Insureds shall be liable for any insurance premium; and

               (10) shall contain a 50/50% Clause per Lloyd's Aviation Underwriters' Association Standard Policy Form AVS 103;

provided, that any such endorsements may be subject to any limitations on endorsements generally prevailing in the airline insurance marketplace at the time.

F.   Reports and Certificates; Other Information

     On or before the Issuance Date and on or before each renewal date of the insurance policies required hereunder, the Company will furnish or cause to be furnished to Mortgagee insurance certificates describing in reasonable detail the insurance maintained by the Company hereunder and a report, signed by the Company's regular independent insurance broker (the "Insurance Broker"), stating the opinion in customary form of such Insurance Broker that (a) all premiums in connection with the insurance then due have been paid, and (b) such insurance complies with this Annex B. To the extent such agreement is reasonably obtainable, the Company will also cause the Insurance Broker to agree to advise Mortgagee in writing of any default in the payment of any premium, and to notify Mortgagee in writing at least 30 days (seven days in the case of war-risk and allied perils coverage, or such shorter period as may be available in the major international aviation insurance markets, as applicable) before the cancellation, lapse, or materially adverse change of any insurance maintained pursuant to this Annex B.

G.   Right to Pay Premiums

     The Additional Insureds shall have the rights but not the obligations of an additional named insured. None of Mortgagee and the other Additional Insured shall have any obligation to pay any premium, commission, assessment, or call due on any such insurance (including reinsurance). Notwithstanding the foregoing, in the event of cancellation of any insurance due to the nonpayment of premiums, Mortgagee shall have the option, in its sole discretion,, to pay any such premium in respect of one or more of the Aircraft that is due in respect of the coverage pursuant to this Mortgage and to maintain such coverage, as Mortgagee may require, until the scheduled expiry date of such insurance and, in such event, the Company shall, upon demand, reimburse Mortgagee for amounts that it so pays.

H.   Deductibles; Self-Insurance

     The Company may self-insure by way of deductible, premium adjustment, franchise provisions, or otherwise (including, with respect to insurance maintained pursuant to (S) B, insuring for a maximum amount which is less than the Agreed Value) in the insurance covering the risks required to be insured against pursuant to (S) 4.06 of the Mortgage and this Annex B under a program applicable to all aircraft in the Company's fleet, but in no case shall the aggregate amount of self-insurance in regard to (S) 11 of the Mortgage and this Annex B exceed $1 million per occurrence, or, if greater, the lesser per policy year with respect to all of the aircraft in the Company's fleet (including each Aircraft of (x) 4% of the consolidated tangible net worth of Holdings at the time (based on the latest publicly-available financial statements at the time that the insurance is placed) and (y) the value of the single most valuable aircraft in the Company's fleet), unless an insurance broker of national standing shall certify that the standard among the majority of major U.S. airlines is a higher level of self-insurance, in which case the Company may self-insure to such higher level. In addition, the Company (and any Permitted Lessee) may self-insure to the extent of any applicable deductible per aircraft that does not exceed industry standards for major U.S. airlines.

                                  SCHEDULE 1


                     DESCRIPTION OF AIRFRAMES AND ENGINES

                   McDONNELL DOUGLAS MODEL DC-9-32 AIRFRAMES

        FAA           Manufacturer's            FAA            Manufacturer's
  Registration No.      Serial No.        Registration No.       Serial No.

      N803AT             47261               N834AT               47488
      N816AT             47445               N835AT               47534
      N817AT             47323               N836AT               47397
      N818AT             47320               N837AT               45774
      N819AT             47260               N839AT               47089
      N821AT             47284               N840AT               47523
      N823AT             47529               N845AT               47238
      N824AT             47278               N846AT               47226
      N825AT             47319               N847AT               47555
      N828AT             47274               N848AT               47559
      N830AT             47723               N849AT               47484
      N831AT             47674               N866AT               47168
      N832AT             47451               N867AT               47170
      N833AT             47489




                        BOEING MODEL 737-2L9 AIRFRAMES


                            FAA         Manufacturer's
                      Registration No.    Serial No.

                          N464AT           21278
                          N737Q            21279
                          N465AT           21528

                          PRATT & WHITNEY JT8D ENGINES

    Manufacturer's     Manufacturer's      Manufacturer's      Manufacturer's
      Serial No.         Serial No.          Serial No.          Serial No.

       649189             653673              654701              688646
       653649             656845              656857              655010
       656065             657299              657308              656981
       657214             657612              665202              657590
       657608             665238              665251              665252
       665225             665332              665387              665433
       665283             665500              665542              665636
       665470             665737              665816              665820
       665721             665861              665874              665972
       665828             666004              666022              666075
       666133             666148              666183              666186
       666227             666338              666290              666729
       666334             666811              666672              666912
       666759             666948              666868              667165
       666915             667137              666955              674577
       667136             674394              667154              707401
       687596             688418              674425





EACH OF THE ABOVE AIRCRAFT ENGINES IS AT LEAST 750 RATED TAKEOFF HORSEPOWER.

                                  SCHEDULE 2

                              PERMITTED COUNTRIES


                    Argentina                      Malta
                    Australia                      Mexico
                    Austria                        Morocco
                    Bahamas                        Netherlands
                    Belgium                        New Zealand
                    Brazil                         Norway
                    Canada                         Paraguay
                    Chile                          People's Republic of China
                    Denmark                        Philippines
                    Ecuador                        Portugal
                    Egypt                          Republic of China (Taiwan)
                    Finland                        Singapore
                    France                         South Africa
                    Germany                        South Korea
                    Greece                         Spain
                    Hungary                        Sweden
                    Iceland                        Switzerland
                    India                          Thailand
                    Indonesia                      Tobago
                    Ireland                        Trinidad
                    Italy                          United Kingdom
                    Japan                          Uruguay
                    Luxembourg                     Venezuela
                    Malaysia

                                  SCHEDULE 3

                           LOCATIONS OF SPARE PARTS

-------------------------------------------------------------------------------------------------------------------------
Address 1                               Address 2                               City                State         Zip
-------------------------------------------------------------------------------------------------------------------------
Atlanta Hartsfield Int'l Airport        10700 Spine Rd.                         Atlanta             GA            30320
-------------------------------------------------------------------------------------------------------------------------
AirTran Reservation Center              1800 Phoenix Blvd.                      Atlanta             GA            30349
-------------------------------------------------------------------------------------------------------------------------
AirTran Training Center                 1688 Phoenix Pkwy                       College Park        GA            30349
-------------------------------------------------------------------------------------------------------------------------
Miami Int'l Airport                     P.O. Box 52-2602                        Miami               FL            33152
-------------------------------------------------------------------------------------------------------------------------
Bloomington Airport                     2901 E. Empire, Suite 110               Bloomington         IL            61704
-------------------------------------------------------------------------------------------------------------------------
Boston Int'l Airport                    400 Terminal D                          East Boston         MA            02128
-------------------------------------------------------------------------------------------------------------------------
Buffalo Int'l Airport                   4200 Genesee St.                        Cheektowaga         NY            14225
-------------------------------------------------------------------------------------------------------------------------
Akron Canton Regional Airport           5430 Lauby Rd.                          North Canton        OH            44720
-------------------------------------------------------------------------------------------------------------------------
Dayton Int'l Airport                    3600 Terminal Dr.                       Vandalia            OH            45377
-------------------------------------------------------------------------------------------------------------------------
DFW Airport                             Ticket Couter, Terminal E, Section A    Dallas              TX            75261
-------------------------------------------------------------------------------------------------------------------------
Newark International Airport            Terminal A, PO Box 4100                 Newark              NJ            07114
-------------------------------------------------------------------------------------------------------------------------
Ft. Lauderdale Int'l Airport            300 S. Terminal Dr.                     Ft. Lauderdale      FL            33315
-------------------------------------------------------------------------------------------------------------------------
Bishop Int'l Airport, Room 110C         G-3425W Bristol Rd.                     Flint               MI            48507
-------------------------------------------------------------------------------------------------------------------------
Gulfport/Biloxi Regional Airport        AirTran Airways Ticket Counter 14035-L  Gulfport            MS            39503
                                        Airport Rd.
-------------------------------------------------------------------------------------------------------------------------
Greensboro Airport                      6415 Bryan Blvd, Suite 88               Greensboro          NC            27409
-------------------------------------------------------------------------------------------------------------------------
AirTran Corporate Offices               9955 AirTran Blvd.                      Orlando             FL            32827
-------------------------------------------------------------------------------------------------------------------------
William P. Hobby Airport                7800 Airport Blvd.                      Houston             TX            77061
-------------------------------------------------------------------------------------------------------------------------
Washington Dulles Int'l Airport         151 Cargo Rd.                           Dulles              VA            20166
-------------------------------------------------------------------------------------------------------------------------
Jacksonville Airport                    2400 Yankee Clipper Dr., Suite 105      Jacksonville        FL            32218
-------------------------------------------------------------------------------------------------------------------------
LaGuardia Airport                       Central Terminal PO Box 110             Flushing            NY            11371
-------------------------------------------------------------------------------------------------------------------------
Orlando Int'l Airport                   9246 Airport Blvd                       Orlando             FL            32822
-------------------------------------------------------------------------------------------------------------------------
AirTran TOC                             4170 Wiley Dr.                          Orlando             FL            32827
-------------------------------------------------------------------------------------------------------------------------
Chicago-Midway Airport                  5700 S. Cicero Ave.                     Chicago             IL            60638
-------------------------------------------------------------------------------------------------------------------------
Memphis Airport                         2491 Winchester, Suite 303              Memphis             TN            38116
-------------------------------------------------------------------------------------------------------------------------
Miami Int'l Airport                     PO Box 8887                             Miami               FL            33299
-------------------------------------------------------------------------------------------------------------------------
Quad Cities/Moline Airport              2200 69th Ave.                          Moline              IL            61265
-------------------------------------------------------------------------------------------------------------------------
Lindberg Terminal                       4300 Glumack Dr.                        St. Paul            MN            55111
-------------------------------------------------------------------------------------------------------------------------
New Orleans Int'l Airport               800 Airline Hwy                         Kenner              LA            70062
-------------------------------------------------------------------------------------------------------------------------
Myrtle Beach Jetport                    1100 Jetport Rd.                        Myrtle Beach        SC            29577
-------------------------------------------------------------------------------------------------------------------------
Newport News Airport                    900 Bland Blvd.                         Newport News        VA            23602
-------------------------------------------------------------------------------------------------------------------------
Philadelphia Int'l Airport              Tkt Ctr Terminal D                      Philadelphia        PA            19153
-------------------------------------------------------------------------------------------------------------------------
AirTran Airways                         PO Box 12404 Landside Terminal          Pittsburgh          PA            15213
-------------------------------------------------------------------------------------------------------------------------
Raleigh-Durham Airport                  1600 Terminal Blvd., Terminal-A         Raleigh             NC            27623
                                        Extension
-------------------------------------------------------------------------------------------------------------------------
Southwest Florida Int'l Airport         16000 Chamberlin Pkwy., Suite 8678      Ft. Myers           FL            33913
-------------------------------------------------------------------------------------------------------------------------
Savannah Airport                        418 Airways Ave.                        Savannah            GA            31408
-------------------------------------------------------------------------------------------------------------------------
AirTran Reservation Center              1224 Bob Harman Rd., Suite 213          Savannah            GA            31408
-------------------------------------------------------------------------------------------------------------------------
Lake City Airport                       P.O. Box 1909                           Lake City           FL            32056
-------------------------------------------------------------------------------------------------------------------------
                                        11013 Airport Hwy                       Swanton             OH            43558
-------------------------------------------------------------------------------------------------------------------------
Tampa International Airport             AirTran Airways PO Box 22771            Tampa               FL            33607
-------------------------------------------------------------------------------------------------------------------------
Okaloosa County Airport                 PO Box 16 State Rd 85N                  Eglin AFB           FL            33542
-------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 4

                              ENCUMBERED ENGINES


        Manufacturer's          Manufacturer's          Designated Value
         Model Number             Serial No.

           JT8D-7B                 665225                  $600,000
           JT8D-9A                 649189                  $600,000
           JT8D-9A                 653649                  $600,000
           JT8D-9A                 665874                  $600,000

                                   EXHIBIT H

                               FORM OF MORTGAGE

                                [see Exhibit G]

                                   EXHIBIT I


                          FORM OF SECURITY AGREEMENT


                                [see Exhibit G]